                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              SENTO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                               November 17, 1999
                                     [LOGO]

Dear Shareholder:

         I am pleased to forward the enclosed Proxy Statement for the Special Meeting of Shareholders (the "Special Meeting") of Sento Corporation, a Utah corporation ("Sento"), to be held on December 16, 1999 at 10:00 a.m., local time, at Sento's offices, 808 East Utah Valley Drive, American Fork, Utah 84003, to consider and vote upon a proposal to approve, authorize, adopt and ratify a Contribution Agreement (the "Contribution Agreement") by and between Sento and EchoPass Corporation, a newly-formed Utah corporation ("EchoPass"), and approve the related transactions contemplated by the Contribution Agreement (collectively, the "EchoPass Transactions").

         Pursuant to the Contribution Agreement, among other things, (i) Sento will transfer to EchoPass substantially all of the technology currently owned and utilized by Sento in the operation of its eCustomer Contact Center, including related sales and marketing rights (collectively, the "Technology"), in exchange for 4,000,000 shares of EchoPass Series A Convertible Preferred Stock (the "EchoPass Preferred"), representing approximately 47% of the issued and outstanding shares of EchoPass Common Stock (on a fully-diluted basis, after giving effect to the conversion of the shares of EchoPass Preferred to be issued in the EchoPass Transactions) immediately following the consummation of the EchoPass Transactions; (ii) Sento and EchoPass will enter into a Services Agreement, enabling Sento to utilize the Technology (at most favored customer pricing) in developing its existing and future eCustomer Contact Centers; (iii) Sento will transfer to EchoPass certain tangible assets, consisting primarily of computer equipment, in exchange for EchoPass' delivery of a secured promissory note in the original principal amount of approximately $1,100,000; (iv) EchoPass will transfer 3,500,000 shares of EchoPass Preferred to Genesys Telecommunication Laboratories, Inc., a leading developer of enterprise interaction management software ("Genesys"), in exchange for $1,000,000 in cash and a favorable license to use Genesys' internet suite of enterprise interaction management software in the development of EchoPass' business operations; (v) Sento and EchoPass will enter into a Facilities and Services Agreement pursuant to which EchoPass will obtain the right to use certain office and research and development space at Sento's principal offices and Sento will provide to EchoPass accounting and other general and administrative services; and (vi) certain existing employees of Sento, including Arthur F. Coombs, III, Sento's President and Chief Executive Officer, will resign as employees of Sento and will become employees of EchoPass.

         Sento's Board of Directors (the "Board") has carefully reviewed and considered the terms and conditions of the proposed EchoPass Transactions and has received the preliminary opinion of Alliant Partners, its financial advisor, that, as of September 28, 1999 and based on and subject to certain matters stated therein, the contribution to be made by Sento to EchoPass in the EchoPass Transactions is fair, from a financial point of view, to the Sento shareholders. A copy of the preliminary Alliant Partners' opinion is attached to this Proxy Statement as Appendix A. The Contribution Agreement provides that the consummation of the EchoPass Transactions, if approved by the Sento shareholders at the Special Meeting, is expressly conditioned upon Sento's receipt and approval of a final opinion from Alliant Partners, acceptable to the Board and substantially in the form of the draft opinion enclosed with the Proxy Statement. Sento shareholders are advised to read the Alliant Partners opinion in its entirety.

         Based upon discussions with prospective investors, capital funding sources and industry partners, the Board has determined that the terms and conditions of the EchoPass Transactions are in the best interests of Sento and its shareholders, in part because the Board believes the consummation of the EchoPass Transactions will enable EchoPass to attract financing and strategic alliance opportunities that are not presently available to Sento. Accordingly, the Board has unanimously approved the terms of the EchoPass Transactions and unanimously recommends that shareholders vote FOR the approval and the consummation of the EchoPass Transactions. The Board believes that shareholder approval of the EchoPass Transactions is not required; however, the Board has determined that it is appropriate to submit the EchoPass Transactions to the shareholders of Sento for their approval because of the interests of certain members of the Board in the EchoPass Transactions (as described in the enclosed Proxy Statement). Votes by shareholders of Sento who are also directors, officers or shareholders of EchoPass will not be counted toward approval of the EchoPass Transactions. YOUR VOTE ON THIS MATTER IS VERY IMPORTANT. Approval of the EchoPass Transactions by the Sento shareholders is a condition to the consummation of the EchoPass Transactions. We urge you to review carefully the enclosed materials and to return your proxy card promptly.

         The accompanying Proxy Statement provides a detailed description of the EchoPass Transactions, certain business and financial information of Sento and EchoPass and other important information. A copy of the Contribution Agreement (including the related agreements and exhibits attached thereto) is attached to the Proxy Statement as Appendix B. Copies of Sento's most recent Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB are also attached to the Proxy Statement as Appendix C and Appendix D, respectively.

         Whether or not you plan to attend the Special Meeting, please sign and promptly return your proxy card in the enclosed postage paid envelope. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy.

                                                    Sincerely,

                                                    /s/ Kieth E. Sorenson

                                                    Kieth E. Sorenson
                                                    Chairman of the Board

                                SENTO CORPORATION
                           808 EAST UTAH VALLEY DRIVE
                            AMERICAN FORK, UTAH 84003

                    -----------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   -------------------------------------------


         NOTICE IS HEREBY GIVEN that a Special Meeting (the "Special Meeting") of Shareholders of Sento Corporation, a Utah corporation ("Sento"), will be held on December 16, 1999, at 10:00 a.m., local time, at Sento's offices, 808 East Utah Valley Drive, American Fork Utah 84003, for the following purposes:

         1. To consider and vote upon a proposal to approve, authorize, adopt and ratify a Contribution Agreement (the "Contribution Agreement") by and between Sento and EchoPass Corporation, a newly-formed Utah corporation ("EchoPass"), and to consummate the related transactions contemplated by the Contribution Agreement (collectively, the "EchoPass Transactions"). Pursuant to the Contribution Agreement, among other things, (i) Sento will transfer to EchoPass substantially all of the technology currently owned and utilized by Sento in the operation of its eCustomer Contact Center, including related sales and marketing rights (collectively, the "Technology"), in exchange for 4,000,000 shares of EchoPass Series A Convertible Preferred Stock (the "EchoPass Preferred"), representing approximately 47% of the issued and outstanding shares of EchoPass Common Stock (on a fully-diluted basis, after giving effect to the conversion of the shares of EchoPass Preferred to be issued in the EchoPass Transactions) immediately following the consummation of the EchoPass Transactions; (ii) Sento and EchoPass will enter into a Services Agreement, enabling Sento to utilize the Technology (at most favored customer pricing) in developing its existing and future eCustomer Contact Centers; (iii) Sento will transfer to EchoPass certain tangible assets, consisting primarily of computer equipment, in exchange for EchoPass' delivery of a secured promissory note in the original principal amount of approximately $1,100,000; (iv) EchoPass will transfer 3,500,000 shares of EchoPass Preferred to Genesys Telecommunication Laboratories, Inc., a leading developer of enterprise interaction management software ("Genesys"), in exchange for $1,000,000 in cash and a favorable license to use Genesys' internet suite of enterprise interaction management software in the development of EchoPass' business operations; (v) Sento and EchoPass will enter into a Facilities and Services Agreement pursuant to which EchoPass will obtain the right to use certain office and research and development space at Sento's principal offices and Sento will provide to EchoPass accounting and other general and administrative services; and (vi) certain existing employees of Sento, including Arthur F. Coombs, III, Sento's President and Chief Executive Officer, will resign as employees of Sento and will become employees of EchoPass.

         2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The proposal to approve and consummate the EchoPass Transactions is more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record of the common stock of Sento (the "Sento Common Stock") at the close of business on November 15, 1999 are entitled to notice of, and will be entitled to vote at, the Special Meeting or any adjournment thereof. The Board of Directors of Sento (the "Board") believes that shareholder approval is not required for the approval of the EchoPass Transactions; however, the Board has determined that it is appropriate to submit the terms of the EchoPass Transactions to the Sento shareholders for their approval because of the interests of certain members of the Board in the EchoPass Transactions (as described in the accompanying Proxy Statement). Accordingly, Sento is seeking the affirmative vote of the holders of a majority of the shares of Sento Common Stock represented at the Special Meeting for approval of the terms of the EchoPass Transactions. Votes by shareholders of Sento who are also directors, officers or shareholders of EchoPass will not be counted toward approval of the EchoPass Transactions. Approval of the EchoPass Transactions by the Sento shareholders is a condition to the consummation of the EchoPass Transactions.
                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ Kieth E. Sorenson

                                           Kieth E. Sorenson
                                           Chairman of the Board
American Fork, Utah

November 17, 1999

--------------------------------------------------------------------------------

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. ANY SHAREHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF SUCH SHAREHOLDER HAS RETURNED A PROXY.
--------------------------------------------------------------------------------

                                     [LOGO]

                              --------------------
                                 PROXY STATEMENT
                              --------------------

         This Proxy Statement is being furnished to the shareholders of Sento Corporation, a Utah corporation ("Sento"), in connection with the solicitation of proxies by the Board of Directors of Sento (the "Board") for use at the Special Meeting of Shareholders (the "Special Meeting") of Sento to be held at 10:00 a.m., local time, on December 16, 1999, at Sento's offices, 808 East Utah Valley, American Fork, Utah 84303, and at any adjournments or postponements of the Special Meeting.

         At the Special Meeting, Sento shareholders will be asked to consider and vote upon a proposal to approve, authorize, adopt and ratify a Contribution Agreement (the "Contribution Agreement") by and between Sento and EchoPass Corporation, a newly-formed Utah corporation ("EchoPass"), and approve the related transactions contemplated by the Contribution Agreement (collectively, the "EchoPass Transactions"). Pursuant to the Contribution Agreement, among other things, (i) Sento will transfer to EchoPass substantially all of the technology currently owned and utilized by Sento in the operation of its eCustomer Contact Center, including related sales and marketing rights (collectively, the "Technology"), in exchange for 4,000,000 shares of EchoPass Series A Convertible Preferred Stock (the "EchoPass Preferred"), representing approximately 47% of the issued and outstanding shares of EchoPass Common Stock (on a fully-diluted basis, after giving effect to the conversion of the shares of EchoPass Preferred to be issued in the EchoPass Transactions) immediately following the consummation of the EchoPass Transactions; (ii) Sento and EchoPass will enter into a Services Agreement, enabling Sento to utilize the Technology (at most favored customer pricing) in developing its existing and future eCustomer Contact Centers; (iii) Sento will transfer to EchoPass certain tangible assets, consisting primarily of computer equipment, in exchange for EchoPass' delivery of a secured promissory note in the original principal amount of approximately $1,100,000; (iv) EchoPass will transfer 3,500,000 shares of EchoPass Preferred to Genesys Telecommunication Laboratories, Inc., a leading developer of enterprise interaction management software ("Genesys"), in exchange for $1,000,000 in cash and a favorable license to use Genesys' internet suite of enterprise interaction management software in the development of EchoPass' business operations; (v) Sento and EchoPass will enter into a Facilities and Services Agreement pursuant to which EchoPass will obtain the right to use certain office and research and development space at Sento's principal offices and Sento will provide to EchoPass accounting and other general and administrative services; and (vi) certain existing employees of Sento, including Arthur F. Coombs, III, Sento's President and Chief Executive Officer, will resign as employees of Sento and will become employees of EchoPass.

         On November 15, 1999, the high and low sales prices, of the common stock, par value $0.25 per share, of Sento (the "Sento Common Stock") as reported on the Nasdaq Stock Market (SmallCap Market) were $2.70 and $2.81, respectively.

         This Proxy Statement and accompanying form of Proxy are first being mailed to shareholders of Sento on or about November 17, 1999.




                              --------------------

 THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. THE PROPOSED
          TRANSACTIONS ARE COMPLEX. SHAREHOLDERS ARE STRONGLY URGED TO
             READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS
                 ENTIRETY, PARTICULARLY THE MATTERS REFERRED TO
                              UNDER "RISK FACTORS".
                              --------------------


             THE DATE OF THIS PROXY STATEMENT IS NOVEMBER 17, 1999.

                                TABLE OF CONTENTS


                                                                                                                   PAGE
AVAILABLE INFORMATION................................................................................................iv

FORWARD-LOOKING STATEMENTS...........................................................................................iv

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.....................................................................v

SUMMARY...............................................................................................................1
              The Companies...........................................................................................1
                      Sento...........................................................................................1
                      EchoPass........................................................................................1
              The EchoPass Transactions...............................................................................1
              Reasons for the EchoPass Transactions...................................................................2
              Operations Following the EchoPass Transactions..........................................................3
              Date, Time and Place of Meeting of Shareholders.........................................................3
              Purposes of the Meeting.................................................................................3
              RecordDate; Shares Entitled to Vote.....................................................................3
              Vote Required...........................................................................................3
              Quorum; Abstentions and Broker Non-Votes................................................................4
              Interests of Certain Persons in the EchoPass Transactions...............................................4
              Opinion of Alliant Partners.............................................................................4
              Recommendation of the Board of Directors................................................................4
              The Contribution Agreement..............................................................................4
                      Representations and Covenants...................................................................4
                      Conditions to the EchoPass Transactions.........................................................5
                      Closing.........................................................................................5
                      Termination or Amendment........................................................................5
                      Fees and Expenses...............................................................................5
              Related Agreements......................................................................................5
              Genesys Transactions....................................................................................6
              Risk Factors............................................................................................6
              Accounting Matters .....................................................................................6
              Unaudited Pro Forma Financial Information...............................................................6

MARKET PRICE AND DIVIDEND INFORMATION--SENTO..........................................................................7
              Market Price Data--Sento................................................................................7
              Dividend Information--Sento.............................................................................7
              Number of Shareholders--Sento...........................................................................7

MARKET PRICE AND DIVIDEND INFORMATION--ECHOPASS.......................................................................7
              Market Price Data--EchoPass.............................................................................8
              Dividend Information--EchoPass..........................................................................8
              Number of Shareholders--EchoPass........................................................................8

RISK FACTORS..........................................................................................................9

THE SPECIAL MEETING..................................................................................................15
              Date, Time and Place of Meeting........................................................................15
              Record Date and Shares Entitled to Vote................................................................15
              Voting of Proxies......................................................................................15
              Vote Required..........................................................................................15
              Quorum; Abstentions and Broker Non-Votes...............................................................15



              Solicitation of Proxies and Expenses...................................................................16
              Board Recommendation...................................................................................16

PRINCIPAL SHAREHOLDERS OF SENTO......................................................................................17

PRINCIPAL SHAREHOLDERS OF ECHOPASS...................................................................................18

THE ECHOPASS TRANSACTIONS............................................................................................19
              General................................................................................................19
              Background of the Transactions.........................................................................19
              Reasons for the Transactions...........................................................................21
              Operations Following the Transactions..................................................................21
              Opinion ofAlliant Partners.............................................................................22
              Interests of Certain Persons in the Transactions.......................................................25
              Representations and Covenants..........................................................................26
              Conditions to the Transactions.........................................................................26
              Related Agreements.....................................................................................26
                      Services Agreement.............................................................................26
                      Promissory Note................................................................................26
                      Security Agreement.............................................................................26
                      Facilities and Services Agreement..............................................................27
              Termination or Amendment...............................................................................27
              Genesys Transactions...................................................................................27
                      Genesys License Agreement......................................................................27
                      Genesys Stock Purchase Agreements..............................................................27
              Closing................................................................................................27
              Accounting Matters.....................................................................................27
              Unaudited Pro Forma Financial Information..............................................................27
              Fees and Expenses......................................................................................27
              Regulatory Requirements................................................................................28
              Dissenter's Appraisal Rights...........................................................................28

BUSINESS OF SENTO....................................................................................................28
              Background.............................................................................................28
              Industry...............................................................................................29
              Business Strategy......................................................................................29
              Services...............................................................................................30
              Acquisitions and Divestitures..........................................................................31
              Competition............................................................................................32
              Significant Customers..................................................................................33
              Patents and Proprietary Technology.....................................................................33
              Research and Development...............................................................................33
              Employees..............................................................................................33
              Proprietary Marks......................................................................................33
              Facilities.............................................................................................33

MANAGEMENT OF SENTO..................................................................................................34

PROPOSED BUSINESS OF ECHOPASS........................................................................................36
              Background.............................................................................................36
              Industry...............................................................................................37
              Business Strategy......................................................................................38
              Competition............................................................................................39
              Customers..............................................................................................39
              Technology.............................................................................................40
              Research and Development...............................................................................40



              Employees..............................................................................................41
              Facilities.............................................................................................41

MANAGEMENT OF ECHOPASS...............................................................................................41

SHAREHOLDER PROPOSALS................................................................................................42

LEGAL MATTERS........................................................................................................42

INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION...................................................................42

APPENDICES
              A. Opinion of Alliant Partners
              B. Contribution Agreement
              C. Annual Report on Form 10-KSB for the Fiscal Year Ended March 31, 1999
              D. Quarterly Reports on Form 10-QSB for the Quarterly Periods Ended June 30, 1999
                 and September 30, 1999


                              AVAILABLE INFORMATION

         Sento is subject to the informational and reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the offices of the Commission, Room 1024, Judiciary Plaza Building, 450 Fifth Street, N.W., Washington, D.C. 20549, and the regional offices of the Commission at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661, and at Seven World Trade Center, 13th Floor, New York, New York 10049. Copies of such materials can also be obtained at prescribed rates from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza Building, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a web site that contains reports, proxy and information statements and other materials that are filed through the Commission's Electronic Data Gathering Analysis and Retrieval System. The web site can be found at http://www.sec.gov.

         In addition, Sento intends to furnish its shareholders with annual reports which include financial statements that have been audited with a report thereon by its independent accountants and quarterly reports containing unaudited summary financial information for the first three quarters of each fiscal year.

                           FORWARD-LOOKING STATEMENTS

         Statements contained in this Proxy Statement that are not purely historical are forward-looking statements and are being provided in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "expect," "estimate," "anticipate," "intend" and similar expressions are intended to identify forward-looking statements. All forward-looking statements are made as of the date hereof, and are based on current management expectations and information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. It is important to note that actual outcomes and actual results could differ materially from those contemplated in such forward-looking statements. Factors that could cause actual results to differ materially include various risks and uncertainties, including those discussed under the heading "Risk Factors" and elsewhere in this Proxy Statement.

NO PERSON HAS BEEN AUTHORIZED BY SENTO TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT. IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SENTO. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION FOR A PROXY IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The following documents filed by Sento with the Commission pursuant to the Exchange Act (File No. 0-06425) are incorporated herein by reference as of their respective dates:

               (a) Annual Report on Form 10-KSB for the Fiscal Year ended
                   March 31, 1999 (the "Form 10-KSB").

               (b) Quarterly Reports on Form 10-QSB for the Quarterly Periods
                   ended June 30, 1999 and September 30, 1999 (the "Forms 10-QSB").

               (c) Description of Sento's Common Stock contained in a
                   Registration Statement on Form 10 dated July 24, 1972, as modified and amended by Sento's Current Report on Form 8-K filed on October 20, 1997.

         In addition, Sento has elected to deliver to each shareholder of record as of November 15, 1999, the record date for determination of shareholders eligible to vote at the Special Meeting, copies of the Form 10-KSB and Forms 10-QSB. Copies of the Form 10-KSB and Forms 10-QSB are attached to this Proxy Statement as Appendix C and Appendix D, respectively. The Board encourages Sento shareholders to review and carefully consider the information contained in the Form 10-KSB and the Forms 10-QSB as they consider the proposal to approve the Contribution Agreement and the consummation of the EchoPass Transactions.

         Sento will provide without charge to each person to whom a Proxy Statement is delivered, upon the written or oral request of such person, a copy of any or all of the information incorporated by reference in this Proxy Statement, other than exhibits to such information (unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Requests for such copies should be directed to Stanley J. Cutler, Corporate Secretary, Sento Corporation, 808 East Utah Valley Drive, American Fork, Utah 84003, telephone (801) 492-2000.

                                     SUMMARY

         THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, THE APPENDICES HERETO AND DOCUMENTS INCORPORATED BY REFERENCE HEREIN. THE SUMMARY DOES NOT CONTAIN A COMPLETE DESCRIPTION OF THE TERMS OF THE ECHOPASS TRANSACTIONS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THIS PROXY STATEMENT AND THE APPENDICES HERETO. SHAREHOLDERS ARE URGED TO READ THIS PROXY STATEMENT AND THE APPENDICES IN THEIR ENTIRETY.

         SOME OF THE STATEMENTS CONTAINED IN THIS PROXY STATEMENT, INCLUDING INFORMATION "INCORPORATED BY REFERENCE," DISCUSS FUTURE EXPECTATIONS, CONTAIN PROJECTIONS OF RESULTS OF OPERATION OR FINANCIAL CONDITION OR STATE OTHER "FORWARD-LOOKING" INFORMATION. THOSE STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY THE STATEMENTS. THE FORWARD-LOOKING INFORMATION IS BASED ON VARIOUS FACTORS AND WAS DERIVED USING NUMEROUS ASSUMPTIONS. SOME OF THESE FACTORS ARE INCLUDED IN THE DISCUSSION OF "RISK FACTORS" BELOW.

THE COMPANIES

         SENTO. Sento provides a wide range of outsourcing solutions for organizations of all sizes using Windows NT, UNIX, and Internet/Intranet-based client-server computing environments. These services include:

         - Information Technology ("IT") technical services, including outsourced technical support and helpdesk functions; and

         - IT training, including assessing and training in-house IT staff both on-site and through distance learning, including computer-based training ("CBT").

         Unless otherwise indicated, "Sento" refers to Sento Corporation and each of its operating divisions and subsidiaries. Sento was formed in 1986 as Spire Technologies, Inc. to market high-end third party hardware and software products as a value-added reseller ("VAR"). In 1997 and 1998, Sento undertook a strategic transition to focus its efforts on IT training, consulting and technical support. In 1998, it constructed a new generation call center facility (referenced in this Proxy Statement as the "eCustomer Contact Center") which is now operational and which management expects to be at capacity during November 1999 with over 400 agents. Sento sold certain operations, comprising its VAR business, in March and June 1999. Sento's principal executive offices are located at 808 East Utah Valley Drive, American Fork, Utah 84003. Its telephone number is (801) 492-2000.

         ECHOPASS. EchoPass is a newly-formed Utah corporation. As of the date of this Proxy Statement, EchoPass has limited assets and has conducted no business operations. If the proposal to approve the Contribution Agreement and consummate the EchoPass Transactions is approved, EchoPass will acquire, develop and operate the Technology. Immediately following the consummation of the EchoPass Transactions, if consummated, Sento will own 4,000,000 shares of EchoPass Preferred, representing approximately 47% of the issued and outstanding shares of EchoPass Common Stock as of such date (on a fully-diluted basis, after giving effect to the conversion of the shares of EchoPass Preferred to be issued to Sento and Genesys in the EchoPass Transactions) and certain existing directors, officers and employees of Sento will own 915,000 shares of EchoPass Common Stock and exercisable options to acquire an additional 1,755,000 shares of EchoPass Common Stock, representing an aggregate of approximately 26% of the issued and outstanding shares of EchoPass Common Stock as of such date (on a fully-diluted basis, after giving effect to the exercise of such options and the conversion of the shares of EchoPass Preferred to be issued to Sento and Genesys in the EchoPass Transactions). See "The EchoPass Transactions--Interests of Certain Persons in the Transactions." EchoPass was formed as ECP.com, Inc. on July 20, 1999 and subsequently changed its name to EchoPass Corporation. EchoPass' principal executive offices are currently located at 808 East Utah Valley Drive, American Fork, Utah 84003. EchoPass currently uses Sento's telephone number, which is (801) 492-2000.

THE ECHOPASS TRANSACTIONS

         Sento and EchoPass have entered into the Contribution Agreement dated as of November 17, 1999, a copy of which is attached hereto as Appendix B. The Contribution Agreement contemplates that the EchoPass Transactions will consist of the following elements:

                  (i) Sento will transfer to EchoPass substantially all of the Technology in exchange for 4,000,000 shares of EchoPass Preferred, representing approximately 47% of the issued and outstanding shares of EchoPass Common Stock immediately following the consummation of the EchoPass Transactions (on a fully-diluted basis after giving effect to the conversion of the shares of EchoPass Preferred to be issued to Sento and Genesys in the EchoPass Transactions);

                  (ii) Sento and EchoPass will enter into a Services Agreement, enabling Sento to utilize the Technology (at most favored customer pricing) in developing its existing and future eCustomer Contact Centers (the "Services Agreement");

                  (iii) Sento will transfer to EchoPass certain tangible assets, consisting primarily of computer equipment, in exchange for EchoPass' delivery of a secured promissory note in the original principal amount of approximately $1,100,000;

                  (iv) Sento and EchoPass will enter into a Facilities and Services Agreement whereby Sento will permit EchoPass to use certain office and research and development facilities located at Sento's principal offices and provide accounting and other general and administrative services to EchoPass (the "Facilities Agreement");

                  (v) EchoPass will transfer to Genesys 3,500,000 shares of EchoPass Preferred in exchange for $1,000,000 in cash and a license to use Genesys' internet suite of enterprise interaction management software (the "Genesys Internet Suite") on terms that are substantially more favorable than the pricing structure currently available to Sento.

                  (vi) Certain existing employees of Sento, including Arthur F. Coombs, III, Sento's Chief Executive Officer, will resign as employees of Sento and will become employees of EchoPass. See "The EchoPass Transactions."

REASONS FOR THE ECHOPASS TRANSACTIONS

         The Board of Directors of Sento (the "Board") believes that the EchoPass Transactions are in the best interests of Sento and its shareholders. The Board believes that the Technology represents the leading business technology in the call center industry and can be leveraged for significant growth in a new category of customer contact center solutions for small and middle market companies and emerging and high-growth e-business and e-commerce companies. The Board recognizes, however, that development of the proposed business utilizing the Technology will require substantial additional investment and that, to date, Sento has been unable to attract the investment capital required to aggressively pursue development of the Technology. Moreover, the Board believes that rapid development of the Technology will be critical to establish and maintain a competitive edge over potential competitors who have greater resources than Sento. Based upon discussions with prospective investors, capital funding sources and industry partners, the Board believes the consummation of the EchoPass Transactions will enable EchoPass to attract financing and strategic alliance opportunities that are not presently available to Sento. Because the Board believes that EchoPass will benefit from first-mover advantages and will be able to develop and market the Technology more rapidly than Sento (due, in part, to Sento's inability to fund the development of the Technology), it believes that the consummation of the EchoPass Transactions will offer Sento and its shareholders a greater opportunity to benefit from the development of the Technology than the opportunities that are presently available to Sento. Finally, the Board believes the consummation of the EchoPass Transactions will create a significant incentive for the existing and proposed management and employees of EchoPass to rapidly develop and market the Technology and that, because the operations of EchoPass will initially be focused primarily on developing and marketing the Technology, EchoPass will be able to commercialize the Technology more rapidly than Sento. Accordingly, the Board has concluded that the consummation of the EchoPass Transactions represents the best opportunity to capitalize on the Technology and provide to Sento's shareholders the benefits available therefrom. See "The EchoPass Transactions--Reasons for the Transactions."

OPERATIONS FOLLOWING THE ECHOPASS TRANSACTIONS

         SENTO. Following the consummation of the EchoPass Transactions, if approved at the Special Meeting, Sento will continue to conduct its existing business of providing IT services consisting primarily of providing technical support, helpdesk functions and assessing and training in-house IT personnel through both on-site training and distance learning. Sento will no longer own the Technology, but will be able to utilize the Technology pursuant to the Services Agreement. The Board anticipates that several existing employees of Sento, including Arthur F. Coombs, III, Sento's President and Chief Executive Officer, will resign as employees of Sento and will become employees of EchoPass upon the consummation of the EchoPass Transactions. Accordingly, the consummation of the EchoPass Transactions will likely require Sento to identify and hire new executive personnel to fill the vacancies resulting from these resignations. See "The EchoPass Transactions--Operations Following the EchoPass Transactions--Sento."

         ECHOPASS. If the EchoPass Transactions are approved and consummated, EchoPass will commence its proposed business operations of developing, marketing and supporting customer service infrastructure solutions. EchoPass intends to provide e-businesses with telephone and electronic customer interaction and management capabilities through application hosting and customer communication connectivity systems. Together, these services will be designed to provide EchoPass customers with the capabilities to interact with customers over the telephone and through electronic interactions media, including e-mail, Web text chat, Web callbacks, Web call-throughs, co-browsing, faxes and voicemail. EchoPass also intends to provide customer interaction management functionality to help businesses manage customer data and history. EchoPass' services will also be designed to enable businesses to benefit from the functionality of an eCustomer Contact Center environment without installing, configuring, maintaining or updating the applications and connectivity systems. EchoPass anticipates that these services will provide high performance, scalability, functionality and an Internet-enabled system that businesses need to deliver leading customer service operations and effectively compete in today's highly competitive and dynamic Internet environment. See "The EchoPass Transactions--Operations Following the EchoPass Transactions--EchoPass."

DATE, TIME AND PLACE OF MEETING OF SHAREHOLDERS

         The Special Meeting will be held on December 16, 1999, at 10:00 a.m., local time, at Sento's offices, 808 East Utah Valley Drive, American Fork, Utah 84003.

PURPOSES OF THE MEETING

         At the Special Meeting, shareholders of record of Sento will be asked to consider and vote upon a proposal to approve, authorize, adopt and ratify the Contribution Agreement and to consummate the EchoPass Transactions.

RECORD DATE; SHARES ENTITLED TO VOTE

         Holders of record of Sento Common Stock on November 15, 1999 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 7,939,416 shares of Sento Common Stock, each of which will be entitled to one vote on each matter to be acted upon; however, votes by Sento shareholders who are also directors, officers, or shareholders of EchoPass will not be counted toward approval of the EchoPass Transactions. See "The Special Meeting--Vote Required."

VOTE REQUIRED

         The Board believes that shareholder approval is not required for approval of the EchoPass Transactions; however, the Board has determined that it is appropriate to submit the terms of the EchoPass Transactions to the Sento shareholders for their approval as a result of the interests of certain members of the Board in the EchoPass Transactions (as described in this Proxy Statement). Accordingly, Sento is seeking the affirmative vote of the holders of a majority of the shares of Sento Common Stock represented at the Special Meeting for approval of the terms of the EchoPass Transactions. Votes by shareholders of Sento who are also directors, officers or shareholders of EchoPass will not be counted toward approval of the EchoPass Transactions. Approval of the terms of the EchoPass Transactions is a condition to the consummation of the EchoPass Transactions. If the Sento shareholders do not approve the EchoPass Transactions at the Special Meeting, Sento will not proceed with the EchoPass Transactions.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

         A majority of the shares of Sento Common Stock issued and outstanding as of the Record Date, represented in person or by properly executed proxy, is required for a quorum at the Special Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under Utah corporate law and the Articles of Incorporation and Bylaws of Sento, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

INTERESTS OF CERTAIN PERSONS IN THE ECHOPASS TRANSACTIONS

         In considering the recommendation of the Board with respect to the EchoPass Transactions, shareholders should be aware that certain members of the Board have interests which may present them with conflicts of interest in connection with the EchoPass Transactions. In particular, EchoPass was formed by certain existing directors, officers and employees of Sento. Furthermore, immediately following the consummation of the EchoPass Transactions, if consummated, certain existing directors, officers and employees of Sento will own 915,000 shares of EchoPass Common Stock and options to acquire an additional 1,755,000 shares of EchoPass Common Stock, representing an aggregate of approximately 26% of the issued and outstanding shares of EchoPass Common Stock as of such date (on a fully-diluted basis, after giving effect to the exercise of such options and the conversion of the shares of EchoPass Preferred to be issued to Sento and Genesys in the EchoPass Transactions). In addition, three of Sento's existing directors also serve as directors of EchoPass. Shareholders should also be aware that Genesys owns 162,502 shares of Sento Common Stock and exercisable warrants to acquire an additional 81,251 shares of Sento Common Stock, representing an aggregate of approximately 3% of the outstanding shares of Sento Common Stock, and has indicated that it intends to vote such shares in favor of the proposal to approve the EchoPass Transactions. See "The EchoPass Transactions--Interests of Certain Persons in the Transactions." Votes by shareholders of Sento who are also directors, officers or shareholders of EchoPass will not be counted toward approval of the EchoPass Transactions. See "The Special Meeting--Vote Required."

OPINION OF ALLIANT PARTNERS

         Alliant Partners has delivered to the Board a preliminary copy of its written opinion (the "Alliant Opinion"), that, as of September 28, 1999 and based upon and subject to the factors and assumptions set forth in such written opinion, the contribution to be made by Sento to EchoPass in the EchoPass Transactions is fair, from a financial point of view, to the Sento shareholders. The full text of the Alliant Opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken by Alliant Partners, is attached as Appendix A to this Proxy Statement. The Contribution Agreement provides that the consummation of the EchoPass Transactions, if approved at the Special Meeting, is expressly conditioned upon Sento's receipt and approval of a final version of the Alliant Opinion that is substantially in the form of opinion enclosed with this Proxy Statement. Sento shareholders are urged to read the Alliant Opinion in its entirety. See "The EchoPass Transactions--Opinion of Alliant Partners."

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board has approved the EchoPass Transactions and has determined that the EchoPass Transactions are in the best interests of Sento and its shareholders. The Board recommends approval of the Contribution Agreement and the EchoPass Transactions by the Sento shareholders. The primary factors considered and relied upon by the Board in reaching its recommendation are referred to in "The EchoPass Transactions--Reasons for the Transactions."

THE CONTRIBUTION AGREEMENT

         REPRESENTATIONS AND COVENANTS. Pursuant to the Contribution Agreement, Sento has agreed to contribute the Technology to EchoPass in exchange for 4,000,000 shares of EchoPass Preferred and to transfer to EchoPass certain tangible assets consisting primarily of computer equipment (the "Assets") in exchange for EchoPass' delivery of a secured promissory note in the original principal amount of approximately $1,100,000. The Contribution Agreement contains limited representations and warranties regarding Sento, the Technology and the Assets, but provides no representations or warranties with regard to the condition or value of the Technology or the Assets. Additionally, under the Contribution Agreement, Sento and EchoPass have agreed that EchoPass will assume the liabilities relating to the Technology and the Assets from and after the effective time of the Contribution Agreement, and that Sento and EchoPass will indemnify one another with respect to certain losses relating to the Contribution Agreement, the Technology and the Assets.

         CONDITIONS TO THE ECHOPASS TRANSACTIONS. In addition to the requirement that the requisite approval of the shareholders of Sento be obtained, consummation of the EchoPass Transactions is subject to a number of other conditions that, if not satisfied or waived, may cause the EchoPass Transactions not to be consummated and the Contribution Agreement to be terminated. Each party's obligation to consummate the EchoPass Transactions is conditioned on, among other things, (i) receipt by Sento of the Alliant Opinion substantially in the form of the preliminary opinion of Alliant Partners attached as Appendix A to this Proxy Statement and in a form acceptable to the Board and (ii) the simultaneous closing of the software license and stock purchase transactions contemplated between EchoPass and Genesys. See "The EchoPass Transactions -Other Related Agreements." Further, if EchoPass does not raise $6,000,000 in equity funding (including the $1,000,000 to be raised from the sale of 500,000 shares of EchoPass Preferred to Genesys in the EchoPass Transactions) within 120 days of the closing of the EchoPass Transactions, Sento may elect to rescind the Contribution Agreement and the EchoPass Transactions. See "The EchoPass Transactions--Conditions to the Transactions."

         CLOSING. It is anticipated that, assuming all conditions are met, the Transfer will occur and a closing will be held on or about December 16, 1999. See "The EchoPass Transactions--Closing.

         TERMINATION OR AMENDMENT. The Contribution Agreement may be terminated or amended upon the written consent of both Sento and EchoPass.

         FEES AND EXPENSES. Whether or not the EchoPass Transactions are consummated, all costs and expenses incurred by Sento and EchoPass in connection with the Contribution Agreement and the EchoPass Transactions will be paid by Sento; however, in the event that the EchoPass Transactions are consummated, EchoPass will reimburse Sento for all such costs and expenses to the extent such costs and expenses exceed $50,000. See "The EchoPass Transactions - Fees and Expenses."

RELATED AGREEMENTS

         In connection with the EchoPass Transactions, Sento and EchoPass propose to enter into related agreements, including (i) the Services Agreement, pursuant to which EchoPass will provide to Sento services enabling Sento to utilize the Technology (at most favored customer pricing) in developing its existing and future eCustomer Contact Centers, covenant to provide IT consulting services to enable Sento to operate and develop its existing and future eCustomer Contact Centers and grant to Sento a preferential right to utilize improvements to the Technology, (ii) a secured promissory note in the original principal amount of approximately $1,100,000 made by EchoPass in favor of Sento (the "Promissory Note") in consideration of Sento's proposed transfer of certain tangible assets, consisting primarily of computer equipment, and (iii) the Facilities Agreement, pursuant to which Sento will permit EchoPass to use approximately 2,400 square feet of office and research and development space located at Sento's American Fork, Utah headquarters and provide accounting and other general and administrative services to EchoPass. See "The EchoPass Transactions--Related Agreements."

GENESYS TRANSACTIONS

         As part of the EchoPass Transactions, EchoPass also proposes to enter into a Master Software License Agreement (The "Genesys License Agreement") and a Stock Purchase Agreement (the "Genesys Stock Purchase Agreement") with Genesys. The Genesys License Agreement provides for the grant by Genesys of a non-exclusive license to use the Genesys Internet Suite in the development of EchoPass' business operations. In exchange for the right to use the Genesys Internet Suite, EchoPass proposes to issue to Genesys 3,000,000 Shares of EchoPass Preferred and pay quarterly maintenance fees. The Genesys Stock Purchase Agreement provides for the sale by EchoPass of 500,000 shares of EchoPass Preferred to Genesys in exchange for $1,000,000. The Genesys Stock Purchase Agreement contains additional terms and conditions that are customary for early-stage venture funding transactions and limitations on EchoPass' use of the proceeds from the sale of EchoPass Preferred. See "The EchoPass Transactions
- Genesys Transactions."

RISK FACTORS

         In considering whether to vote for the approval and adoption of the EchoPass Transactions, shareholders of Sento should carefully consider all of the information contained in this Proxy Statement and, in particular, the information set forth in the section entitled "Risk Factors."

ACCOUNTING MATTERS

         Sento intends to account for the EchoPass Transactions, if consummated, as an equity investment under generally accepted accounting principles. See "The EchoPass Transactions--Accounting Matters."

UNAUDITED PRO FORMA FINANCIAL INFORMATION

         In considering whether to vote for the proposal to approve, authorize, adopt and ratify the Contribution Agreement and approve the EchoPass Transactions, Sento shareholders should review and consider the unaudited pro forma financial information giving effect to the EchoPass Transactions set forth on pages P-1 through P-4 of this proxy statement.

                  MARKET PRICE AND DIVIDEND INFORMATION--SENTO

MARKET PRICE DATA--SENTO

         The Sento Common Stock is traded on the Nasdaq Stock Market (SmallCap Market) under the symbol "SNTO." The following table sets forth the range of high and low closing prices reported on the Nasdaq Stock Market for the Sento Common Stock for the periods indicated.

                                                                 HIGH      LOW
                                                                ------    -----

     Fiscal Year Ended March 31, 2000:
              First Quarter....................................   $2.06    $1.56
              Second Quarter...................................    3.00     1.88
              Third Quarter (through November 15, 1999)........    3.44     2.25

     Fiscal Year Ended March 31, 1999:
              First Quarter....................................   $5.13    $3.75
              Second Quarter...................................    4.75     3.50
              Third Quarter....................................    4.00     2.25
              Fourth Quarter...................................    2.63     1.38

     Fiscal Year Ended March 31, 1998:
              First Quarter....................................   $5.38    $3.88
              Second Quarter...................................    5.50     4.25
              Third Quarter....................................    4.75     4.06
              Fourth Quarter...................................    4.50     3.88


DIVIDEND INFORMATION--SENTO

         Sento has not declared or paid any dividends on the Sento Common Stock and currently anticipates that it will retain all available funds to finance future growth and business expansion. Any future determination to pay dividends will be at the direction of the Board and will be dependent on results of operations, contractual restrictions and other factors deemed relevant by the Board.

NUMBER OF SHAREHOLDERS--SENTO

         As of November 15, 1999, there were 421 shareholders of record who held shares of Sento Common Stock (although Sento has been informed that there are in excess of 1,000 beneficial owners), as shown on the records of Sento's transfer agent for such shares.

                 MARKET PRICE AND DIVIDEND INFORMATION--ECHOPASS

MARKET PRICE DATA--ECHOPASS

         Neither the EchoPass Common Stock nor the EchoPass Preferred are listed on any exchange or quoted by any dealers in securities. There is currently no public market for the EchoPass Common Stock or the EchoPass Preferred, and Sento does not expect that any public market will develop in the immediate future.

DIVIDEND INFORMATION--ECHOPASS

         EchoPass has not declared or paid any dividends on the EchoPass Common Stock or the EchoPass Preferred and Sento currently anticipates that EchoPass will retain all available funds to finance future growth and business expansion. The Articles of Incorporation of EchoPass, as amended, provide for the payment of dividends to the holders of the EchoPass Preferred when, as and if determined by the Board of Directors of EchoPass. Any future determination to pay dividends will be at the discretion of EchoPass' Board of Directors and will be dependent on results of operations, contractual restrictions and other factors determined relevant by the Board of Directors of EchoPass.

NUMBER OF SHAREHOLDERS--ECHOPASS

         As of November 15, 1999, there were 21 shareholders of record who own an aggregate of 1,000,000 shares of EchoPass Common Stock. Currently, there are no shares of EchoPass Preferred issued or outstanding.

                                  RISK FACTORS

         EXCEPT FOR HISTORICAL INFORMATION CONTAINED HEREIN, THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS WILL DIFFER AND MAY DIFFER MATERIALLY. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THOSE DISCUSSED ELSEWHERE IN THIS PROXY STATEMENT AND IN THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED BY HOLDERS OF SENTO COMMON STOCK IN EVALUATING WHETHER TO APPROVE THE CONTRIBUTION AGREEMENT AND THE ECHOPASS TRANSACTIONS. MANY OF THE FACTORS DISCUSSED BELOW MAY APPLY TO THE OPERATIONS OF BOTH SENTO AND ECHOPASS. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED IN CONJUNCTION WITH THE OTHER INFORMATION INCLUDED AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

FAILURE TO OBTAIN FINANCING

         EchoPass' ability to commercialize the Technology will depend to a significant extent on the ability of EchoPass to obtain the financing necessary to develop, market and sell the Technology. The proceeds of EchoPass' sale of the shares of EchoPass Preferred to Genesys pursuant to the Genesys Stock Purchase Agreement will be insufficient to fund the development and commercialization of the Technology. Sento cannot provide any assurance that EchoPass will be able to obtain additional debt or equity financing or that such financing, if obtained, will be available on commercially reasonable terms. If EchoPass is unable to obtain the financing required to develop, market and sell the Technology, it will be unable to commercialize the Technology.

         In addition, the Contribution Agreement provides that if EchoPass does not raise $6,000,000 in equity funding (including the $1,000,000 proposed to be raised from the sale of the shares of EchoPass Preferred to Genesys in the EchoPass Transactions) within 120 days of the closing of the EchoPass Transactions, Sento may elect to rescind the Contribution Agreement and the EchoPass Transactions. If EchoPass fails to raise the necessary equity funding and the EchoPass Transactions are rescinded, the development of the Technology will suffer and Sento's operations and financial condition may be negatively affected.

FAILURE TO COMMERCIALIZE THE TECHNOLOGY

         The Technology is unproven in applications outside of Sento's eCustomer Contact Center and Sento's commercialization of the Technology is limited to two beta customer relationships. EchoPass' success in commercializing the Technology will depend to a significant extent on EchoPass' ability to develop and commercialize the Technology in settings and for applications in which the Technology has not been tested. There can be no assurance that EchoPass will be able to develop and/or commercialize the Technology for settings or applications that will be commercially feasible or that it will be able to develop and/or commercialize the Technology for use in applications other than Sento's existing and future eCustomer Contact Centers.

DILUTION OF SENTO'S OWNERSHIP

         If the EchoPass Transactions are completed, Sento will own the equivalent of approximately 47% of the issued and outstanding shares of EchoPass Common Stock on a fully-diluted basis, after giving effect to the conversion of the shares of EchoPass Preferred to be issued to Sento and Genesys in the EchoPass Transactions. EchoPass' success in developing and licensing the Technology will depend to a significant extent on EchoPass' ability to obtain financing required to develop, market and sell the Technology. As a result, EchoPass will have an incentive to issue additional capital stock to sources of such financing. The issuance of such additional capital stock would have the effect of diluting Sento's ownership of the EchoPass capital stock and Sento's ability to influence the management and policies of EchoPass. The Board of Directors of EchoPass would be able to issue additional capital stock to the extent of EchoPass' authorized but unissued shares of capital stock, which currently represents approximately 83% of the total authorized capital stock of EchoPass.

         The dilution of Sento's economic interests could result in Sento receiving less financial benefit from EchoPass' use of the Technology than Sento could have obtained through commercializing the Technology itself. In addition, Sento's lack of voting control over EchoPass could result in EchoPass taking actions in conflict with or adverse to the interests of Sento. These actions could include licensing the Technology to competitors of Sento. In addition, Sento will not have the unrestricted right to develop new applications for the Technology without consent from EchoPass. Without a controlling interest in EchoPass, Sento will not be assured of obtaining EchoPass' consent for such additional applications.

RELIANCE ON ECHOPASS FOR OUTSOURCED SERVICES

         If the EchoPass Transactions are completed, Sento will no longer possess the Technology and will no longer employ a number of existing technical support employees who are presently engaged in developing the Technology and maintaining Sento's eCustomer Contact Center. If the EchoPass Transactions are completed, many of these technical support functions will be provided by EchoPass employees on an outsourced basis pursuant to the Services Agreement. As a result, Sento will be dependent on EchoPass for many of the technical support functions related to Sento's eCustomer Contact Center. The outsourcing relationship could result in decreased attention to Sento's needs, slower response times and the lack of redundant support functions. In addition, if EchoPass fails in its business efforts, Sento would be required to re-develop the technical services necessary to support its opportunities.

CONFLICTS BETWEEN SENTO AND ECHOPASS

         If the EchoPass Transactions are completed, EchoPass will own the Technology. Although the Services Agreement will grant to Sento the right to utilize the Technology in the operation of its existing and future eCustomer Contact Centers, EchoPass will likely have the opportunity to license the Technology to third parties, including existing and potential competitors of Sento. Immediately following the EchoPass Transactions, Sento will likely possess the ability to influence the management and policies of EchoPass and may cause EchoPass to forego licensing opportunities with existing and potential competitors of Sento in order to preserve Sento's ability to maintain its existing and future eCustomer Contact Centers. As a result, Sento cannot make assurances that EchoPass' proposal to license the Technology will result in any greater benefit to Sento shareholders than the commercialization of the Technology by Sento alone.

CONFLICTS WITH SENTO'S DIRECTORS, OFFICERS AND EMPLOYEES

         EchoPass was founded by certain existing directors, officers and employees of Sento. Furthermore, upon completion of the EchoPass Transactions, certain existing directors, officers and employees of Sento will own 915,000 shares of EchoPass Common Stock and exercisable options to acquire an additional 1,755,000 shares of EchoPass Common Stock, representing an aggregate of approximately 26% of the total issued and outstanding shares of EchoPass Common Stock as of such date (on a fully-diluted basis, after giving effect to the exercise of such options and the conversion of the shares of EchoPass Preferred to be issued to Sento and Genesys in EchoPass Transactions). EchoPass may have the opportunity to use, develop or commercialize the Technology in a manner that may be in conflict with or adverse to the interests of Sento and its shareholders. As a result of their financial interests, certain Sento directors, officers and employees may have incentives to approve or facilitate such opportunities, including voting their shares of EchoPass Common Stock in favor of approval of exploiting such opportunities. Sento cannot provide any assurance that certain directors, officers and/or employees of Sento will not have such incentives or that they will not act upon such incentives.

COMPETITION IN THE E-BUSINESS CUSTOMER SERVICE MARKET

         The e-business customer service market is new and intensely competitive. There are no substantial barriers to entry, and established or new entities may enter this market in the near future. Furthermore, established enterprise software companies, including IBM, Hewlett-Packard Company, Microsoft Corporation and similar companies, may leverage their existing relationships and capabilities to offer e-business customer service applications. Any delays in the general market acceptance of the e-business customer service applications and EchoPass' proposed products and services would likely harm EchoPass' competitive position. Delays would allow EchoPass' competitors additional time to approve their service or product offerings, and also provide time for new competitors to develop e-business customer service applications and solicit prospective customers within EchoPass' target markets. Increased competition could result in pricing pressures, reduced operating margins and loss of market share.

CHANGING NEEDS OF THE E-BUSINESS CUSTOMER SERVICE MARKET

         The e-business customer service industry is characterized by rapid technological change, changes in customer requirements and preferences and the emergence of new industry standards and practices that could render EchoPass' existing products, services, proprietary technology and systems obsolete. To be competitive, EchoPass must continually improve the performance, features and reliability of its products and services, including its existing e-business customer service applications, and develop new products, services, functionality and technology that address the increasingly sophisticated and varied needs of its prospective customers. If EchoPass cannot adapt or respond in a cost-effective and timely manner to changing industry standards, market conditions or customer requirements, its business and operating results would suffer.

LIQUIDITY AND CAPITAL RESOURCES

         At September 30, 1999, Sento had working capital of $110,358 and a cash balance of $427,005. Sento's liquidity position deteriorated substantially during the year ended March 31, 1999, primarily because Sento used $3,362,744 of cash for employee training and operating activities during the year ended March 31, 1999 and $2,717,848 of cash for the purchase of furniture and equipment.

         Sento's primary sources of liquidity have been cash received from sales of assets and cash provided through private sales of equity as well as borrowings under a bank line of credit. In addition, Sento has financed some of its equipment utilized in its business through long-term leasing arrangements. The current growth rate of the technical services division consumes a substantial amount of cash monthly, and Sento continues to pursue additional funding opportunities. In the event Sento is not able to find such alternate sources of funding, its ability to pursue its planned business strategy will be limited and it may be forced to reduce operations. There can be no assurance that Sento will be able to obtain necessary capital funding on terms favorable to Sento, if at all.

DEPENDENCE ON CUSTOMERS

         No customer accounted for more than 10% of Sento's revenues for the fiscal year ended March 31, 1999. However, two customers accounted for approximately 83% of technical support revenues, and it is anticipated that less than five customers will account for more than 80% of the technical support revenues in the next fiscal year and perhaps longer. In addition, Sento anticipates that technical support revenues will become the majority of its revenues, and, therefore, it is anticipated that a small number of customers will account for the majority of Sento's revenues. Consistent with industry standards, Sento's contracts are generally cancelable by the customer on short-term notice. Sento's loss of a significant amount of business with any of its key customers could have, and the loss of a substantial amount of business with either of its existing technical support customers would have, a material adverse effect on Sento's business, financial condition and results of operations.

MANAGEMENT TRANSITION

         Sento has recently effected significant changes in its management team and key employees. In particular, Arthur F. Coombs, III became Chief Executive Officer in April 1999, Gary B. Filler joined Sento in March 1999 in a consulting role as Executive Vice President and Acting Chief Financial Officer, and Keith
D. Barr joined Sento in April 1998 as Chief Information Officer. If the EchoPass Transactions are consummated, Sento anticipates that Mr. Coombs will resign as an employee, officer and director of Sento and will become a full-time employee of EchoPass. As a result, Sento will be required to identify and retain one or more qualified individuals to fill the vacancies created by Mr. Coombs' departure. Sento has not identified any prospective candidates to fill such vacancies. There can be no assurance that Sento will be able to successfully identify and retain individuals who are capable of filling such vacancies. In addition, a majority of the Board has been elected since July 1998. Sento's headcount has grown from 162 at June 12, 1998 to 548 at October 31, 1999. Sento cannot provide any assurance that its new management team and other new personnel can successfully manage Sento's rapidly evolving business, and any failure to do so would have a material adverse effect upon Sento's operating results.

COMPETITION

         The market for IT services is highly fragmented and very competitive. The IT services industry is comparatively young with many small regional service companies supplying some training and consulting, or systems integration services coupled with hardware and software sales. There are many small IT training companies specializing in various vertical market niches.

         The IT services industry, however, has begun to experience a degree of consolidation and the entry of major IT companies, which has resulted in an additional level of competition from service providers that have greater name recognition, larger installed customer bases, and significantly greater financial, technical and marketing resources than Sento or EchoPass. Over the past five years, a number of existing companies have enjoyed increasing success and rapid internal growth. Several of these companies have been active in acquiring smaller regional training and consulting companies and are becoming major competitors with a measurable share of this rapidly expanding market. In addition, major sole source IT services companies such as Andersen Consulting, Computer Sciences Corp. ("CSC"), Electronic Data Systems ("EDS"), and IBM are providing full "turnkey" solutions to their large customers.

         Also, major computer hardware and software companies provide their own technical support, consulting and customer training. Therefore, such companies are not within the potential customer base for IT service providers and have the capability of providing services that compete with those provided by Sento and EchoPass.

         Neither Sento nor EchoPass can provide any assurance that better and more efficient services will not be provided by new or existing IT service providers in competition with Sento and/or EchoPass. The services provided by such competitors may be more effective or less expensive than those provided by Sento or EchoPass. Although Sento and EchoPass intend to improve, refine and enhance the services they provide, there can be no assurance that Sento or EchoPass will be able to do so.

CHANGING MARKET

         The market for IT services is characterized by rapid technological advances, new product introductions and enhancements and changes in customer requirements. The future success of Sento and EchoPass will depend in large part on their ability to service new products, platforms and rapidly changing technology. These factors will require Sento and EchoPass to provide adequately trained personnel to address the increasingly sophisticated, complex and evolving needs of their customers.

         The complex nature of support services has resulted in the demand for technical support services to expand beyond the telephone and now includes e-mail, faxes and the Internet. Services include resolution of problems relating to the configuration and set-up, installation and interoperability of different products, and the level of support requests ranges from simple error messages to complex network configurations. These services cover a broad set of technologies, including operating environments, applications, databases, communication and network products, systems tools, development environments and Internet/intranet products. There can be no assurance that Sento or EchoPass will be able to provide such services profitably. The failure by Sento or EchoPass to adapt to the changing IT service industry would have an adverse impact on the results of operations and financial condition of Sento and/or EchoPass.

         The businesses of Sento and EchoPass will depend, in part, on their ability to develop solutions that keep pace with the continuing changes in information technology, evolving industry standards and changing client requirements. There can be no assurance that Sento or EchoPass will be successful in adequately addressing these developments on a timely basis or that, if these developments are addressed, Sento or EchoPass will be successful in the marketplace. In addition, there can be no assurance that products or technologies developed by others will not render the services of Sento and/or EchoPass non-competitive or obsolete. Failure to address these developments could have a material adverse effect on the business and financial condition of Sento and/or EchoPass.

ATTRACTING, TRAINING AND RETAINING QUALITY EMPLOYEES

         The IT services market suffers from a significant labor shortage. The success of Sento and EchoPass will depend, in large part, on their abilities to attract, retain and train highly qualified scientific, technical, managerial and marketing personnel with IT expertise. Neither Sento nor EchoPass has entered into employment agreements that require the services of any of its key technical personnel to remain with Sento for any specified period of time. Competition for such personnel is intense. There can be no assurance that Sento or EchoPass will be able to attract and retain all personnel necessary for the development and operation of their respective businesses nor that they will be able to train their current employees on new developments in technology. The loss of the services of key personnel or an inability to attract, retain, train and motivate qualified personnel could have a material adverse effect on the business, financial condition and results of operations of Sento and EchoPass.

DEPENDENCE ON INDUSTRY TREND TO OUTSOURCE SERVICES

         Sento's business depends in large part on the trend within the IT industry to outsource certain services. Sento cannot provide any assurance that this trend will continue or that, if the trend continues, it will continue at the same rate of growth. The failure of this trend to continue could have a material adverse effect on Sento's business, financial condition or results of operations.

POTENTIAL SIGNIFICANT FLUCTUATIONS IN QUARTERLY RESULTS

         The value of individual transactions can constitute a substantial percentage of the quarterly revenue of Sento and EchoPass, and particular transactions may generate a substantial portion of the operating profits for a quarter. Because the staffing and other operating expenses of Sento and EchoPass are based on anticipated revenue levels, and a high percentage of their expenses are fixed, delays in the receipt of orders or payments can cause significant variations in operating results from quarter to quarter. In addition, Sento or EchoPass may expend significant resources pursuing potential sales that will not be consummated. Sento or EchoPass also may choose to reduce prices or to increase spending in response to competition or to pursue new market opportunities, which may adversely affect either's operating results.

         In particular, Sento's revenues from its existing and proposed eCustomer Contact Center operations are potentially volatile. Such revenues are a function of the number of support requests received by Sento and the time spent on such requests. Consequently, Sento's profitability may be adversely affected if Sento receives fewer support requests than anticipated or the time spent in resolving inquiries is greater than anticipated.

         For all of the reasons identified above, management believes that period-to-period comparisons of the results of operations of Sento and EchoPass may not be meaningful and that no one should rely upon them as an indication of future performance. Furthermore, neither Sento nor EchoPass can provide any assurance that either will be able to achieve and sustain profitability on a quarterly basis.

POSSIBLE VOLATILITY OF STOCK PRICE

         The trading price of the Sento Common Stock has fluctuated widely in response to variations in quarterly operating results, announcements by Sento or its competitors, industry trends, general economic conditions or other events or factors. Such fluctuations may continue in the future. Regardless of the general outlook for Sento's business, the announcement of quarterly operating results below analyst and investor expectations could have a material and adverse effect on the market price of the Sento Common Stock.

RISK OF EMERGENCY INTERRUPTION OF CALL CENTER OPERATIONS

         The businesses of Sento and EchoPass depend to a large extent on computer and telecommunications equipment and software systems. Neither Sento nor EchoPass can provide any assurance that natural disaster, human error, equipment malfunction or inadequacy, or other events would not result in a prolonged interruption in the ability of Sento or EchoPass to provide support services to their clients. The temporary or permanent loss of computer or telephone equipment or systems, through casualty, operating malfunction or otherwise, could have a material adverse effect on Sento or EchoPass, as applicable. Furthermore, the loss of EchoPass' computer or telephone equipment or systems could result in service disruptions to EchoPass' customers, which could give rise to significant claims against EchoPass. Property and business interruption insurance may not be adequate to compensate Sento or EchoPass, as applicable, for all losses that may be incurred.

SHARES ELIGIBLE FOR FUTURE SALE

         Sales of substantial amounts of Sento Common Stock or the perception that such sales could occur, could have a negative impact on the prevailing market prices for the Sento Common Stock. As of November 15, 1999, Sento had 7,939,416 shares of Sento Common Stock outstanding, of which approximately 6,085,297 shares were eligible as of such date under applicable securities laws for immediate sale in the public market without restriction, except for any shares purchased by any "affiliate" of Sento (as that term is defined under the rules and regulations of the Securities Act) which will be subject to the resale limitations of Rule 144 under the Securities Act ("Rule 144"), and approximately 1,784,963 outstanding shares were, as of November 15, 1999, "restricted securities," as that term is defined under Rule 144, and may be eligible for sale, subject to certain restrictions, in the open market pursuant to Rule 144.

ANTI-TAKEOVER CONSIDERATIONS

         The Articles of Incorporation and Bylaws of Sento and EchoPass, the Utah Revised Business Corporation Act and the Utah Control Shares Acquisition Act each contain certain provisions that may have the effect of inhibiting a non-negotiated merger or other business combination. The Articles of Incorporation of Sento and EchoPass grant to the Board the authority, without further action by Sento's shareholders, to fix the rights and preferences, and issue shares of preferred stock. These provisions may deter hostile takeovers or delay or prevent changes in control of or changes in the management of Sento and EchoPass, including transactions in which shareholders might otherwise receive a premium for their shares over the then-current market prices. In addition, these provisions may limit the ability of shareholders to approve transactions that they may deem to be in their best interests.

DIVIDENDS

         Dividends are payable on the Sento and EchoPass Common Stock when, as and if declared by the Boards of Directors of the respective companies. No dividend has been declared or paid on the Sento Common Stock to date. At present Sento and EchoPass intend to retain any future earnings for use in their respective businesses and therefore do not anticipate paying any dividends on the Sento or EchoPass Common Stock in the foreseeable future.

                             THE SPECIAL MEETING

DATE, TIME AND PLACE OF MEETING

         The Special Meeting will be held on December 16, 1999, at 10:00 a.m., local time, at Sento's offices at 808 East Utah Valley, Drive, American Fork, Utah 84003.

RECORD DATE AND SHARES ENTITLED TO VOTE

         Only holders of record of Sento Common Stock at the close of business on the Record Date, November 15, 1999, are entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, there were 7,939,416 shares of Sento Common Stock outstanding and entitled to vote, held of record by 421 shareholders. A majority, or 3,969,709, of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business. Each Sento shareholder is entitled to one vote for each share of Sento Common Stock held as of the Record Date.

VOTING OF PROXIES

         The proxy accompanying this Proxy Statement is solicited on behalf of the Board for use at the Special Meeting. Shareholders are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to Sento. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the Contribution Agreement and the EchoPass Transactions. The Board does not presently intend to bring any business before the Special Meeting other than the specific proposal referred to in this Proxy Statement and specified in the notice of the Special Meeting. So far as is known to the Board, no other matters are to be brought before the Special Meeting. As to any business that may properly come before the Special Meeting; however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies. A Sento shareholder who has given a proxy may revoke it at any time before it is exercised at the Sento Meeting by (i) delivering to the Secretary of Sento a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Special Meeting, or
(iii) attending the Special Meeting and voting in person.

VOTE REQUIRED

         Sento believes that shareholder approval is not required for the EchoPass Transactions; however, the Board has determined that it is appropriate to submit the EchoPass Transactions to the Sento shareholders for their approval as a result of the interests of certain members of the Board in the EchoPass Transactions (as described in the Proxy Statement). See "The EchoPass Transactions--Interests of Certain Persons in the Transactions." Accordingly, Sento is seeking the affirmative vote of the holders of a majority of the shares of Sento Common Stock represented at the Special Meeting for approval of the Contribution Agreement and the EchoPass Transactions. Votes by shareholders of Sento who are also directors, officers or shareholders of EchoPass (collectively, the "Interested Sento Shareholders") will be counted for purposes of determining if a quorum is present at the Special Meeting, but will not be counted toward approval of the EchoPass Transactions. As of the Record Date, the executive officers and directors of Sento and their affiliates beneficially owned (or possessed the right to acquire within 60 days of the Record Date) 510,543 shares of Sento Common Stock (approximately 6% of the shares of Sento Common Stock then outstanding). Shareholders should also be aware that as of the Record Date Genesys owned 162,502 shares of Sento Common Stock and exercisable warrants to acquire an additional 81,251 shares of Sento Common Stock, but did not own any shares of the capital stock of EchoPass. Accordingly, Genesys will be permitted to vote its shares of Sento Common Stock at the Special Meeting. See "The EchoPass Transactions--Interests of Certain Persons in the Transactions."

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

         A majority of the shares of the Sento Common Stock issued and outstanding as of the Record Date, represented in person or by properly executed proxy, is required for a quorum at the Special Meeting. Abstentions (including shares held by Interested Sento Shareholders who are present at the Special Meeting) and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as

"represented" for the purpose of determining the presence or absence of a quorum. Under Utah corporate law and the Articles of Incorporation and Bylaws of Sento, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

SOLICITATION OF PROXIES AND EXPENSES

         Sento will bear the cost of solicitation of proxies in the enclosed form from its shareholders. In addition to solicitation by mail, the directors, officers and employees of Sento may solicit proxies from shareholders by telephone, telegram, letter or in person. Following the original mailing of the proxies and other soliciting materials, Sento will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Sento Common Stock and to request authority for the exercise of proxies. In such cases, Sento, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS OF SENTO BELIEVES THAT THE CONTRIBUTION AGREEMENT AND THE ECHOPASS TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF SENTO AND ITS SHAREHOLDERS AND, THEREFORE, RECOMMENDS A VOTE FOR APPROVAL OF THE CONTRIBUTION AGREEMENT AND THE ECHOPASS TRANSACTIONS.

                       PRINCIPAL SHAREHOLDERS OF SENTO

         The following table sets forth information regarding the beneficial ownership of Sento Common Stock as of November 15, 1999 by (i) each person who is known by Sento to beneficially own more than 5% of Sento Common Stock, (ii) each director of Sento and (iii) all directors and executive officers of Sento as a group.

                                                                                       Beneficial Ownership as of
                                                                                            November 15, 1999
                                                                                       --------------------------
                                                                                        Number of      Percentage
             Name and Address(1)                                                        Shares(2)      of Total(3)
-------------------------------------------------------------------------------------- ------------  -------------
Gary B. Godfrey........................................................................ 816,027(4)         10%
149 North 835 East
Lindon, Utah 84042

Clemons F. Walker...................................................................... 513,200(5)         6%
748 Rising Star Drive
Henderson, Nevada 89014

Robert K. Bench........................................................................ 401,058            5%
626 East 1820 North
Orem, Utah 84057

Brian W. Braithwaite................................................................... 397,167            5%
808 East Utah Valley Drive
American Fork, Utah 84003

Gary B. Filler......................................................................... 157,625(6)         2%

Kieth E. Sorenson...................................................................... 105,000(7)         1%

Arthur F. Coombs, III..................................................................  95,774(8)         1%

All directors and executive officers
   as a group (5 persons).............................................................. 510,543(9)         6%


-----------------------
(1) Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.
(2) Includes shares subject to options and warrants that are exercisable within sixty (60) days of November 15, 1999.
(3) The percentages set forth have been computed without taking into account treasury shares held by Sento and are based on 7,939,416 shares outstanding as of November 15, 1999 and, with respect to those persons holding options and warrants that are exercisable within sixty (60) days of November 15, 1999, the number of shares that are issuable at the end of such period upon the exercise thereof.
(4)   Shares are held by Gary B. Godfrey and Karie Godfrey, Trustees of the Gary
      B. Godfrey Family Revocable Trust dated July 1, 1993.
(5) Includes 280,900 shares held in the name of the Walker Family Trust, 50,000 shares subject to presently exercisable warrants held by Mr. Walker and 50,000 shares subject to presently exercisable warrants held in the name of the Walker Family Trust.
(6) Includes 32,000 shares and 10,000 shares subject to presently exercisable warrants held by G.T. Investments, of which Mr. Filler is the sole shareholder, and 110,625 shares subject to presently exercisable options.
(7)   Includes 105,000 shares subject to presently exercisable options.
(8)   Includes 95,774 shares subject to presently exercisable options.
(9) Includes 449,543 shares subject to presently exercisable options and 20,000 shares subject to presently exercisable warrants.

                       PRINCIPAL SHAREHOLDERS OF ECHOPASS

         The following table sets forth information regarding the beneficial ownership of EchoPass Common Stock (on a fully-diluted basis, after giving effect to the conversion of the EchoPass Preferred to be issued to Sento and other parties in the EchoPass Transactions) as of November 15, 1999 and after giving effect to the consummation of the EchoPass Transactions by (i) Sento,
(ii) Genesys, (iii) each person who beneficially owns more than 5% of the EchoPass Common Stock as of November 15, 1999, (iv) each director of EchoPass and (v) all directors and executive officers of EchoPass as a group.


                                                 Beneficial Ownership as        Beneficial Ownership After
                                                           Of                        Giving Effect to
                                                    November 15, 1999             EchoPass Transactions
                                             -------------------------------- -------------------------------
                                               Number of       Percentage       Number of       Percentage
           Name and Address(1)                 Shares(2)       of Total(3)      Shares(2)      of Total(4)
-------------------------------------------  --------------  ---------------- --------------- ---------------
Sento Corporation............................          0            0%           4,000,000           47%
808 East Utah Valley Drive
American Fork, Utah 84003

Genesys Telecommunications Laboratories,
Inc.............................                       0            0%           3,500,000           41%
1155 Market Street, 11th Floor
San Francisco, California 94103

Arthur  F. Coombs, III.......................    275,000           28%             275,000            3%
808 East Utah Valley Drive
American Fork, Utah 84003

Keith D. Barr..................................  275,000           28%             275,000            3%
808 East Utah Valley Drive
American Fork, Utah 84003

Gary B. Filler.................................  100,000           10%             100,000            1%
808 East Utah Valley Drive
American Fork, Utah 84003

Kieth E. Sorenson..........................      100,000           10%             100,000            1%
808 East Utah Valley Drive
American Fork, Utah 84003

Richard DeGolia...........................        75,000            8%              75,000             *
1155 Market Street, 11th Floor
San Francisco, California 94103

Stanley J. Cutler..............................   52,000            5%              52,000             *
808 East Utah Valley Drive
American Fork, Utah 84003

All directors and executive officers
    as a group (5 persons)..................     877,000           88%             877,000           10%

-----------------------
*     Less than one percent
(1) Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to community property laws, where applicable.
(2) Number of shares indicated in this table does not reflect 1,910,000 shares of EchoPass Common Stock subject to options granted to EchoPass officers, directors, and employees. Such options are not presently exercisable; however, upon the consummation of the EchoPass Transactions, the options held by the following individuals will become exercisable with respect to the following shares of EchoPass Common Stock: Arthur F. Coombs, III, 605,000 shares; Keith D. Barr, 575,000 shares; Gary B. Filler, 30,000 shares; Kieth E. Sorenson, 30,000 shares; Richard DeGolia, 155,000 shares; Stanley J. Cutler, 198,000 shares; and all officers and directors as a group, 1,593,000 shares.

(3) The percentages set forth as of November 15, 1999 are based on 1,000,000 shares of EchoPass Common Stock outstanding on November 15, 1999.
(4) The percentages set forth after giving effect to the EchoPass Transactions are based on 1,000,000 shares of EchoPass Common Stock and 7,500,000 shares of EchoPass Preferred outstanding upon consummation of the EchoPass Transactions (including the issuance of approximately 3,500,000 shares of EchoPass Preferred to Genesys pursuant to the Genesys License Agreement and the Genesys Stock Purchase Agreement) and the conversion of all such 7,500,000 shares of EchoPass Preferred.


                            THE ECHOPASS TRANSACTIONS

GENERAL

         Sento and EchoPass have entered into the Contribution Agreement, a copy of which is attached hereto as Appendix B, whereby Sento proposes to (i) transfer to EchoPass substantially all of the Technology in exchange for 4,000,000 shares of EchoPass Preferred, representing approximately 47% of the issued and outstanding shares of EchoPass Common Stock immediately following the consummation of the EchoPass Transactions (on a fully-diluted basis, after giving effect to the conversion of the shares of the EchoPass Preferred to be issued to Sento and Genesys in the EchoPass Transactions); (ii) enter into the Services Agreement, enabling Sento to utilize the Technology in developing its existing and future eCustomer Contact Centers; (iii) transfer to EchoPass certain tangible assets, consisting primarily of computer equipment, in exchange for EchoPass' delivery of a secured promissory note in the original principal amount of approximately $1,100,000; and (iv) permit EchoPass to use certain office and research and development space located at Sento's principal offices, and provide accounting and administrative services to EchoPass as contemplated by the Facilities Agreement. In addition, EchoPass proposes to transfer 3,500,000 shares of EchoPass Preferred to Genesys in exchange for $1,000,000 in cash and a favorable license to use the Genesys Internet Suite on terms that are substantially more favorable than the pricing structure currently available to Sento. If the EchoPass Transactions are consummated, Genesys will own 3,500,000 shares of EchoPass Preferred, representing approximately 41% of the issued and outstanding shares of EchoPass Common Stock (on a fully-diluted basis, after giving effect to the conversion of the EchoPass Preferred to be issued to Sento and Genesys in the EchoPass Transactions). If the EchoPass Transactions are approved, Sento also anticipates that certain existing employees of Sento, including Arthur F. Coombs, III, Sento's Chief Executive Officer, will resign as employees of Sento and will become employees of EchoPass.

         The discussion in this Proxy Statement of the EchoPass Transactions and the description of the principal terms of the Contribution Agreement and related agreements are subject to and qualified in their entirety by reference to the Contribution Agreement, a copy of which is attached to this Proxy Statement as Appendix B and incorporated herein by reference, and the related agreements and exhibits which are attached to and incorporated in the Contribution Agreement.

BACKGROUND OF THE TRANSACTIONS

         In 1998, Sento's management began to strategically transition Sento from its traditional VAR business to selling and marketing Sento's own outsourced technical and training services. As of June 30, 1999, Sento completed a series of sales of substantially all of its VAR business and assets, and accelerated its efforts to concentrate and dedicate internal resources on its outsourced technical and training services. See "Business of Sento--Background."

         On March 1, 1998 and April 15, 1998, Arthur F. Coombs, III and Keith D. Barr joined Sento as Executive Vice President of Sento and General Manager of Sento Technical Services Corporation, a wholly-owned subsidiary of Sento ("Sento Technical Services"), and Chief Information Officer of Sento, respectively. Both Mr. Coombs and Mr. Barr came from Sykes Enterprises, Inc., a leading outsourcer of technical services with revenues exceeding $550 million. Subsequent to joining Sento, Messrs. Coombs and Barr began to develop a plan to build Sento's technical services organization into a leading outsource provider of customer support focused on incorporating leading technology.

         During the fiscal year ended March 31, 1999, Sento continued its efforts to develop an infrastructure based on leading technology to create the next generation call center, which Sento has identified as the eCustomer Contact Center. Sento management observed that the Internet was having a profound effect in most IT markets, products, services and commerce and believed that the Internet would also alter the process in which customers and businesses would interact in pre- and post-sales customer support. Many traditional telephone call centers had developed and invested in infrastructures and processes to support traditional telephone calls, but did not possess the ability to handle emerging electronic interactions media, including e-mail, Web text chat, Web call backs, Web call-throughs, co-browsing, faxes and voicemail.
Sento began focusing its efforts on developing an environment that would be capable of handling voice calls and electronic interactions incorporating computer telephony integration ("CTI") technology, skills-based routing systems, high resolution reporting and flexible customer interaction software based on business rules.

         In August 1998, an initial customer began outsourcing its customer support to Sento's technical services organization utilizing the new environment. Throughout the remainder of 1998 and early 1999, Sento continued to invest in refinements to its environment. In June 1999, Sento completed its initial effort to enable its customer service representatives to use Sento's customer interaction software and communication tools to support client customers over the Internet. These tools were accessible from any computer using Microsoft's web-browsing utility Internet Explorer. In addition, voice calls were packetized ("voice over IP" or "VoIP") and delivered to customer service representatives over data networks, relinquishing the need for telephones. Sento believes this development represented the first production use of a convergent network combining voice and data in a call center environment.

         As Sento has pursued the development of the Technology, it has recognized the necessity of obtaining additional investment capital in order to finance the further development and commercialization of the Technology. Contemporaneously with its efforts to develop the Technology, Sento management contacted and met with a number of potential funding sources, including capital funding sources with substantial experience in financing IT businesses. Although many of these funding sources expressed significant interest in the Technology, to date Sento has been unable to identify any party willing to provide to Sento sufficient capital to enable Sento to complete the development and commercialization of the Technology.

         Based upon the conversations of Sento management with prospective funding sources, Sento's limited financial resources and management's assessment that Sento would be unable to raise sufficient investment capital to fund the development and commercialization of the Technology on a timely basis, management developed a concern that Sento would be unable to develop and commercialize the Technology before larger IT companies, many of whom have substantially greater financial resources than Sento, would develop competing technologies and obtain a substantial market share. Accordingly, in late May 1999 Sento management began to explore other methods of obtaining the funding required to develop and commercialize the Technology. Through a series of conversations with potential funding sources and strategic alliance partners during June 1999, Sento management concluded that a new entity, which had not experienced the financial difficulties that Sento had undergone in the past several years and could focus its efforts solely on the development of the Technology, might be able to attract sufficient funding to enable the commercialization of the Technology within a reasonable period. Over the next several weeks, Sento management continued to develop and refine the terms of a proposed series of transactions, which are substantially the EchoPass Transactions.

         In July 1999, the Board reviewed Sento's efforts to develop and commercialize the Technology, assessed Sento's financial condition and concluded that Sento did not possess the financial resources, nor could it reasonably expect to attract the financial resources, necessary to develop and commercialize the Technology within a period that would enable Sento to compete for meaningful market share. The Board also reviewed the terms and conditions of Sento management's proposal for development of the Technology. Following further discussions and refinement of the proposal, including conversations with Alliant Partners, prospective capital funding sources and strategic alliance partners, in mid-August 1999, the Board completed its review of the proposed business transactions and concluded that completion of the proposed transactions offered the greatest potential to develop and commercialize the Technology within a reasonable time and that the proposed series of transactions, if consummated, would be in the best interests of Sento and its shareholders.

REASONS FOR THE TRANSACTIONS

         The Board believes that the EchoPass Transactions are in the best interests of Sento and its shareholders. The Board believes that the Technology represents the leading business technology in the call center industry and can be leveraged for significant growth in a new category of customer contact center solutions for small and middle market companies and emerging and high-growth e-businesses and e-commerce companies. The Board recognizes, however, that development of the proposed business utilizing the Technology will require substantial additional investment and that, to date, Sento has been unable to attract the investment capital required to aggressively pursue commercialization of the Technology. Based upon discussions with prospective investors, capital funding sources and industry partners, the Board believes the consummation of the EchoPass Transactions will enable EchoPass to attract financing and strategic alliance opportunities that are not presently available to Sento. For example, the Board believes that the willingness of Genesys to provide $1,000,000 in cash and a favorable license to use the Genesys Internet Suite solely in exchange for shares of EchoPass Preferred is a significant financing and strategic alliance opportunity that is available to EchoPass, but would not be available to Sento.

         The Board has also concluded that the consummation of the EchoPass Transactions will offer Sento and its shareholders a greater opportunity to benefit from the development of the Technology than the opportunities that are presently available to Sento. The Board believes the EchoPass Transactions represent an opportunity to rapidly develop the Technology in an effort to enter the market prior to the introduction of competing technologies, products and services by competitors with greater resources than Sento or EchoPass. The Board believes the consummation of the EchoPass Transactions will enable EchoPass to benefit from "first-mover" advantages and develop and market the Technology more rapidly than Sento. The Board believes rapid development of the Technology may enable EchoPass to establish the Technology as an industry standard for voice and electronic interaction-enabled customer service solutions. In such an event, the Board believes the value of the EchoPass Preferred to be received by Sento in the EchoPass transactions will exceed the anticipated value of the Technology if developed at the slower pace that Sento's current financial resources will permit. More importantly, however, the Board believes that the rapid establishment of the Technology as an industry standard will significantly strengthen Sento's competitive position in the technical support arena, and that the failure to develop and commercialize the Technology in advance of competing products and services may influence existing and potential Sento customers to conduct business with competitors whose products and services are perceived as offering greater functionality than those incorporated in Sento's eCustomer Contact Centers.

         The Board also believes the consummation of the EchoPass Transactions will create a significant incentive for the existing and proposed management and employees of EchoPass to rapidly develop and market the Technology and that, because the operations of EchoPass will initially be focused primarily on developing and marketing the Technology, EchoPass will be able to commercialize the potential benefits of the Technology more rapidly than Sento. Accordingly, the Board has concluded that the consummation of the EchoPass Transactions represents the best opportunity to capitalize on the Technology and provide to Sento's shareholders the benefits available therefrom.

OPERATIONS FOLLOWING THE TRANSACTIONS

         SENTO. Following the consummation of the EchoPass Transactions, if approved at the Special Meeting, Sento will continue to conduct its existing business of providing IT services consisting primarily of providing technical support and helpdesk functions and assessing and training in-house IT personnel through both on-site training and distance learning. Sento will no longer own the Technology, but will utilize the Technology pursuant to the Services Agreement. The Board anticipates that several existing employees of Sento, including Arthur F. Coombs, III, Sento's President and Chief Executive Officer, will resign as employees of Sento and will become employees of EchoPass upon the consummation of the EchoPass Transactions. Accordingly, the consummation of the EchoPass Transactions will likely require Sento to identify and hire new executive personnel to fill the vacancies resulting from these resignations. Sento will continue to hold the shares of EchoPass Preferred and will account for its ownership as an equity investment in EchoPass. See "--Accounting Matters." Sento recognizes that the shares of EchoPass Preferred to be issued to Sento in the EchoPass Transactions could be distributed to Sento shareholders in a future transaction, subject to applicable federal and state securities laws, but has no present intention to do so.

         ECHOPASS. If the EchoPass Transactions are approved and consummated, EchoPass will commence its proposed business operations of developing, marketing and supporting customer service infrastructure solutions. EchoPass intends to provide e-businesses with telephone and electronic customer interaction and management capabilities through application hosting and customer communication connectivity systems. Together, these services will be designed to provide EchoPass customers with the capabilities to interact with their customers over the telephone and through electronic interactions media, including email, Web text chat, Web callbacks, Web call-throughs, co-browsing, faxes and voicemail. EchoPass also intends to provide customer interaction management functionality to help businesses manage customer data and history. EchoPass' services will also be designed to enable businesses to benefit from the functionality of an eCustomer Contact Center environment without installing, configuring, maintaining or updating the applications and connectivity systems. EchoPass anticipates that these services will provide high performance, scalability, functionality and an Internet-enabled system that businesses need to deliver leading customer service operations and to effectively compete in today's highly competitive and dynamic Internet environment.

OPINION OF ALLIANT PARTNERS

         Sento retained Alliant Partners to deliver the Alliant Opinion in connection with the EchoPass Transactions, as more particularly described in the Contribution Agreement. Alliant Partners was selected by the Board to provide the Alliant Opinion based on Alliant Partners' qualifications, expertise and reputation.

         THE FULL TEXT OF THE PRELIMINARY VERSION OF THE ALLIANT OPINION DATED SEPTEMBER 28, 1999, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY ALLIANT PARTNERS IN RENDERING THE ALLIANT OPINION, IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT. SHAREHOLDERS ARE URGED TO, AND SHOULD, READ THE ALLIANT PARTNERS OPINION CAREFULLY AND IN ITS ENTIRETY.

         Sento engaged Alliant Partners to render an opinion as to the fairness, from a financial point of view, to the shareholders of Sento of the proposed contribution of the Technology and the Assets by Sento to EchoPass in exchange for 4,000,000 shares of EchoPass Preferred and the Promissory Note. The Alliant Opinion addresses only the fairness of Sento's contribution of the Technology and the Assets and does not express any views on any other terms of the EchoPass Transactions. Specifically, the Alliant Opinion does not address Sento's underlying business decision to effect the EchoPass Transactions.

         On September 28, 1999, Alliant Partners rendered a preliminary version of the Alliant Opinion to the Board that, as of such date, the consideration to be received for the Technology and the Assets contributed by Sento to EchoPass pursuant to the Contribution Agreement was fair to Sento's shareholders from a financial point of view. No limitations were placed on Alliant Partners by the Board with respect to the investigation made or the procedures followed in preparing and rendering the Alliant Opinion.

         In summary, Alliant Partners, in arriving at the Alliant Opinion, among other things, reviewed and analyzed available financial statements, financial projections and other information of Sento and EchoPass, respectively, and discussed the transactions with Sento management and other associated parties. Alliant Partners also analyzed the value of companies that are comparable to Sento and performed such other analyses and considered such other factors as it deemed appropriate. In arriving at the Alliant Opinion, Alliant Partners assumed and relied upon, without independent verification, the accuracy and completeness of the information provided to it for the purposes of the Alliant Opinion. The Alliant Opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to it as of, September 28, 1999.

         SUMMARY OF ANALYSES PERFORMED. As part of its investment banking business, Alliant Partners is regularly engaged in the valuation of businesses (including business units) and their securities in connection with mergers and acquisitions, corporate restructurings, corporate partnerings, strategic alliances and valuations for corporate or other purposes. Set forth below is a brief summary of selected analyses presented by Alliant Partners to the Board on September 28, 1999 in connection with its presentation on, and opinion of Sento's contribution of the Technology and the Assets as of, such date.

         Alliant Partners utilized several different methods it deemed appropriate to develop separate value ranges for both (i) the assets to be contributed by Sento to EchoPass; and (ii) the consideration to be received by Sento in exchange. Details of the methodologies used by Alliant Partners for each valuation method are discussed below.

         VALUATION OF CONTRIBUTED ASSETS. The assets to be contributed by Sento to EchoPass consist of the Technology and the Assets. As detailed below, Alliant Partners utilized three different valuation methods to develop three separate indications of the value of the Technology. Different weightings were assigned to the three methodologies, because each method has a different relevance in determining value. Based on these weightings, the resulting value of the Technology is $0.6 million to $0.7 million. Alliant Partners did not perform a separate valuation of the Assets; the value of the Assets is assumed to equal their book value of $1,100,000 as of a current date. In sum, Alliant Partners found the value of all assets contributed by Sento to be $1.7 million to $1.8 million, which is below the valuation range of $7.8 million to $9.3 million for the consideration to be received by Sento (as discussed below).

         - Cost Method. The cost method of valuation provides an indication of the replacement value of the Technology. Using Sento management projections, Alliant Partners estimated the total costs incurred by Sento for all IT services from April 1, 1998 through August 31, 1999. Management also estimated that approximately 80% of these total costs were related to development of the Technology. Alliant Partners found the resulting estimated cost of developing the Technology to be a marginally useful indicator of the Technology's value.

         - Market Method. Alliant Partners reviewed and compared selected historical and projected financial information and ratios of Sento to corresponding financial information and ratios of publicly-traded guideline companies (the "Sento Guideline Companies") that Alliant Partners deemed to be comparable in many respects to Sento's recently restructured core business (Sento's core business having been restructured from VAR to IT training and services and technical support during the period starting in 1997 and ending in June 1999). The value, based on comparable companies, that was derived for Sento's core business was subtracted from Sento's market value to obtain the implied market value for the Technology. The Sento Guideline Companies in the IT training, IT services and/or technical support industries included: ARIS Corp., CBT Group, Command Systems, Computer Learning Centers, Computer Outsourcing Services, Learning Tree International, National TechTeam, Sykes Enterprises and TeleTech Holdings. Although the market method of valuation is relevant, the value of the Technology derived from this method has a large range of uncertainty due to the recent change in Sento's core business model, which makes it difficult to determine the financial performance of such core business on a preceding whole year's basis. Accordingly, Alliant Partners applied the Sento Guideline Companies' average multiple of revenue for the last twelve months of 1.2 to an estimated annualized revenue for Sento based on its revenue for the quarter ended June 30, 1999.

         - DCF Analysis. Sento provided Alliant Partners with a projection of cash flows for EchoPass as a unit of Sento for all quarters through March 2001. This projection and a terminal value for EchoPass were discounted to provide a net present value for EchoPass as part of Sento. The discount factor was developed using a build-up method, which adds the risk-free interest rate on long-term government bonds, the premium on common stock, the premium on small cap stocks and investor-specific risk premiums for EchoPass as part of Sento. This build-up method provided a discount factor of 30%. The terminal value was developed by using the Gordon Growth Model, assuming a growth rate of 15% and using the 30% discount rate. Alliant Partners believes the discounted cash flow method provides the most relevant indicator of value for the Technology, since it represents the value to be foregone by Sento in contributing the Technology to EchoPass.

         VALUATION OF CONSIDERATION RECEIVED BY SENTO. The consideration to be received by Sento includes 4,000,000 shares of EchoPass Preferred and the Promissory Note for $1,100,000. In order to determine the value of the consideration to be received by Sento for its ownership in EchoPass following consummation of the EchoPass Transactions, Alliant Partners utilized five different methods to develop five separate indications of value for EchoPass. These five value indications provide values for EchoPass BEFORE an investment in EchoPass by Genesys. It is anticipated that Genesys will provide a total contribution to EchoPass of $7 million ($6 million for a software license and $1 million in cash for 3,500,000 of the EchoPass Preferred). As detailed below, to determine the value of EchoPass, prior to the investment by Genesys ("pre-Genesys investment" or "pre-money"), different weightings were assigned to the five methodologies to reflect the relative value of information provided by each method. Alliant Partners then determined a range of value of $6.7 million to $8.2 million for Sento's ownership in EchoPass (pre-Genesys investment) by applying Sento's expected effective pre-Genesys investment percentage ownership in EchoPass of 86%. This was added to the $1,100,000 value ascribed to the Promissory Note. As noted above, the resulting range of value from $7.8 million to $9.3 million for the total consideration to be received by Sento (including the Promissory Note) is above the valuation range of $1.7 million to $1.8 million for the assets to be contributed.

         - Public Comparables. Alliant Partners reviewed and compared selected historical and projected financial information and ratios of EchoPass to corresponding financial information and ratios of publicly-traded guideline companies that Alliant Partners deemed to be comparable in many respects to EchoPass. The companies were selected because they are application service providers ("ASPs"); internet service providers ("ISPs"); e-commerce companies; and/or companies providing web-hosted IT services or software. The guideline companies used by Alliant Partners included: BrightStar Information Technology, Critical Path, eGain Communications, Interliant, Kana Communications, Siebel Systems and USinternetworking. Since EchoPass and many of the comparable companies are currently in a loss position and are essentially "pre-revenue," financial ratios related to employee headcount were used as a "proxy" for the stage of development and value of EchoPass. Alliant Partners determined that the average adjusted market capitalization multiple of employee headcount for the guideline companies was $4.2 million. Alliant Partners discounted this valuation multiple by an aggregate total of 80% to adjust for significant differences in size and capabilities between the comparable companies and EchoPass at its current stage. The adjusted multiple of 0.8 was then applied to the projected number of EchoPass employees to be employed immediately upon start of operations by EchoPass (assumed to be 20 employees) to reach a value of EchoPass (on a pre-Genesys investment or pre-money basis).

         - Related Transactions (Merger &Acquisition Transactions and Venture Capital Financings). Alliant Partners compared the proposed EchoPass Transactions with selected transactions that reflect the actual prices that venture capital or other firms paid for equity investments in companies similar to EchoPass. The companies were selected because they were ASPs; ISPs; e-commerce companies; and/or companies providing web-hosted IT services or software at the time of the selected transactions. The related merger and acquisition transactions that were analyzed included: the acquisition of KIVEX.com by Allegiance Telecom; the acquisition of General Magic by At Home Corp.; the acquisition of Altocom by Broadcom; the acquisition of Meteor Communications by Campbell Scientific; the acquisition of InTouch Systems by Comverse Technology; and the acquisition of CyberDesic Communications by RMI.NET. The related venture capital transactions that were analyzed included financings of: ACME Software, LivePerson, webMethods, Bigstep.com, Comergent, EC Direct, eGain, Remarq and BT Squared Technologies. Again, since EchoPass is, and many of the companies used in these two approaches were, in loss positions and essentially "pre-revenue" at the time of acquisition or venture capital financing, ratios related to employee headcount were used as a "proxy" for the stage of development and value of EchoPass. Alliant Partners' analyses indicated that the selected merger and acquisition transactions had an average acquisition price to employee headcount multiple of $0.2 million, and the selected venture capital financings had an average pre-money valuation to employee headcount multiple of $0.26 million. These two related transactions methods are considered to be excellent indicators of value for EchoPass on a pre-Genesys investment or pre-money basis since they reflect actual recent prices paid for equity in similar companies and in many cases for companies at a similar stage of development as EchoPass.

         - DCF Analysis. Sento provided Alliant Partners with a projection of cash flows for EchoPass as a stand-alone entity through the year 2003. These projections and a terminal value for EchoPass' projected cash flows after 2003 were discounted to provide a net present value for EchoPass, on a pre-Genesys investment basis. The discount factor was developed using a build-up method, which adds the risk free interest rate on long-term government bonds, the premium on common stock, the premium on small cap stocks and investor specific risk premiums for EchoPass as a stand-alone entity. This build-up method provided a discount factor of 52%. The terminal value was developed by using the Gordon Growth Model, assuming a growth rate of 40% and using the 52% discount rate. This method is quite sensitive to assumptions of growth rates and discount rates.

         - Genesys Equity Purchase. Alliant Partners determined the pre-Genesys investment value of EchoPass based on (i) a projected total of 8,500,000 shares of EchoPass Preferred issued and outstanding (prior to the exercise of any stock options); (ii) the price per share of $2.00 that Genesys is expected to pay for 1,000,000 shares of the EchoPass Preferred; and (iii) the anticipated total Genesys contribution of $7 million.

         ACCRETION/DILUTION FOR SENTO'S EPS. Alliant Partners analyzed the impact of Sento's contribution of the Technology and the Assets on Sento's earnings per share after the consummation of the EchoPass Transactions (following consummation of the Genesys investment and assuming the issuance of options to acquire 3,300,000 shares of EchoPass Common Stock). Based on the proposed accounting treatment and the projected financial information provided to Alliant Partners, Alliant Partners has concluded that the contribution of the Technology and the Assets will have an accretive effect on Sento's earnings per share.

         INTERESTS OF ALLIANT PARTNERS. For acting as Sento's financial advisor for the EchoPass Transactions, including delivery of the Fairness Opinion, Alliant Partners received $50,000.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

         In considering the recommendation of the Board with respect to the proposal to approve the Contribution Agreement and the EchoPass Transactions, shareholders should be aware that certain members of the Board have interests which may present them with conflicts of interest in connection with the EchoPass Transactions. The Board was aware of those interests and considered them, among other matters, in approving the Contribution Agreement and the EchoPass Transactions. The Board's recognition of those interests was a factor in its determination to call the Special Meeting and submit to Sento shareholders the proposal to approve the Contribution Agreement and the EchoPass Transactions.

         Immediately following the consummation of the EchoPass Transactions, if consummated, certain existing directors, officers and employees of Sento will own 915,000 shares of EchoPass Common Stock and exercisable options to acquire an additional 1,755,000 shares of EchoPass Common Stock, representing an aggregate of approximately 26%, of the issued and outstanding shares of EchoPass Common Stock as of such date (on a fully-diluted basis, after giving effect to the exercise of such options and the conversion of the shares of EchoPass Preferred to be issued to Sento and Genesys in the EchoPass Transactions). Votes by shareholders of Sento who are also directors, officers or shareholders of EchoPass will not be counted toward approval of the EchoPass Transactions. See "The Special Meeting--Vote Required."

         The Board also believes Sento's shareholders should recognize that Arthur F. Coombs, III, President, Chief Executive Officer and a director of Sento, Gary B. Filler, Acting Chief Financial Officer and a director of Sento, and Kieth E. Sorensen, Chairman of the Board of Sento, are currently serving as directors of EchoPass and Mr. Coombs currently serves as Chief Executive Officer of EchoPass. Furthermore, the Board anticipates that if the EchoPass Transactions are approved and consummated, Mr. Coombs will resign as President, Chief Executive Officer and a director of Sento and will become a full-time employee of EchoPass. By virtue of these relationships, Messrs. Coombs, Filler and Sorenson have interests which present them with conflicts of interest in approving and recommending the EchoPass Transactions.

         In addition, the Board believes Sento shareholders should also be aware that Genesys owns 162,502 shares of Sento Common Stock and exercisable warrants to acquire an additional 81,251 shares of Sento Common Stock, representing an aggregate of approximately 3% of the outstanding shares of Sento Common Stock, and has indicated that it intends to vote such shares in favor of the proposal to approve the EchoPass Transactions.

         In addition to the foregoing interests of certain members of the Board, Sento's Articles of Incorporation and Bylaws provide that it will indemnify its directors and officers as permitted by the Utah Revised Business Corporation Act (the "Act"). Under the Act, Sento may indemnify any person acting in his or her capacity as a director or officer of Sento who is made a party to any suit or proceeding if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to Sento's best interests. Sento may indemnify the person in the case of a criminal proceeding if he or she had no reasonable cause to believe his or her conduct was unlawful. Sento may not indemnify any director or officer, however, where the claim or liability arose out of that person's own negligence or willful misconduct, or if that person is ultimately adjudged in the proceeding to be liable to Sento or liable on the basis that he or she derived an improper personal benefit.

REPRESENTATIONS AND COVENANTS

         Pursuant to the Contribution Agreement, Sento has agreed to contribute the Technology to EchoPass in exchange for 4,000,000 shares of EchoPass Preferred and to transfer to EchoPass the Assets in exchange for EchoPass' delivery of a secured promissory note in the original principal amount of approximately $1,100,000. The Contribution Agreement contains limited representations or warranties regarding the Assets and the Technology, but provides no representations or warranties with regard to the condition or value of the Technology or the Assets. Additionally, under the Contribution Agreement, Sento and EchoPass have agreed that EchoPass will assume the liabilities relating to the Technology and the Assets from and after the effective time of the Contribution Agreement, and that Sento and EchoPass will indemnify one another with respect to certain losses relating to the Contribution Agreement, the Technology and the Assets.

CONDITIONS TO THE TRANSACTIONS

         In addition to the requirement that the requisite approval of the shareholders of Sento be obtained, consummation of the EchoPass Transactions is subject to a number of other conditions that, if not satisfied or waived, may cause the EchoPass Transactions not to be consummated and the Contribution Agreement to be terminated. Each party's obligation to consummate the EchoPass Transactions is conditioned on, among other things, (i) receipt by Sento of the Alliant Opinion substantially in the form of the preliminary opinion of Alliant Partners attached as Appendix A to this Proxy Statement and in a form acceptable to the Board and (ii) the simultaneous closing of the transactions contemplated by the Genesys License Agreement and the Genesys Stock Purchase Agreement. Further, if EchoPass does not raise $6,000,000 in equity funding (including the $1,000,000 to be raised from the sale of 500,000 shares of EchoPass Preferred pursuant to the to Genesys Stock Purchase Agreement) within 120 days of the closing of the EchoPass Transactions (the "Funding"), Sento may elect to rescind the Contribution Agreement and the EchoPass Transactions. Even if the full amount of the Funding is timely raised, Sento may nevertheless elect to rescind the EchoPass Transactions if (i) the per share price of any shares of EchoPass Common Stock sold in the Funding is less than $2.00 per share, or (ii) if preferred stock is sold, such preferred stock is convertible for shares of EchoPass Common Stock at a rate that is not less than one share of preferred stock for each share of EchoPass Common Stock.

RELATED AGREEMENTS

         SERVICES AGREEMENT. Pursuant to the Contribution Agreement, EchoPass and Sento have agreed to enter into the Services Agreement, by which EchoPass will provide to Sento the IT services necessary to enable Sento to operate and develop its existing and future eCustomer Contact Centers. These services will consist principally of hosted IT services providing integrated communications solutions and customer management and IT consulting services. EchoPass will also grant Sento a preferential right to utilize improvements to the Technology. The Services Agreement will require Sento to pay transaction-based and hourly fees for services rendered by EchoPass, but will provide that such fees will be at rates that are no less favorable to Sento than the fees charged by EchoPass for comparable services provided to other EchoPass customers. The Services Agreement will require Sento and EchoPass to indemnify one another against certain liabilities.

         PROMISSORY NOTE. Pursuant to the Contribution Agreement, EchoPass has agreed to execute the Promissory Note in the amount of approximately $1,100,000, with interest at a rate of 10 1/2% annually, in favor of Sento. The Promissory Note will be payable in full within 120 days of the closing of the EchoPass Transactions. In addition, the Promissory Note also provides, among other terms, that (i) EchoPass may prepay the principal amount of the Promissory Note in whole or part without penalty; (ii) if EchoPass defaults on its obligations under the Promissory Note, Sento may, among other remedies, declare the principal and unpaid interest under the Promissory Note to be due and payable immediately; and (iii) the full amount of the Promissory Note, together with accrued interest, shall be accelerated and shall become payable within 15 days of the completion of the Funding.

         SECURITY AGREEMENT. Pursuant to the Contribution Agreement, EchoPass has agreed to enter into a Security Agreement with Sento by which EchoPass will grant Sento a first position security interest in the Technology and the Assets as security for EchoPass' obligations under the Promissory Note. In the event of EchoPass' default in the payment of amounts due under the Promissory Note or failure to perform any other obligation under the Contribution Agreement or the Promissory Note, Sento will possess the right to recover all of the Technology and the Assets.

         FACILITIES AND SERVICES AGREEMENT. Pursuant to the Contribution Agreement, EchoPass and Sento have agreed to enter into a Facilities and Services Agreement, under which Sento will permit EchoPass to use approximately 2,400 square feet of office and research and development space located at Sento's American Fork headquarters and provide accounting and other general and administrative services to EchoPass.

TERMINATION OR AMENDMENT

         The Contribution Agreement may be terminated or amended only with the written consent of Sento and EchoPass or as a result of the failure of any condition to the closing obligations of one or both of the parties.

GENESYS TRANSACTIONS

         GENESYS LICENSE AGREEMENT. The Genesys License Agreement will provide for EchoPass' use of the Genesys Internet Suite in the development of EchoPass' business operations. The Genesys License Agreement, which will offer EchoPass terms that are more favorable than the pricing structure currently available to Sento, will enable EchoPass to deliver its services to up to 12,000 agent users of its customers, with an option to acquire additional license rights for additional blocks of 500 agent users. The up-front license fee required under the Genesys License Agreement will be paid through the issuance of 3,000,000 shares of EchoPass Preferred. Quarterly maintenance fees required under the Genesys License Agreement will be paid by EchoPass in cash as they are incurred.

         GENESYS STOCK PURCHASE AGREEMENT. The Genesys Stock Purchase Agreement will provide for the sale by EchoPass to Genesys of 500,000 shares of EchoPass Preferred to Genesys in exchange for $1,000,000. The Genesys Stock Purchase Agreement contains additional terms and conditions that are customary for early stage venture funding transactions. The Genesys Stock Purchase Agreement will also require that $900,000 of the proceeds of the sale of the EchoPass Preferred be held in escrow until EchoPass raises at least $5,000,000 in additional equity funding subsequent to the closing of the EchoPass Transactions.

CLOSING

         It is anticipated that, assuming all conditions are met, the EchoPass Transactions will occur and the closing will be held on or about December 16, 1999.

ACCOUNTING MATTERS

         Sento intends to account for the EchoPass Transactions, if consummated, as an equity investment under generally accepted accounting principles. Sento intends to invite its independent public accountants for the current year and Sento's most recently completed fiscal year to attend the Special Meeting. If in attendance at the Special Meeting, representatives of the accountants will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

         In considering whether to vote for the proposal to approve, authorize, adopt and ratify the Contribution Agreement and approve the EchoPass Transactions, Sento shareholders should review and consider the unaudited pro forma financial information giving effect to the EchoPass Transactions set forth on pages P-1 through P-4 of this proxy statement.

FEES AND EXPENSES

         All costs and expenses incurred in connection with the Contribution Agreement and the EchoPass Transactions and the preparation and filing of this Proxy Statement, including without limitation, fees of advisors and counsel to Sento and EchoPass, will be paid by Sento. In the event that the EchoPass Transactions are consummated, EchoPass will reimburse Sento for all such costs and expenses to the extent such costs and expenses exceed $50,000. Sento presently anticipates that the transaction costs and expenses associated with the EchoPass Transactions, consisting primarily of the fee to be paid to Alliant Partners for rendering its fairness opinion, legal fees, accounting fees, printing expenses, filing fees and other miscellaneous expenses, will total approximately $150,000.

REGULATORY REQUIREMENTS

         It is the understanding of Sento management that neither the Contribution Agreement nor the EchoPass Transactions are subject to the review, approval or other requirements of any regulatory agency.

DISSENTER'S APPRAISAL RIGHTS

         The holders of Sento Common Stock will not have dissenter's appraisal rights with respect to the EchoPass Transactions. The EchoPass Transactions do not constitute a merger, consolidation or sale of all, or substantially all, of the assets and property of Sento not in the ordinary course of business, pursuant to which dissenter's appraisal rights are applicable under the Utah Revised Business Corporation Act.


                              BUSINESS OF SENTO

         Sento provides IT services to organizations of all sizes that use or develop applications for Windows NT, UNIX and Internet/Intranet-based client-server computing environments. Such services consist primarily of the following:

         -        providing outsourced technical support and helpdesk functions;
                  and
         - assessing and training in-house IT staff both on-site and through distance learning, including CBT methods.

         Sento was formed in 1986 as Spire Technologies, Inc. and marketed high-end third party hardware and software products as a value added reseller ("VAR"). In 1996, Sento completed a share exchange with an existing public company. In November 1996, the Common Stock was registered on the Nasdaq Stock Market (Small Cap Market) (Symbol: SNTO). In 1998, Sento changed its name to Sento Corporation.

         In 1997 and 1998, Sento undertook a strategic transition to focus its efforts on IT training and technical support. In 1998, Sento constructed its eCustomer Contact Center which is now operational and is anticipated to be fully staffed during the 2000 fiscal year. Sento sold certain operations, comprising its VAR business, in March and June 1999. See "--Background."

BACKGROUND

         Historically, Sento's operations consisted almost entirely of a VAR business oriented to purchases of high-end third-party hardware and software products. Sento generated revenues almost exclusively from sales and distribution of third party hardware and software products. In 1997, Sento began a strategic transition using its technical core competencies to offer IT outsourcing services such as helpdesk, systems and network consulting and IT training ("outsourcing" refers to the transfer of IT product and service responsibility from internal personnel to external providers). Management believes these new service offerings will contribute greater operating margins than distributing third-party products. Sento divested its VAR business in March and June 1999. Sento has also refocused its training activities from classroom style to corporate custom and distance learning/CBT. Sento's training services are provided through its wholly-owned subsidiary Sento Training Corporation, a Utah corporation ("Sento Training").

         Sento's marketing efforts focus primarily on middle market to enterprise level companies, as well as divisions/departments of Fortune 500 companies. Sento sells and delivers its services through two IT service offices located in American Fork, Utah, and Sydney, Australia. Sento's eCustomer Contact Center is located in its American Fork, Utah facility.

         During the year ended March 31, 1998, Sento expanded its service offerings and geographic range through the acquisitions of Australian Software Innovations Pty. Ltd. ("ASI") in Sydney, Australia (now known as Sento Australia Pty. Ltd., being referred to herein as "Sento Australia"), and Astron Incorporated in Orem, Utah.

INDUSTRY

         The IT industry encompasses a broad spectrum of technology and services used in the processing, distribution and management of information. This spectrum includes:

         -        a user's desktop information system, consisting principally of computer hardware, software and associated training;
         -        back office services, including existing and future IT systems infrastructure; and
         - organizational management of IT systems (including Internet and Intranet) and requirements.

         Sento believes most organizations face a rapidly changing, highly competitive environment where improved utilization of IT products and services can be a significant factor in improving products and services, lowering costs, increasing customer satisfaction and building competitive advantages. Many top executives and managers recognize the importance of information technology in their organizations and the potential benefits of improved IT utilization. At the same time, the rapid technological change and migration required to achieve those benefits create tremendous pressure on organizations and their management. As the pace of technological change accelerates, the organization's ability to evaluate, integrate, deploy and leverage IT systems is becoming a critical competitive issue. In particular, internal IT departments are frequently challenged to use limited time and resources (both financial and human) to stay abreast of rapid technological change while maintaining the operations of existing IT systems without incurring significant technological or operational risks.

         The challenge of maintaining an organization's focus on core business areas while attempting to monitor and benefit from rapid IT development has prompted many organizations to seek professional IT training and technical services from external providers. Growing product complexity, shorter product life cycles and an increasing number of products and multi-vendor computer and network configurations have increased the demand for technical support services. At the same time, software publishers, hardware manufacturers, online service providers and other organizations are finding it increasingly difficult and expensive to service all their needs in-house. Technical support is especially challenging to undertake as a non-core function because of the need for ongoing capital investment in specialized equipment, the technical workforce management challenge and the inherent need for scale. As a result, outsourcing is rapidly gaining favor among many organizations.

         Sento believes that the principal factors motivating organizations to pursue outsourced IT services are the desire to provide improved customer service, an effort to focus internal organizational resources on the organization's core competencies, the necessity of enhancing IT effectiveness and the benefit of supplementing internal IT resources. Sento believes most organizations that use information technology, whether in their core business or to facilitate non-IT business operations, are currently outsourcing or will, in the future, outsource some or all of their IT needs.

BUSINESS STRATEGY

         Sento's business strategy is to develop and provide integrated IT solutions that enable its customers to effectively use leading-edge technology to improve their business operations and results. Sento believes it can pursue its business strategy by implementing the following strategic initiatives:

         DEVELOP AND MARKET LEADING-EDGE IT SOLUTIONS. Sento's services and products are split into two strategic business segments: comprehensive product support and helpdesk services available through Sento's existing and future eCustomer Contact Centers and customized and general system and applications training available through Sento Training. Sento's products and services help businesses provide and improve Internet and telephone-based customer service. Sento Training provides students with high-quality IT training that has been designed to incorporate leading-edge delivery systems, measurement tools and training practices.

         INTERNAL GROWTH AND ACQUISITIONS. Sento intends to expand its operations by opening or acquiring additional call centers and training offices in strategic locations in the U.S. and foreign countries. Management believes that if Sento successfully identifies and consummates acquisitions of additional offices, it will enhance its ability to offer its multinational clients a comprehensive package of integrated IT services. In addition to geographic expansion, Sento will seek to identify and acquire companies that provide complementary technical support and training services, and, as a result, extend the breadth of its service offerings.

         ATTRACT AND RETAIN HIGHLY SKILLED IT PROFESSIONALS. Sento's success depends on its ability to attract, train, motivate and retain highly skilled IT professionals. Management believes Sento's dual service approach (technical support and training) provides an excellent career path filled with significant opportunities across the spectrum of IT experience, from entry-level positions through highly-skilled IT consultants. Sento's helpdesk and technical support centers will offer both entry level employees and seasoned professionals the prospect of training to enhance their abilities while serving customers in a broad range of IT areas. Sento also offers its professionals the prospect for rapid advancement and expert personal training, as employees can move from one career step to another while remaining within Sento. Sento provides its employees the chance to work with leading-edge technologies, in a stimulating, flexible, entrepreneurial environment with ongoing technical training.

         CAPITALIZE ON TECHNOLOGY. Sento has completed its construction of a new generation technical support center in American Fork, Utah. Sento has integrated technology into the support center from divergent companies on the cutting-edge of the IT and computing industries. The support center goes beyond a traditional telephone call center by using leading-edge technology to establish Sento's eCustomer Contact Center. A customer interaction can be answered through multiple media types, including voice and fax communication and electronic customer interactions over the Internet (e-mail, Web text chat, Web call-throughs, Web collaboration, Web call-back interactions and co-browsing) with the same speed and efficiency as traditional telephone calls. The advent of the Internet and the proliferation of electronic customer interactions are changing the manner in which businesses communicate with their customers and Sento's eCustomer Contact Center positions Sento to meet these emerging opportunities.

SERVICES

         Sento's integrated IT solutions are designed to enable its customers to effectively use leading-edge technology to improve their business processes and operating results. Sento delivers IT services in two strategic categories: technical support and training services.

         IT TECHNICAL SUPPORT. Sento offers a broad range of IT outsourcing services consisting principally of call center, helpdesk and product support services. Sento uses advanced systems, including client-server-based database and reporting systems, Internet, local area networks ("LAN"), multi-user systems and Computer-Telephony Integration ("CTI") and Integrated Voice Response ("IVR") technologies, to provide timely technical support to its customers, enabling those customers to focus increased attention on their core business operations. CTI combines data with voice systems in order to enhance telephone services. For example, automatic number identification ("ANI") allows a caller's records to be retrieved from the database while the call is routed to the appropriate party. IVR is an automated telephone answering system that responds with a voice menu and allows the user to make choices and enter information via the user's telephone keypad. IVR systems are used in call centers as a replacement for human switchboard operators. IVR systems may also integrate database access and fax responses.

         HELPDESK. Helpdesk services are provided by vendor-certified professionals acting on behalf of a customer to provide end users and IT staffs with a knowledgeable resource to address questions and problems involving applications, integrated desktop, network support or customized areas of need. Helpdesk personnel provide flexible services of a moderately technical nature that can be easily scaled to meet a customer's changing technical support requirements. Utilizing Sento personnel, customers can develop a program that meets their requirements, then implement the program rapidly as a complete helpdesk solution or as a supplement to the customer's on-site facility. In addition, Sento can dispatch trained engineers to customer or end-user locations when necessary to provide on-site solutions.

         PRODUCT SUPPORT. Product support services are targeted towards original equipment manufacturers ("OEMs"), software publishers, hardware system manufacturers and other organizations requiring high quality technical services. These services, which are more technical in nature than helpdesk or call center services, are designed to provide customers with immediate and efficient access to "best-of-class" product support. Sento delivers comprehensive first-level support (support related to product installation, features and configuration) to end users and manufacturers, combining hardware and network support with application support for proprietary and off-the-shelf programs.

         IT TRAINING. Sento provides instructor-led training in seminar, customized corporate and multimedia settings. Sento's objective is to provide high-quality IT training designed to incorporate leading delivery systems, measurement tools and training practices. Sento currently offers training and related certification services to IT professionals, including Microsoft Certified Systems Engineer ("MCSE"), Certified NetWare Engineer ("CNE"), Certified Winframe Administrator ("CWA"), Internet and networking technologies. Sento instructors combine their presentation skills with technical information and years of practical, real-world experience and examples. Instructors are certified in their area of instruction, with many having multiple certifications (such as MCSE, MCP, CNE, and/or CWA) to their credit.

         In addition, Sento offers training for QuickBooks customers. These courses provide tips, configurations, tweaks and solutions required to address obstacles faced by business and accounting professionals. Students are provided instruction in the use of solutions to maximize their productivity. Sento provides its training and applications through various settings including seminar, customized corporate and multimedia including video and computer based training via Internet and CD-ROM.

         INTERNATIONAL OPERATIONS. In July 1997, Sento acquired substantially all of the assets of ASI, including the OpenAviator suite of UNIX-based management and performance monitoring utilities. Shortly thereafter, Sento sold the OpenAviator product suite to BMC Software, Inc. ("BMC") and agreed to provide related product support services during a transition period which expired on December 31, 1998. Sento contributed the remainder of the ASI assets to Sento Australia, which acts as a sales agent for BMC's Patrol product line. These software sales are complemented by professional consultancy and integration, performance tuning education, and customized configuration and development services.

ACQUISITIONS AND DIVESTITURES

         As a result of Sento's transition to offering IT outsourcing services rather than pursuing its historical VAR business, Sento has sold its VAR business and related assets in a series of divestiture transactions completed during the period between December 31, 1998 and June 30, 1999. These transactions consisted principally of:

         - the sale of Sento's remaining VAR business and related assets to an unrelated party in June 1999 in exchange for an initial cash payment of $50,000 and contingent payments based on revenues generated from the divested business and assets, which contingent payments will not exceed $350,000;

         - the sale of all of the stock of Sento UK Limited (acquired in October 1997 for 31,750 shares of Sento Common Stock) in exchange for the return of 43,750 shares of Sento Common Stock issued to the principal and certain employees of Sento UK Limited and an agreement to pay Sento a royalty equal to two percent of net revenues generated by Sento UK Limited during the five-year period commencing April 1, 1999;

         - the sale of all of the assets of Sento's east coast division (acquired in July 1997 from CDG Technologies, Inc. for 60,000 shares of Sento Common Stock) in exchange for the payment of cash in an amount equal to $135,000 (paid over a three-year period) and a royalty based upon net revenues of the divested operations over the three-year period, provided that the entire purchase price will be reduced to $100,000 if paid in full prior to January 1, 2001;

         - the sale of 67% of the stock of Dewpoint Distributed Solutions, Inc. ("Dewpoint") (representing Sento's entire ownership of the stock of Dewpoint) in exchange for cash in the amount of $5,000 and the delivery of promissory notes in the original principal amount of $333,336, secured by a pledge of all of the Dewpoint shares transferred by Sento and bearing interest at the rate of six percent (6%) per annum; and

         - the sale of all of the assets of Sento's west coast division (acquired in October 1997 from PC Business Solutions, Inc. for 250,000 shares of Sento Common Stock) in exchange for a promissory note in the original principal amount of $250,000, secured by a pledge of 100,000 shares of Common Stock and bearing interest at the rate of seven and one-half percent (7.5%) per annum.

         In October 1998, Sento acquired equipment and intellectual property from Functional Software, Pty., Ltd. ("Functional Software") in exchange for $450,000 in cash and approximately 130,000 shares of Sento Common Stock. Functional Software is the developer of COSMOS, a system management framework technology for UNIX and Windows NT computer systems. Subsequent to the acquisition, Sento determined that the level of revenues reasonably anticipated to be generated from the operation of the Functional Software assets would be substantially lower than anticipated at the time of the acquisition. Sento also determined that the anticipated expenses of the acquired business would be higher than anticipated at the time of acquisition. Sento has, as of March 31, 1999, entered into an agreement with the successor-in-interest to Functional Software, whereby Sento sold all of the equipment and intellectual property acquired from Functional Software in exchange for the return to Sento of 100,000 shares of Sento Common Stock.

         In August 1998, Sento Training acquired the marketing rights to certain IT training courses from Educational Systems, Inc. ("ESI") for $100,000 cash and an agreement to pay future royalties of not less than $500,000 and not more than $1,400,000 (in cash and shares of Common Stock) over a 33-month period. Effective April 1, 1999, Sento began withholding royalty payments, based upon Sento's working capital position and disagreements with the principals of ESI regarding certain representations and obligations contained in the acquisition agreement. In July 1999, Sento, Sento Training and ESI entered into a Settlement and Release Agreement pursuant to which Sento agreed to issue to ESI 169,097 shares of Common Stock in full satisfaction of the obligations of Sento and Sento Training to ESI. In addition, the parties released and discharged any claims they had against each other, whether arising under the original acquisition agreement or otherwise.

COMPETITION

         The IT industry is highly competitive, global in scope and comprised of myriad enterprises and individuals. Methods of competition within the industry include, but are not limited to, marketing, product performance, price, product differentiation, service, technology and compliance with industry standards. Sento anticipates that present and potential competition in the various markets it serves will come from enterprises and individuals of various types, many of which are larger and have greater resources than those of Sento. Firms not now in direct competition with Sento may introduce competing products in the future. It is possible for companies to be at various times competitors, customers and collaborators in different markets. Management believes that its efforts to implement Sento's strategy of delivering integrated IT solutions, if successfully implemented, may constitute a competitive advantage.

         As Sento has completed its transition to the delivery of outsourced IT services, it has encountered a new range of competitors within each of the technical support and training industry segments. Each of the two industry segments exhibits unique characteristics and is rapidly growing and highly competitive. In the IT technical support industry Sento also faces significant and diverse competition from a broad spectrum of international, national, regional and local enterprises. In the IT training industry, among other competitors, Sento faces competition from large hardware and software vendors, as well as many independent international, national, regional and local training companies.

         Sento's competitors include major sole source IT services companies such as Andersen Consulting, Computer Sciences Corp., Electronic Data Systems, and IBM which provide full "turnkey" solutions to their large customers, as well as the following national and worldwide services companies, among others, who compete in one or more of the two market segments in which Sento competes:

COMPANY                      STOCK SYMBOL    FY END             TTM REV ($MIL)          MARKET SEGMENT*
-------                      ------------    ------             --------------          ---------------
Aris Corporation             ARSC            Dec                   115                  T
Sykes Enterprises, Inc.      SYKE            Dec                   469                  TS
CBT                          CBTSY           Dec                   162                  T
Learning Tree Int'l          LTRE            Sep                   187                  T
Computer Learning            CLCX            Jan                   145                  T
National Tech Team           TEAM            Dec                   117                  TS
Teletech Holdings            TTEC            Dec                   369                  TS
Stream                          ---          Dec                   200                  TS

*T--Training, TS--Technical Support

         Sento's ability to compete in its market segments will be driven by its niche approach, state-of-the-art call center technology, its core competencies in leading-edge technologies, and by servicing higher-end IT segments such as networks, TCP/IP, CTI, and systems rather than simpler products like desktop applications and games.

         Given the extensive market opportunity in the networking, Internet, and CTI systems operating environments, management believes that Sento's strategy of providing the "best-of-breed" services in the technically high-end market niche will provide it with competitive positioning to achieve high growth and capture market share while reaching profitability objectives.

SIGNIFICANT CUSTOMERS

         No customer accounted for more than 10% of Sento's revenues for the fiscal year ended March 31, 1999. However, two customers accounted for approximately 83% of technical support revenues, and it is anticipated that less than five customers will account for more than 80% of the technical support revenues in the next fiscal year and perhaps longer. In addition, it is anticipated that technical support revenues will become the majority of Sento's revenues, and, therefore, it is anticipated that a small number of customers will account for the majority of Sento's revenues. Consistent with industry standards, Sento's contracts are generally cancelable by the customer on short-term notice. The loss of, or the failure to retain a significant amount of business with any key customer could have a material adverse effect on the business, financial condition and results of operations of Sento.

PATENTS AND PROPRIETARY TECHNOLOGY

         Sento does not own any patents nor does it have any patent applications relating to its products. Sento has a limited number of copyrights and has obtained licenses to create derivative works relative to copyrights owned by third parties. The ownership of such derivative works vests in the licensor. Sento is also seeking tradename and trademark protection for certain of its names and marks. Accordingly, Sento's management does not believe that any particular patent or group of patents, copyrights, trademarks, or tradenames is of material importance to the business of Sento as a whole.

RESEARCH AND DEVELOPMENT

         Sento competes in an industry that is characterized by rapid technological change. Historically, Sento has not incurred significant expenses for research and development.

EMPLOYEES

         As of October 31, 1999, Sento had approximately 548 total employees, of which approximately 494 were full-time employees and approximately 54 were part-time employees. Competition for qualified personnel in the IT industry is intense. The future success and growth of Sento will depend in large measure upon its ability to attract and retain qualified management and technical personnel. There can be no assurance that Sento will be able to attract and maintain all personnel necessary for the development and operation of its business nor that it will be able to train its current employees on new developments in technology. Failure of Sento to attract and retain key management and technical personnel and qualified personnel required to continue Sento's operations could have a material adverse impact on Sento. None of Sento's employees is represented by a labor organization with respect to his or her employment with Sento. Sento has never had a work stoppage, and Sento considers its employee relations satisfactory.

PROPRIETARY MARKS

         Sento utilizes many third-party products represented by registered or common law trademarks, including the following trademarks: (1) DEC-Registered Trademark-, VMS-Registered Trademark-, OpenVMS-TM-, VAX-Registered Trademark- and Alpha-TM- which are trademarks of Digital Equipment Corporation; (2) Microsoft-Registered Trademark-, MS-DOS-Registered Trademark-, DOS-TM-, Windows-Registered Trademark-, Windows NT-Registered Trademark- and Windows 95-TM- which are trademarks of Microsoft Corporation;
(3) OS/2-TM- which is a trademark of International Business Machines Corporation; and (4) Intel-Registered Trademark-which is a registered trademark of Intel Corporation. This Proxy Statement also contains trademarks of other companies.

FACILITIES

         The headquarters and existing call center of Sento are located at 808 East Utah Valley Drive, American Fork, Utah. Sento leases approximately 40,000 square feet of space used for its administrative, call center, technical support and training operations. The monthly base rent is $33,400, subject to adjustment during the renewal periods. Management anticipates that continued growth of Sento, if achieved, will necessitate acquisition of additional office space during fiscal year 2000. Sento also leases a 4,100 square foot facility in Sydney, Australia and a 2,600 square foot facility in Orem, Utah.


                               MANAGEMENT OF SENTO

         The following table sets forth certain information with respect to the executive officers and directors of Sento.


         NAME                              AGE                     POSITION
         ----                              ---                     --------
Kieth E. Sorenson                            50            Chairman of the Board

Arthur F. Coombs, III                        38            President, Chief Executive Officer and Director

Gary B. Filler                               58            Acting Chief Financial Officer and Director

Keith D. Barr                                45            Chief Information Officer

Stanley J. Cutler                            57            Corporate Controller and Corporate Secretary

Ronnie Johansen                              38            Vice President of Operations

Kim A. Cooper                                48            Director

Lyndon L. Ricks                              43            Director


         KIETH E. SORENSON has served as Chairman of the Board of Sento since December 1, 1997. Mr. Sorenson served as President and Chief Executive Officer of Sento from December 1, 1997 to April 22, 1999. Prior to joining Sento, Mr. Sorenson was the founder of Truevision, Inc. (formerly RasterOps), a publicly-traded multi-media, graphics and video company. From 1993 to 1997, he was a managing partner of Sorenson, Thomas & Co. and President, CEO and Chairman of Truevision, Inc., of which he continued to serve as a director until January 1999. From 1979 to 1987, he was employed by Ramtek, Inc., a Silicon Valley pioneer in computer graphics as Vice President of Engineering and Product Marketing. He is also currently the owner of Avtronix, a private aviation electronics manufacturing company, and a director of Sumeria, a developer of CD-ROM titles.

         ARTHUR F. COOMBS, III has served as President, Chief Executive Officer and a director of Sento since April 22, 1999. From March 1998 until his appointment to his current position, Mr. Coombs served as Executive Vice President of Sento and General Manager of Sento Technical Services. Prior to joining Sento, he served as Managing Director and Vice President over European Business Development for Sykes Enterprises, Inc., a worldwide provider of technical support services, for four years. He is an author of outsourcing and IT technical support methodologies and is a recognized speaker at IT and call center conferences. Mr. Coombs has worked for high-tech firms such as Hewlett-Packard, VLSI Research, and Truevision, Inc.

         GARY B. FILLER has served as a director of Sento since August 1998 and as Acting Chief Financial Officer of Sento since March 1999. Prior to joining Sento, he was Senior Vice President and Chief Financial Officer of Diamond Multimedia Systems, Inc., a manufacturer of graphics boards and modems, from January 1995 to September 1996. From June 1994 to January 1995, Mr. Filler was a business consultant and private investor. From February 1994 until June 1994, he served as Executive Vice President and Chief Financial Officer of ASK Group, Inc., a computer systems company. Mr. Filler was Chairman of the Board of Seagate Technology, Inc., a manufacturer and distributor of data storage, retrieval and management products ("Seagate"), from September 1991 until October 1992, and was Vice Chairman of the Board of Seagate from October 1990 until September 1991. Mr. Filler currently serves as Co-Chairman of the Board of Seagate and as a director of Seagate Software, Inc., a subsidiary of Seagate.

         KEITH D. BARR has served as the Chief Information Officer of Sento since April 1998. He is responsible for the ongoing development of Sento's information technology strategy and managing its new technical services center. Prior to joining Sento, Mr. Barr worked for more than four years as the Director of International IT for Sykes Enterprises, Inc., leading the technical development from one call center of 35 employees to multiple call centers with

5,000 employees worldwide. Prior to joining Sykes Enterprises, Inc., Mr. Barr spent 20 years working for the U.S. Department of Defense and was the Chief of Information Systems at the military's largest base located in Shreveport, Louisiana.

         STANLEY J. CUTLER has served as Sento's Corporate Controller since November 1998 and as Corporate Secretary since July 1999. Previously he was interim Vice President of Finance for Portola Packaging, a manufacturer of closures for plastic containers with revenues of $200 million, from December 1997 to November 1998. Mr. Cutler served as Controller for Diamond Multimedia Systems, Inc., a multimedia and computer graphics and modem company, from January 1995 to November 1997. From July 1994 until December 1994, Mr. Cutler served as the acting Director of Finance for Media Vision Technology, Inc., a manufacturer of multimedia products. From February 1994 until July 1994, Mr. Cutler served as Director of Finance for ASK Group, Inc., a computer systems company. Mr. Cutler has many years of experience as controller and vice president of finance for high-tech companies in Silicon Valley. Mr. Cutler is a certified public accountant and began his career in accounting at Peat Marwick Mitchell & Co. in San Francisco, California.

         RONNIE JOHANSEN has served as the Vice President of Operations of Sento since September 1999. Prior to his appointment as Vice President of Operations, Mr. Johansen served as the Vice President of Sento Technical Services from July 1998 until September 1999. Prior to joining Sento, Mr. Johansen served as Director of Customer Service for Novonyx, Inc., a joint venture formed by Novell, Inc. and Netscape Inc., from July 1997 until May 1998 and as a Director of EMEA Technical Services for Novell, Inc. in the Netherlands from November 1994 until July 1996. From August 1996 to July 1998, Mr. Johansen worked as an independent consultant for several international business ventures. He was also employed as Director of International Development for WordPerfect Corporation from 1987 until 1994. Mr. Johansen received a B.A. degree in Russian Studies from Brigham Young University.

         KIM A. COOPER was appointed to serve as a director of Sento in August 1999. Mr. Cooper is currently the Chairman of the Board and Chief Executive Officer of Digital Harbor International, Inc., a component software developer of JAVA applications ("Digital Harbor"), positions he has held since founding Digital Harbor in January 1996. Prior to founding Digital Harbor, Mr. Cooper served for two years as Vice President of Worldwide Marketing and Business Development for Novell, Inc., a provider of directory-enabled networking software. Mr. Cooper also serves as a director of National TechTeam Inc. a multinational provider of desktop management services to national and multi-national governmental entities and service organizations and a number of Fortune 500 companies.

         LYNDON L. RICKS was appointed to serve as a director of Sento in October 1999. Since 1992, Mr. Ricks has been an attorney in private practice with the law firm of Kruse, Landa & Maycock, L.L.C., located in Salt Lake City, Utah. Prior to undertaking his present position, Mr. Ricks was engaged in the private practice of law with two firms located in Salt Lake City, Utah from 1982 until 1993. Mr. Ricks' legal practice is focused on securities compliance, mergers and acquisitions, corporate matters and general business transactions. Mr. Ricks served as chairman of the Securities Section of the Utah State Bar from 1996 to 1997.

                        PROPOSED BUSINESS OF ECHOPASS

BACKGROUND

         In 1998, Sento's management began to strategically transition Sento from its traditional VAR business to selling and marketing Sento's own outsourced technical and training services. As of June 30, 1999, Sento completed a series of sales of substantially all of its VAR business and assets, and accelerated its efforts to concentrate and dedicate internal resources on its outsourced technical and training services. See "Business of Sento--Background." On March 1, 1998 and April 15, 1998, Arthur F. Coombs, III and Keith D. Barr joined Sento as Executive Vice President of Sento and General Manager of Sento Technical Services and Chief Information Officer of Sento, respectively. Both Mr. Coombs and Mr. Barr came from Sykes Enterprises, Inc., a leading outsourcer of technical services with revenues exceeding $550 million. Messrs. Coombs and Barr outlined a plan to build Sento's technical services organization into a leading outsource provider of customer support focused on incorporating leading technology.

         During the fiscal year ended March 31, 1999, Sento continued its efforts to develop an infrastructure based on leading technology to create the next generation call center, which Sento has identified as its eCustomer Contact Center. Sento management observed that the Internet was having a profound effect in most IT markets, products, services and commerce and believed that the Internet would also alter the process by which customers and businesses would interact in pre- and post-sales customer support. Many traditional telephone call centers had developed and invested in infrastructures and processes to support traditional telephone calls, but did not possess the ability to handle merging electronic interactions media, including e-mail, Web text chat, Web call backs, Web call-throughs, co-browsing, faxes and voicemail. Sento began focusing its efforts on developing an environment that would be capable of handling voice calls and electronic interactions incorporating computer telephony integration ("CTI") technology, skills-based routing systems, high resolution reporting and flexible customer interaction software based on business rules.

         In August, 1998, an initial customer began outsourcing its customer support to Sento's technical services organization utilizing the new environment. Throughout the remainder of 1998 and early 1999, Sento continued to invest in refinements to its environment. In June, 1999, Sento completed its initial effort to enable its customer service representatives to use Sento's customer interaction software and communication tools to support client customers over the Internet. The tools were accessible from any computer using Microsoft's web-browsing utility Internet Explorer. In addition, voice calls were packetized ("voice over IP" or "VoIP") and delivered to customer service representatives over the data networks relinquishing the need for telephones. Sento believes this development represented the first production use of a convergent network combining voice and data in a call center environment.

         Sento believes the ability to deliver communications and customer data over a single network connection through a web-browsing utility will provide a virtual environment that will enable customer service representatives to work from home or remote offices. These representatives could be quickly deployed without special or proprietary equipment or extensive capital outlays. Sento believes EchoPass will be able to build upon Sento's infrastructure for the technical service organization in order to support customer support operations globally and position EchoPass for new business opportunities.

         Today, electronic interactions between customers and Sento customer service representatives account for approximately 40% of all customer interactions. For this reason, Sento began branding its technical support outsourcing organization as an eCustomer Contact Center rather than a call center to emphasize the shift in electronic customer interactions. Sento believes that the virtual capabilities of its eCustomer Contact Center infrastructure can now be leveraged to enter new businesses, especially into the emerging, high growth application service provider ("ASP") market. The ASP market is characterized not by a shift in product functionality, but a shift in product distribution. Businesses can now choose to purchase software as a service based on a monthly transaction-based pricing model where a third party hosts, configures, maintains and upgrades the applications. The business accesses the applications through a web-browsing utility. Sento believes the advantages for a company to choose a hosted solution are:

         - FASTER TIME TO DEPLOYMENT AND BENEFIT. Businesses would not have to install and configure the application. The hosted provider specializing in an application or solution could have a client company up and running in a matter of weeks.

         - REDUCED TECHNICAL AND OPERATIONAL RISKS. Businesses could avoid certain technology obsolescence and associated operational risks because the application or solution would be a hosted service paid for on a usage basis, eliminating the need for costly investments and infrastructure build out based on proprietary or unproven technology.

         - REDUCED RELIANCE ON INTERNAL IT RESOURCES. The hosted service provider could configure, maintain and upgrade the application or solution and the related supporting hardware. The business could deploy internal IT resources towards core competencies and strategic business tasks.

         - LOWER COSTS. The ASP model would rely on usage-based pricing and not on a traditional licensing and maintenance model usually characterized by extensive up-front and ongoing annual costs. The business could also reduce the need to purchase supporting hardware and IT staffing resources for the application.

         - ACCESS TO THE LATEST TECHNOLOGY. Frequently, The rapid pace of technological change moves faster than businesses can recover their financial investment on past technology procurements. Internal IT departments often lack the staffing resources, expertise and capital resources to stay up-to-date with technological change. The ASP model could provide businesses with the latest technology without incurring large capital outlays and IT staffing penalties.

     Sento believes EchoPass will benefit by entering the ASP market with a turnkey customer service solution incorporating both voice and electronic interaction capabilities with advantages of a recurring revenue stream from a transaction-based pricing model and the ability to leverage its return from the development of the eCustomer Contact Center infrastructure. Market interest from partners and prospects, first mover advantages and the general acceptance of the ASP business model may assist EchoPass in its efforts to enter this emerging, high growth market.

     Forrester Research projects that the ASP market will grow from $150 million this year to $6 billion by 2001. The projected growth is considerable and may be explained by the fact that the ASP model offers a new distribution channel for well-established markets. Sento believes its eCustomer Contact Center offers a favorable solution for a hosted environment. Based upon a 1998 Datamonitor study, 90% of domestic-based call centers are made up of less than 100 customer service representatives, which also represents the fastest growing segment of the call center industry. These types of operations generally do not have the capital and staffing resources to build out their own eCustomer Contact Center environment. As a result, Sento believes EchoPass' hosted service will offer a compelling and cost-effective solution for these types of businesses.

INDUSTRY

         With the advent of the Internet and the proliferation of electronic interactions, Sento believes the manner in which businesses communicate with their customers is undergoing a dramatic change: customers are beginning to request that businesses be accessible and communicate online through e-mail, fax, Web text chat, Web callbacks, Web call-throughs and voicemail as well as traditional telephone calls. Given the emerging shift to online customer interactions proven by the explosion of e-mail and the popularity of Web technology such as Web call backs, many traditional telephone-centric customer service solutions do not address the changes required by e-businesses and e-commerce companies. Sento believes that in order for companies to compete effectively in today's rapidly changing environment and with the deterioration of product and pricing differentiation, businesses must offer the highest quality customer experience to retain and attract new customers. Companies must provide immediate, accurate and personalized customer experiences both over the phone and through electronic interactions.

         Sento believes that the growth of the Internet as an e-commerce vehicle requires that a provider of IT services and products address the following:

         - THE IMPORTANCE OF CUSTOMER SERVICE IN E-BUSINESS. In a short amount of time, the Internet has evolved from an information source to a new platform for commerce. This growth has increased competitive pressures in both e-commerce and traditional commerce markets. Product and pricing differentiation are diminishing and, in an effort to maintain and gain market share, businesses are transitioning their customer service operations into strategic assets and as key differentiators. Businesses that do not extend a personalized, useful customer service experience in the most convenient communication channel may lose customers and prospective customers to competitors that are a mouse click away. Gartner Group estimates that by 2001, at least 25% of customer interactions will be electronically based.

         - THE NEED FOR A BLENDED MEDIA CUSTOMER SERVICE SOLUTION. As e-mail continually becomes a popular medium for online customers to interact with businesses, the complexity of e-mail interactions continues to increase. Because online customers requiring real-time customer service at a Web site may not have a free line to make a telephone call, providing real time interactions and quick responses from a business' Web site may be the most convenient communications channel. Businesses that provide only telephone-based customer service or are not prepared to handle large volumes of electronic interactions are ignoring a growing customer base. International Data Corporation ("IDC") estimates that online customers will grow from 28 million in 1998 to 128 million in 2002.

         - THE TREND TOWARD HOSTED CUSTOMER SERVICE APPLICATIONS. As the number of software applications grows, Sento anticipates that their complexity will increase and IT staffing resources will tighten. Many businesses are recognizing the benefits of having a third party host their applications. Under this arrangement, a business can benefit from the applications functionality without installing, configuring, maintaining and upgrading the application. Furthermore, capital expense outlays are reduced from the result of transaction-based pricing and without the need to obtain the hardware, staffing resources and expertise to support the application. As businesses increase their use of Web-enabled client-user applications, the Internet and Internet protocol may become a secure and reliable network. Furthermore, with the recent emergence of global hosting providers, Sento believes the appeal of the ASP model will continue to grow. Forrester Research projects for the ASP market to grow from $150 million in 1999 to $6 billion by 2001. The hosted service provider model is intended to develop deeper penetration into small and middle market companies that typically cannot afford these applications and solutions.

BUSINESS STRATEGY

         EchoPass' objective is to become a leading provider of eCustomer Contact solutions with its hosted service. The key objective of EchoPass' strategy will consist of:

         - CREATE A MARKET LEADERSHIP POSITION AND BUILD BRAND RECOGNITION. EchoPass' objective will be to create its position as a leader in eCustomer Contact Center solutions market by leveraging its application service provider business model and establishing itself as the solution provider of choice.

         - INCREASE DISTRIBUTION CAPABILITIES AND PARTNERSHIPS. EchoPass intends to create distribution capabilities by combining the efforts of a direct sales force and partnerships with leading e-business service and infrastructure providers. By aggressively developing new alliances, EchoPass hopes to leverage customer sales, marketing and deployment capabilities to help establish its hosted service.

         - CAPITALIZE ON FIRST MOVER ADVANTAGE. Sento believes EchoPass will be the first enterprise to offer a complete, voice and electronic interaction-enabled customer service solution in a hosted environment. If EchoPass can develop and commercialize the Technology, companies that are traditionally faced with extensive capital expense outlays and extended time to deployments will have a new choice designed to eliminate these burdens and give businesses the benefits of the eCustomer Contact Center environment quickly and cost-effectively.

         - ESTABLISH TECHNOLOGY LEADERSHIP WITH OPEN, SCALABLE WEB-BASED ARCHITECTURE. EchoPass' objective will be to establish its hosted service as a leading technology platform for eCustomer Contact Center environments. In an effort to deliver the high performance required in the complex and rapidly changing business environment, EchoPass will attempt to develop a solution that is highly scalable, rapidly deployable and cost-efficient. Because EchoPass' Web-based architecture is founded on industry standards and incorporates products developed by leading manufacturers, Sento believes EchoPass customers will be able to use EchoPass products and services to reduce their technological and operational risks. EchoPass intends to continue to develop and enhance its architecture to efficiently handle the growing volume of electronic interactions, while providing increased functionality for e-businesses.

         - LEVERAGE WEB-BASED HOSTED APPLICATION SERVICE. EchoPass' hosted service is intended to be a Web-based hosted application service for e-businesses that want to rapidly and efficiently deploy an eCustomer Contact Center solution while minimizing their up-front investment in hardware, software, services and IT resources. Sento believes the ASP business model will provide recurring revenue streams and transaction-based pricing that discriminates against traditional build-out solutions and creates a captive customer-base for new products and services.

         - FOCUS ON SMALL AND MIDDLE MARKET COMPANIES. EchoPass' marketing programs will be targeted primarily at small and middle market companies and emerging and high growth e-businesses and e-commerce companies and will be focused on educating the target market, generating new sales opportunities and creating awareness of EchoPass' hosted service. EchoPass' focus on the small to medium business will require channel partners. EchoPass hopes to develop favorable relationships with companies offering complimentary products, including regional Bell operating companies or local area telephone agencies, Internet service providers and other managed network providers. Sento also hopes EchoPass will be able to provide its products and services to larger enterprises. Sento believes that EchoPass' development of partner relationships will allow the use of an existing sales force with an established relationship with the desired customer

COMPETITION

         The market for a complete, hosted customer service solution such as the eCustomer Contact Center is new and Sento does not know of any other competitor in this market. The level of competition in this evolving market is expected to intensify in the future, as new competitors seek to deliver a complete, hosted customer service solution.

         Numerous companies have recently begun offering similar hosted solutions that have limited functionality and address only certain components of the customer service function. These companies are potential competitors and include eGain Communications Corporation, Kana Communications, Inc., CosmoCom, Synchrony Communications and LivePerson. Sento believes, however, that these potential competitors currently offer hosted applications for either a customer relationship management system without any communications solutions or only an e-mail communications solution with a limited customer relationship management function, exclusively addressing the e-mail component. Sento believes EchoPass will be the first to offer a complete, hosted customer service solution. Sento recognizes, however, that there are limited barriers to entry into the hosted customer service environment and that many existing or potential competitors may acquire or develop technologies and applications that will compete with EchoPass' product and service offerings. These competitors may have significantly greater financial resources and/or industry experience and relationships than EchoPass. Upon consummation of the EchoPass Transactions, EchoPass will be a relatively insignificant force in an extremely competitive market.

CUSTOMERS

         As of November 1, 1999, Sento had entered into agreements with two beta customers, each of whom operates a customer service center of less than 50 seats, to test Sento's hosted service. Sento anticipates that these agreements will be assigned to EchoPass upon the closing of the EchoPass Transactions. Sento began internal testing of the service in a simulated environment incorporating 20 customer service representatives in June 1999.

         EchoPass' target customer base will be small and middle market companies and emerging and high growth e-businesses and e-commerce companies requiring an eCustomer Contact Center environment, but who want to minimize capital outlay and access the latest technology. Sento also hopes EchoPass will be able to provide its products and services to selected larger enterprises. Sento believes EchoPass' customers will purchase these products as services, paying on a monthly basis as the services are delivered.

         Upon the completion of the EchoPass Transactions, Sento will become EchoPass' principal customer. The terms of the prospective relationship between Sento and EchoPass are set forth in the Services Agreement. See "The EchoPass Transactions - Related Agreements."

TECHNOLOGY

     All of EchoPass' products and services will be built on a standards-based, highly scalable framework designed to address the evolving business communication needs of companies requiring voice and Internet-enabled customer service solutions. Sento believes EchoPass' initial products and services, which will incorporate the Technology and the Genesys Internet Suite, will offer a broad range of feature functionality to support multimedia routing, queuing and reporting. Sento's selection of the Genesys Internet Suite to provide the enterprise interaction management features utilized in Sento's eCustomer Contact Center was based on Sento's assessment that the Genesys Internet Suite would provide leading technology that could be rapidly integrated with the Technology to offer a complete, voice and electronic interaction-enabled customer service solution in a hosted environment. Sento has utilized the Genesys Internet Suite since August 1998, and believes the Genesys Internet Suite will provide certain features and functionality necessary to enable EchoPass to develop its anticipated products and services. Sento believes, however, that other leading software providers have developed comparable products that could provide replacement functionality if the Genesys Internet Suite fails to provide the features required by EchoPass or is unavailable to EchoPass for any reason. The evaluation and selection of an alternative software product would delay the development of EchoPass' products and services and could require the payment of royalties and other payments that are significantly higher than the fees payable by EchoPass under the Genesys License Agreement.

         EchoPass' solution will be designed to feature an advanced, scalable, web-based architecture based on industry standards.

         -        Web-based: Web-enabled tools consist of
                  communication/interaction controls, customer interaction management applications and administrative tools. These tools will be designed to allow multiple aspects of customer communication and information to be managed and controlled via a PC using only a Web browser.

         - Scalable: All components are considered best-of-breed with the ability to scale to carrier class. The architecture will be designed to allow specific components to also be replaced when they reach technical adolescence with minimal effects and minimal migration costs. Sound design standards and re-useable code components will be designed to allow applications to be adjusted rapidly and new features added with minimal effort.

         - Flexible and Open: The modular design of the technical environment is intended to allow adjustments to meet changing business needs. Sento believes these designs will permit significant changes in the business rules without coding or redistribution to users and encourage rapid response to business changes. Open interfaces and industry standard components provide a wide array of connectivity options in integrating new technology or in symphony with existing systems.

         Sento has designed and conducted rigorous internal testing of its eCustomer Contact Center with the goal of providing Year 2000 Compliant systems. "Year 2000 Compliant" means that EchoPass' services and related software and hardware components will be capable of receiving, recording, storing, processing, routing, transferring, presenting, and maintaining accurate dates for all dates including and following January 1, 2000, including leap year calculations, provided that all other products used by Sento's clients in connections or combinations with the eCustomer Contact Center, including hardware, software and firmware, properly exchange date data with the eCustomer Contact Center.

RESEARCH AND DEVELOPMENT

         The market for EchoPass' proposed products and services is characterized by rapid technological change, frequent new product and service introductions, changes in customer requirements and emerging industry standards. Sento believes that strong product development capabilities are essential to EchoPass' strategy of building a competitive services offering. EchoPass' product development team will consist of professionals with expertise in software, telecommunications and computer hardware. Sento believes that this combination of diverse technical and communications expertise will contribute to the highly integrated functionality of EchoPass' product and service offerings and thereby provide EchoPass with a competitive advantage. EchoPass' total research and development staff will consist of eight employees.

EMPLOYEES

         As of November 15, 1999, EchoPass had no employees. Sento presently anticipates that if the EchoPass Transactions are consummated, EchoPass will initially require the services of approximately 20 total employees. Sento anticipates that many of these employees are currently employed by Sento and will become EchoPass employees. In addition, EchoPass will need to hire additional employees to pursue its business strategy. Competition for qualified personnel in the IT industry is intense. The future success and growth of EchoPass will depend in large measure upon its ability to attract and retain qualified management and technical personnel. There can be no assurance that EchoPass will be able to attract and maintain the personnel necessary for the development and operation of its business. Failure to attract and retain key management and technical personnel and qualified personnel required to develop EchoPass' operations could have a material adverse impact on EchoPass.

FACILITIES

         Upon the consummation of the EchoPass transactions, EchoPass will continue to use the office and research and development facilities of Sento located at 808 East Utah Valley Drive, American Fork, Utah. The terms and conditions of EchoPass' arrangements with Sento with respect to such facilities are set forth in the Facilities Agreement. See "The EchoPass Transactions--Other Related Agreements." Sento currently estimates that the arrangement contemplated by the Facilities Agreement will be sufficient to enable EchoPass to conduct its business operations for approximately 120 days following the consummation of the EchoPass Transactions. Upon the consummation of the EchoPass Transactions and the completion of the Funding, EchoPass will likely move a significant portion of its operations to new facilities. Neither EchoPass nor Sento has initiated any efforts to identify future EchoPass facilities; however, both parties believe EchoPass will be able to identify and lease suitable facilities at commercially reasonable lease rates.


                             MANAGEMENT OF ECHOPASS

         The following table sets forth certain information with respect to the initial executive officers and directors of EchoPass.

            Name                Age                           Position
            ----                ---                           --------
Arthur F. Coombs, III            38     Chief Executive Officer and Director
Keith D. Barr                    45     Vice President and Chief Technology Officer
Stanley J. Cutler                57     Corporate Controller and Treasurer
Richard DeGolia                  49     Vice President of Business Development and Director
Gary B. Filler                   58     Director
Kieth E. Sorenson                50     Director

         Biographical information for Messrs. Coombs, Barr, Cutler, Filler and Sorenson is presented above under "BUSINESS OF SENTO - Management."

         RICHARD DEGOLIA was appointed as Vice President of Business Development and a director of EchoPass in September 1999. He has served as an executive officer of Genesys since September 1996, most recently as Senior Vice

President, Business Development and Strategic Planning, and Acting General Counsel. From August 1985 to September 1996, Mr. DeGolia was an attorney with Wilson, Sonsini, Goodrich & Rosati, PC, a law firm located in Silicon Valley. Mr. DeGolia holds a B.A. in American Studies from the University of California at Berkeley and a J.D. from Harvard University.

                            SHAREHOLDER PROPOSALS

         As described in Sento's proxy statement relating to its 1999 Annual Meeting of Shareholders, shareholder proposals for inclusion in the proxy statement and form of proxy relating to Sento's 2000 Annual Meeting of Shareholders must be received by Sento no later than May 26, 2000.


                                LEGAL MATTERS

         Certain matters relating to the EchoPass Transactions will be passed upon for Sento by Parr Waddoups Brown Gee & Loveless, Salt Lake City, Utah.


              INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
Unaudited Pro Forma Financial Statements - Basis of Presentation............................P-1
Unaudited Pro Forma Balance Sheet as of September 30,1999...................................P-2
Unaudited Pro Forma Statement of Operations for the year ended March 31,1999................P-3
Unaudited Pro Forma Statement of Operations for the six months ended September 30,1999......P-4

                                SENTO CORPORATION
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION


The following unaudited pro forma financial statements give effect to the acquisition of 47% of the issued and outstanding shares of EchoPass Corporation on a fully diluted basis through the transfer of substantially all of the technology currently owned and used by Sento in the operation of its eCustomer Contact Center. Sento will account for the investment in EchoPass Corporation under the equity method of accounting.

The unaudited pro forma balance sheet gives effect to the acquisition as if it had occurred on September 30, 1999. The unaudited pro forma statement of operations give effect to the acquisition as if it occurred on April 1, 1998.

Sento has preliminarily analyzed the savings that it expects to be realized in salaries and certain benefits to certain existing employees of Sento, including Arthur F. Coombs, III, Sento's Chief Executive Officer, who will resign as employees of Sento and become employees of EchoPass Corporation as well as other operating costs and expenses related to the technology team.

The pro forma adjustments are based on estimates, available information and certain assumptions and may be revised as additional information becomes available. The pro forma financial data do not purport to represent what Sento's financial position or results of operations would actually have been if such transactions had in fact occurred on those dates and are not necessarily representative of Sento's financial position or results of operations of Sento for any future period. The unaudited pro forma financial statements should be read in conjunction with the other information included elsewhere in this Proxy Statement. See Risk Factors included elsewhere herein.

                                SENTO CORPORATION
                        UNAUDITED PRO FORMA BALANCE SHEET
                               September 30, 1999

                                     ASSETS

                                                                     ACTUAL         PRO FORMA             PRO FORMA
                                                                                   ADJUSTMENTS           AS ADJUSTED

CURRENT ASSETS:
      Cash                                                       $   427,005       $         -           $   427,005
      Accounts receivable                                          2,104,710                 -             2,104,710
      Note receivable                                                      -         1,100,000  (1)        1,100,000
      Prepaid taxes                                                   50,919                 -                50,919
      Other current assets                                           240,884                 -               240,884
                                                                  ----------        ----------            ----------
          Total current assets                                     2,823,518         1,100,000             3,923,518

PROPERTY AND EQUIPMENT                                             3,042,298        (1,100,000) (1)        1,942,298
OTHER ASSETS                                                         295,066           (72,000) (2)          223,066
INVESTMENT IN ECHOPASS CORPORATION                                         -            72,000  (2)           72,000
                                                                           -
                                                                  ----------        ----------            ----------
          Total assets                                           $ 6,160,882       $         -           $ 6,160,882
                                                                  ==========        ==========            ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Line of credit                                             $   500,000       $         -           $   500,000
      Current portion of long term debt                              148,878                 -               148,878
      Accounts payable                                               915,478                 -               915,478
      Accrued liabilities                                            981,662                 -               981,662
      Deferred revenue                                               167,142                 -               167,142
                                                                  ----------        ----------            ----------
          Total current liabilities                                2,713,160                 -             2,713,160

LONG-TERM DEBT, NET OF CURRENT PORTION                                45,880                 -                45,880

STOCKHOLDERS' EQUITY                                               3,401,842                 -             3,401,842

                                                                  ----------        ----------            ----------
          Total liabilities and stockholders' equity             $ 6,160,882       $         -           $ 6,160,882
                                                                  ==========        ==========            ==========

(1) Effect of selling approximately $1,100,000 (net book value) of property and equipment to EchoPass Corp. in exchange for a note.

(2) Effect of transferring technology to EchoPass Corporation in exchange for 4,000,000 shares of preferred stock in EchoPass Corp.

                                SENTO CORPORATION
                        PRO FORMA STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 1999


                                                                       ACTUAL           PRO FORMA                PRO FORMA
                                                                        (4)            ADJUSTMENTS              AS ADJUSTED
                                                                                       (UNAUDITED)              (UNAUDITED)

REVENUE                                                            $  7,886,994        $          -           $  7,886,994

COST OF REVENUE                                                       5,770,381          (1,139,000) (1)         4,915,381
                                                                              -             284,000  (2)                 -
                                                                    -----------         -----------            -----------
      Gross profit                                                    2,116,613             855,000              2,971,613
                                                                    -----------         -----------            -----------

COSTS AND EXPENSES:
      Selling general and administrative                              8,703,737            (258,000) (3)         8,445,737
      Research and development                                          177,009                   -                177,009
      Amortization of intangible assets                                 523,098                   -                523,098
      Impairment of long-lived assets                                   880,842                   -                880,842
      Write-off of in-process research and development costs             92,095                   -                 92,095
                                                                    -----------         -----------            -----------
          Total costs and expenses                                   10,376,781            (258,000)            10,118,781
                                                                    -----------         -----------            -----------
      Operating loss                                                 (8,260,168)          1,113,000             (7,147,168)
                                                                    -----------         -----------            -----------

OTHER INCOME, NET                                                     1,171,852                   -              1,171,852
                                                                    -----------         -----------            -----------
      Loss before taxes                                              (7,088,316)          1,113,000             (5,975,316)

INCOME TAX BENEFIT                                                      506,083                   -                506,083
                                                                    -----------         -----------            -----------
      Net income from continuing operations                          (6,582,233)          1,113,000             (5,469,233)

      Loss from discontinued operations, net of income taxes         (1,172,570)                  -             (1,172,570)
                                                                    -----------         -----------            -----------
          Net loss                                                 $ (7,754,803)       $  1,113,000           $ (6,641,803)
                                                                    ===========         ===========            ===========

BASIC AND DILUTED LOSS PER SHARE:
      Loss from continuing operations                              $      (1.12)       $       0.19           $      (0.93)
      Loss from discontinued operations                                   (0.20)                  -                  (0.20)
                                                                    -----------         -----------            -----------
          Net loss per common share                                $      (1.31)       $       0.19           $      (1.13)
                                                                    ===========         ===========            ===========

WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
      EQUIVALENT SHARES OUTSTANDING:

      Basic                                                           5,901,959           5,901,959              5,901,959
      Diluted                                                         5,901,959           5,901,959              5,901,959


(1) Transfer of costs for the technology team to EchoPass Corp. from Sento Corporation as if EchoPass Corp. transactions had occurred April 1, 1998.

(2) Recognition of costs relating to the licensing of EchoPass Corp. technology to Sento Corporation as if the EchoPass Corp. transactions had occurred April 1, 1998.

(3) Transfer of the pro-rata share of selling general and administrative costs that would have been billed to EchoPass Corp. under the Facilities and Services Agreement as if the EchoPass Corp. transactions had occurred April 1, 1998.

(4)      Restated to reflect discontinued operations.

                                SENTO CORPORATION
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 1999


                                                                           ACTUAL           PRO FORMA            PRO FORMA
                                                                                           ADJUSTMENTS          AS ADJUSTED

REVENUE                                                                $ 6,872,075        $   (33,000) (1)      $ 6,839,075

COST OF REVENUE                                                          4,990,839           (805,500) (2)        4,630,339
                                                                                 -            445,000  (3)                -
                                                                        ----------         ----------            ----------
       Gross profit                                                      1,881,236            327,500             2,208,736
                                                                        ----------         ----------            ----------

COSTS AND EXPENSES:
       Selling general and administrative                                2,288,605           (129,000) (4)        2,159,605
       Research and development                                            117,314           (105,000) (5)           12,314
                                                                        ----------         ----------            ----------
          Total costs and expenses                                       2,405,919           (234,000)            2,171,919
                                                                        ----------         ----------            ----------
       Operating loss                                                     (524,683)           561,500                36,817
                                                                        ----------         ----------            ----------

OTHER INCOME
          Pro-rata share of loss on investment in EchoPass Corp.                 -            (72,000) (6)          (72,000)
          Other, net                                                        65,646                  -                65,646
                                                                        ----------         ----------            ----------
          Other income (expense), net                                       65,646            (72,000)               (6,354)
                                                                        ----------         ----------            ----------
       Income (loss) before taxes                                         (459,037)           489,500                30,463

INCOME TAX (EXPENSE) BENEFIT                                               135,403            (69,000) (7)           66,403
                                                                        ----------         ----------            ----------
       Net income (loss) from continuing operations                       (323,634)           420,500                96,866
       Loss from discontinued operations, net of income taxes              (51,389)                 -               (51,389)
                                                                        ----------         ----------            ----------
          Net income (loss)                                            $  (375,023)       $   420,500           $    45,477
                                                                        ==========         ==========

BASIC AND DILUTED LOSS PER SHARE:
       Loss from continuing operations                                 $     (0.05)       $      0.06           $      0.01
       Loss from discontinued operations                                     (0.00)                 -                 (0.00)
                                                                        ----------         ----------            ----------
          Net loss per common share                                    $     (0.05)       $      0.06           $      0.01
                                                                        ==========         ==========

WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
       EQUIVALENT SHARES OUTSTANDING:
          Basic                                                          7,077,069          7,077,069             7,077,069
          Diluted                                                        7,077,069          7,275,307             7,275,307

(1) Transfer of EchoPass revenue to EchoPass Corp. from Sento Corporation as if the EchoPass Corp. transactions had occurred April 1, 1999.

(2) Transfer of costs for the technology team to EchoPass Corp. from Sento Corporation as if EchoPass Corp. transactions had occurred April 1, 1999.

(3) Recognition of costs relating to the licensing of EchoPass Corp. technology to Sento Corporation as if the EchoPass Corp. transactions had occurred April 1, 1999.

(4) Transfer of the pro-rata share of selling general and administrative costs that would have been billed to EchoPass Corp. under the Facilities and Services Agreement as if the EchoPass Corp. transactions had occurred April 1, 1999.

(5) Transfer to EchoPass Corp. of uncapitalized research and development costs incurred during the six months ended September 30, 1999 relating to the EchoPass technology as if the EchoPass Corp. transactions had occurred April 1, 1999.

(6) Recognition of Sento Corporation's pro-rata share of EchoPass Corporation's operating loss (limited to Sento's basis in EchoPass Corp.) as if the EchoPass Corp. transactions had occurred April 1, 1999.

(7) Recognition of additional income taxes for the effect of the EchoPass Corp. transactions as if they had occurred April 1, 1999.

                                  APPENDICES

A.      Opinion of Alliant Partners
B.      Contribution Agreement
C.      Annual Report on Form 10-KSB for the Fiscal Year Ended March 31, 1999
D. Quarterly Reports on Form 10-QSB for the Quarterly Periods Ended June 30, 1999 and September 30, 1999

                                  APPENDIX A

                                     [LOGO]



September 28, 1999



Board of Directors
Sento Corporation
808 East Utah Valley Drive
American Fork, Utah 84003


         You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Sento Corporation ("Sento" or the "Company") of the proposed contribution of assets by Sento (Technology and Tangible Assets of the Sento Call Center) to EchoPass Corporation ("EchoPass") in exchange for 4,000,000 Series "A" preferred shares of EchoPass and a promissory note for approximately $1,100,000. The proposed contribution of assets and associated Transaction events (the "Transaction") are more fully detailed in the Contribution Agreement between Sento Corporation and EchoPass, Inc. dated ________ 1999.

         For purposes of the opinion set forth herein, we have:

         (i) reviewed certain publicly available financial statements and other information of the Company and EchoPass, respectively;

         (ii) reviewed certain internal financial statements and other financial and operating data concerning Sento and EchoPass prepared by the management of the Company;

         (iii) analyzed certain financial projections for both Sento and EchoPass prepared by the management of the Company;

         (iv) discussed the past and current operations, financial condition, and the prospects of Sento and EchoPass with senior executives of the Company, some of whom plan to become senior executives of EchoPass;

         (v) discussed with senior executives of the Company and individuals knowledgeable about Sento in the financial community regarding the past efforts in financing Sento and the efforts to finance the portion of the business within Sento which will constitute EchoPass, as well as projections for financing EchoPass as a stand alone business;

         (vi) discussed the proposed Transaction with a senior executive at Genesys Telecommunications Laboratories ("Genesys"), a proposed party to the series of Transactions contemplated by the Contribution Agreement;

         (vii) discussed the past and current operations, financial condition, and the prospects of the business within Sento which will constitute the business of EchoPass with senior executives of the Company;


-------------------------------------------------------------------------------
435 TASSO STREET, THIRD FLOOR, PALO ALTO, CA 94301, TELEPHONE: 650.325.1541,
TELEFAX: 650.325.0460

Board of Directors                                                       Page 2
Sento Corporation                                            September 28, 1999


         (viii) discussed with the senior management of Sento the strategic objectives of the Transaction and their estimates of the synergies, cost savings and other benefits expected to result from the Transaction as well as the expected costs and risks associated with the proposed Transaction;

         (ix) reviewed the reported prices and trading activity for the Company's common stock;

         (x) compared the financial performance of Sento (and the portion of Sento that will constitute EchoPass) with that of certain other comparable publicly-traded companies and the prices paid for securities in those publicly traded companies;

         (xi) reviewed the financial terms, to the extent publicly available, of certain acquisition and merger Transactions of companies comparable to Sento and EchoPass;

         (xii) reviewed the financial terms, to the extent publicly available, of certain venture capital equity investments in companies comparable to EchoPass;

         (xiii) discussed the proposed Transaction with senior managers of the Company and their legal advisors;

         (xiv) reviewed the Contribution Agreement and certain related documents; and

         (xv) performed such other analyses and considered such other factors as we have deemed appropriate.


         We have assumed and relied upon, without independent verification, the accuracy and completeness of the information provided to us for the purposes of this opinion. With respect to the financial projections of Sento and EchoPass and the estimates of the synergies, costs and benefits expected to result from the Transaction, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgements of the future financial performance of Sento and EchoPass. As Sento's management is aware, we have had limited access to internal financial or other operating data regarding Sento and EchoPass. Therefore the financial and other information regarding the Company and EchoPass reviewed by Alliant Partners in connection with the rendering of this opinion was limited to information provided by Sento's management and to certain discussions with Sento's senior management regarding the Company's financial condition and prospects, the strategic objectives of the Transaction and management's estimates of the synergies, costs and benefits expected to result from the Transaction. In addition, we have assumed that the Transaction will be consummated in accordance with the terms set forth in the Contribution Agreement, including, among other things, that the Transaction will be accounted for as an equity investment in accordance with U.S. General Accepted Accounting Principles. We have also assumed the correctness of the representations by Sento's management that obtaining the required financing for EchoPass as a part of Sento, with adequate timeliness, is not a practical alternative. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals, and we have relied upon the representation of the Company as to the book value of the tangible assets to be contributed and to the value of the proposed software license contributed by Genesys for Series "A" preferred shares in EchoPass. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

Board of Directors                                                       Page 3
Sento Corporation                                            September 28, 1999


Our opinion addresses only the fairness of the Transaction, from a financial point of view to the shareholders of the Company, and we do not express any views on any other terms of the Transaction. Specifically, our opinion does not address the Company's underlying business decision to effect the Transaction contemplated by the Contribution Agreement.

         It is understood that this letter is for the information of the Board of Directors of Sento, except that this opinion may be included in its entirety in any filing made by the Company with the Securities and Exchange Commission with respect to the Transaction.

         Based upon and subject to the foregoing, and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof and pursuant to the Contribution Agreement, the asset contribution to be made by Sento to EchoPass is fair, from a financial point of view, to the shareholders of the Company.



Very truly yours,

By:/s/ Alliant Partners
   ---------------------
Alliant Partners

                                  APPENDIX B

                            CONTRIBUTION AGREEMENT

                                   Between

                    SENTO CORPORATION, a Utah corporation

                                     and

                  ECHOPASS CORPORATION, a Utah corporation





                              November 17, 1999

                            CONTRIBUTION AGREEMENT


                  THIS CONTRIBUTION AGREEMENT (this "AGREEMENT") is made as of November 17, 1999, between SENTO CORPORATION, a Utah corporation ("CONTRIBUTOR") and ECHOPASS CORPORATION, a Utah corporation ("CONTRIBUTEE").

                                  BACKGROUND

                  Contributor uses the Technology (as defined in SECTION 1A(i)(a) below).

                  Contributor uses the Tangible Assets (as defined in SECTION 1A(i)(b) below) in connection with the Technology.

                  Contributee has been organized for the purpose, among others, of commercializing and developing additional applications for the Technology.

                  On the terms and subject to the conditions set forth in this Agreement, Contributor desires to contribute to Contributee (i) the Technology, in partial consideration for which Contributee will issue to Contributor the Shares (as defined in SECTION 1B below) and enter into the Services Agreement (as defined in SECTION 1D(i)(d) below) and (ii) the Tangible Assets, in partial consideration for which Contributee will make the Promissory Note (as defined in SECTION 1D(ii)(d) below) and execute the Security Agreement (as defined in SECTION 1D(ii)(e) below).

                  Furthermore, as partial consideration for the obligations of Contributor and Contributee under this Agreement, Contributor and Contributee desire to enter into the Facilities Agreement (as defined in Section 1D(i)(c) below) and execute the other documents and agreements contemplated hereby.

                                   AGREEMENT

         In consideration of the Background and the covenants and other consideration set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        CONTRIBUTION OF ASSETS IN EXCHANGE FOR THE SHARES.

         1A.      CONTRIBUTION OF ASSETS.

         (i) On the terms and subject to the conditions contained in this Agreement, at the Closing (as defined in SECTION 1D below), Contributor shall contribute, convey, assign, transfer and deliver to Contributee all of Contributor's right, title and interest in and to

                  (a) the technology used by Contributor in connection with Contributor's eCustomer Contact Center, as more particularly described on
Schedule 1A(i)(a) attached hereto and made a part hereof (the "TECHNOLOGY"); and

                  (b) the tangible assets used by Contributor in connection with its development and use of the Technology, as more particularly described on
Schedule 1A(i)(b) attached hereto and made a part hereof, together with such additional tangible assets to be identified by the mutual agreement of Contributor and Contributee prior to the Closing (the "TANGIBLE ASSETS" and together with the Technology, the "ASSETS").

         (ii) CONTRIBUTEE HEREBY ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SET FORTH IN SECTION 3A BELOW: (A) CONTRIBUTOR IS TRANSFERRING THE ASSETS IN "AS IS, WHERE IS" CONDITION "WITH ALL FAULTS," WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, EXPRESS, OR IMPLIED, CONCERNING THE ASSETS OR THIS AGREEMENT FROM OR ON BEHALF OF CONTRIBUTOR; AND (B) CONTRIBUTOR HAS NOT MADE, DOES NOT AND WILL NOT MAKE ANY REPRESENTATIONS, OR WARRANTIES, OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE ASSETS, INCLUDING, WITHOUT LIMITATION (1) THE VALUE, MERCHANTABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, OF THE ASSETS, (2) THE CONDITION, QUALITY, MANNER OF REPAIR, STATE OF REPAIR OR LACK OF REPAIR OF THE ASSETS, OR
(3) THE COMPLIANCE OF THE ASSETS WITH ANY APPLICABLE LAWS, RULES, STATUTES, REGULATIONS, CODES OR ORDINANCES.

         1B. ISSUANCE OF THE SERIES A PREFERRED. Subject to the conditions specified in this Agreement, at the Closing, Contributee, in partial consideration for the contribution of the Assets, shall issue to Contributor 4,000,000 shares (the "SHARES") of the Series A Convertible Preferred Stock, no par value, of Contributee (the "SERIES A PREFERRED").

         1C.      ASSUMPTION OF LIABILITIES.

         (i) Subject to the conditions specified in this Agreement, at the Closing, Contributee, in partial consideration for the contribution of the Assets, shall unconditionally assume and agree to pay, satisfy and discharge all liabilities and obligations relating to or arising out of the Assets, including, without limitation, any claims (whenever made) arising out of, relating to, resulting from or caused by any transaction, status, event, condition, occurrence or situation existing, arising or occurring in connection with the ownership or operation of the Assets relating to any period commencing on or after the Effective Time (as defined in SECTION 1D below), whether such liabilities are absolute, known, unknown, fixed, contingent or otherwise (the "ASSUMED LIABILITIES").

         (ii) Notwithstanding the foregoing, Contributor hereby retains, and Contributee does not assume and will have no liability with respect to, the liabilities and obligations identified on SCHEDULE 1C(ii) (the "EXCLUDED LIABILITIES").

         1D. THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the place and time that is mutually agreeable to Contributor and Contributee (the "EFFECTIVE TIME") but in no event shall the Closing take place any later than 15 days following the approval of this Agreement by the Disinterested Holders of the Sento Common Stock (as defined below).

         (i) At the Closing, subject to the conditions contained in this Agreement, Contributor shall deliver, in satisfaction of its obligations hereunder, the following to Contributee:

                  (a) an executed counterpart of the Assignment of Technology and Assumption Agreement in the form set forth on EXHIBIT A, attached hereto and made a part hereof (the "ASSIGNMENT OF TECHNOLOGY");

                  (b) an executed counterpart of the Bill of Sale and Assumption Agreement in the form set forth on EXHIBIT B, attached hereto and made a part hereof (the "BILL OF SALE");

                  (c) an executed counterpart of the Facilities and Services Agreement in the form set forth on EXHIBIT C, attached hereto and made a part hereof (the "FACILITIES AGREEMENT"); and

                  (d) an executed counterpart of the Services Agreement in the form set forth on EXHIBIT D, attached hereto and made a part hereof (the "SERVICES AGREEMENT").

         (ii) DELIVERIES BY CONTRIBUTEE. In partial consideration for the contribution of the Assets, at the Closing, Contributee shall deliver the following to Contributor:

                  (a) an executed certificate representing the Shares issued in the name of Contributor;

                  (b) an executed counterpart of the Assignment of Technology;

                  (c)      an executed counterpart of the Bill of Sale;

                  (d) an executed Promissory Note substantially in the form set forth on EXHIBIT E, attached hereto and made a part hereof (the "PROMISSORY NOTE") and in an original principal amount ot be determined by the mutual agreement of Contributor and Contributee prior to the Closing;

                  (e) an executed Security Agreement in the form set forth on EXHIBIT F, attached hereto and made a part hereof (the "SECURITY AGREEMENT");

                  (f)      an executed counterpart of the Facilities Agreement;
and

                  (g)      an executed counterpart of the Services Agreement.

Section 2.        CONDITIONS TO CLOSING.

         2A. CONDITIONS TO CONTRIBUTOR'S OBLIGATION TO CLOSE. The obligation of Contributor to transfer the Assets and deliver the documents set forth in
SECTION 1D(i) above at the Closing is subject to the satisfaction, as of the Closing, of the following conditions:

                  (i) CLOSING DOCUMENTS. Contributee shall have delivered all of the documents specified in SECTION 1D.(ii) above.

         (ii) SHAREHOLDER APPROVAL. The Disinterested Holders of the common stock, par value $0.25 per share, of Contributor (the "SENTO COMMON STOCK") shall have approved (a) Contributor's execution and delivery of this Agreement and performance of the transactions contemplated hereby and (b) the "EchoPass Transactions" (as such term is defined in that certain definitive proxy statement prepared by Contributor on Schedule 14A to the Securities Act of 1934, as amended (the "PROXY STATEMENT") at the special meeting of such shareholders identified in the Proxy Statement. The "Disinterested Holders of the Sento Common Stock" shall mean all holders of Sento Common Stock other than the shareholders, officers and directors of Contributee.

         (iii) ALLIANT OPINION. Contributor shall have received a final executed opinion of Alliant Partners stating that the contribution to be made by Contributor to Contributee in the ECP.com Transactions is fair, from a financial point of view to the Sento shareholders (the "ALLIANT OPINION"). The Alliant Opinion shall be in substantially the form set forth on EXHIBIT G, attached hereto and made a part hereof and shall be delivered in form and substance acceptable to Contributor's Board of Directors.

         (iv) SVB RELEASE. Contributor shall have obtained from Silicon Valley Bank ("SVB") a release of SVB's security interest in and claim to the Tangible Assets (the "SVB RELEASE").

         (v) GENESYS TRANSACTIONS. Contributee shall have completed the following transactions:

                  (a) Contributee shall have completed a transaction whereby Contributee proposes to issue 3,000,000 shares of the Series A Preferred to Genesys Telecommunications Laboratories, Inc., a California corporation ("GENESYS"), in exchange for the grant of a license by Genesys to Contributee for the use of Genesys' internet suite of enterprise interaction management software for up to 12,000 agent users of Contributee's customers with an option for Contributee to obtain additional license rights for additional blocks of 500 of such agent users, which license shall be subject only to the payment of quarterly maintenance fees by Contributee to Genesys, as, and if, such maintenance fees are incurred; and

                  (b) Contributee shall have completed a transaction whereby Contributee proposes to issue 500,000 shares of the Series A Preferred to Genesys in exchange for $1,000,000 in cash or other immediately available funds;

such transactions to be consummated pursuant to a stock purchase agreement, master software license agreement and other agreements and instruments, the terms and conditions of which are yet to be determined, but which shall be satisfactory to Contributor and Contributee, in their discretion (the "GENESYS TRANSACTIONS").

         (vi) WAIVER. Any condition specified in this SECTION 2A, other than
SECTION 2A(ii), may be waived if consented to by Contributor; provided, that no such waiver shall be effective against Contributor unless it is set forth in a writing executed by Contributor.

         2B. CONDITIONS TO CONTRIBUTEE'S OBLIGATION TO CLOSE. The obligation of Contributee to issue the Shares, assume the Assumed Liabilities and deliver the documents set forth in SECTION 1D(ii) above is subject to the satisfaction as of the Closing of the following conditions:

         (i) CLOSING DOCUMENTS. Contributor shall have delivered all of the documents specified in SECTION 1D(i) above.

         (ii) SHAREHOLDER APPROVAL. The Disinterested Holders of the Sento Common Stock shall have approved (a) Contributor's execution and delivery of this Agreement and performance of the transactions contemplated hereby and (b) the EchoPass Transactions at the special meeting of such shareholders identified in the Proxy Statement.

         (iii) ALLIANT OPINION. Contributor shall have received the Alliant Opinion in substantially the form set forth on EXHIBIT G.

         (iv) SVB RELEASE. Contributor shall have obtained the SVB Release.

         (v) GENESYS TRANSACTIONS. Contributee shall have consummated the Genesys Transactions.

         (vi) WAIVER. Any condition specified in this SECTION 2B may be waived if consented to by Contributee; provided that no such waiver shall be effective against Contributee unless it is set forth in a writing executed by Contributee.

Section 3. REPRESENTATIONS AND ADDITIONAL AGREEMENTS; COVENANTS AFTER THE EFFECTIVE TIME.

         3A. REPRESENTATIONS OF CONTRIBUTOR. Contributor hereby represents and warrants to Contributee as follows:

         (i) Contributor is a corporation duly incorporated, validly existing, and having an active status under the laws of the State of Utah; has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, if any.

         (ii) Contributor owns or has the ability to use the Tangible Assets and the Technology.

         (iii) To Contributor's knowledge, the Technology does not infringe any patent, copyright, trade secret or other intellectual property right of any third party in the United States.

         (iv) To Contributor's knowledge, there is no threatened action or proceeding against or affecting the Contributor before any court, governmental agency or arbitrator which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of Contributor or the ability of Contributor to perform its obligation under this Agreement.

         3B. REPRESENTATIONS OF CONTRIBUTEE. Contributee hereby represents and warrants to Contributor that Contributee is a corporation duly incorporated, validly existing, and having an active status under the laws of the State of Utah; has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, if any.

         3C.      INDEMNIFICATION.

         (i) INDEMNIFICATION BY CONTRIBUTOR. In addition to all rights and remedies available to Contributee at law or in equity, Contributor agrees to indemnify Contributee, its officers, directors, agents, representatives, successors, permitted assigns and affiliates (collectively, the "CONTRIBUTEE Parties") and hold each of them harmless against and pay on behalf of or reimburse such Contributee Parties in respect of any loss (including, without limitation, diminution in value and consequential damages), liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of third party claims (including, without limitation, interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing) (collectively, "LOSSES") which any such Contributee Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (i) the breach of any representation, covenant or agreement of Contributor contained in this Agreement or (ii) the assertion or recovery against Contributee of any Excluded Liabilities.

         (ii) INDEMNIFICATION BY CONTRIBUTEE. In addition to all rights and remedies available to Contributor at law or in equity, Contributee agrees to indemnify Contributor, its officers, directors, agents, representatives, successors, permitted assigns and affiliates (collectively, the "CONTRIBUTOR Parties") and hold each of them harmless against and pay on behalf of or reimburse such Contributor Parties in respect of any Losses which any such Contributor Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (i) the breach of any covenant or agreement of Contributee contained in this Agreement or (ii) the assertion or recovery against Contributor of any Assumed Liabilities.

         3D. NOTICE AND DEFENSE OF THIRD PARTY CLAIMS. If any proceeding shall be brought or asserted under SECTIONS 3C(i) or 3C(ii) against an indemnified party or any successor thereto (the "INDEMNIFIED

Person") in respect of which indemnity may be sought under such Sections from an indemnifying person or any successor thereto (the "INDEMNIFYING PERSON"), the Indemnified Person shall undertake the defense, compromise or settlement of such proceeding with counsel reasonably satisfactory to the Indemnified Person, and the Indemnifying Person shall assume and pay all fees, costs and expenses relating to or associated with the Indemnified Person's defense thereof, including all fees and costs of counsel and the payment of all costs and expenses in connection therewith. The Indemnified Person shall give prompt written notice of such Proceeding to the Indemnifying Person; provided, that any delay or failure to so notify the Indemnifying Person shall relieve the Indemnifying Person of its obligations hereunder only to the extent, if at all, that the Indemnifying Person is materially prejudiced by reason of such delay or failure. Actual or threatened action by a governmental authority or other person is not a condition or prerequisite to the Indemnifying Person's obligations under SECTIONS 3C(i) or 3C(ii). In connection with the Indemnified Person's defense of any such proceeding, the Indemnifying Person shall, reasonably and in good faith, assist and cooperate in the defense thereof. With respect to matters not involving proceedings brought or asserted by third parties, within thirty (30) days after notification from any Indemnified Person supported by reasonable documentation setting forth the nature of the circumstances entitling such Indemnified Person to indemnity hereunder, the Indemnifying Person, at no cost or expense to such Indemnified Person, shall diligently commence resolution of such matters in a manner reasonably acceptable to such Indemnified Person and shall diligently and timely prosecute such resolution to completion; provided, however, with respect to those valid claims that may be satisfied by payment of a liquidated sum of money and which are not disputed reasonably and in good faith by the Indemnified Person shall promptly pay the amount so claimed.

         3E. MUTUAL ASSISTANCE AND RECORDS. Contributee and Contributor agree that they will mutually cooperate in the expeditious filing of all notices, reports and other filings with any governmental authority required to be submitted jointly by Contributee and Contributor in connection with the execution and delivery of the Agreement and the consummation of the transactions contemplated by the Agreement.

         3F. RESCISSION OF AGREEMENT. In the event that Contributee fails to obtain the Funding (as defined below) within 120 days of the Closing, Contributor may elect to rescind the transactions effected at the Closing, in which event (i) Contributee shall convey, transfer and assign to Contributor by appropriate bills of sale and/or other instruments reasonably requested by Contributor all of the Assets, (ii) Contributor shall deliver to Contributee the Promissory Note, the Security Agreement and the certificate representing the Shares for cancellation, (iii) both Contributor and Contributee shall enter into appropriate termination agreements with respect to the Services Agreement and the Facilities Agreement, (iv) at Contributor's request, Contributee shall consent to and join in the filing of a declaratory action seeking an order granting rescission of this Agreement and the related transactions, other than the Genesys Transactions, and shall consent to the entry of a declaratory judgment granting such relief, and (v) Contributee and Contributor shall take all other actions to facilitate the rescission of this Agreement and the transactions contemplated hereby, including, without limitation, the reconveyance of all Assets to Contributor, but specifically excluding the Genesys Transactions, all responsibility and liability for which, Contributee hereby covenants and agrees shall be solely that of Contributee. The amount required to be raised by Contributee in connection with the Funding shall be reduced by the amount of cash received by Contributee in the Genesys Transactions. The "FUNDING" shall mean equity funding of at least $6,000,000 (as reduced by the cash amount raised in connection with the Genesys Transactions) at a price per share of the capital stock of Contributee of no less than $2.00 and if such funding is obtained through the sale of preferred stock or other convertible securities the conversion rate shall be no less than one share of such convertible security per share of common stock of Contributee.

         3G. PAYMENT OF COSTS AND EXPENSES; REIMBURSEMENT. The first $50,000 of costs and expenses incurred in connection with this Agreement, the EchoPass Transactions and the preparation and filing of the Proxy Statement, including without limitation, fees of advisors and counsel to Contributor and Contributee, shall be paid by Contributor, and all such costs and expenses in excess of $50,000 shall be paid by Contributee. Subsequent to the Closing, Contributor shall present to Contributee a summary of all costs and expenses incurred in connection with this Agreement, the EchoPass
Transactions and the preparation and filing of the Proxy Statement, and Contributee shall promptly reimburse Contributor for the full amount of such costs and expenses in excess of $50,000.

         3H. FURTHER TRANSFERS. Each of Contributor and Contributee will, and will cause each of their affiliates to, execute and deliver such further instruments of conveyance and transfer and take such additional action as the other party hereto may reasonably request to effect, consummate, confirm or evidence the transfer of the Assets or the obligations of Contributee hereunder.

Section 4         MISCELLANEOUS.

         4A. REMEDIES. Each party hereto shall have all rights and remedies set forth in this Agreement and all rights and remedies which such party has been granted at any time under any other agreement or contract with the other party hereto and all of the rights which such party has under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         4B. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended only by the prior written consent of Contributor and Contributee. No other course of dealing between any of the parties hereto or any delay in exercising any rights hereunder or under the Agreement shall operate as a waiver of any rights of any party hereto.

         4C. TERMINATION. This Agreement may be terminated only by the prior written consent of Contributor and Contributee; provided, however, that in the event of a failure of any of the conditions to either party's obligation to close this Agreement the other party may terminate this Agreement if such other party does not waive such failure in writing on or prior to the latest date on which the Effective Time identified in SECTION 1D above is permitted to occur pursuant to such SECTION 1D.

         4D. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

         4E. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         4F. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         4G. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

         4H. GOVERNING LAW. Except for matters governed by federal law, all other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Utah, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah.

         4I. NOTICES. Except as expressly set forth to the contrary in this Agreement, all notices, requests or consents provided for or permitted to be given under this Agreement must be in writing and shall be deemed delivered: (i) upon delivery if delivered in person; (ii) three (3) business days after deposit in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested; (iii) upon transmission if sent via telecopier, with a confirmation copy sent via overnight mail; or
(iv) one (1) business day after deposit with a national overnight courier. Such notices, demands and other communications shall be sent to each party at the address or telecopy number indicated below:

                  IF TO CONTRIBUTOR:

                  Sento Corporation
                  808 East Utah Valley Drive
                  American Fork, UT 84003
                  Attention: Linden Barney
                  Telecopy:  (801) 492-2100

                  IF TO CONTRIBUTEE:

                  EchoPass Corporation
                  808 East Utah Valley Drive
                  American Fork, UT 84003
                  Attention: Stanley J. Cutler
                  Telecopy:  (801) 492-2100

or to such other address or telecopy number or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         4J. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                              SENTO CORPORATION


                              By:    /s/ ARTHUR F. COOMBS, III
                                  -------------------------------
                              Name:  Arthur F. Coombs, III

                              Title: President and Chief Executive Officer


                              ECHOPASS CORPORATION


                              By:    /s/ KEITH D. BARR
                                  -------------------------------
                              Name:  Keith D. Barr

                              Title: Vice President and Chief Technology Officer

                               SCHEDULE 1A(i)(a)
                                      TO
                            CONTRIBUTION AGREEMENT

    ----------------------------------------------------------------------

                                  Technology

         The "TECHNOLOGY" shall mean the internally-developed applications, integration methods, maintenance and use processes, systems and components currently owned and utilized by Contributor in the operation of its eCustomer Contact Center, including, without limitation, all related sales and marketing rights.

                               SCHEDULE 1A(i)(b)
                                      TO
                            CONTRIBUTION AGREEMENT

    ----------------------------------------------------------------------

                                Tangible Assets

                   [See schedule of assets attached hereto]

                                 TANGIBLE ASSETS

ASSET
NO.        DESCRIPTION
103        Sun Sparcstation 5
109        VMAX Astra 600P scanner
117        Monitor
133        Yamaha CD writer
136        Link monitor
196        ADI monitor
211        Auto loader & SCSI drive
212        (2) fractional T-1s
215        Monitor-Princeton
238        ADI monitor
248        Monitor-Princeton 15",676"
252        Sager pentium laptop
254        Monitor-Princeton 15",640"
274        Compaq Deskpro
295        ADI Monitor
297        ADI Monitor 17",676"
305        Acer CPU
307        ADI monitor
316        Pentium 150 workstation
328        Pentium 200 workstation
329        Pentium 200 workstation
332        ADI monitor
339        ADI Monitor
340        ADI Monitor
346        ADI Monitor
362        Round table
374        4.3 GB narrow disk drive
375        3 Comlink switch
380        ADI Monitor
389        Jazz drive, cartridge,zip
392        ROOU,DKSUE,DKT202SD,RCOU
405        PKLU, TSTU, RS48S
407        Toshiba Satellite Pro
412        HP Vectra CPU
417        Pentium 120 workstation
461        Princeton Monitor
476        Bookcase
478        Credenza
479        Credenza
525        ADI Monitor
535        Desk
578        Nokia monitor
586        CTX monitor
588        Win terminal
643        CPU (Warf)
646        UPS
655        CPU
764        Compaq Deskpro EP
772        Compaq Deskpro EP



774        Compaq Deskpro EP
784        Compaq Deskpro EP
874        ADI monitor
896        Exchange server V5.0
899        Monitor Maxtech 15",640"
900        Pentium 150 workstation
902        Monitor Maxtech 15",640"
903        Pentium 200 workstation
908        Monitor Maxtech 15",676"
912        Monitor Maxtech 15",676"
913        Monitor Maxtech 15",676"
922        2.1 GB SCSI wide disk
929        3.1 GB EIDE wide drive
930        Monitor
944        Compaq Deskpro EP
945        Compaq Deskpro EP
948        Compaq CPU
981        Compaq Deskpro
988        Compaq CPU
1018       ADI Monitor
1037       ADI Monitor
1038       ADI Monitor
1039       Compaq Deskpro 6300
1048       ADI Monitor
1066       ADI Monitor
1091       3 GB Ultra Wide disk drive
1092       Funai 16X IDE CD ROM
1129       Monitor Percomp 14",676"
1130       Monitor Percomp 14",676"
1131       Pentium 133 workstation
1201       Monitor Percomp 14",676"
1203       Gateway EV 700
1217       Gateway EV 700
1301       Pentium 133 workstation/CD burner
1302       Pentium dial-in server
1320       Gateway G6
1326       Gateway G6
1372       Gateway G6
1380       Gateway E-4200 computer
1388       Monitor Viewsonic 21 ",676"
1407       ADI Monitor
1410       ADI Monitor
1412       ADI Monitor
1426       Oak bookcase
1464       Compaq Computer
1493       ADI Monitor
1502       Compaq Desk Pro
1507       Compaq Desk Pro
1510       Compaq Desk Pro



1525       Compaq Desk Pro
1527       Compaq Desk Pro
1552       Compaq Deskpro 6300
1583       Compaq Deskpro
1604       Compaq Deskpro
1610       Compaq
1612       Compaq Deskpro
1613       Compaq CPU
1614       Compaq Deskpro
1616       Compaq Deskpro
1626       Compaq Deskpro
1630       Compaq Deskpro
1631       Compaq
1633       Compaq Deskpro
1634       Speaker Wire-sound System
1635       Speakers (4)-sound system
1638       Adcom-power amp 2x80w
1639       Niles 4PR Speaker Select
1640       Yamaha 5 Disc CD Changer
1641       Yamaha 5 Disc CD Changer
1642       Yamaha 5 Disc CD Changer
1659       128MB SDRAM (2)
1662       128MB SDRAM (2)
1685       128 MB SIMM kit
1686       256MB buffered EDO DIMM
1701       CPU - ditto tape backup
1703       9.10GB SCSI3 wide (4)
1704       128MB SDRAM
1707       9.10GB SCSI3 wide (3)
1709       Smart-UPS 3000net 3000va
1711       ENET 10BT Hub 24 Port
1712       ENET 10BT Hub 24 Port
1714       Cisco 3600 6 port modem
1743       Monitor Everview 14",676"
1792       ADI monitor
1795       Compaq Proliant computer
1825       PBX Switch & CTI Service
1839       PBX Switch & CTI Service
1844       PBX & CTI install charges
1848       PCI three channel
1849       Matrox graphics
1858       Pentium 266 workstation
1859       Panasonic 17 Panasync"
1865       Zap video email unit
1867       Zap video email unit
1868       Zap video email unit
1869       Zap video email unit
1870       Zap video email unit
1871       Zap video email unit



1872       Zap video email unit
1873       Zap video email unit
1874       Zap video email unit
1875       Zap video email unit
1876       SW100 user, port-chan lic
1887       3 Com link switch
1888       3 Com link switch
1889       3 Com link switch
1897       Monitor Maxtech 15",676"
1906       Intel MMX 200 workstation
1907       4port Rhetorex brd,24 chn
1912       Pentium 300 workstation
1913       Cisco 2501
1916       Intel MMX 200 workstation
1949       ISDN access installation
1950       Dual port DTI/PRI & card
1952       Monitor ADI 17",640"
1955       Analog mssg waiting card
1958       Intel MMX 233 workstation
1959       Compaq Deskpro
1961       300 TNs for Nortel Switch
1966       Monitor ADI 17",640"
1967       Monitor ADI
1976       CPU
1984       Pentium 400 Workstation
1996       Microscan 17 Monitor"
2015       Compaq Desktop EP
2034       Compaq Proliant 1600 server
2037       Compaq Proliant 3000 server
2038       Compaq Proliant 3000 server
2039       Compaq Proliant 3000 server
2045       Compaq Prosignia 200
2046       Compaq Prosignia 200
2047       Compaq Proliant 1600
2048       Compaq Prosignia 200
2049       Compaq Deskpro EP
2050       Compaq Deskpro EP
2054       Compaq Deskpro EP
2083       Compaq Deskpro EP
2092       Compaq Deskpro EP
2103       Monitor ADI 17",640"
2112       Monitor ADI 17",676"
2119       Monitor ADI 17",676"
2121       Monitor ADI 17",676"
2125       Monitor ADI 17",640"
2137       Monitor ADI 17",640"
2147       Monitor ADI 17",640"
2169       Monitor ADI 17",640"
2179       Change 9 T-1 lines from copper to fiber



2188       Gateway E-3200-400 Computer
2224       Gateway E-3200-400 Computer
2270       Gateway E-3200 350 computer
2276       Gateway E-3200 350 computer
2281       Gateway E-3200 350 computer
2295       Gateway E-3200 350 computer
2311       Gateway EV700 monitor
2326       18.20 GB SCSI ultra wide hard drive
2327       512 MB buffered EDO DIMM memory
2328       Monitor 17 ADI"
2329       50 Genesys licenses
2330       IVR cards & ports
2331       3 Compaq 256 MB SDRAM DIMM
2332       Compaq Proliant processor kit & 3 256 MB SDRAM
2333       Compaq Proliant 3000, PII, 450 computer & redundant power supply
2334       Compaq Proliant 1600, PII, 450 computer & 4.03 GB SCSI & 128 MB SDRAM DIMM
2335       Metaframe 1.8-15 user & Winframe 1.8-10 user
2337       Toshiba Tecra 8000, PII, 300 laptop
2338       Toshiba Tecra 8000, PII, 300 laptop
2339       Conference TDS card
2340       Kentrox CSU/DSU D-serv standalone
2341       Smart UPS 3000
2342       (4) 9.10 GB SCSI ultra hard drive
2343       Compaq Proliant upgrade kit, board, 256 MB SDRAM DIMM
2346       EZT3 Mux w/DS1 & DS3 redundancy
2347       Compaq Proliant 1600 PIII 500 computer
2348       Compaq Proliant 1600 PIII 500 computer
2371       Gateway E3200 PIII 450
2374       Gateway E3200 PIII 450
2375       Gateway E3200 PIII 450
2376       Gateway E3200 PIII 450
2386       Gateway E3200 PIII 450
2400       Gateway E3200 PIII 450
2401       Gateway E3200 PIII 450
2402       Gateway E3200 PIII 450
2404       (2) Cisco WIC-1DSU-T1 card
2406       Cisco 1700 router
2407       Cisco 1700 router
2408       Line side T1 card
2409       Themescape Publisher software
2411       (150) Genesys license
2414       MS SQL server ver 7.0 license
2417       Compaq P300
2419       Compaq P300 Deskpro
2420       Compaq Prosignia 200
2421       Compaq Prosigna 200
2424       Toshiba Tecra 8000
2432       Compaq Smart Array 4200 SCSI Controller
2433       Brackets & legs in computer lab



2434       (14) 128MB SDRAM for developers
2435       Backup internet suite, call concentrator, SNMP mgmt
2436       Smart UPS 3000
2437       (2) NT Server 4.0 & (2) SQL Server 7.0 licenses
2438       (2) lineside T1 cards
2439       (3)dual PRI cards,DTR card,Universal trunk card
2484       Gateway EV 700 monitor
2514       Nortel 81C switch upgrade from 61C
2515       Compaq expansion kits & controllers
2516       (6) Compaq 256MB SDRAM DIMM
2517       AS5300 memory module 32MB to 64MB
2519       Genesys software modifications
2520       (2) 804 ISDN BRI routers
2521       DN expansion materials & labor
2522       AL-1 lightening arrestor & antenna
2523       Compaq 1 GB memory kit EDO ram
2524       Compaq P2-450 processor option kit
2526       (2) Compaq 256 MB SDRAM DIMM

                                SCHEDULE 1C(ii)
                                      TO
                            CONTRIBUTION AGREEMENT

               -------------------------------------------------

                             Excluded Liabilities

The Excluded Liabilities shall mean:

      1. Payment Obligations for any equipment listed on Exhibit A to the Bill of Sale and ordered by Contributor prior to the Closing.

                                   EXHIBIT A
                                      TO
                            CONTRIBUTION AGREEMENT

    ----------------------------------------------------------------------

               Assignment of Technology and Assumption Agreement

                        [See document attached hereto]

               ASSIGNMENT OF TECHNOLOGY AND ASSUMPTION AGREEMENT


         THIS ASSIGNMENT OF TECHNOLOGY AND ASSUMPTION AGREEMENT (this "ASSIGNMENT") is executed as of _____________, 1999 by SENTO CORPORATION, a Utah corporation ("SELLER"), in favor of ECHOPASS CORPORATION, a Utah corporation ("BUYER"), pursuant to that certain Contribution Agreement, dated as of November 17, 1999, between Seller and Buyer (the "AGREEMENT").

         Seller, for and in consideration of Ten and No/100 Dollars ($10.00), the issuance of the Shares (as defined in the Agreement), the execution of the Services Agreement (as defined in the Agreement), and other good and valuable consideration in hand paid by Buyer, the receipt and sufficiency of which are hereby acknowledged by Seller, assigns, transfers, sets over and delivers to Buyer all of Seller's right, title and interest in and to the Technology (as defined in the Agreement) to have and to hold the Technology with any and all other rights and appurtenances thereto owned by Seller.

         EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, (A) SELLER ASSIGNS, TRANSFERS, SETS OVER AND DELIVERS THE TECHNOLOGY HEREBY IN "AS IS, WHERE IS" CONDITION "WITH ALL FAULTS," WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, EXPRESS, OR IMPLIED, CONCERNING THE TECHNOLOGY, THE AGREEMENT OR THIS ASSIGNMENT FROM OR ON BEHALF OF SELLER; AND
(B) SELLER HAS NOT MADE, DOES NOT AND WILL NOT MAKE ANY REPRESENTATIONS, OR WARRANTIES, OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE TECHNOLOGY, INCLUDING, WITHOUT LIMITATION (1) THE VALUE, MERCHANTABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, OF THE TECHNOLOGY, (2) THE CONDITION, QUALITY, MANNER OF REPAIR, STATE OF REPAIR OR LACK OF REPAIR OF THE TECHNOLOGY OR (3) THE COMPLIANCE OF THE TECHNOLOGY WITH ANY APPLICABLE LAWS, RULES, STATUTES, REGULATIONS, CODES OR ORDINANCES.

         Buyer accepts the transfer of the Technology and Buyer agrees to assume and perform all the Assumed Liabilities (as defined in the Agreement) relating to the Technology.

         IN WITNESS WHEREOF, the undersigned execute this Assignment as of the date first written above.

"BUYER"                                    "SELLER"

ECHOPASS CORPORATION, a Utah               SENTO CORPORATION, a Utah corporation
corporation

By:                                        By:
   -----------------------------              ----------------------------------

Name:                                      Name:
     ---------------------------                --------------------------------

Title:                                     Title:
      --------------------------                 -------------------------------

                                  EXHIBIT B
                                     TO
                            CONTRIBUTION AGREEMENT

    ----------------------------------------------------------------------

                     Bill of Sale and Assumption Agreement

                        [See document attached hereto]

                     BILL OF SALE AND ASSUMPTION AGREEMENT


         THIS BILL OF SALE AND ASSUMPTION AGREEMENT (this "BILL OF SALE") is executed as of _____________, 1999 by SENTO CORPORATION, a Utah corporation ("SELLER"), in favor of ECHOPASS CORPORATION, a Utah corporation ("Buyer"), pursuant to that certain Contribution Agreement, dated as of November 17, 1999, between Seller and Buyer (the "AGREEMENT").

         Seller, for and in consideration of Ten and No/100 Dollars ($10.00), that certain Promissory Note of even date herewith executed by Buyer to Seller in the initial principal amount of _____________ Dollars ($____________), and other good and valuable consideration in hand paid by Buyer, the receipt and sufficiency of which are hereby acknowledged by Seller, assigns, transfers, sets over and delivers to Buyer all of Seller's right, title and interest in and to the Tangible Assets (as defined in the Agreement) to have and to hold the Tangible Assets with any and all other rights and appurtenances thereto owned by Seller.

         EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, (A) SELLER ASSIGNS, TRANSFERS, SETS OVER AND DELIVERS THE TANGIBLE ASSETS HEREBY IN "AS IS, WHERE IS" CONDITION "WITH ALL FAULTS," WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, EXPRESS, OR IMPLIED, CONCERNING THE TANGIBLE ASSETS, THE AGREEMENT OR THIS BILL OF SALE FROM OR ON BEHALF OF SELLER; AND (B) EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, SELLER HAS NOT MADE, DOES NOT AND WILL NOT MAKE ANY REPRESENTATIONS, OR WARRANTIES, OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE TANGIBLE ASSETS, INCLUDING, WITHOUT LIMITATION (1) THE VALUE, MERCHANTABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, OF THE TANGIBLE ASSETS, (2) THE CONDITION, QUALITY, MANNER OF REPAIR, STATE OF REPAIR OR LACK OF REPAIR OF THE TANGIBLE ASSETS OR (3) THE COMPLIANCE OF THE TANGIBLE ASSETS WITH ANY APPLICABLE LAWS, RULES, STATUTES, REGULATIONS, CODES OR ORDINANCES.

         Buyer accepts the transfer of the Tangible Assets and Buyer agrees to assume and perform all the Assumed Liabilities (as defined in the Agreement) relating to the Tangible Assets.

         IN WITNESS WHEREOF, the undersigned execute this Bill of Sale as of the date first written above.



"BUYER"                                   "SELLER"

ECHOPASS CORPORATION, a Utah              SENTO CORPORATION, a Utah corporation
corporation
By:                                       By:
   ----------------------------------        -----------------------------------
Name:                                     Name:
     --------------------------------          ---------------------------------
Title:                                    Title:
      -------------------------------          --------------------------------

                                    EXHIBIT C
                                       TO
                             CONTRIBUTION AGREEMENT

    ----------------------------------------------------------------------

                        Facilities and Services Agreement

                         [See document attached hereto]

                                                                           DRAFT
                                                                        11/17/99

                        FACILITIES AND SERVICES AGREEMENT

         THIS FACILITIES AND SERVICES AGREEMENT (this "AGREEMENT") is entered into as of the ___ day of ________________________, 1999, by and between
SENTO CORPORATION, a Utah corporation ("SENTO") and ECHOPASS CORPORATION, a Utah corporation ("ECHOPASS").

                                   BACKGROUND

         Pursuant to that certain building lease dated as of July 29, 1998 between Pracvest ("LANDLORD") and Sento (the "MASTER LEASE"), Sento leases certain office and research and development space located in American Fork, Utah, as more fully described in the Master Lease (the "OFFICE").

         Pursuant to that certain Contribution Agreement, dated as of November 17, 1999, between Sento, as contributor, and EchoPass, as contributee (the "CONTRIBUTION AGREEMENT"), Sento desires to license to EchoPass a portion of the Office and to permit EchoPass to use or benefit from certain equipment, and accounting, administrative and similar services. EchoPass desires to receive a license of a portion of the Office and to utilize such equipment and services.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the Background, the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties, the parties hereto hereby agree as follows:

              ARTICLE I - LICENSE AND SERVICES PROVIDED TO ECHOPASS

         1.1      LICENSE OF THE OFFICE.

                  (a) LICENSE TO USE THE OFFICE. Subject to the terms and conditions of this Agreement, Sento grants to EchoPass a license to use the portion of the Office which consists of approximately 2,600 square feet (such portion being the "LICENSED PREMISES"). EchoPass acknowledges that it has been granted only a non-exclusive license to use and occupy the Licensed Premises and that it has not been granted, nor will it claim, any real property interest in the Office, all of which interests are hereby disclaimed. Sento will deliver the Licensed Premises "as is," and "with all faults," and EchoPass agrees that it will accept such premises in their existing condition.

                  (b) SURRENDER OF LICENSED PREMISES. Immediately following termination of this Agreement, EchoPass shall, at its expense (i) remove from the Licensed Premises all of its personal property and that of its employees;
(ii) quit and deliver up the Licensed Premises to Sento peaceably and quietly in as good order and condition the same were in on the Effective Date, reasonable wear and tear excepted, and (iii) return any parking passes, access cards, keys, and similar items granting access to, or related to the occupancy of, the Licensed Premises. EchoPass shall repair any damages to the Office resulting from the removal of EchoPass' personal property.

         1.2 EQUIPMENT LICENSE. Sento grants to EchoPass, upon the terms and conditions of this Agreement, a nonexclusive license to use all furniture and equipment located in the Office which is necessary to the operation of the business of EchoPass, other than computer hardware and software and related equipment (the "EQUIPMENT").

Sento will make available the Equipment to EchoPass in "as is" condition. EchoPass agrees to use the Equipment in a careful manner and in compliance with all applicable laws, ordinances and regulations affecting the use of such equipment. Sento and its employees shall have access to the Equipment at all reasonable times. EchoPass shall not itself remove the Equipment from the Office, nor permit the Equipment to be removed from the Office, without the prior written consent of Sento. EchoPass and Sento agree that each shall use reasonable efforts to use the Equipment in such a manner as not to interfere unreasonably with the needs of the other party's business. Title to the Equipment shall remain with Sento at all times during the "Term" (as defined below). EchoPass acknowledges that it has been granted only a license to use the Equipment during the Term, and EchoPass expressly disclaims any ownership interest in the Equipment. Immediately upon termination of this Agreement, EchoPass shall deliver up the Equipment to Sento peaceably and quietly in as good condition as the same was in on the date first written above, ordinary wear and tear excepted.

         1.3      ECHOPASS SERVICES.

                  (a) ACCOUNTING SERVICES. Sento shall provide to EchoPass, upon the terms and conditions of this Agreement, accounting services (the "ACCOUNTING SERVICES").

                  (b) HUMAN RESOURCE SERVICES. Sento shall provide to EchoPass, upon the terms and conditions of this Agreement, services relating to human resources support and management (the "HUMAN RESOURCE SERVICES").

                  (c) ADMINISTRATIVE SERVICES. Sento shall provide to EchoPass, upon the terms and conditions of this Agreement, services relating to general corporate and administrative services and executive administrative support (the "ADMINISTRATIVE SERVICES" and, together with the Accounting Services and the Human Resource Services, the "ECHOPASS SERVICES").

                  (d) SENTO EMPLOYEES. Each employee providing the EchoPass Services shall remain subject to Sento's supervision and to all rules, regulations, or limitations governing employees of Sento. Notwithstanding the foregoing, EchoPass and Sento hereby agree that each shall use its best efforts to utilize the time of the employees providing the EchoPass Services in such a manner as to not interfere unreasonably with the operation of the other party's business.

                           ARTICLE II - TERM; PAYMENTS

         2.1 TERM. The term of this Agreement (the "TERM") shall commence on _______________________ (the "EFFECTIVE DATE") and continue until terminated by either party upon 60 days' written notice or as otherwise provided herein.

         2.2 PAYMENT TERMS. In exchange for the license and services set forth in ARTICLE II hereof, EchoPass shall make the following payments:

                  (a) PAYMENT FOR LICENSE OF LICENSED PREMISES. In exchange for the license by Sento of the Licensed Premises, the provision of utilities, Sento's shipping and receiving department and all expenses incurred by Sento with respect to the Licensed Premises under the Master Lease, EchoPass shall pay Sento a monthly license fee in the amount of $7,800 (the "LICENSE FEE"), subject to adjustment as set forth below in SECTION 2.2(g).

                  (b) PAYMENT FOR ACCOUNTING SERVICES. In exchange for Sento providing the Accounting Services, EchoPass shall pay Sento a monthly fee of $12,000 (the "ACCOUNTING FEE"), subject to adjustment as set forth below in
SECTION 2.2(g).

                  (c) PAYMENT FOR ADMINISTRATIVE SERVICES. In exchange for Sento providing the EchoPass Administrative Services, EchoPass shall pay Sento a monthly fee of $8,500 (the "ADMINISTRATIVE SERVICES FEE"), subject to adjustment as set forth below in SECTION 2.2(g).

                  (d) PAYMENT FOR HUMAN RESOURCE SERVICES. In exchange for Sento providing the Human Resource Services, EchoPass shall pay Sento a monthly fee (the "HUMAN RESOURCE SERVICES FEE") equal to EchoPass' pro-rata share of the Human Resource Services. Calculations performed pursuant to this
SECTION 2.2(d) shall be performed consistent with Sento's past practices regarding allocation of the costs of human resource services to subsidiaries and divisions of Sento and licensees of Sento's office space.

                  (e) PAYMENT FOR OUTBOUND TELEPHONE CALLS. EchoPass shall pay Sento the direct costs of all outbound telephone calls made on phone lines allocated to EchoPass by Sento (the "OUTBOUND CALLS FEE"). Calculations performed pursuant to this SECTION 2.2(e) shall be performed consistent with Sento's past practices regarding allocation of the costs of outbound telephone calls to subsidiaries and divisions of Sento and licensees of Sento's office space.

                  (f) PAYMENT FOR MISCELLANEOUS COSTS. For all costs and expenses incurred by Sento on behalf of EchoPass, including without limitation, copy machine and basic telephone costs, other than in connection with the EchoPass Services and other than the costs represented by the Outbound Calls Fee, EchoPass shall pay Sento a monthly fee (the "MISCELLANEOUS COSTS FEE" and together with the License Fee, the Accounting Fee, the Administrative Services Fee, the Human Resource Services Fee and the Outbound Calls Fee, the "FEE") equal to EchoPass' pro-rata share of such other costs and expenses. Calculations performed pursuant to this SECTION 2.2(f) shall be performed consistent with Sento's past practices regarding allocation of such other costs and expenses and costs and expenses similar thereto to subsidiaries and divisions of Sento and licensees of Sento's office space.

                  (g) FEE ADJUSTMENT. After the first day of every quarter during the Term, Sento shall have the right to propose an increase in the License Fee, the Accounting Fee and/or the Administrative Services Fee by submitting to EchoPass, within fifteen (15) days after the first day of every such quarter, a proposed adjusted License Fee, Accounting Fee and/or Administrative Services Fee (the "FEE PROPOSAL"). EchoPass shall approve or disapprove such Fee Proposal in a writing delivered to Sento within thirty
(30) days after the date such Fee Proposal was received by EchoPass. In the event that EchoPass shall disapprove any Fee Proposal, or shall not deliver any writing regarding such Fee Proposal to Sento within thirty (30) days after the date such Fee Proposal was received by EchoPass, this Agreement will immediately and automatically terminate, and EchoPass will immediately vacate and surrender the Licensed Premises. Any Fee Proposal approved by EchoPass shall take effect the first day of the month following the month in which the Fee Proposal was approved.

The payments described in the foregoing SECTIONS 2.2(a), 2.2(b) and 2.2(c) are due before the first day of each calendar month, subject to adjustment for such month's fee as described above. The payments described in the foregoing Sections 2.2(d), 2.2(e) and 2.2(f) are due within fourteen (14) days after EchoPass' receipt of invoice therefor.

                        ARTICLE III - GENERAL PROVISIONS

         3.1 MASTER LEASE. This Agreement is subordinate to the Master Lease, and Sento and EchoPass shall take or refrain from taking, as applicable, all actions necessary to comply with the Master Lease. The Licensed Premises shall be used by EchoPass exclusively for the offices of EchoPass and for no other purposes without the prior written consent of Sento. EchoPass agrees not to occupy or use, or permit any portion of the Licensed Premises to be used, for any purpose which violates the Master Lease, is unlawful or disreputable, or is deemed to be hazardous, or permit anything to be done in or about the Office which would, directly or indirectly, in any way cause the cancellation of insurance coverage on the Office or violate federal, state or local law. Sento hereby agrees (without representation, warranty or recourse of any nature whatsoever) that EchoPass shall receive all of the physical services and utilities to be provided by Landlord for the Licensed Premises under the Master Lease. EchoPass shall not directly make any demands on or otherwise have any dealings with Landlord. If EchoPass desires to make any demands on or otherwise communicate with Landlord, EchoPass shall inform Sento of its demands or communications, and Sento shall, at its discretion, make such demand or convey such information on EchoPass' behalf. In the event the Master Lease is terminated for any reason (including without limitation voluntary termination by Sento), EchoPass will immediately vacate and surrender the Office, and this Agreement will immediately and automatically terminate.

         3.2 DEFAULT. In the event of a failure to comply with any term hereof by either party, the other party shall provide written notice of the noncompliance. In the event the noncomplying party does not cure such noncompliance within 20 days of receiving such notice, the noncomplying party shall be deemed to be in default, and the other party shall be free to pursue any and all remedies provided herein or by law. Should EchoPass be deemed to be in default under SECTION 2.2 of this Agreement, Sento shall, in addition any and all remedies provided by law, have the following remedies:

                  (a) Sento shall have the right to be released from all obligations in law and equity under this Agreement, and Sento may, at its option, re-enter and take possession of the Office, including without limitation, the Licensed Premises without legal process as in its first and former estate, together with all improvements and additions made by EchoPass thereon; or

                  (b) Sento may bring suit and recover judgment for any and all delinquent Fee payments, or other amounts owing, under this Agreement, including costs and attorneys fees and including interest at the rate of fourteen percent (14%) per annum. The use of this remedy on one or more occasions shall not prevent Sento, at its option, from resort to one of the other remedies hereunder in the even of a subsequent default. In the event that EchoPass fails to make any payment due hereunder at the time and in the manner required, such payment shall bear interest at the rate of fourteen percent (14%) per annum.

         3.3 ASSIGNMENT. EchoPass shall not sublet or sublicense any portion of the Licensed Premises or assign, mortgage, pledge or hypothecate this Agreement or any interest herein, any portion of the Office, the Equipment or the EchoPass Services without the written consent of Sento and the Landlord (as applicable) having first been obtained. Any violation of the foregoing sentence shall be a default of EchoPass hereunder. Any transfers or assignment by operation of law shall be deemed to be an assignment within the provisions of this SECTION 3.3, including, but not limited to, an assignment for the benefit of creditors or as part of a merger or corporate reorganization of EchoPass.

         3.4 INDEMNIFICATION. Each of Sento and EchoPass hereby agrees to indemnify and hold harmless the other in accordance with the terms of Sections 3C and 3D of the Contribution Agreement, which terms are incorporated herein by reference except that the representations, warranties and covenants for which indemnification obligations may arise under such Sections of the Contribution Agreement shall be deemed, for purposes of this Agreement only, to be the representations, warranties and covenants set forth in this Agreement. Furthermore, for purposes of this Agreement there shall be no indemnification obligations for any Excluded Liabilities (as defined in the Contribution Agreement) or Assumed Liabilities (as defined in the Contribution Agreement).

         3.5 MISCELLANEOUS. All notices and other communications provided for hereunder shall be provided in the same manner as provided in the Contribution Agreement. If a legal action or other proceeding is brought by any of the parties hereto for enforcement of this Agreement, the party that prevails by enforcing this Agreement shall be entitled to recover reasonable attorney's fees, costs and expenses incurred, in addition to any other relief to which they may be entitled. This Agreement shall be governed by and construed in accordance with the substantive laws of Utah, without regard for its conflict of laws provisions. This Agreement shall be binding upon and inure to the benefit of EchoPass and Sento and their successors and permitted assigns. The captions in this Agreement are for convenience only and are not part of this Agreement. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. Counterparts transmitted by telecopier shall have the same validity and effect as those transmitted by mail or in person. This Agreement, together with the Exhibits attached hereto, sets forth the entire agreement between the Sento and the EchoPass with respect to the subject matter hereof, superseding any prior agreements among such parties, and no amendment or modification of this Agreement shall be binding or valid unless set forth in writing and executed by the parties hereto.

         IN WITNESS WHEREOF, EchoPass and Sento have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

"SENTO"                                 "ECHOPASS"

SENTO CORPORATION, a Utah corporation   ECHOPASS CORPORATION, a Utah corporation


By:  ________________________________   By:  ________________________________
Its:  _______________________________   Its:  _______________________________

                                  EXHIBIT D
                                     TO
                            CONTRIBUTION AGREEMENT

    ----------------------------------------------------------------------

                              Services Agreement

                        [See document attached hereto]

                                                                 DRAFT: 11/17/99

                              SERVICES AGREEMENT

         This Services Agreement (the "AGREEMENT") is entered into as of the _____ day of __________________, 1999 (the "EFFECTIVE DATE"), by and between ECHOPASS CORPORATION, a Utah corporation ("ECHOPASS"), and SENTO CORPORATION, a Utah corporation ("SENTO").

                                  BACKGROUND

         WHEREAS, pursuant to a certain Assignment of Technology and Assumption Agreement, dated as of even date herewith, by Sento in favor of EchoPass (the "ASSIGNMENT"), and in connection with the closing of that certain Contribution Agreement, dated as of November 17, 1999, between Sento, as contributor, and EchoPass, as contributee (the "CONTRIBUTION AGREEMENT"), Sento has transferred to EchoPass the Technology (as defined in the Contribution Agreement).

         WHEREAS, Sento has used and desires to continue to derive benefit from the Technology in connection with the operation of Sento's eCustomer Contact Center.

         WHEREAS, the execution of this Agreement is a condition to the obligations of the parties to close the transactions contemplated by the Contribution Agreement.

         WHEREAS, in consideration of the execution of the Contribution Agreement, Sento desires to receive from EchoPass, and EchoPass desires to provide the Services (as defined below) to Sento, subject to the terms and conditions set forth in this Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the Background above (which the parties hereto acknowledge is accurate, true and correct), the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties, the parties hereto hereby agree as follows:

       1. SERVICES. During the Term (as defined below), EchoPass agrees to provide, and Sento agrees to pay for, all services offered by EchoPass or provided by EchoPass to any of its customers to the extent that Sento elects to receive such Services from EchoPass (the "SERVICES"), including, without limitation the Sento Services (as defined in the "Statement of Work" described in Section 2 below) that are set forth in the Statement of Work (as defined in
Section 2 below), subject to the terms and conditions set forth in this Agreement.

       2. STATEMENT OF WORK. Sento and EchoPass hereby acknowledge and agree to the terms and conditions of that certain statement of work attached hereto as EXHIBIT A (the "STATEMENT OF WORK"). Sento and EchoPass hereby acknowledge and agree that they shall periodically amend the Statement of Work to reflect developments in the business relationship between the parties and that, upon their mutual execution of each amendment to the Statement of Work, the terms and conditions of this Agreement shall be amended accordingly.

       3. TERM. The term of this Agreement shall commence on the date of this Agreement and, unless sooner terminated as provided in this Agreement, shall continue until ___________, ________ (the "TERM").

       4. SERVICE COMMITMENT. During the Term, EchoPass shall provide to Sento the level of Services reasonably requested by Sento in connection with Sento's eCustomer Contact Center, including, without limitation, the level of the Sento Services.

       5. FEES. Sento shall not be obligated to pay to EchoPass any fees nor reimburse EchoPass for any costs or expenses in connection with the installation and configuration of the hardware and software required for the provision of the Services to Sento by EchoPass, including, without limitation, the testing and debugging of such installation and configuration and the correction of any problems arising out of such installation and configuration. Following such installation and configuration, Sento shall be required to pay an amount to EchoPass for the Services as set forth in the Statement of Work, as amended; PROVIDED, HOWEVER, that the amount charged to Sento for the Services shall not exceed the lowest amount charged or offered to be charged by EchoPass to any other party for comparable services and on other terms that are no less favorable to Sento than those offered by EchoPass to any other party's customers for such Services.

       6. STAFFING LEVELS. EchoPass shall provide the appropriate staffing levels (expressed in terms of the number and skills of employees) to effectively provide the Services to Sento. EchoPass shall provide at least the minimum level of staffing provided to any customer of EchoPass receiving the same type and level of Services as Sento, unless a greater level of staffing is required to effectively provide the Services to Sento.

       7. MOST FAVORED CUSTOMER. It is the intent of both Sento and EchoPass that the Services be provided to Sento on a "most-favored-customer" basis and all terms in this Agreement (including without limitation, type and level of Services provided, fees charged and staffing levels) shall be interpreted and construed to effect such intent. Any term or condition that is offered by EchoPass to or agreed upon by EchoPass with any customer of EchoPass shall be irrevocably offered in writing to Sento by EchoPass within ten (10) days of the offer of such term or condition to or agreement upon such term or condition with such EchoPass customer, the terms and conditions of which offer, if accepted by Sento in writing at any time after such offer, shall be deemed to amend the terms and conditions of this Agreement and shall be reflected in the Statement of Work. The effectiveness of such deemed amendment shall not be affected by the failure to reflect such amendment in the Statement of Work.

       8. TERMINATION UPON DEFAULT. In the event of any material default by a party (the "DEFAULTING PARTY") of a material obligation under this Agreement, the other party (the "NON-DEFAULTING PARTY") may give the Defaulting Party written notice of the default and the election to terminate this Agreement within 60 days after receipt of the notice if, within said time period, the Defaulting Party fails to resolve the default by (i) curing the default, or (ii) providing a written explanation satisfactory to the Non-Defaulting Party that a default has not occurred, or (iii) entering into a mutually approved, written agreement for the cure or other resolution of the default.

       9. REMEDIES OTHER THAN TERMINATION UPON DEFAULT. Subject to the provisions of SECTION 8 hereof, in the event of default, the Non-Defaulting Party shall have all rights and remedies provided in law or equity, including the right to obtain specific performance and damages (other than consequential damages, which are expressly excluded); provided, however, that the Non-Defaulting Party shall in any event be required to give notice of the default and provide a 60-day opportunity to cure.

       10. BANKRUPTCY. All rights granted under or pursuant to this Agreement by EchoPass to Sento are, and shall otherwise be deemed to be, for purposes of
Section 365(n) of the Title 11, United State Code (the "BANKRUPTCY CODE"), the grant of rights to "intellectual property" as defined under Section 101(56) of the Bankruptcy Code. The parties agree that Sento, as a recipient of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against EchoPass under the Bankruptcy Code, Sento shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to Sento (i) upon any such commencement of a bankruptcy proceeding upon written request therefor by Sento, unless EchoPass elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of EchoPass upon written request therefor by Sento.

       11. REPRESENTATIONS AND WARRANTIES.

       11.1 ECHOPASS. EchoPass makes the following representations and warranties to Sento, which representations and warranties shall survive the execution and delivery of this Agreement:

              11.1.1 Neither the execution and delivery of this Agreement, nor the performance by EchoPass of its obligations provided for herein, will violate any agreement, lien, instrument, decree, order or judgment to which EchoPass or any of its officers, directors or shareholders is a party or by which it or they are bound.

              11.1.2 EchoPass has the authority to enter into and perform this
                     Agreement. The representative of EchoPass signing this Agreement is duly authorized to execute the same on behalf of EchoPass and to consummate the transactions contemplated hereby.

       11.2 SENTO. Sento makes the following representations and warranties to EchoPass, which representations and warranties shall survive the execution and delivery of this Agreement:

                     11.2.1 Neither the execution and delivery of this
                            Agreement, nor the consummation of the transactions provided for herein, will violate any agreement, lien, instrument, decree, order or judgment to which Sento is a party or by which it is bound.

                     11.2.2 Sento has the authority to enter into and perform
                            this Agreement. The representative of Sento signing this Agreement is duly authorized to execute the same on behalf of Sento and to consummate the transactions contemplated hereby.

       12. INDEMNIFICATION.

       12.1 INDEMNIFICATION BY SENTO. Sento hereby agrees to indemnify, defend and hold EchoPass and its officers, employees, agents and affiliates harmless from and against all liabilities, claims, losses, damages, costs and expenses (including reasonable attorney's fees) resulting from or arising in connection with any breach by Sento of this Agreement, including, but not limited to, the breach of any covenant, warranty or representation made by Sento hereunder.

       12.2 INDEMNIFICATION BY ECHOPASS. EchoPass hereby agrees to indemnify, defend and hold Sento and its officers, employees, agents and affiliates harmless from and against all liabilities, claims, losses, damages, costs and expenses (including reasonable attorney's fees) resulting from or arising in connection with any of the following:

              12.2.1 The failure of any of the following statements to be true, correct and complete:

                     (a) EchoPass has all right, title and interest in and to the intellectual property and other property rights necessary for the performance by EchoPass of its obligations under this Agreement, free and clear of all liens, pledges, charges, security interests, restrictions or encumbrances of any nature whatsoever; and

                     (b) EchoPass is, and during the Term shall remain, in compliance with applicable federal, state and local governmental laws, regulations and ordinances relating to its products, research and development activities, including all such activities pertaining to the Services, and EchoPass shall cause its employees and agents to adhere thereto.

              12.2.2 The breach by EchoPass of this Agreement, including, but not limited to, the breach of any covenant, warranty or representation made by EchoPass hereunder.

       12.3 NOTICE AND DEFENSE OF THIRD PARTY CLAIMS. If any proceeding shall be brought or asserted under SECTIONS 12.1 or 12.2 against an indemnified party or any successor thereto (the "INDEMNIFIED PERSON") in respect of which indemnity may be sought under such Sections from an indemnifying person or any successor thereto (the "INDEMNIFYING PERSON"), the Indemnified Person shall undertake the defense, compromise or settlement of such proceeding with counsel reasonably satisfactory to the Indemnified Person, and the Indemnifying Person shall assume and pay all fees, costs and expenses relating to or associated with the Indemnified Person's defense thereof, including all fees and costs of counsel and the payment of all costs and expenses in connection therewith. The Indemnified Person shall give prompt written notice of such Proceeding to the Indemnifying Person; provided, that any delay or failure to so notify the Indemnifying Person shall relieve the Indemnifying Person of its obligations hereunder only to the extent, if at all, that the Indemnifying Person is materially prejudiced by reason of such delay or failure. Actual or threatened action by a governmental authority or other person is not a condition or prerequisite to the Indemnifying Person's obligations under SECTION 12.1 or 12.2. In connection with the Indemnified Person's defense of any such proceeding, the Indemnifying Person shall, reasonably and in good faith, assist and cooperate in the defense thereof. With respect to matters not involving proceedings brought or asserted by third parties, within thirty (30) days after notification from any Indemnified Person supported by reasonable documentation setting forth the nature of the circumstances entitling any or all of such Indemnified Person to indemnity hereunder, the Indemnifying Person, at no cost or expense to such Indemnified Person, shall diligently commence resolution of such matters in a manner reasonably acceptable to such Indemnified Person and shall diligently and timely prosecute such resolution to completion; provided, however, with respect to those valid claims that may be satisfied by payment of a liquidated sum of money and which are not disputed reasonably and in good faith by the Indemnified Person shall promptly pay the amount so claimed.

       12.4 INFRINGEMENT ACTIONS. Each of EchoPass and Sento shall promptly notify the other party in the event either learns of any instance reasonably believed to constitute infringement of the Technology or any charge of infringement arising out of use by Sento or any affiliate of Sento of the Technology. In the event Sento elects to prosecute a claim for infringement of any of the Technology, or if a claim is made against Sento alleging infringement of a third party's patent, design, utility model, intellectual property or other rights as a result of use by Sento of any of the Technology, EchoPass agrees to cooperate with Sento upon Sento's reasonable request. In the event such a claim is made against Sento, EchoPass shall indemnify, defend and hold Sento harmless against all costs of the same, including without limitation all attorneys' and witness fees and court costs incurred in connection therewith. Sento shall retain sole control over the defense of any such action and may retain counsel of its choice to conduct such defense. If judgment is entered against Sento, or if Sento enters into a settlement of any such claim or action, and if as a result of such judgment or settlement Sento pays royalties, damages or profits to the purported owner or owners of such infringed rights, EchoPass shall indemnify and reimburse Sento on demand for any amounts so paid.

       13. MISCELLANEOUS.

       13.1 NOTICES. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given
              (i) when delivered personally, (ii) when sent by telecopier (with receipt confirmed), provided that a copy is mailed within three business days thereafter by registered or certified mail, return receipt requested, (iii) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), or (iv) three business days after being sent by registered or certified mail, return receipt requested, in each case to the other party at the following address and telecopier numbers (or to such other address or telecopier number for a party as shall be specified by like notice; provided that notices of a change of address or telecopier number shall be effective only upon receipt thereof):

                  if to Sento to:

                  Sento Corporation
                  808 East Utah Valley Drive
                  American Fork, Utah 84003
                  Attention:  Linden Barney
                  Telecopier No.: (801) 492-2100

                  and
                  if to EchoPass to:

                  EchoPass Corporation
                  808 East Utah Valley Drive
                  American Fork, Utah 84003
                  Attention:  Stanley J. Cutler
                  Telecopier No.: (801) 492-2100

       13.2 ASSIGNMENT. Subject to Sento's rights to sublicense hereunder, no party shall assign or transfer any right, interest or part of this Agreement without obtaining the prior written consent of the other party hereto.

       13.3 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of any party hereto.

       13.4 WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any other covenant, agreement, term or condition. Either party may, by notice delivered in the manner provided in this Agreement, but shall be under no obligation to, waive any of its rights or any conditions to its obligations hereunder, or any duty, obligation or covenant of the other party. No waiver shall affect or alter the remainder of this Agreement but each and every other covenant, agreement, term and condition hereof shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

       13.5 SEVERABILITY. Any provision hereof prohibited by or deemed unlawful or unenforceable under any applicable law of any jurisdiction shall, as to such jurisdiction, be ineffective without affecting any other provision of this Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms. In the event that any term or provision of this Agreement shall be held invalid by a competent court or government agency, the remainder of this Agreement shall not be affected thereby and the parties hereto shall continue to be bound by the remaining terms hereof. In such event, the relevant term or provision (or should such term(s) or provision(s) be such a crucial element of this Agreement, then the entire Agreement) shall be renegotiated by the parties in a good faith effort to achieve mutual agreement consistent with such holding and shall continue to perform under this Agreement in a manner consistent with its intent and objectives.

       13.6 FORCE MAJEURE. Any cause or circumstance of whatever nature which prevents or delays performance by a party of its obligations hereunder, including without limitation, any riot, labor dispute, strike or civil disturbance, or any governmental statute, rule, regulation or other governmental action, which cause or circumstance is not within the control of the party chargeable, and which cannot by the exercise of reasonable diligence by such party be prevented or overcome, shall extend the time for performance thereof, provided such cause or circumstance was the proximate cause of the failure to perform; provided, however, that such cause or circumstance shall not excuse Sento from the timely payment of any money when due hereunder.

       13.7 FURTHER ACTION. The parties agree to execute and deliver all documents, provide all information and take or forebear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

       13.8 APPLICABLE LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without reference to choice of law provisions. The parties hereby subject themselves to the jurisdiction of the courts of the State of Utah and agree that the exclusive venue and place of jurisdiction for any lawsuit arising under or related to this Agreement shall be the State of Utah.

       13.9 LEGAL EXPENSE AND TRIAL BY JURY. In the event of any litigation involving a dispute under this Agreement, each party shall be responsible for its own costs and expenses in such litigation, including attorneys' fees. As to any such litigation, the parties each waive trial by jury.

       13.10 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives and assigns; provided that this provision shall not be construed as permitting assignment, substitution, delegation or other transfer of rights or obligations except strictly in accordance with the other provisions of this Agreement.

       13.11 INTEGRATION. Other than the Contribution Agreement, this Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior agreements and understandings pertaining thereto. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof. The failure of any party to inspect this Agreement or the documents referred to herein constitutes a waiver of any objection, contention or claim that may be based upon such an inspection.

       13.12 RELATIONSHIP OF THE PARTIES. Neither Sento nor EchoPass nor any of their employees, customers or agents shall be deemed to be the representative, agent or employee of the other for any purpose whatsoever, nor shall they or any of them have any right or authority to assume or create an obligation of any kind or nature, express or implied, on behalf of such other, nor to accept service of any legal process addressed to or intended for such other. EchoPass, Sento and their respective affiliates do not in any way or for any purpose by this Agreement become a partner of any of the others in the conduct of its business, or otherwise, or become a joint venturer or a member of any enterprise with any of the others.

       13.13 COOPERATION. The parties agree promptly to cooperate in good faith to carry out the provisions of this Agreement and the activities contemplated thereby and shall also cooperate in good faith to resolve any disputes or differences which may arise in connection with the provisions hereof and the activities contemplated hereby.

       13.14 TITLES AND CAPTIONS. The article and section titles or captions of this Agreement are for convenience only and shall not be deemed part of this Agreement and in no way define, limit, augment, extend or describe the scope, content or intent of any part or parts of this Agreement.

       13.15 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Each of the foregoing genders and plurals is understood to refer to a corporation, partnership or other legal entity when the context so requires.

       13.16 AUTHORIZATION. Each individual executing this Agreement does thereby represent and warrant to each other person so signing (and each other entity for which another person may be signing) that he or she has been duly authorized to execute this Agreement.

       13.17 COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original and all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                               "SENTO"

                                SENTO CORPORATION
                                a Utah corporation



                                By:
                                   ------------------------------------
                                Name:
                                     ----------------------------------
                                Title:
                                      ---------------------------------




                                "ECHOPASS"

                                ECHOPASS CORPORATION
                                a Utah corporation



                                By:
                                   ------------------------------------
                                Name:
                                      ---------------------------------
                                Title:
                                       --------------------------------

                                  EXHIBIT A
                                      TO
                              SERVICES AGREEMENT


                                  STATE OF WORK


                        [See document attached hereto]

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

     ----------------------------------------------------------------------

                                 Promissory Note

                         [See document attached hereto]

                                                                           DRAFT
                                                                        11/17/99

                                 PROMISSORY NOTE

$                                                                     , 1999
 -------------------                              --------------------

         FOR VALUE RECEIVED, the undersigned, ECHOPASS CORPORATION, a Utah corporation with an office at 808 East Utah Valley Drive, American Fork, Utah 84003 ("MAKER"), hereby promises to pay to the order of SENTO CORPORATION, a Utah corporation with principal offices at 808 East Utah Valley Drive, American Fork, Utah 84003 ("PAYEE"), at such office of Payee, or such other place as Payee may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________________________ DOLLARS ($____________),
together with interest thereon from the date hereof as follows:

         1. THE NOTE. This Promissory Note (the "NOTE") is being issued by Maker pursuant to that certain Contribution Agreement dated as of November 17, 1999 by and between Maker and Payee (as amended, from time to time, the "CONTRIBUTION AGREEMENT") and Payee's rights and Maker's obligations hereunder are subject to the provisions of the Contribution Agreement. References to the Contribution Agreement shall in no way impair the negotiability hereof or the absolute and unconditional obligation of Maker to pay both principal and interest hereon as provided herein. The principal balance of the Note which is outstanding and unpaid from time to time is referred to as the "PRINCIPAL AMOUNT."

         2. INTEREST RATE. The Principal Amount shall bear interest from the date hereof at an annual rate of ten and one-half percent (10.5%). Interest shall be calculated on the basis of a 360-day year consisting of 12 months each of 30 days.

         3. PAYMENTS OF PRINCIPAL AND INTEREST. The Principal Amount and all accrued and unpaid interest shall be payable in full on ______________, 2000 (the "MATURITY DATE"). Any payment of principal or interest made more than 5 days after it is due shall bear a late penalty of five percent (5%) of the amount of the late payment. Interest shall not accrue on late penalties. All payments shall be credited first to late penalties, second, to Payee's costs and expenses as provided in SECTION 8 hereof, third, to accrued and unpaid interest, and fourth, to the Principal Amount.

         4. PREPAYMENTS. This Note may be prepaid in full or in part at any time without the consent of Payee and without penalty or premium.

         5. ACCELERATION UPON FUNDING. In the event that the Funding (as defined in the Contribution Agreement) is completed, the entire principal and interest of this Note shall become due and payable in full within fifteen
(15) days of the closing of the Funding (or the last portion thereof).

         6. EVENTS OF DEFAULT. If one or more of the following events (each, an "EVENT OF DEFAULT") shall have occurred and be continuing:

         (a) if Maker shall fail to pay any principal on this Note when due, or interest thereon and such default continues for a period of 10 days after written notice thereof to Maker from Payee;

         (b) there shall occur a material default or a defined Event of Default under the Contribution Agreement, the Security Agreement dated as of the date hereof by and between

Maker and Payee (the "SECURITY AGREEMENT"), the Services Agreement dated as of the date hereof by and between Maker and Payee or the Facilities and Services Agreement dated as of the date hereof by and between Maker and Payee, and such default or Event of Default is not cured within any applicable grace period;

         (c) if Maker is dissolved, whether voluntarily or involuntarily; or

         (d) if the commencement of any bankruptcy or insolvency proceeding involving Maker has not been stayed, dismissed, bonded or vacated within 60 days of Maker's receipt of notice thereof;

then, Payee may at any time (unless all defaults shall have been remedied) at Payee's option, without notice to Maker or any other person, (i) declare the entire principal and interest of the Note then remaining unpaid to be due and payable immediately and shall thereafter earn interest, both before and after judgment, at the rate of fourteen percent (14%) per annum, and/or (ii) exercise any other right or remedy available at law, in equity, by contract or otherwise. Any forbearance, failure or delay by Payee in exercising any right or remedy under this Note or otherwise available to Payee shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such or another right or remedy.

         7. OTHER PROVISIONS RELATING TO INTEREST AND CHARGES. Notwithstanding any other provision contained in this Note or in any agreement, document or instrument related to the transaction which this Note is a part: (a) the rates of interest and charges and the payments provided for herein and therein shall in no event exceed the rates and charges and the payments which would result in interest being charged at a rate equaling the maximum allowed by law; and (b) if, for any reason whatsoever, the holder hereof ever receives as interest (or as a charge in the nature of interest) in connection with the transaction of which this Note is a part an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding hereunder. Any such amount shall not be applied toward payment of interest (or toward payment of a charge in the nature of interest).

         8. COSTS. In the event that (a) any payment under this Note is not made at the time or in the manner required hereunder, (b) the holder hereof incurs any costs of collection or other costs reasonably necessary for the protection of the interest of Payee with respect to this Note, or (c) the holder hereof exercises any right hereunder including without limitation its right to accelerate the maturity of the obligations hereunder, Maker agrees to pay any and all costs and expenses (regardless of the particular nature thereof and whether incurred before or after the initiation of suit or before or after judgment) which may be incurred by the holder hereof in connection with the enforcement of any of its rights under this Note, including court costs and attorneys' fees.

         9. WAIVERS. Maker shall waive presentment by Payee for payment, demand, notice of dishonor and nonpayment of this Note, and consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of any security or any part thereof, with or without substitution.

         10. SECURITY AGREEMENT. This Note is secured by, and entitled to the benefits of, the Security Agreement.

         11. STATE LAW. This Note is delivered in the State of Utah and shall be governed by and construed in accordance with the laws of the State of Utah without reference to its choice of law rules.

         12. SEVERABILITY. If for any reason one or more of the provisions of this Note or their application to any person or circumstances shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained therein.

         13. SUCCESSORS AND ASSIGNS. This Note inures to the benefit of Payee and binds Maker, and their respective successors and assigns.

         14. CAPTIONS. The captions or headings of the paragraphs in this Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note.

         15. WAIVER OF JURY TRIAL. AS AN IMPORTANT INDUCEMENT TO PAYEE TO ENTER THIS AGREEMENT, MAKER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN ANY WAY RELATED TO THIS NOTE.

         IN WITNESS WHEREOF, the undersigned has executed this Note on the date first written above.

                                     "MAKER"

                                      ECHOPASS CORPORATION
                                      a Utah corporation



                                      By:  __________________________________

                                      Its:  __________________________________

                                   EXHIBIT F
                                      TO
                            CONTRIBUTION AGREEMENT

                        ------------------------------

                              Security Agreement

                        [See document attached hereto]

                              SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "AGREEMENT"), dated as of _______________, 1999, is made by ECHOPASS CORPORATION, a Utah corporation with principal offices at 808 East Utah Valley Drive, American Fork, Utah 84003 ("GRANTOR"), in favor of SENTO CORPORATION, a Utah corporation with principal offices at 808 East Utah Valley Drive, American Fork, Utah 84003 ("LENDER").


                                  BACKGROUND

         WHEREAS, pursuant to that certain Contribution Agreement between Grantor and Lender and dated as of November 17, 1999 (the "CONTRIBUTION AGREEMENT"), Lender has contributed the Tangible Assets (as defined in the Contribution Agreement) (the "CONTRIBUTION") to Grantor in return for that certain promissory note dated of even date herewith (the "NOTE") in the original principal amount of _______________________ DOLLARS ($_________) and Grantor has executed and delivered to Lender the Note.

         WHEREAS, as an inducement to Lender to make the Contribution and as a condition of Lender making the Contribution, Grantor has agreed to enter into this Agreement for the purpose of securing its full and complete performance under the Note.

         WHEREAS, Grantor is willing to give and grant to Lender a security interest in the Collateral (as defined below) as herein provided.


                                   AGREEMENT

         NOW, THEREFORE, in consideration of the Background and in order to induce Lender to make the Contribution, Grantor hereby agrees with Lender, as follows:

         1. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

         "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement, preferential arrangement or charge of any kind or nature whatsoever, whether voluntary, involuntary or by operation of law.

         "PROCEEDS" means "proceeds," as such term is defined in
Section 9-306(1) of the UCC and products.

         "SECURED OBLIGATIONS" means all of Grantor's obligations under (i) the Note, (ii) this Agreement, (iii) the Contribution Agreement, (iv) that certain Services Agreement, dated of even date herewith, between Grantor and Lender (the "SERVICES AGREEMENT") and/or (v) that certain Facilities and Services Agreement, dated of even date herewith, between Grantor and Lender (the "FACILITIES AGREEMENT"), as the Note, this Agreement, the Contribution Agreement, the Services Agreement and the Facilities Agreement have been or may in the future be amended, modified or supplemented, including, but not limited to, the obligations to perform and observe all covenants and conditions contained in the Note, this Agreement, the Contribution Agreement, the Services

Agreement and the Facilities Agreement, and to indemnify Lender for certain liabilities herein provided.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Utah; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Utah, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         2. GRANT OF SECURITY INTEREST. As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Secured Obligations, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, and hereby grants to Lender a security interest in, all of Grantor's right, title and interest in and to the items described on SCHEDULE I, attached hereto and made a part hereof (the "COLLATERAL").

         3. REPRESENTATION AND WARRANTIES. Grantor hereby represents and warrants to Lender, which representations and warranties shall survive until all the Secured Obligations are satisfied in full, as follows:

         (a) Grantor is the sole owner of each item of the Collateral in which a security interest is granted hereunder, having good title thereto, free and clear of any and all Liens except for the security interest granted to Lender pursuant to this Agreement.

         (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed by Grantor in favor of Lender pursuant to this Agreement, and (ii) those for which a valid release has been executed and filed with the appropriate public office.

         (c) Appropriate financing statements having been filed in the jurisdictions listed on SCHEDULE II hereto, this Agreement is effective to create a valid and continuing security interest in the Collateral prior to all other Liens. All actions necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken. If, after the date hereof, additional filings are required to create a valid and continuing security interest in the Collateral prior to all other Liens, Grantor shall promptly notify Lender, submit an appropriate amendment to
SCHEDULE II hereto and file all such financing statements.

         (d) No consent or approval of any person or entity, including, without limitation, any debt or equity holder of Grantor, or of any public authority, is necessary for the valid execution, delivery and performance of this Agreement by Grantor, or any document or instrument executed in connection herewith.

         4. COVENANTS. Grantor covenants and agrees with Lender that from and after the date of this Agreement and until the Secured Obligations are fully satisfied:

         (a) FURTHER DOCUMENTATION. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted. Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law.

         (b) MAINTENANCE OF RECORDS. Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. For Lender's further security, Grantor agrees that Lender shall have a special property interest in all of Grantor's books and records pertaining to the Collateral and, if an Event of Default shall have occurred and be continuing, Grantor shall deliver and turn over any such books and records to Lender or to its representatives at any time on demand of Lender.

         (c) COMPLIANCE WITH LAWS, ETC. Grantor will comply, in all material respects, with all federal, state and local laws, regulations and statutes applicable to the Collateral or any part thereof or to the operation of Grantor's business.

         (d) PAYMENT OF OBLIGATIONS. Grantor shall pay all liabilities and obligations of Grantor promptly when due in accordance with their terms, and pay and discharge promptly when due all taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits or in respect of its properties before the same shall become delinquent or in default; provided, however, that Grantor shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy, or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and so long as such proceedings do not result in a risk of loss to Lender of any Collateral. Grantor agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         (e) LIMITATION ON LIENS ON COLLATERAL. Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, and will defend the right, title and interest of Lender in and to any of Grantor's rights to or under the Collateral and to the Proceeds thereof against the claims and demands of all persons whomsoever.

         (f) LIMITATIONS ON DISPOSITION. Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as expressly permitted under this Agreement.

         (g) FURTHER IDENTIFICATION OF COLLATERAL. Grantor will, if so requested by Lender, furnish to Lender, as often as Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

         (h) NOTICES. Grantor will advise Lender promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or in the security interests created hereunder.

         (i) RIGHT OF INSPECTION. Lender shall, at any reasonable time and from time to time upon reasonable prior notice to Grantor (it being agreed that Lender will use its best efforts to give at least 5 business days' prior notice unless an Event of Default shall have occurred and be continuing, in which case no prior notice is necessary), have full and free access to all the books and records and correspondence of Grantor, and Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and Grantor agrees to render to Lender, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Lender and its representatives shall at all times also have the right to enter into and upon any premises belonging to, or under the control of, Grantor where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein, after giving any appropriate notice as required above.

         (j) INSURANCE. Grantor shall maintain insurance at all times with respect to the Collateral (including all risk-extended coverage) against the risks of fire, theft and such other risks, including, without limitation, liability, errors and omissions and business interruption, as Lender may require, containing such terms, in such form and amounts, for such periods and written by such companies as are acceptable to Lender in its reasonable discretion. All such policies of insurance shall name Lender for the benefit of the Lender as lender/loss payee and shall provide for not less than thirty
(30) days' prior written notice to Lender of intended cancellation or reduction in coverage. Upon request of Lender, Grantor shall furnish Lender with certificates or other evidence satisfactory to Lender of compliance with the foregoing insurance provisions. Lender shall have the right (but shall be under no obligation) to pay any of the premiums on such insurance and all such payments made by Lender shall become part of the Secured Obligations and be considered an advance at the highest rate of interest provided for in the Note. Grantor expressly authorizes its insurance carriers to pay proceeds of all insurance policies covering all or any part of the Collateral directly to Lender. Grantor shall furnish Lender with receipt or other proofs of payment of insurance on or before the due date.

         5.  LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

         (a) Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Lender's discretion, for the purpose of protecting Lender's rights and interests as established by this Agreement and for the purpose of performing any of Lender's rights upon the occurrence of an Event of Default, to take any and all appropriate action and to execute and deliver any and all documents and instruments which Lender may deem necessary or desirable to accomplish the purposes of this Agreement. Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this SECTION 5, being coupled with an interest, shall be irrevocable until the Secured Obligations are indefeasibly paid and satisfied in full.

         (b) The powers conferred on Lender hereunder are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be required to give an accounting only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

         (c) Grantor also authorizes Lender, at any time and from time to time after the occurrence and during the continuance of an Event of Default, to execute without recourse and without representation or warranty of any kind (except as to ability to convey title), in connection with the sale provided for in SECTION 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         6. PERFORMANCE BY LENDER OF GRANTOR'S OBLIGATIONS. If Grantor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance shall be added to the outstanding principal amount pursuant to the Note.

         7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events or existence of any one or more of the following conditions shall constitute an event of default ("EVENT OF DEFAULT") under this
Agreement:

         (a) Grantor shall fail to pay any principal on the Note when due, or interest thereon or shall fail to observe or perform any other term, condition or covenant of this Agreement and such default continues for a period of 10 days after written notice thereof to Grantor; or

         (b) There shall occur a material default or a defined Event of Default under the Note, this Agreement, the Contribution Agreement, the Services Agreement, or the Facilities Agreement and such default or Event of Default is not cured within any applicable cure period.

         8.  REMEDIES, RIGHTS AFTER EVENT OF DEFAULT.

         (a) After the occurrence and during the continuance of an Event of Default, Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement, all rights and remedies of a secured party under the UCC. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in
SECTION 8(d) hereof, Grantor remaining liable for any deficiency remaining unpaid after such application. Lender shall be required to account for any surplus, if any, to Grantor only after applying such net proceeds as set forth in SECTION 8(d) and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral. Grantor agrees that Lender need not give more than 10 days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

         (b) Grantor also agrees to pay all costs of Lender, including, without limitation, attorneys' fees and expenses, incurred in connection with the enforcement of any of its rights and remedies hereunder.

         (c) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

         (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender in the following order of priorities:

         First, to the payment of the reasonable costs and expenses of such sale, including, without limitation, all reasonable expenses of Lender and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by Lender in connection therewith or pursuant to SECTION 6 hereof;

         Next, to Lender, for the payment in full of the Secured Obligations in accordance with the terms of the Note; and

         Finally, after payment in full of all the Secured Obligations, to Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         9. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of Grantor, Lender shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

         10. NOTICES. All notices and other communications provided for hereunder shall be made in accordance with the Section 4I of the Contribution Agreement (except that references to Contributor and Contributee shall be deemed to be references to Lender and Grantor, respectively).

         11. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

         12. MISCELLANEOUS. No failure on the part of Lender to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or future exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law, or any other agreement or instrument executed by Grantor or Lender. This Agreement and all obligations of Grantor hereunder shall be binding upon the heirs, successors and assigns of Grantor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its respective successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of Utah. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. The section titles and headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. This Agreement, together with the Note, the Contribution Agreement, the Services Agreement and the Facilities Agreement Sublease constitutes, on and as of the date hereof, the entire agreement of Grantor and Lender with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between Lender and Grantor with respect to such subject matter are hereby superseded in their entireties.

                 (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, Grantor has executed and delivered this Agreement as of the date first above written.


                                       "GRANTOR"

                                       ECHOPASS CORPORATION
                                       a Utah corporation

                                       By:
                                          --------------------------------
                                       Its:
                                           -------------------------------


Accepted and acknowledged by:

"LENDER"

SENTO CORPORATION
a Utah corporation

By:
   --------------------------------
Its:
    -------------------------------

                                  SCHEDULE I
                                      TO
                              SECURITY AGREEMENT

                        ------------------------------

                                THE COLLATERAL

         (a) The Technology;

         (b) All rights of action on account of past, present and future unauthorized use or infringement of all or any portion of the Technology;

         (c) All customer lists, trade secrets, business records, license rights, and agreements, whether Grantor is a licensor or licensee, license fees, royalties, advertising materials, operating manuals, methods, processes, know-how, sales literature, drawings, specifications, descriptions, name plates, catalogs, supplier contracts, confidential information, consulting agreements, engineering contracts, and all assets associated with the Technology;

         (d) All income, royalties, damages, and payments relating to the Technology, now or hereafter due and/or payable, including, without limitation, damages and payments for past or future infringement of any rights conveyed hereunder;

         (e) All foreign rights corresponding to the above described rights, including, without limitation, those available by treaty and reciprocity;

         (f) All trademarks, service marks, trade names, trademark applications, trademark registrations, rights analogous to trademark and service mark rights, and like protection, including without limitation, renewals, divisions and extensions thereof, now existing or hereafter arising, created or acquired by Grantor (the "TRADEMARKS");

         (g) The entire goodwill of the business of Grantor connected with and symbolized by the Trademarks and other intangibles of Grantor, including without limitation the Technology;

         (h) The Tangible Assets; and

         (i) to the extent not otherwise included, all Proceeds, both cash and noncash, of the foregoing items of Collateral.

                                  SCHEDULE II
                                      TO
                              SECURITY AGREEMENT

                        ------------------------------

        JURISDICTIONS WHERE UCC-1 FINANCING STATEMENTS HAVE BEEN FILED

     Utah Department of Commerce, Division of Corporations and Commercial Code

                                    EXHIBIT G
                                       TO
                             CONTRIBUTION AGREEMENT

            --------------------------------------------------------

                                 Alliant Opinion

                         [See document attached hereto]

                                   [LETTERHEAD]


September 28, 1999

Board of Directors
Sento Corporation
808 East Utah Valley Drive
American Fork, Utah 84003


         You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Sento Corporation ("Sento" or the "Company") of the proposed contribution of assets by Sento (Technology and Tangible Assets of the Sento Call Center) to EchoPass Corporation ("EchoPass") in exchange for 4,000,000 Series "A" preferred shares of EchoPass and a promissory note for approximately $1,100,000. The proposed contribution of assets and associated Transaction events (the "Transaction") are more fully detailed in the Contribution Agreement between Sento Corporation and EchoPass, Inc. dated ________ 1999.

         For purposes of the opinion set forth herein, we have:

       (i) reviewed certain publicly available financial statements and other information of the Company and EchoPass, respectively;

       (ii) reviewed certain internal financial statements and other financial and operating data concerning Sento and EchoPass prepared by the management of the Company;

       (iii) analyzed certain financial projections for both Sento and EchoPass prepared by the management of the Company;

       (iv) discussed the past and current operations, financial condition, and the prospects of Sento and EchoPass with senior executives of the Company, some of whom plan to become senior executives of EchoPass;

       (v) discussed with senior executives of the Company and individuals knowledgeable about Sento in the financial community regarding the past efforts in financing Sento and the efforts to finance the portion of the business within Sento which will constitute EchoPass, as well as projections for financing EchoPass as a stand alone business;

       (vi) discussed the proposed Transaction with a senior executive at Genesys Telecommunications Laboratories ("Genesys"), a proposed party to the series of Transactions contemplated by the Contribution Agreement;

       (vii) discussed the past and current operations, financial condition, and the prospects of the business within Sento which will constitute the business of EchoPass with senior executives of the Company;

Board of Directors                                                     Page 2
Sento Corporation                                          September 28, 1999

       (viii) discussed with the senior management of Sento the strategic objectives of the Transaction and their estimates of the synergies, cost savings and other benefits expected to result from the Transaction as well as the expected costs and risks associated with the proposed Transaction;

       (ix) reviewed the reported prices and trading activity for the Company's common stock;

       (x) compared the financial performance of Sento (and the portion of Sento that will constitute EchoPass) with that of certain other comparable publicly-traded companies and the prices paid for securities in those publicly traded companies;

       (xi) reviewed the financial terms, to the extent publicly available, of certain acquisition and merger Transactions of companies comparable to Sento and EchoPass;

       (xii) reviewed the financial terms, to the extent publicly available, of certain venture capital equity investments in companies comparable to EchoPass;

       (xiii) discussed the proposed Transaction with senior managers of the Company and their legal advisors;

       (xiv) reviewed the Contribution Agreement and certain related documents; and

       (xv) performed such other analyses and considered such other factors as we have deemed appropriate.


         We have assumed and relied upon, without independent verification, the accuracy and completeness of the information provided to us for the purposes of this opinion. With respect to the financial projections of Sento and EchoPass and the estimates of the synergies, costs and benefits expected to result from the Transaction, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgements of the future financial performance of Sento and EchoPass. As Sento's management is aware, we have had limited access to internal financial or other operating data regarding Sento and EchoPass. Therefore the financial and other information regarding the Company and EchoPass reviewed by Alliant Partners in connection with the rendering of this opinion was limited to information provided by Sento's management and to certain discussions with Sento's senior management regarding the Company's financial condition and prospects, the strategic objectives of the Transaction and management's estimates of the synergies, costs and benefits expected to result from the Transaction. In addition, we have assumed that the Transaction will be consummated in accordance with the terms set forth in the Contribution Agreement, including, among other things, that the Transaction will be accounted for as an equity investment in accordance with U.S. General Accepted Accounting Principles. We have also assumed the correctness of the representations by Sento's management that obtaining the required financing for EchoPass as a part of Sento, with adequate timeliness, is not a practical alternative. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals, and we have relied upon the representation of the Company as to the book value of the tangible assets to be contributed and to the value of the proposed software license contributed by Genesys for Series "A" preferred shares in EchoPass. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

Board of Directors                                                     Page 3
Sento Corporation                                          September 28, 1999

Our opinion addresses only the fairness of the Transaction, from a financial point of view to the shareholders of the Company, and we do not express any views on any other terms of the Transaction. Specifically, our opinion does not address the Company's underlying business decision to effect the Transaction contemplated by the Contribution Agreement.

         It is understood that this letter is for the information of the Board of Directors of Sento, except that this opinion may be included in its entirety in any filing made by the Company with the Securities and Exchange Commission with respect to the Transaction.

         Based upon and subject to the foregoing, and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof and pursuant to the Contribution Agreement, the asset contribution to be made by Sento to EchoPass is fair, from a financial point of view, to the shareholders of the Company.



Very truly yours,

/s/ Alliant Partners

Alliant Partners

                                 APPENDIX C

-------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-KSB

[x] Annual report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended March 31, 1999 or

[ ] Transition report under Section 13 or 15(d) of the Securities Exchange Act of 1934.

                                SENTO CORPORATION
                     ---------------------------------------
                 (Name of small business issuer in its charter)


          UTAH                      000-06425                87-0284979
  ---------------------      -----------------------     -------------------
     (State or other          (Commission File No.)         (IRS Employer
      jurisdiction                                       Identification No.)
    of incorporation)


                           808 EAST UTAH VALLEY DRIVE
                            AMERICAN FORK, UTAH 84003
                     ---------------------------------------

          (Address of principal executive offices, including zip code)

         Issuer's telephone number, including area code: (801) 492-2000

         Securities registered under Section 12(b) of the Exchange Act:

                                      NONE

         Securities registered under Section 12(g) of the Exchange Act:

                          Common Stock, $.25 par value

     Check whether the Issuer (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Check if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-B contained herein, and no disclosure will be contained, to the best of the Issuer's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

     State Issuer's revenues for its most recent fiscal year: $21,225,230

     The aggregate market value of the Common Stock held by non-affiliates of the issuer, based upon the closing sale price of the Common Stock reported by the NASDAQ SmallCap Market on June 11, 1999, was approximately $8,342,687.

     The number of shares of Common Stock outstanding as of June 11, 1999 was 7,078,546.

                       DOCUMENTS INCORPORATED BY REFERENCE

     Portions of the Issuer's definitive proxy statement relating to its Annual Meeting of Shareholders scheduled for September 23, 1999 are incorporated by reference in Part III of this report.

     Transitional Small Business Disclosure Format (check one): Yes [ ] No [X]

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
PART I.........................................................................1

Item 1.     Business...........................................................1

Item 2.     Description of Property............................................7

Item 3.     Legal Proceedings..................................................7

Item 4.     Submission of Matters to a Vote of Security Holders................8

PART II........................................................................9
Item 5.     Market for Registrant's Common Equity
            and Related Shareholder Matters....................................9

Item 6.     Management's Discussion and Analysis of Financial Condition
            and Results of Operations..........................................9

            Results of Operations.............................................10

            Liquidity and Capital Resources...................................12

            Year 2000.........................................................13

Certain Factors That May Affect Future Performance............................14

Item 7.     FINANCIAL STATEMENTS..............................................17

Item 8.     CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
            ON ACCOUNTING AND FINANCIAL DISCLOSURE............................17

PART III......................................................................18
Items 9, 10, 11 and 12........................................................18

Item 13.    Exhibits and Reports on Form 8-K..................................18

SIGNATURES....................................................................19

FINANCIAL STATEMENTS.........................................................F-1

                                       i

THE STATEMENTS CONTAINED IN THIS ANNUAL REPORT ON FORM 10-KSB THAT ARE NOT PURELY HISTORICAL ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL FORWARD-LOOKING STATEMENTS INVOLVE VARIOUS RISKS AND UNCERTAINTIES. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT INCLUDE STATEMENTS REGARDING THE COMPANY'S PLANS TO DEVELOP AND DELIVER INTEGRATED INFORMATION TECHNOLOGY SERVICES, ACQUISITION PLANS, MARKET OPPORTUNITIES AND ACCEPTANCE, EXPECTATIONS, GOALS, REVENUES, FINANCIAL PERFORMANCE, STRATEGIES, MISSION AND INTENTIONS FOR THE FUTURE. SUCH FORWARD-LOOKING STATEMENTS ARE INCLUDED UNDER ITEM 1. "BUSINESS," ITEM 2. "PROPERTIES" AND ITEM 6. "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS." ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS REPORT ARE MADE AS OF THE DATE HEREOF, BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF SUCH DATE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT. IT IS IMPORTANT TO NOTE THAT SUCH STATEMENTS MAY NOT PROVE TO BE ACCURATE AND THAT THE COMPANY'S ACTUAL RESULTS AND FUTURE EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS ARE THOSE DESCRIBED UNDER ITEM 6. "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - CERTAIN FACTORS THAT MAY AFFECT FUTURE PERFORMANCE." ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO THE COMPANY OR PERSONS ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THIS SECTION AND OTHER FACTORS INCLUDED ELSEWHERE IN THIS REPORT.

PART I

ITEM 1.   BUSINESS.

OVERVIEW

          Sento Corporation ("Sento" or the "Company") provides IT services to organizations of all sizes that use or develop applications for Windows NT, UNIX and Internet/Intranet-based client-server computing environments. Such services consist primarily of the following:

-    providing outsourced technical support and help-desk functions;
-    consulting in computer telephony integration (`CTI") technology; and
- assessing and training in-house IT staff both on-site and through distance learning, including computer based training methods ("CBT").

          The Company was formed in 1986 as Spire Technologies, Inc. and marketed high-end third party hardware and software products as a value added reseller ("VAR"). In 1996, the Company completed a share exchange with an existing public company. In November 1996, the Company's Common Stock, $.25 par value (the "Common Stock") was registered on the Nasdaq Stock Market (Small Cap Market) (Symbol: SNTO). In 1998, the Company changed its name to Sento Corporation.

          In 1997 and 1998, the Company undertook a strategic transition to focus its efforts on IT training, consulting and technical support. In 1998 the Company constructed a call center facility which facility is now operational and is anticipated to be fully staffed (300 personnel) during the 2000 fiscal year. The Company sold certain operations, comprising part of its VAR business, in March 1999 and may sell other parts of this business as discussed elsewhere herein.

BACKGROUND

          Historically, Sento operations consisted almost entirely of a VAR business oriented to purchasers of high-end third-party hardware and software products. The Company generated revenues almost exclusively from sales and distribution of third-party hardware and software products. In 1997, the Company began a strategic transition using its technical core competencies to offer IT outsourcing services such as help desk, systems and network consulting and IT training ("outsourcing" refers to the transfer of IT product and service responsibility from internal personnel to external providers). Management believes these new service offerings will contribute greater operating margins than distributing third-party products. The Company divested some of its VAR business in March 1999 and anticipates that it may divest itself of the remainder of its VAR business during the 2000 fiscal year. The Company has also refocused its training activities from classroom style to corporate custom and distance learning/CBT.

          The Company's marketing efforts focus on middle market companies ranging from $50 million to $500 million in annual revenues as well as divisions/departments of Fortune 500 companies. Sento sells and delivers its services through two IT service offices located in American Fork, Utah, and Sydney, Australia. Sento's call center is located in the American Fork, Utah facility.

          During the year ended March 31, 1998, Sento expanded its service offerings and geographic range through the acquisitions of Australian Software Innovations Pty. Ltd. ("ASI") in Sydney, Australia (now known as Sento Australia Pty. Ltd.), and Astron Incorporated in Orem, Utah.

THE INDUSTRY

          The IT industry encompasses a broad spectrum of technology and services used in the processing, distribution and management of information. This spectrum includes (i) a user's desktop information system, consisting principally of computer hardware, software and associated training, (ii) back office services, including existing and future IT systems infrastructure, and
(iii) organizational management of IT systems (including Internet and Intranet) and requirements.

          Sento believes most organizations face a rapidly changing, highly competitive environment where improved utilization of IT products and services can be a significant factor in improving products and services, lowering costs, increasing customer satisfaction and building competitive advantages. Many top executives and managers recognize the importance of information technology in their organizations and the potential benefits of improved IT utilization. At the same time, the rapid technological change and migration required to achieve those benefits create tremendous pressure on organizations and their management. As the pace of technological change accelerates, the organization's ability to evaluate, integrate, deploy and leverage IT systems is becoming a critical competitive issue. In particular, internal IT departments are frequently challenged to use limited time and resources (both financial and human) to stay abreast of rapid technological change while maintaining the operations of existing IT systems without incurring significant technological or operational risks.

          The challenge of maintaining an organization's focus on core business areas while attempting to monitor and benefit from rapid IT development has prompted many organizations to seek professional IT training, consulting and technical services from external providers. Growing product complexity, shorter product life cycles and an increasing number of products and multi-vendor computer and network configurations have increased the demand for technical support services. At the same time, software publishers, hardware manufacturers, online service providers and other organizations are finding it increasingly difficult and expensive to service all their needs in-house. Technical support is especially challenging to undertake as a non-core function because of the need for ongoing capital investment in specialized equipment, the technical workforce management challenge and the inherent need for scale. As a result, "outsourcing," or the transfer of IT product and service responsibility from internal personnel to external providers, is rapidly gaining favor among many organizations.

          The Company believes that the principal factors motivating organizations to pursue outsourced IT services are the desire to provide improved customer service, an effort to focus internal organizational resources on the organization's core competencies, the necessity of enhancing IT effectiveness and the benefit of supplementing internal IT resources. Sento believes most organizations that use information technology, whether in their core business or to facilitate non-IT business operations, are currently outsourcing or will, in the future, outsource some or all of their IT needs.

BUSINESS STRATEGY

          Sento's business strategy is to develop and provide integrated IT solutions that enable its customers to effectively use leading-edge technology to improve their business operations and results. The Company believes it can pursue its business strategy by implementing the following strategic initiatives:

          DEVELOP AND MARKET LEADING-EDGE INTEGRATED IT SOLUTIONS. The Company offers its clients broad IT solutions utilizing its consulting, training and technical support skills and experience. Through the various phases of customer IT needs, the Company provides:

-    capacity planning, design and implementation;
-    systems monitoring and tuning;
-    customized and general system and application training; and
-    ongoing comprehensive product support and help desk services.

The Company seeks to identify the IT requirements and objectives of its customers, then deliver an integrated package of leading edge technology and services that enables customers to improve business processes and operating results.

          INTERNAL GROWTH AND ACQUISITIONS. Sento intends to expand its operations by opening or acquiring additional call centers and consulting and training offices in strategic locations in the U.S. and foreign countries. Management believes that if the Company successfully identifies and consummates acquisitions of additional offices, then it will enhance its ability to offer its multinational clients a comprehensive package of integrated IT services. In addition to geographic expansion, the Company will seek to identify and acquire companies that provide complementary consulting and training services, and, as a result, extend the breadth of its service offerings.

          ATTRACT AND RETAIN HIGHLY SKILLED IT PROFESSIONALS. The Company's success depends on its ability to attract, train, motivate and retain highly skilled IT professionals. Management believes that the Company's three-pronged service approach (technical support, consulting and training) provides an excellent career path filled with significant opportunities across the spectrum of IT experience, from entry level positions through highly skilled IT consultants. Sento's help desk and technical support centers will offer both entry level employees and seasoned professionals the prospect of training to enhance their abilities while serving customers in a broad range of IT areas. The Company also offers its professionals the prospect for rapid advancement and expert personal training, as employees can move from one career step to another while remaining within the Company. Sento provides its employees the chance to work with leading-edge technologies in a stimulating, flexible, entrepreneurial environment with continuous technical training.

          CAPITALIZE ON EXISTING RESOURCES AND RELATIONSHIPS. Over the past ten years Sento has assisted its customers in the design and implementation of complex hardware and software solutions in heterogeneous operating systems environments. Sento's consultants and help desk professionals have been at the forefront of assisting clients to migrate from legacy (mainframe) systems to the more versatile server and Internet solutions offered by state-of-the-art manufacturers and software vendors. The Company's need for its consultants to have a knowledge base in both legacy operating systems and the heterogeneous operating systems of the client/server environment has created a large pool of experienced and well-trained consultants. The Company's active customer base includes over 2,500 customer sites around the world and includes many major multinational corporations. The Company will use its large and active customer base to expand sales of new training, consulting and technical support service offerings. The Company has completed its construction of a state-of-the-art technical support center in American Fork, Utah and will use that call center to augment its present help desk business.

SERVICES

          The Company's integrated IT solutions are designed to enable its customers to effectively use leading-edge technology to improve their business processes and operating results. Sento delivers IT services in three broad categories: training, consulting and technical support services.

          IT TECHNICAL SUPPORT. Sento offers a broad range of IT outsourcing services consisting principally of call center, helpdesk and product support services. Sento uses advanced systems, including client-server-based database and reporting systems, Internet, LAN and multi-user systems and Computer-

Telephony Integration ("CTI"), Integrated Voice Response ("IVR") and Integrated Fax Retrieval ("IFR") technologies, to provide timely technical support to its customers, enabling those customers to focus increased attention on their core business operations.

          HELPDESK. Helpdesk services are provided by vendor-certified professionals acting on behalf of a customer to provide end users and IT staffs with a knowledgeable resource to address questions and problems involving applications, integrated desktop, network support or customized areas of need. Helpdesk personnel provide flexible services of a moderately technical nature that can be easily scaled to meet a customer's changing technical support requirements. Utilizing Sento personnel, customers can develop a program that meets their requirements, then implement the program rapidly as a complete helpdesk solution or as a supplement to the customer's on-site facility. In addition, Sento can dispatch trained engineers to customer or end-user locations when necessary to provide on-site solutions.

          PRODUCT SUPPORT. Product support services are targeted towards original equipment manufacturers ("OEMs"), software publishers, hardware system manufacturers and other organizations requiring high-quality technical services. These services, which are more technical in nature than helpdesk or call center services, are designed to provide customers with immediate and efficient access to "best-of-class" product support. Sento delivers comprehensive first-level support to end users and manufacturers, combining hardware and network support with application support for proprietary and off-the-shelf programs.

          IT TRAINING. Sento provides instructor-led training in seminar, customized corporate and multimedia settings. Sento's objective is to provide high-quality IT training designed to incorporate leading delivery systems, measurement tools and training practices. Sento currently offers training and related certification services to IT professionals, including Microsoft Certified Systems Engineer ("MCSE"), Certified NetWare Engineer ("CNE"), Certified Winframe Administrator ("CWA"), Internet and networking technologies. Sento instructors combine their presentation skills with technical information and years of practical, real-world experience and examples. Instructors are certified in their area of instruction, with many having multiple certifications (such as MCSE, MCP, CNE, and/or CWA) to their credit. In addition, Sento offers training for QuickBooks customers. These courses provide tips, configurations, tweaks and solutions required to address obstacles faced by business and accounting professionals. Students are provided instruction in the use of solutions to maximize their productivity. Sento provides its training and applications through various settings including seminar, customized corporate and multimedia including video and computer based training via Internet and CD-ROM.

          VAR BUSINESS. Sento sells, designs, installs and integrates computer solutions comprised of hardware, software and technical services. These products and services include: mail and messaging solutions, systems design, Windows NT migration services, network design and implementation, data and systems management, Internet connectivity and security, remote network connections and virtual private networks ("VPN"), software solutions such as office automation and imaging to performance enhancement tools. Sento is a Channel Partner with Compaq Computer Corporation and an authorized reseller for companies including CISCO and Microsoft. In March 1999, the Company sold certain assets and operations, comprising a portion of its VAR business. The Company anticipates that it will divest itself of the remainder of its VAR business during the 2000 fiscal year.

          INTERNATIONAL OPERATIONS. In July 1997, the Company acquired substantially all of the assets of Australian Software Innovations (Services) Pty. Ltd. ("ASI"), including the OpenAviator suite of UNIX-based management and performance monitoring utilities. Shortly thereafter, Sento sold the OpenAviator product suite to BMC Software, Inc. ("BMC") and agreed to provide related product support services during a transition period which expired on December 31, 1998. Sento contributed the remainder of the ASI assets to Sento Australia, Pty. Ltd., a wholly-owned subsidiary of the Company ("Sento Australia"), which acts as a reseller for BMC's Patrol product line. These software sales are complemented by professional consultancy and integration, performance tuning education, and customized configuration and development services.

ACQUISITIONS AND DIVESTITURES

          In October 1998, the Company acquired equipment and intellectual property from Functional Software, Pty., Ltd. ("Functional Software") in exchange for $450,000 in cash and approximately 130,000 shares of Common Stock. Functional Software is the developer of COSMOS, a system management framework technology for UNIX and Windows NT computer systems. Subsequent to the acquisition, the Company determined that the level of revenues reasonably anticipated to be generated from the operation of the Functional Software assets would be substantially lower than anticipated at the time of the acquisition. The Company also determined that the anticipated expenses of the acquired business would be higher than anticipated at the time of acquisition. The Company has, as of March 31, 1999, entered into an agreement with the successor-in-interest to Functional Software, whereby the Company sold all of the equipment and intellectual property acquired from Functional Software in exchange for the return to the Company of 100,000 shares of Common Stock.

          In August 1998, Sento Training Corporation ("Sento Training") acquired the marketing rights to certain IT training courses from Educational Systems, Inc. ("ESI") for $100,000 cash and an agreement to pay future royalties of not less than $500,000 and not more than $1,400,000 (in cash and shares of Common Stock) over a 33-month period. Effective April 1, 1999, the Company began withholding royalty payments, based upon the Company's working capital position and disagreements with the principals of ESI regarding certain representations and obligations contained in the acquisition agreement. The Company believes that on June 9, 1999 ESI filed suit against Sento Training in the Fourth Judicial District Court of Utah County, State of Utah, requesting payment of amounts allegedly payable under the ESI acquisition agreement, an accounting and reconciliation of amounts payable under the agreement and damages based on alleged misrepresentations and interference with economic relations. As of the date of this Report, the Company has not been served with papers filed by ESI.

          During the year ended March 31, 1999, the Company also sold certain assets acquired in a series of transactions during the year ended March 31, 1998. These transactions consisted of (a) the sale of all of the stock of Sento UK Limited (acquired in October 1997 for 31,750 shares of Common Stock) in exchange for the return of 43,750 shares of Common Stock issued to the principal and certain employees of Sento UK Limited and an agreement to pay the Company a royalty equal to two percent of net revenues generated by Sento UK Limited during the five-year period commencing April 1, 1999; (b) the sale of all of the assets of Sento's east coast division (acquired in July 1997 from CDG Technologies, Inc. for 60,000 shares of Common Stock) in exchange for the payment of cash in an amount equal to $135,000 (paid over a three-year period) and a royalty based upon net revenues of the divested operations over the three-year period, provided that the entire purchase price will be reduced to $100,000 if paid in full prior to January 1, 2001;
(c) the sale of 67% of the stock of Dewpoint Distributed Solutions, Inc. ("Dewpoint") (representing the Company's entire ownership of the stock of Dewpoint) in exchange for cash in the amount of $5,000 and the delivery of promissory notes in the original principal amount of $333,336, secured by a pledge of all of the Dewpoint shares transferred by the Company and bearing interest at the rate of six percent (6%) per annum; and (d) the sale of all of the assets of Sento's west coast division (acquired in October 1997 from PC Business Solutions, Inc. for 250,000 shares of Common Stock) in exchange for a promissory note in the original principal amount of $250,000, secured by a pledge of 100,000 shares of Common Stock and bearing interest at the rate of seven and one-half percent (7.5%) per annum.

COMPETITION

          The IT industry is highly competitive, global in scope and comprised of myriad enterprises and individuals. Methods of competition within the industry include, but are not limited to, marketing, product performance, price, product differentiation, service, technology and compliance with industry standards. The Company anticipates that present and potential competition in the various markets it serves will come from enterprises and individuals of various types, many of which are larger and have greater resources than those of the Company. Firms not now in direct competition with the Company may introduce competing products in the future.
It is possible for companies to be at various times competitors, customers and collaborators in different markets. Management believes that its efforts to implement the Company's strategy of delivering integrated IT solutions, if successfully implemented, may constitute a competitive advantage.

          As the Company has completed its transition to the delivery of outsourced IT services, it has encountered a new range of competitors within each of the training, consulting and technical services industry segments. Each of the three industry segments exhibits unique characteristics and is rapidly growing and highly competitive. In the IT training industry, among other competitors, Sento faces competition from large hardware and software vendors, as well as many independent international, national, regional and local training companies. Sento's principal competitors in IT consulting include software vendors, consulting divisions of large international accounting and consulting firms and independent international, national, regional and local training companies. In the IT technical support industry, Sento also faces significant and diverse competition from a broad spectrum of international, national, regional and local enterprises.

          Sento's competitors include major sole source IT services companies such as Anderson Consulting, Computer Sciences Corp., Electronic Data Systems, and IBM which provide full "turnkey" solutions to their large customers, as well as the following national and worldwide services companies, among others, who compete in one or more of the three market segments in which Sento competes:


COMPANY                   SYMBOL     FY END     TTM REV ($MIL)  MARKET SEGMENT*
-------                   ------     ------     --------------  --------------
Keane Consulting          KEA        Dec        1,076            C, T, TS
Aris Corporation          ARSC       Dec        115              C, T
Sykes International       SYKE       Dec        469              C, TS
CBT                       CBTSY      Dec        162              T
Learning Tree Intnl       LTRE       Sep        187              T
A Consulting Team         TACX       Dec        49               C, T
Integrated Systems        INTS       Feb        74               C
Computer Learning         CLCX       Jan        145              T
National Tech Team        TEAM       Dec        117              TS
Teletech Holdings         TTEC       Dec        369              TS
Whittman-Hart, Inc.       WHIT       Dec        308              C
Stream                    DNY        Dec        200              TS


* C - Consulting, T - Training, TS, Technical Support

          Sento's ability to compete in its market segments will be driven by its niche approach, state-of-the-art call center technology, its core competencies in leading-edge technologies, and by servicing higher-end IT segments such as networks, TCP/IP, CTI, and systems rather than simpler products like desktop applications and games.

          Given the extensive market opportunity in the networking, Internet, and CTI systems operating environments, management believes that Sento's strategy of providing the "best of breed" services in the technically high end market niche will provide it with competitive positioning to achieve high growth and capture market share while reaching profitability objectives.

SIGNIFICANT CUSTOMERS

          No customer accounted for more than 10% of the Company's revenues for the fiscal year ended March 31, 1999. However, two customers accounted for approximately 83% of technical support revenues, and it is anticipated that less than five customers will account for more than 80% of the technical support revenues in the next fiscal year and perhaps longer. In addition, it is anticipated that technical support revenues will become the majority of the Company's revenues, and, therefore, it is anticipated that a small number of customers will account for the majority of the Company's revenues. Consistent with industry standards, the Company's contracts are generally cancelable by the customer on short-term notice. The loss of, or the failure to retain a significant amount of business with any key customer, could have a material adverse effect on the business, financial condition and results of operations of the Company.

PATENTS AND PROPRIETARY TECHNOLOGY

          The Company does not own any patents nor does it have any patent applications relating to its products. The Company has a limited number of copyrights and has obtained licenses to create derivative works relative to copyrights owned by third parties. The ownership of such derivative works vests in the licensor. The Company is also seeking tradename and trademark protection for certain of its names and marks. Accordingly, Company management does not believe that any particular patent or group of patents, copyrights, trademarks, or tradenames is of material importance to the business of the Company as a whole.

RESEARCH AND DEVELOPMENT

          The Company competes in an industry which is characterized by rapid technological change. Historically, the Company has not incurred significant expenses for research and development.

EMPLOYEES

          As of June 11, 1999, the Company had approximately 257 total employees, approximately 225 of which were full-time employees. Competition for qualified personnel in the IT industry is intense. The future success and growth of the Company will depend in large measure upon its ability to attract and retain qualified management and technical personnel. There can be no assurance that the Company will be able to attract and maintain all personnel necessary for the development and operation of its business nor that it will be able to train its current employees on new developments in technology. Failure of the Company to attract and retain key management and technical personnel and qualified personnel required to continue the Company's operations could have a material adverse impact on the Company. None of the Company's employees is represented by a labor organization with respect to their employment with the Company. The Company has never had a work stoppage, and the Company considers its employee relations satisfactory.

PROPRIETARY MARKS

          The Company utilizes many third-party products represented by registered or common law trademarks, including the following trademarks. DEC-Registered Trademark-,VMS-Registered Trademark-, OpenVMS-TM-, VAX-Registered Trademark- and Alpha-TM- are trademarks of Digital. Microsoft-Registered Trademark-, MS-DOS-Registered Trademark-, DOS-TM-, Windows-Registered Trademark-, Windows NT-Registered Trademark- and Windows 95-TM- are trademarks of Microsoft. OS/2-TM- is a trademark of IBM. Intel-Registered Trademark- is a registered trademark of Intel Corporation. This Form 10-KSB also contains trademarks of other companies.

ITEM 2.   DESCRIPTION OF PROPERTY.

          The headquarters and existing call center of the Company are located at 808 East Utah Valley Drive, American Fork, Utah. The Company leases approximately 40,000 square feet of space used for the Company's administrative, call center, technical support and training operations. The monthly base rent is $33,400, subject to adjustment during the renewal periods. Management anticipates that continued growth of the Company, if achieved, will necessitate acquisition of additional office space during fiscal year 2000. The Company also leases a 4,100 square foot facility in Sydney, Australia and a 2,600 square foot facility in Orem, Utah.

ITEM 3.   LEGAL PROCEEDINGS.

As of the date of this Report, the Company is not a party to any legal proceedings that are required to be reported under this Item. See Item 1. Business--Acquisitions and Divestitures.

ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

PART II

ITEM 5.   MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS.

          The Company's Common Stock, par value $.25 (the "Common Stock"), is listed and traded under the symbol "SNTO" on the Nasdaq Small Cap Market maintained by the National Association of Securities Dealers (the "NASD"). The following table sets forth the range of high and low closing prices for the Common Stock in the over-the-counter market for the periods indicated, as reported by the NASD. The over-the-counter market quotations represent prices in the market between dealers in securities; they do not include retail markup, markdown or commissions, and do not necessarily represent actual transactions.



                                                  ------------------------------
          QUARTER ENDED                            HIGH         LOW
                                                  ----------   -----------------
            March 31, 1999 ................        $2.625       $1.375
            December 31, 1998 .............        $4.000       $2.250
            September 30, 1998 ............        $4.750       $3.500
            June 30, 1998 .................        $5.125       $3.750

            March 31, 1998 ................        $4.500       $3.875
            December 31, 1997 .............        $4.750       $4.063
            September 30, 1997 ............        $5.500       $4.250
            June 30, 1997 .................        $5.375       $3.875

     The Company did not pay or declare dividends on the Common Stock during the periods ended March 31, 1999 and 1998. The Company currently anticipates that it will retain all available funds to finance its future growth and business expansion. The Company does not presently intend to pay cash dividends in the foreseeable future.

          As of June 11, 1999, the Company had 7,078,546 shares of Common Stock outstanding, held by 440 shareholders of record, which does not include shareholders whose shares are held in securities position listings.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

          Sento Corporation ("Sento" or the "Company") provides integrated information technology ("IT") solutions for Windows NT, UNIX, Open VMS, Internet/Intranet, and networked computing environments. Through its wholly owned subsidiaries, Sento delivers outsourced training, consulting, technical support services and hardware and software solutions.

          Sento Training Corporation ("Sento Training") provides classroom training courses, seminar training workshops, customized corporate training programs, and multi-media presentations, all of which are designed to teach and reinforce skills required to make IT systems work effectively. Sento Consulting Corporation ("Sento Consulting") delivers customized IT consulting services intended to help Sento customers realize the benefits of advanced IT solutions in the areas of network, systems and financial information. Sento Technical Services Corporation ("Sento Technical Services") offers a range of IT outsourcing services consisting of "call center", "helpdesk", and technical support services. The Company conducts substantially all of its foreign operations through Sento Australia Pty. Ltd. based in Sydney, Australia and Sento Limited, located near London, England. DewPoint Distributed Solutions Corporation, a majority owned (67%) subsidiary (divested March 31, 1999), provided distribution, reseller, and channel management for leading software and hardware manufacturers. As discussed elsewhere in the Form 10-KSB, the Company has divested itself of some of these businesses.

RESULTS OF OPERATIONS

FISCAL 1999 COMPARED TO FISCAL 1998

          REVENUES. Revenues increased 3% or $585,385 from $20,639,845 for the fiscal year ended March 31, 1998 to $21,225,230 for the fiscal year ended March 31, 1999. These revenues were generated from the following three areas:

          Revenues from the Company's VAR business decreased 26% or $5,148,773 from $19,924,058 for fiscal year ended March 31, 1998 to $14,775,285 for the fiscal year ended March 31, 1999. This decrease is representative of the Company's strategic transition from reselling third party products to marketing the Company's own product line of IT outsourced services. In addition, two of the Company's major suppliers experienced significant market share deterioration. The Company expects that revenues from product sales and maintenance will represent a smaller percentage of the Company's revenues in the future as the Company continues to focus on its other sources of revenue. The Company divested some of this business in March 1999 and anticipates that it will divest itself of the remainder of this business during the 2000 fiscal year.

          Training revenues of $3,430,728 for the fiscal year ended March 31, 1999 were generated through Sento Training. The Company's training revenues for the fiscal year ended March 31, 1998 of $715,787, were all generated in the fourth quarter, which is when the Company entered into the training business with the acquisition of Astron Incorporated ("Astron").

          Technical Services revenues of $3,019,217 were generated through Sento Technical Services, which was created in April of 1998. The Company had no comparative technical services revenues for the year ended March 31, 1998. This revenue reflects the Company's strategic focus on providing IT services.

          COST OF SALES. Cost of sales consists primarily of salaries and employee benefits for the Company's full and part-time consultants, engineers, agents, and instructors; travel expenses relating to consulting and training activities; the costs to third party manufacturers for software and hardware products; facilities costs; and depreciation on property and equipment incurred in the production of revenues.

          Cost of sales increased 8% or $1,159,944 from $14,227,071 for the fiscal year ended March 31, 1998 to $15,387,015 for the same period in 1999. Gross profit as a percentage of revenues decreased by 3%, from 31% of revenues during the fiscal year ended March 31, 1998 to 28% of revenue for the same period in 1999. There have been general decreases in the margins allowed from manufacturers to resellers in both hardware and software products. In August 1998, the Company completed and moved into a new technical support call center. Excess capacity in the Company's new call center also contributed to lower margins.

          SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling general and administrative expenses increased 42% or $3,853,081 from $9,186,053 for the fiscal year ended March 31, 1998 to $13,039,134 for the same period in 1999. During the first nine months of fiscal 1999 the Company spent substantial amounts on selling and marketing expenses in an effort to increase training revenues that resulted in no increase in revenues and a substantial loss to Sento Training. During the fourth quarter of fiscal 1999, the Company significantly changed its focus from providing classroom training to providing custom corporate IT training, video, and training in several vertical niche markets. This change of focus has resulted in increased revenues, lower selling and marketing spending, and a visible improvement in operating results for the training division. Management intends to continue this approach and believes Sento Training's financial results will continue to improve with this strategy in place. Start-up activities associated with

Sento Technical Services and Sento Training also contributed to the large increase in general and administrative expenses during fiscal 1999.

          RESEARCH AND DEVELOPMENT EXPENSES. The increase in research and development expenses of $98,134 or 124% from $78,875 during the year ended March 31, 1998 to $177,009 for the year ended March 31, 1999 was mainly due to software development activities by the Company's Australian operations.

          AMORTIZATION OF INTANGIBLE ASSETS. The Company recorded $791,456 of amortization expense relating to intangible assets during the fiscal year ended March 31, 1999. The intangible assets being amortized are from business acquisitions completed during the 1999 fiscal year and the latter portion of the Company's fiscal year ended March 31, 1998. Therefore, amortization of intangible assets, in the amount of $214,984 was much lower in fiscal 1998 because of the short time these assets were held during that year. In addition, as discussed elsewhere in this Form 10-KSB, the Company has divested itself of some of these business and has experienced an asset impairment on the remaining business, which has resulted in no remaining intangible assets as of March 31, 1999. In future years, there will be no amortization of intangible assets relating to the above mentioned acquisitions.

          RESTRUCTURING CHARGES. The Company took measures to improve productivity in its VAR business during the three months ended December 31, 1998 when it implemented a restructuring plan that included the closing of the Company's network consulting operations in Southern California. The Company recorded a restructuring charge of $229,829, including the write-off of $202,179 of unamortized goodwill and non-compete agreements relating to the Company's network consulting operations.

          IMPAIRMENT OF ASSETS. During the fiscal year ended March 31, 1999, the Company recorded impairment of assets totaling $880,842. The impairment consists of a write-down of goodwill and non-compete agreements totaling $426,296 relating to the Company's acquisition of Astron, Inc. in January 1998 and the write-off of $454,546 of unamortized intangible marketing rights for classroom based training related to the acquisition of Educational Systems Inc. The decision to write down these assets was based on continued losses in the classroom-based training department of the Company's training division, which was acquired through the acquisition of Astron. In addition, the Company expects to incur continued losses in classroom-based training and, therefore, is focusing its continued efforts on seminar-based training and customized corporate training.

          WRITE-OFF OF IN-PROCESS RESEARCH AND DEVELOPMENT COSTS. Included as part of the acquisition of Functional Software Pty, Inc. ("Functional"), was the purchase of in-process research and development costs totaling $92,095, which where expensed at the time of acquisition.

          OTHER INCOME, NET. Other income includes the following for the years ended March 31, 1999 and 1998:


                                                                     1999           1998
                                                                     ----           ----
          Interest income                                        $   111,601    $  358,466
          Interest expense                                          (101,871)      (86,518)
          Loss on disposal of businesses                            (337,402)            -
          Gain on sale of intangible assets                          875,000     3,214,107
          Gain (loss) on disposal of property and equipment          112,496       (53,852)
          Settlement with vendor                                     141,000             -
          Other                                                      314,055             -
                                                                 ------------   -----------
          Other Income, Net                                       $1,114,879    $3,432,203
                                                                 ============   ===========


It is not anticipated that other income will be significant in future periods.

          INTEREST INCOME. Interest income decreased by $246,865, or by 69%, from $358,466 during the year ended March 31, 1998 to $111,601 during the same period in 1999. The decrease in interest income is due primarily to the significant decrease in the Company's cash balances.

          INTEREST EXPENSE. Interest expense decreased by $134,647, or 57%, from $236,518 during the year ended March 31, 1998 to $101,871 during the same period in 1999. This decrease was due primarily to a charge to interest expense in 1998 for a 15% discount offered on $1,000,000 of convertible bonds issued in 1998. The total charge to interest expense for the above mentioned discount was $150,000 in 1998.

          LOSS ON DISPOSAL OF BUSINESSES. During the last quarter of fiscal 1999, the Company sold its VMS software sales and support business; all of the stock of Sento UK; all of the assets of Sento's east coast operations; its ownership in Dewpoint Distributed Solutions, Inc. ("Dewpoint"); all of the assets of Sento's west coast operations; and intellectual property and equipment acquired in October of 1998 from Functional. See Item 1. Business--Acquisitions and Divestitures. The net loss from the disposal of these businesses totaled $337,402.

          GAIN ON SALE OF INTANGIBLE ASSETS. During the year ended March 31, 1998, the Company sold intangible assets to BMC Software, Inc. (BMC). The total gain from the sale to BMC was $4,089,107, of which $3,214,107 was recognized in fiscal 1998 and the remaining $875,000 was recognized in fiscal 1999 as contractual representations and warranties were completed.

          GAIN (LOSS) ON DISPOSAL OF PROPERTY AND EQUIPMENT. Included in the gain on disposal of property and equipment during the year ended March 31, 1999 is a gain totaling $124,578 from the sale of a building. The Company also recognized losses from the disposal of equipment during the years ended March 31, 1999 and 1998 of $12,082 and $53,852 respectively.

          OTHER. Other includes royalty and investment income totaling $188,000, collected by the Company in 1999 from the sale of investments in a prior period and other miscellaneous items. No gain on the sale of these investments was originally recognized at the time of sale due to the uncertainty of future realization. Management does not expect other income to be significant in future periods.

LIQUIDITY AND CAPITAL RESOURCES

          At March 31, 1999, the Company had a $1,537,769 deficit in working capital and cash balances had decreased 95%, or $5,531,121, from $5,807,014 at March 31, 1998 to $275,893 at March 31, 1999. The deterioration in liquidity was primarily due to $3,462,744 of net cash used by operating activities and $2,717,848 of cash used for capital expenditures during the year ended March 31, 1999.

          The Company's primary sources of liquidity have been cash received from sales of assets and cash provided through private sales of equity as well as being generated by its operations. In addition, the Company has financed some of its equipment utilized in its business through long-term debt and has obtained an operating line of credit from a bank. The Company's expansion and continuing operating losses will require the Company to find additional sources of funding in future periods. In the event the Company is not able to find such alternate sources of funding, its ability to pursue its planned business strategy will be limited and it may be forced to reduce or suspend its operations. There can be no assurance that the Company will be able to obtain necessary capital funding on terms favorable to the Company, or at all.

          On June 9, 1999, the Company completed the initial closing of a private placement of common stock and warrants resulting in total consideration received to that date of approximately $1,600,000. The offering period of the private placement will continue through July 2, 1999, during which time Sento will seek to raise an additional amount to bring the private placement to its maximum amount of $1,920,000. This maximum amount of the private placement is in the form of 600,000 units consisting of two shares of common stock and a warrant to purchase one share of common stock. The units were and are being sold at a price of $3.20 per unit. The stock purchase warrants are exercisable for a three-year period at $2.50 per share. With this new financing, management believes the Company will be able to continue its operations and fund part of its expected growth.

          This new financing also made it possible for the Company to restructure its loan with its bank, which will provide up to $2,000,000 of bank financing including the $1,000,000 outstanding with the bank at March 31, 1999. The amount available under the bank loan is based on Sento's outstanding accounts receivable. The new financing also makes it possible for the Company to proceed with its plans to enter into agreements regarding sales and leaseback of equipment, which could provide up to an additional $1,500,000 in cash.

          As discussed above, management has implemented plans to raise debt and equity capital sufficient for continued operations. In the opinion of management, the continued implementation of these plans will permit the Company to meet its operating requirements, at least through the next fiscal year. However, the Company is subject to many uncertainties over which management has limited control, any one of which could adversely affect the Company's operating cash flows and thus create cash flow problems for the Company.

YEAR 2000

Sento Corporation has organized a Year 2000 oversight committee that is conducting an analysis of the Company's internal compliance and implementing necessary changes to ensure compliance. An overall five-phase plan has been implemented to coordinate the efforts of all offices worldwide.

The five-phase plan is outlined below:

- Discovery: Creation of Year 2000 Project Plan, Organization of Oversight Committee consisting of site coordinators for each of the Sento sites, members of the Company's IT management and senior management, and project manager. Communication with Board of Directors.

- Risk Assessment: Identify and document critical path items for all departments throughout Sento worldwide. Assess risk on each item. Determine current Year 2000 Compliance Status for each at risk item.

- Equipment and Products: Inventory of internal systems and software and embedded logic equipment. Contacting all suppliers and manufacturers of equipment and products for Year 2000 status on products as well as their internal company Year 2000 readiness.

- Testing: Conduct internal testing on all mission critical systems to assure no disruption of service or date-logic concerns.

- Reporting and Contingency Plans: Reporting of results of above phases and proposed contingency plans for all high-risk items.

To date, the Company has completed the Discovery, Risk Assessment, Equipment and Products, and Testing phases. The Company is currently accumulating information for the Reporting and Contingency Plan phase. The Company's mission critical systems primarily consist of newly purchased computers with Intel processors running Microsoft NT/Windows software. The Company's primary mission critical applications have been purchased with documented Year 2000 compliance. The telephone system and security system for the corporate office are newly purchased and Year 2000 certification verification is underway.

While the costs to address the Company's Year 2000 issues cannot readily be determined until the above five phases have been completed, the nature of the systems and software that are implemented in the Company's critical path processes are such that the Company does not anticipate the costs associated with any corrective procedures will be material. The preceding statements regarding the Company's anticipated costs are forward-looking. Actual results could differ materially from those identified in the forward-looking statements. Factors affecting these results include the timing and cost of completing the Company's year 2000 assessment, the costs of any required remedial measures, the costs of failing to anticipate year 2000 issues that arise and the existence of any liability to third parties for failure by the Company to have adequately addressed its year 2000 issues.

In the near term, Year 2000 compliance is creating significant demand for IT products and services such as those provided by the Company. The passage of the Year 2000 may have a material adverse effect on the demand for these services. In addition, while the Company is not aware of any existing potential claims, the occurrence of Year 2000 related system failures in the information systems of clients of the Company could have a material adverse effect on the Company's business, financial condition and results of operation, whether or not the Company bears any responsibility, legal or otherwise, for the occurrence of those problems.

CERTAIN FACTORS THAT MAY AFFECT FUTURE PERFORMANCE

          In addition to other information in this Form 10-KSB, the following are important factors that should be considered carefully in evaluating the Company and its business.

Liquidity and Capital Resources

          At March 31, 1999, the Company had a $1,537,769 deficit in working capital and cash balances had decreased 95% or $5,531,121, from $5,807,014 at March 31, 1998 to $275,893 at March 31, 1999. The deterioration in liquidity was due primarily to $3,462,744 of net cash used by employee training and operating activities during the year ended March 31, 1999 and $2,717,848 of cash used to purchase furniture and equipment.

          The Company's primary sources of liquidity have been cash received from sales of assets and cash provided through private sales of equity, as well as borrowing under a bank line of credit. In addition, the Company has financed some of its equipment utilized in its business through long-term leasing arrangements. The Company's expansion and continuing operating losses require the Company to find additional sources of funding. In the event the Company is not able to find such alternate sources of funding, its ability to pursue its planned business strategy will be limited, and it may be forced to reduce or suspend its operations. There can be no assurance that the Company will be able to obtain necessary capital to fund its operations and purchase needed equipment to expand its operations on terms favorable to the Company, or at all.

Dependence on Customers

          No customer accounted for more than 10% of revenues for the fiscal year ended March 31, 1999. However, two customers accounted for approximately 83% of technical support revenues, and it is anticipated that less than five customers will account for more than 80% of the technical support revenues in the next fiscal year and perhaps longer. In addition, it is anticipated that technical support revenues will become the majority of the Company's revenues, and, therefore, it is anticipated that a small number of customers will account for the majority of the Company's revenues. Consistent with industry standards, the Company's contracts are generally cancelable by the customer on short-term notice. The loss of, or the failure to retain a significant amount of business with any key customer could have, and the cancellation or termination of the Company's contracts with either of its existing technical support customers would have, a material adverse effect on the business, financial condition and results of operations of the Company.

Competition

          The market for providing IT services is highly fragmented and very competitive. The IT services industry is comparatively young with many small regional service companies supplying some training and consulting, or systems integration services coupled with hardware and software sales. There are many small IT training companies specializing in various vertical market niches.

          The IT services industry, however, has begun to experience a degree of consolidation and the entry of major IT companies, which has resulted in an additional level of competition from service providers that have greater name recognition, larger installed customer bases, and significantly greater financial, technical and marketing resources than the Company. Over the past five years, a number of existing companies have enjoyed increasing success and rapid internal growth. Several of these companies have been active in acquiring the smaller regional training and consulting companies and are becoming major competitors with a measurable share of this rapidly expanding market. In addition, major sole source IT services companies such as Anderson Consulting, Computer Sciences Corp. ("CSC"), Electronic Data Systems ("EDS"), and IBM provide full "turnkey" solutions to their large customers.

          Also, major computer hardware and software companies generally provide their own technical support, consulting, and customer training. Therefore, such companies are not within the potential customer base for IT service providers and have the capability of providing services that compete with those provided by the Company.

          There can be no assurance that better and more efficient services will not be provided by new or existing IT service providers in competition with the Company or that existing service providers will not develop. The services provided by such competitors may be more effective or less expensive than those provided by the Company. Although the Company continues to improve, refine and enhance the services it provides, there can be no assurance that the Company will be able in the future to do so.

Changing Market

          The market for IT services is characterized by rapid technological advances, new product introductions and enhancements, and changes in customer requirements. The Company's future success will depend in large part on its ability to service new products, platforms and rapidly changing technology. These factors will require the Company to provide adequately trained personnel to address the increasingly sophisticated, complex and evolving needs of its customers.

          The complex nature of support services has resulted in the demand for technical support services to expand beyond the telephone and now includes e-mail, faxes and the Internet. Services include resolution of problems relating to the configuration and set-up, installation and interoperability of different products, and the level of support requests ranges from simple error messages to complex network configurations. These services cover a broad set of technologies, including operating environments, applications, databases, communication and network products, systems tools, development environments and Internet/intranet products. There can be no assurance that the Company will be able to provide such services profitably. The failure by the Company to adapt to the changing IT service industry would have an adverse impact on the Company's result of operations and financial condition.

          Sento's success will depend in part on its ability to develop solutions that keep pace with the continuing changes in information technology, evolving industry standards and changing client requirements. There can be no assurance that Sento will be successful in adequately addressing these developments on a timely basis or that, if these developments are addressed, Sento will be successful in the marketplace. In addition, there can be no assurance that products or technologies developed by others will not render Sento's services non-competitive or obsolete. Sento's failure to address these developments could have a material adverse effect on Sento's business and financial condition.

Attracting, Training and Retaining Quality Employees

          The IT services market suffers from a significant labor shortage. The success of the Company depends, in large part, on its ability to attract, retain and train highly-qualified scientific, technical, managerial and marketing personnel with IT expertise. The Company has not entered into employment agreements that require the services of any of its key technical personnel to remain with the Company for any specified period of time. Competition for such personnel is intense. There can be no assurance that the Company will be able to attract and maintain all personnel necessary for the development and operation of its business nor that it will be able to train its current employees on new developments in technology. The loss of the services of key personnel or an inability to attract, retain, train and motivate qualified personnel could have a material adverse effect on the business, financial condition and results of operations of the Company.

Dependence on Industry Trend to Outsource Services

          The Company's business depends in large part on the trend within the IT industry to outsource certain services. There can be no assurance that this trend will continue or if the trend continues that it will proceed at the same rate of growth. The failure of this trend to continue could have a material adverse effect on the business, financial condition and results of operations of the Company.

New Management

          The Company has recently effected significant changes in its management team and key employees. In particular, the Company's chief executive officer, Arthur Coombs, Gary B. Filler, in a consulting role as its Executive Vice President and Chief Financial Officer, and Keith Barr, Chief Information Officer, joined the Company in February 1998, March 1999 and April, 1998, respectively. A majority of the Company's Board of Directors were elected since July 1998. The Company's headcount has grown from 162 at June 12, 1998 to 257 at June 11, 1999. There can be no assurance that the Company's new management team and other new personnel can successfully manage the Company's rapidly evolving business, and failure to do so would have a material adverse effect upon the Company's operating results.

Potential Significant Fluctuations in Quarterly Results

          The value of individual transactions can constitute a substantial percentage of the Company's quarterly revenue, and particular transactions may generate a substantial portion of the operating profits for a quarter. Because the Company's staffing and other operating expenses are based on anticipated revenue levels, and a high percentage of its expenses are fixed, delays in the receipt of orders or payments can cause significant variations in operating results from quarter to quarter. In addition, the Company may expend significant resources pursuing potential sales that will not be consummated. The Company also may choose to reduce prices or to increase spending in response to competition or to pursue new market opportunities, which may adversely affect its operating results.

          In particular, the Company's revenues from call center operations are potentially volatile. Such revenues are a function of the number of support requests received by the Company and the time spent on such requests. Consequently, the Company's profitability may be adversely affected if the Company receives fewer support requests than anticipated or the time spent in resolving inquiries is greater than anticipated.

          For all of the reasons identified above, management believes that period-to-period comparisons of the Company's results of operations may not be meaningful and should not be relied upon as an indication of future performance. Furthermore, there can be no assurance that the Company will be able to achieve and sustain profitability on a quarterly basis.

Possible Volatility of Stock Price

          The trading price of the Common Stock has fluctuated widely in response to variations in quarterly operating results, announcements by the Company or its competitors, industry trends, general economic conditions or other events or factors. Such fluctuations may continue in the future. Among other factors, as described in the preceding paragraph, it is possible that in some future quarters the Company's operating results will be below the expectations of public market analysts and investors. Regardless of the general outlook for the Company's business, the announcement of quarterly operating results below analyst and investor expectations could have a material and adverse effect on the market price of the Common Stock.

Risk of Emergency Interruption of Call Center Operations

          The Company's business is highly dependent on its computer and telecommunications equipment and software systems. There can be no assurance, that natural disaster, human error, equipment malfunction or inadequacy, or other events would not result in a prolonged interruption in the Company's ability to provide support services to its clients. The temporary or permanent loss of the Company's computer or telephone equipment or systems, through casualty, operating malfunction or otherwise, could have a material adverse effect on the Company. The Company's property and business interruption insurance may not be adequate to compensate the Company for all losses that it may incur.

Collection of Accounts

          The Company's business of providing IT services involves certain account collection risks. These remedies may be time-consuming and there can be no assurance that the Company would be successful in its efforts or that the Company would be able to recover its costs of collection. With respect to software sales, a customer who has ordered and received software from the Company may fail to pay timely for the software, thus creating a collection problem for the Company. In the event a purchaser of services or software defaults on its payment obligation, the Company's sole remedy would be the pursuit of legal remedies.

ITEM 7.   FINANCIAL STATEMENTS.

The financial statement information required by Item 7 is included on pages F-1--F-20.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

          None

                                    PART III

                             ITEMS 9, 10, 11 AND 12.

          These items are incorporated by reference to the Company's definitive proxy statement relating to the Company's Annual Meeting of Shareholders scheduled for September 23, 1999. The definitive proxy statement will be filed with the Commission not later than 120 days after March 31, 1999, pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

                   ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K.

          (a)     EXHIBITS

                                                                                                  Incorporated     Filed
                        Description                                                               by Reference    Herewith
    Number
--------------    ----------------------------------------------------------------------          ------------    --------

     3.1          Articles of Incorporation, as amended                                                             (1)

     3.2          Bylaws                                                                             (2)

     10.1         Sento Technical Innovations Corporation Stock Incentive Plan                       (3)

     10.2         Astron Incorporated Acquisition Agreement, dated as of November 19,                (4)
                  1997

     10.3         Amendment No. 1 to Astron Incorporated Acquisition Agreement, dated as             (4)
                  of December 31, 1997

     10.4         Educational Systems, Inc. Asset Purchase Agreement, dated as of                                   (1)
                  June 24, 1998.

     10.5         Silicon Valley Bank Amended and Restated Loan and Security Agreement,                             (1)
                  dated as of June 23, 1999.

     21           Subsidiaries of the Registrant                                                                    (1)

     23           Consent of KPMG LLP                                                                               (1)

     27           Financial Data Schedule                                                                           (1)

--------------
(1) Filed herewith and attached to this Form 10-KSB following page 19 hereof.

(2) Incorporated by reference to Annual Report on Form 10-KSB for the fiscal year ended April 30, 1996, filed with the Commission on July 29, 1996, as amended by Form 10-KSB/A filed with the Commission on August 1, 1996.

(3) Incorporated by reference to the Company's definitive proxy statement for the annual meeting of the Company's shareholders held on August 18, 1997.

(4) Incorporated by reference to a Current Report on Form 8-K filed with the Commission on January 15, 1997.

        (b)  REPORTS ON FORM 8-K

             None

                                   SIGNATURES

          In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 25, 1999.

                               SENTO CORPORATION



                               By:    /s/ ARTHUR F. COOMBS, III
                                   ----------------------------
                                      Arthur F. Coombs, III
                                      President and Chief Executive Officer


          In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on June 25, 1999


            SIGNATURE                         CAPACITY IN WHICH SIGNED
---------------------------------     -----------------------------------------


     /s/ KIETH E. SORENSON            Chairman of the Board
-------------------------------
     Kieth E. Sorenson


     /s/ ARTHUR F. COOMBS, III        President, Chief Executive Officer and
-------------------------------       Director (Principal executive officer)
     Arthur F. Coombs, III


     /s/ GARY B. FILLER               Chief Financial Officer and Director
-------------------------------       (Principal financial and accounting
     Gary B. Filler                   officer)


     /s/ ROBERT K. BENCH              Director
-------------------------------
    Robert K. Bench


     /s/ WALTER W. BREGMAN            Director
-------------------------------
     Walter W. Bregman

                      SENTO CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 1999 AND 1998
                 (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                        INDEPENDENT AUDITORS' REPORT



The Board of Directors and Stockholders of
Sento Corporation:


We have audited the accompanying consolidated balance sheets of Sento Corporation and subsidiaries as of March 31, 1999 and 1998 (as restated), and the related consolidated statements of operations, stockholders' equity and comprehensive loss, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of Software Innovations Limited or Sento Australia Pty Limited, wholly-owned subsidiaries, which financial statements reflect total assets constituting 7.5 percent and total revenues constituting 5.7 percent as of March 31, 1998 of the related consolidated totals. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for these companies, is based solely on the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sento Corporation and subsidiaries as of March 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended.


                                                 KPMG LLP


Salt Lake City, Utah
  May 21, 1999, except as to
  the first paragraph of note 6
  which is as of June 8, 1999,
  and the second paragraph
  of note 16 which is as
  of June 9, 1999

                      SENTO CORPORATION AND SUBSIDIARIES

                          Consolidated Balance Sheets

                            March 31, 1999 and 1998

                                                                                                                           1998
                                                                                                  1999                   (NOTE 7)
                                                                                              ------------              ---------
                            ASSETS

Current assets:
     Cash and cash equivalents                                                                $    275,893              5,807,014
     Accounts receivable, less allowance for doubtful
        accounts of $208,678 in 1999 and $397,842  in 1998                                       3,075,460              4,076,715
     Inventories                                                                                    10,010                302,172
     Income taxes receivable                                                                       375,148                322,112
     Notes receivable, current portion (note 4)                                                         --                 39,500
     Other current assets (note 3)                                                                 381,872              1,434,907
     Deferred tax assets (note 8)                                                                       --                218,540
                                                                                              ------------             ----------
                    Total current assets                                                         4,118,383             12,200,960

Property and equipment (notes 5 and 6)                                                           2,907,897              1,274,902
Intangible assets, less amortization of $214,584 in 1998 (notes 3 and 13)                               --              1,513,758
Notes receivable, less current portion (note 4)                                                    175,000                 98,500
Other assets (note 3)                                                                               99,891                772,532
                                                                                              ------------             ----------
                                                                                              $  7,301,171             15,860,652
                                                                                              ------------             ----------
                                                                                              ------------             ----------

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Line of credit (note 6)                                                                  $  1,000,000                     --
     Current portion of long-term debt (note 6)                                                    191,741                131,774
     Current portion of royalty obligations (note 3)                                               218,182                     --
     Accounts payable                                                                            2,197,129              2,720,562
     Accrued salaries                                                                              479,830                311,013
     Accrued liabilities                                                                         1,068,949              1,088,184
     Deferred revenue                                                                              500,321              2,280,510
                                                                                              ------------             ----------
                    Total current liabilities                                                    5,656,152              6,532,043
                                                                                              ------------             ----------
Long-term liabilities:
     Deferred revenue                                                                                   --                175,000
     Convertible bonds (note 7)                                                                    472,266                944,533
     Long-term debt, excluding current portion (note 6)                                            103,192                362,959
     Long-term royalty obligations, net of current portion (note 3)                                183,125                     --
     Deferred tax liabilities (note 8)                                                                  --                271,539
                                                                                              ------------             ----------
                    Total long-term liabilities                                                    758,583              1,754,031

Commitments (notes 9, 16, and 18)

Stockholders' equity (notes 3, 7, and 11):
     Common stock, $.25 par value. Authorized 50,000,000 shares;
        issued and outstanding 6,120,671 shares in 1999 and 5,741,063 shares in 1998             1,580,607              1,435,268
     Additional paid-in capital                                                                  7,247,143              6,100,290
     Deferred compensation                                                                        (204,814)              (338,357)
     Retained earnings (accumulated deficit)                                                    (7,327,537)               427,266
     Accumulated other comprehensive income - foreign currency translation                         (22,400)               (49,889)
     Treasury stock, 201,750 common shares, at cost                                               (386,563)                    --
                                                                                              ------------             ----------
                    Total stockholders' equity                                                     886,436              7,574,578
                                                                                              ------------             ----------
                                                                                              $  7,301,171             15,860,652
                                                                                              ------------             ----------
                                                                                              ------------             ----------

See accompanying notes to the consolidated financial statements.

                      SENTO CORPORATION AND SUBSIDIARIES

                     Consolidated Statements of Operations

                      Years ended March 31, 1999 and 1998


                                                                                                     1998
                                                                              1999                 (NOTE 7)
                                                                         ------------             ----------
Revenues                                                                 $ 21,225,230             20,639,845
Cost of sales                                                              15,387,015             14,227,071
                                                                         ------------             ----------
                    Gross profit                                            5,838,215              6,412,774

Selling, general, and administrative expenses                              13,039,134              9,186,053
Research and development expense                                              177,009                 78,875
Amortization of intangible assets                                             791,456                214,984
Restructuring charges (note 12)                                               229,829                     --
Impairment of long-lived assets (note 13)                                     880,842                     --
Write-off of in-process research and development costs (note 3)                92,095                     --
                                                                         ------------             ----------
                    Loss from operations                                   (9,372,150)            (3,067,138)

Other income, net (note 2)                                                  1,114,879              3,282,203
                                                                         ------------             ----------
                    Income (loss) before taxes                             (8,257,271)               215,065

Income tax benefit (expense) (note 8)                                         502,468               (302,090)
                                                                         ------------             ----------
                    Net loss                                             $ (7,754,803)               (87,025)
                                                                         ------------             ----------
                                                                         ------------             ----------
Net loss per share - basic and diluted                                   $      (1.31)                 (0.02)
                                                                         ------------             ----------
                                                                         ------------             ----------


See accompanying notes to the consolidated financial statements.

                      SENTO CORPORATION AND SUBSIDIARIES

    Consolidated Statements of Stockholders' Equity and Comprehensive Loss

                      Years ended March 31, 1999 and 1998


                                                                                                  ACCUMU-
                                                                                  RETAINED         LATED
                                                            ADDI-                 EARNINGS         OTHER                    TOTAL
                                      COMMON STOCK         TIONAL     DEFERRED    (ACCUMU-        COMPRE-                   STOCK-
                                  -------------------      PAID-IN     COMPEN-     LATED          HENSIVE     TREASURY     HOLDERS'
                                  SHARES       AMOUNT      CAPITAL     SATION     DEFICIT)      INCOME/LOSS    STOCK        EQUITY
                                 ---------   ----------   ---------   --------   ----------     -----------   --------   ----------
Balances At March 31, 1997       4,351,228   $1,087,808   1,595,352   (100,000)     530,491           --            --    3,113,651

Issuance of common stock
  for cash (note 11)               720,000      180,000   2,757,380         --           --           --            --    2,937,380

Issuance of common stock
  in lieu of compensation           76,000       19,000     209,025         --           --           --            --      228,025

Issuance of warrants with
  convertible bonds (note 7)            --           --     205,465         --           --           --            --      205,465

Exercise of warrants                 5,000        1,250      16,250         --           --           --            --       17,500

Exercise of stock options
  for common shares and cash        92,262       23,066     (20,881)        --           --           --            --        2,185

Common stock issued for
  business combinations (note 3)   485,750      121,438     968,450         --      (16,200)          --            --    1,073,688

Employee stock purchases
  (note 11)                         10,823        2,706      35,113         --           --           --            --       37,819

Deferred compensation related
  to grant of stock options
  and warrants (note 11)                --           --     334,136   (334,136)          --           --            --           --

Amortization of deferred
  compensation (note 11)                --           --          --     95,779           --           --            --       95,779

Comprehensive loss:
  Net loss (note 7)                     --           --          --         --      (87,025)          --            --      (87,025)
  Effect of change in
    foreign currency translation        --           --          --         --           --      (49,889)           --      (49,889)
                                                                                                                         ----------
Total comprehensive loss                                                                                                   (136,914)
                                 ---------   ----------   ---------   --------   ----------     -----------   --------   ----------
Balances at March 31, 1998       5,741,063    1,435,268   6,100,290   (338,357)     427,266      (49,889)           --    7,574,578

Conversion of bonds                313,554       78,388     441,879         --           --           --            --      520,267

Stock issued for bonuses            12,208        3,052      29,323         --           --           --            --       32,375

Exercise of warrants                73,894       18,474     240,154         --           --           --            --      258,628

Exercise of stock options           14,882        3,720      14,736         --           --           --            --       18,456

Common stock issued for
  business acquisition             142,559       35,640     351,052         --           --           --            --      386,692

Employee stock purchases
  (note 11)                         11,455        2,864      34,824         --           --           --            --       37,688

Common stock issued for
  royalty payments                  12,806        3,201      34,885         --           --           --            --       38,086

Treasury shares received for
  sale of property and
  businesses                      (201,750)          --          --         --           --           --      (386,563)    (386,563)

Amortization of deferred
  compensation (note 11)                --           --          --    133,543           --           --            --      133,543

Comprehensive loss:
  Net loss                              --           --          --         --   (7,754,803)          --            --   (7,754,803)
  Effect of change in
    foreign currency translation        --           --          --         --           --       27,489            --       27,489
                                                                                                                         ----------
Total comprehensive loss                                                                                                 (7,727,314)
                                 ---------   ----------   ---------   --------   ----------     -----------   --------   ----------
Balances at March 31, 1999       6,120,671   $1,580,607   7,247,143   (204,814)  (7,327,537)     (22,400)     (386,563)     886,436
                                 ---------   ----------   ---------   --------   ----------     -----------   --------   ----------
                                 ---------   ----------   ---------   --------   ----------     -----------   --------   ----------


See accompanying notes to the consolidated financial statements.

                      SENTO CORPORATION AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows

                      Years ended March 31, 1999 and 1998


                                                                                                         1998
                                                                                  1999                 (NOTE 7)
                                                                              -----------            ----------
Cash flows from operating activities:
     Net loss                                                                 $(7,754,803)              (87,025)
     Adjustments to reconcile net loss to
        net cash used in operating activities:
           Depreciation and amortization                                        1,414,964               600,276
           Amortization of deferred compensation                                  133,543                95,779
           Provision for losses on accounts receivable                            270,913               174,632
           Common stock issued in lieu of compensation                             32,375               228,025
           Loss on disposal of business                                           337,402                    --
           Net gain on disposition of assets                                     (987,496)           (3,160,255)
           Write-off of in-process research and development costs                  92,095                    --
           Asset impairment and restructuring charges                           1,110,671                    --
           Notes receivable charged to compensation                               110,000                    --
           Minority interest                                                      (68,201)                   --
           Interest on warrants with convertible bonds                                 --               150,000
           Changes in operating assets and liabilities:
              Accounts receivable                                                 584,252              (342,166)
              Inventories                                                         200,880               (41,288)
              Other assets                                                      1,797,649              (506,934)
              Deferred income taxes                                               (52,999)              146,583
              Accounts payable                                                   (149,740)             (249,741)
              Accrued liabilities and royalty obligations                         161,964               423,398
              Income taxes receivable                                             (53,036)             (339,603)
              Deferred revenue                                                   (543,177)              184,416
                                                                              -----------            ----------
                 Net cash used in operating activities                         (3,362,744)           (2,723,903)
                                                                              -----------            ----------

Cash flows provided by (used in) investing activities:
     Expenditures for business acquisition                                       (691,318)           (2,199,093)
     Capital expenditures                                                      (2,717,848)             (341,401)
     Proceeds from sale of assets                                                 192,722             5,600,000
     Disposal of business, net of cash                                           (161,184)                   --
     Issuance of notes receivable                                                      --              (110,000)
     Proceeds from notes receivable                                                28,000                    --
                                                                              -----------            ----------
                 Net cash provided by (used in) investing activities           (3,349,628)            2,949,506
                                                                              -----------            ----------

Cash flows from financing activities:
     Proceeds from issuance of stock                                              314,772             2,994,882
     Proceeds from issuance of long-term debt and line of credit                1,154,717               182,586
     Principal payments of long-term debt                                        (314,192)             (771,506)
     Proceeds from issuance of convertible bonds                                       --             1,000,000
                                                                              -----------            ----------
                 Net cash provided by financing activities                      1,155,297             3,405,962
                                                                              -----------            ----------
Effective of exchange rate changes                                                 25,954               (49,889)

Net increase (decrease) in cash and cash equivalents                           (5,531,121)            3,581,676

Cash and cash equivalents at beginning of period                                5,807,014             2,225,338
                                                                              -----------            ----------
Cash and cash equivalents at end of period                                    $   275,893             5,807,014
                                                                              -----------            ----------
                                                                              -----------            ----------


                      SENTO CORPORATION AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows

                      Years ended March 31, 1999 and 1998


                                                                                                         1998
                                                                                    1999                 (NOTE 7)
                                                                                -----------            ----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid for:
     Interest                                                                   $    62,849                86,518
     Income taxes                                                                   100,987               646,745

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES

Options exchanged for common stock                                              $        --                22,622
Deferred taxes related to assets acquired in business combinations                       --               280,000
Common stock issued for payment of royalties                                         38,086                    --
Common stock issued for conversion of bonds                                         520,267                    --
Assets acquired and liabilities assumed through
     business acquisitions:
        Assets acquired:
           Accounts receivable                                                  $        --               466,505
           Inventory                                                                     --               101,206
           Notes receivable                                                              --                28,000
           Prepaid taxes                                                                 --               114,715
           Other assets, including intangibles                                    1,551,210             1,496,085
           Fixed assets                                                              76,800               239,973
                                                                                -----------            ----------
                    Assets acquired                                               1,628,010             2,446,484

        Less liabilities assumed:
           Long-term debt                                                                --              (309,040)
           Accounts payable                                                              --              (650,290)
           Accrued liabilities                                                      (50,000)             (343,012)
           Royalty obligations                                                     (500,000)                   --
           Deferred revenue                                                              --               (70,454)
                                                                                -----------            ----------
                    Net assets acquired                                           1,078,010             1,073,688
           Less cash paid                                                          (691,318)                   --
                                                                                -----------            ----------
                    Net assets acquired with common stock                       $   386,692             1,073,688
                                                                                -----------            ----------
                                                                                -----------            ----------


See accompanying notes to the consolidated financial statements.

                      SENTO CORPORATION AND SUBSIDIARIES

                Notes to the Consolidated Financial Statements

                            March 31, 1999 and 1998


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  DESCRIPTION OF BUSINESS

          Sento Corporation (Sento), formerly Sento Technical Innovations, provides integrated information technology (IT) solutions for Windows NT, UNIX, Open VMS, Internet/Intranet, and networked computing environments. Through its wholly-owned subsidiaries, Sento delivers technical support services, consulting, and outsourced training.

          Sento Technical Services Corporation offers a range of IT outsourcing services consisting of "call center," "helpdesk," and technical support services. Sento Consulting Corporation delivers customized IT consulting services intended to help Sento clients realize the benefits of advanced IT solutions in the areas of network, systems, and financial information consulting. Sento Training Corporation provides seminar training workshops, customized corporate training programs, and multi-media presentations, all of which are designed to teach and reinforce skills required to make IT systems work effectively.

          Historically, Sento operated as a Value Added Reseller generating revenues from its sales and distribution of third party hardware and software products. As a reseller, the Company was dependent on third-party suppliers, with over forty-five percent of the Company's revenues in 1998 derived from products it obtains from two suppliers. During the past two years, the Company began a strategic transition using its technical core competencies to offer IT outsourcing services and IT training.

          In addition, the Company conducts substantially all of its foreign operations through Sento Australia Pty. Limited, based near Sydney, Australia. Revenues from foreign sales for the periods ended March 31, 1999 and 1998, were approximately twelve percent and nine percent of total sales, respectively.

     (b)  BASIS OF PRESENTATION

          The financial statements include the consolidated financial statements of Sento and its wholly-owned subsidiaries (collectively, the Company). All intercompany balances and transactions have been eliminated in consolidation.

     (c)  CASH AND CASH EQUIVALENTS

          The Company considers all highly liquid investments with original maturites of three months or less to be cash equivalents. Cash equivalents at March 31, 1998 consist of a $300,000 certificate of deposit which is held as collateral for a $300,000 letter of credit in favor of one of the Company's vendors. The Company had no cash equivalents as of March 31, 1999.

     (d)  INVENTORIES

          Inventories consist primarily of computer software disks and supplies, and third party supplier products which are stated at the lower of cost or market. Cost is determined using the first-in, first-out
          (FIFO) method.

     (e)  REVENUE RECOGNITION

          In October 1997, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 97-2, SOFTWARE REVENUE RECOGNITION, which supersedes SOP 91-1, SOFTWARE REVENUE RECOGNITION. Effective March 31, 1998, the Company adopted the provisions of SOP 97-2. Revenue was recognized in accordance with SOP 97-2 in fiscal year 1999, and SOP 91-1 in prior years.

          Revenue is generally recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collection of the resulting receivable is reasonably assured. Revenue from the sale of software licenses and hardware sales is generally recognized upon delivery. Revenues from maintenance contracts are recognized over the term of the contract, and customer training and service are recognized as the service is performed. Deferred revenues consist of payments received on software maintenance contracts and recorded as revenue over the period of the contract, which is typically one year.

     (f)  PROPERTY AND EQUIPMENT

          Property and equipment are stated at cost. Depreciation of fixed assets is computed on the straight-line method over the estimated useful lives of individual classes of assets. The estimated useful lives of the individual classes of assets are as follows:

               Buildings                                 40 years
               Furniture and equipment                 3-10 years
               Transportation equipment                   5 years

     (g)  RESEARCH AND DEVELOPMENT

          Research and development costs are expensed as incurred. Software development costs incurred between achieving technological feasibly and release of the product have been insignificant and therefore expensed as incurred.

     (h)  INCOME TAXES

          Income taxes are accounted for under the asset and liability method. Deferred tax assets and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and deferred tax liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (i)  FOREIGN CURRENCY TRANSLATION

          The local foreign currency is the functional currency for the Company's foreign subsidiaries. Assets and liabilities of foreign operations are translated to U.S. dollars at the current exchange rates as of the applicable consolidated balance sheet date. Revenues and expenses are translated at the average exchange rates prevailing during the period. Adjustments resulting from translation are reported as a component of stockholders' equity. Certain transactions of the foreign subsidiaries are denominated in currencies other than the functional currency, including transactions with the parent company. Transaction gains and losses are included in other income (expense) for the period in which the transaction occurs.

     (j)  INTANGIBLE ASSETS

          Intangible assets as of March 31, 1998, include goodwill and noncompete agreements. Goodwill is amortized over five years and noncompete agreements are amortized over the life of the agreements, generally two years.

          The Company assesses whether its goodwill and other intangible assets are impaired based on a periodic evaluation of undiscounted projected cash flows through the remaining amortization period. If an impairment exists, the amount of such impairment is calculated and recorded based on the estimated fair value of the asset.

     (k)  NET LOSS PER COMMON SHARE

          Basic loss per share is computed in accordance with Financial Accounting Standards Board Standards No. 128, EARNINGS PER SHARE. Basic net loss per share is computed as net loss divided by the weighted average number of common shares outstanding for the period. Diluted net loss per share reflects the potential dilution that could occur from common shares issueable through stock options, warrants, and other convertible securities, if dilutive. Common stock equivalent shares are excluded from the computation of net loss per share for the years ended March 31, 1999 and 1998, as their effect is antidilutive. Net loss is the same for both basic net loss per share and diluted net loss per share.

          The weighted average number of common shares outstanding during the years ended March 31, 1999 and 1998 were 5,901,959 and 5,017,203, respectively, for both the basic and diluted calculations. The number of outstanding options and warrants that could potentially be dilutive in future years which were excluded from the calculations as there impact would have been antidilutive were 3,216,872 in 1999 and 3,075,955 in 1998.

     (l)  STOCK-BASED COMPENSATION

          The Company has adopted the footnote disclosure provisions of Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK BASED COMPENSATION (SFAS 123). SFAS 123 encourages entities to adopt a fair value based method of accounting for stock options or similar equity instruments. However, it also allows an entity to continue measuring compensation cost for stock based compensation using the intrinsic-value method of accounting prescribed by Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES (APB 25). The Company has elected to continue to apply the provisions of APB 25 and provide pro forma footnote disclosures required by SFAS 123.

     (m)  CONCENTRATION OF CREDIT RISK

          In the normal course of business, the Company provides unsecured credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations. No one customer accounted for more than ten percent of total revenues.

     (n)  USE OF ESTIMATES

          Management of the Company has made a number of estimates and assumptions relating to the reporting of assets, liabilities, revenues, and expenses and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

     (o)  RECLASSIFICATIONS

          Certain items in the 1998 consolidated financial statements have been reclassified to conform with the 1999 presentation.

     (p)  FINANCIAL INSTRUMENTS

          The carrying value of accounts receivable, notes receivable, accounts payable, accrued expenses, and debt approximate their estimated fair value.

     (q)  ADVERTISING

          Advertising costs are expensed as incurred. Advertising cost amounted to $1,592,914 and $537,780 in 1999 and 1998, respectively.

     (r)  COMPREHENSIVE LOSS

          On March 31, 1999, the Company adopted SFAS No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income (loss) consists of net income (loss) and effect of change in foreign currency translation, which is presented in the consolidated statements of stockholder's equity and comprehensive loss. The statement requires only additional disclosures in the consolidated financial statements; it does not affect the Company's financial position or results of operations. Prior year consolidated financial statements have been reclassified to conform to the requirements of SFAS No. 130.

(2)  OTHER INCOME, NET


                                                                   1999          1998
                                                                ----------    ---------
          Interest income                                       $  111,601      358,466
          Interest expense                                        (101,871)    (236,518)
          Loss on disposal of businesses (note 3)                 (337,402)           -
          Gain loss on sale of intangible assets (note 3)          875,000    3,214,107
          Gain (loss) on sale of property and equipment            112,496      (53,852)
          Settlement with vendor                                   141,000            -
          Other                                                    314,055            -
                                                                ----------    ---------
          Other income, net                                     $1,114,879    3,282,203
                                                                ----------    ---------
                                                                ----------    ---------


(3)  BUSINESS ACQUISITIONS AND ASSET DISPOSITIONS

     Effective July 1, 1996, the Company entered into an Exclusive License and Technical Assistance Agreement (the ASI License Agreement) with Australian Software Innovations Services Pty. Ltd. (ASI), a reseller and developer of computer software. ASI is a limited company organized under the laws of the Commonwealth of Australia. Under the terms of the ASI License Agreement, the Company acquired an exclusive license (the License) in North and South America during a five-year term to use, market, modify, manufacture, assemble, test, and modify ASI's SYSMON software program. In consideration of the grant of the License, the Company paid to ASI a nonrefundable license fee in the amount of $550,000 and agreed to pay royalties to ASI during the term of the ASI License Agreement.

     On September 10, 1996, the Company entered into an option agreement (ASI Option) with ASI. Under the terms of the ASI Option, ASI granted the Company a one year option to acquire all or any portion of the tangible and intangible assets of ASI. As consideration for the ASI Option, the Company paid ASI $130,000.

                      SENTO CORPORATION AND SUBSIDIARIES

                Notes to the Consolidated Financial Statements

                            March 31, 1999 and 1998


     On July 9, 1997, the Company exercised its option under the ASI Option Agreement. The Company paid a total of $2,329,093 including the $130,000 paid for the ASI Option. Upon exercise of the ASI option, the Company acquired certain tangible and intangible assets, including ASI's intellectual properties, and assumed certain liabilities. The following summarizes assets acquired and liabilities assumed with the ASI acquisition:


         Accounts receivable                                    $  302,251
         Inventory                                                   4,214
         Net property and equipment                                206,609
         Intangible assets                                       2,617,214
                                                                ----------
                                                                 3,130,288
         Less liabilities assumed                                 (931,195)
                                                                ----------
         Cash paid for ASI (exclusive of the $130,000 option)   $2,199,093
                                                                ----------
                                                                ----------


     On July 10, 1997, the Company entered into an asset purchase and services agreement (Purchase Agreement) with BMC Software, Inc. (BMC) pursuant to which the Company sold substantially all of the intangible assets and license rights it had acquired from ASI for $7,000,000. Of the $7,000,000 purchase price, $1,400,000 was placed in escrow pending the Company's fulfillment of certain representations and warranties. The escrowed amounts receivable are included as other assets at March 31, 1998 in the accompanying consolidated balance sheet. A portion of the gain was recorded as deferred revenue at the time of the sale and was recognized as the representations and warranties were completed. As of March 31, 1998, $875,000 was recorded as deferred revenue in the accompanying consolidated balance sheet and was recognized as other income in fiscal 1999.

     Effective July 1, 1997, the Company entered into an agreement with CDG Technologies, Inc. (CDG), a reseller of computer software and a technical services provider. The Company exchanged 60,000 shares of voting common stock for all of the outstanding common stock of CDG. The purchase was accounted for under the pooling method of accounting. The summary of assets acquired and liabilities assumed is as follows:


         Account receivable                                     $ 130,483
         Property and equipment                                    22,351
         Other assets                                               8,241
         Less liabilities assumed                                (161,075)
         Accumulated deficit of CDG                                16,200
                                                                ---------
         Value of common stock issued                           $  16,200
                                                                ---------
                                                                ---------


                      SENTO CORPORATION AND SUBSIDIARIES

                Notes to the Consolidated Financial Statements

                            March 31, 1999 and 1998

     The Company also acquired three additional companies during fiscal year 1998: P.C. Business Solutions, Inc. (PCB), a reseller of computer software and a technical services provider located in Upland, California; Software Innovations Ltd. (SIL), a reseller of computer software and a technical services provider located in Hertz, England; and Astron Incorporated (Astron), a provider of education and training to the information technology industry located in Orem, Utah. All three of the acquisitions were made through the exchange of common stock and have been accounted for under the purchase method of accounting. Accordingly, the results of operations of these companies have been included in the Company's consolidated financial statements since date of acquisition.

     A summary of assets acquired, liabilities assumed, and consideration given for these acquisitions is as follows:


                                                 PCB           SI         ASTRON
                                              ---------     --------     --------
         Accounts receivable                  $  72,122      185,139       78,761
         Inventory                               89,206            -       12,000
         Property and equipment                  50,815       14,886      151,921
         Goodwill and other intangibles         718,858       74,044      655,838
         Other assets                               988            -       66,115
                                              ---------     --------     --------
                                                931,989      274,069      964,635
         Less liabilities assumed              (274,489)    (196,281)    (626,235)
                                              ---------     --------     --------
                                              $ 657,500       77,788      338,400
                                              ---------     --------     --------
                                              ---------     --------     --------
         Consideration

             Shares of common stock issued      250,000       31,750      144,000
                                              ---------     --------     --------
                                              ---------     --------     --------


     The following unaudited pro forma summary presents consolidated results of operations of the Company for the year ended March 31, 1998 as if the entities acquired under the purchase method had been acquired as of the beginning of 1998:


         Total revenues                       $25,418,781
         Net loss                             $  (741,513)
         Loss per share                       $      (.15)


     The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been in effect for all of 1998. In addition, they are not intended to be a projection of future results and do not reflect any synergies that might be achieved from combined operations.

                      SENTO CORPORATION AND SUBSIDIARIES

                Notes to the Consolidated Financial Statements

                            March 31, 1999 and 1998

     In August 1998, the Company acquired all marketing rights to certain classroom based IT training courses from Educational Systems, Inc. (ESI) for $100,000 cash and between $500,000 and $1,400,000 in future royalties to be paid out over a 33-month period. The purchase agreement also provides for additional payments over the 33-month period contingent on future sales of certain classroom based IT training courses. The intellectual property and marketing rights were being amortized on a straight-line basis over 33 months (note 13). The acquisition has been accounted for by the purchase method and, accordingly, the results of operations of ESI have been included in the Company's consolidated financial statements from August 1998. Effective April 1, 1999, the Company began withholding royalty payments, based upon the Company's working capital position and disagreements with the principals of ESI regarding certain representations and obligations contained in the acquisition agreement.

     Assuming the acquisition of ESI had occurred at April 1, 1997, the Company's results of operations would not have been materially different for either 1999 or 1998, than currently presented in the accompanying consolidated statements of operations.

     In October 1998, the Company acquired equipment and intellectual property from Functional Software Pty., Ltd. (Functional) for $450,000 in cash and 129,656 restricted shares of the Company's common stock. Functional is located in Australia and is a software developer. The transaction was accounted for under the purchase method of accounting. Results of operations have been included in the Company's consolidated financial statements since the date of acquisition.

     The following is a summary of the acquisition:


             Consideration:
                  Cash                                                     $492,440
                  Common stock                                              386,692
                  Acquisition costs incurred                                 98,878
                                                                           --------
                        Total consideration                                 978,010

             Assets acquired and liabilities assumed:
                  Equipment                                                  76,800
                  Intellectual property                                     571,421
                  Accrued liabilities                                       (50,000)
                                                                           --------
                        Total assets acquired and liabilities assumed       598,221
                        Purchase price in excess of fair value              379,789
             In-process research and development costs                      (92,095)
                                                                           --------
                        Goodwill                                           $287,694
                                                                           --------


                      SENTO CORPORATION AND SUBSIDIARIES

                Notes to the Consolidated Financial Statements

                            March 31, 1999 and 1998

     During the year ended March 31, 1999, the Company sold the following businesses:

          West coast sales office (originally acquired as part of the PC Business Solutions acquisition) East coast sales office (originally acquired as part of the GDG acquisition) Sento Limited (located in England and originally acquired as Software Innovations Ltd.) Dewpoint Distributed Solutions (Dewpoint) (located in Orem, Utah) VMS software sales and support operations (Based in American Fork, Utah)

     In addition, the Company sold equipment and intellectual property of Functional.

         The dispositions were accounted for as follows:


             Assets sold:
                  Cash                                                     $  161,184
                  Accounts receivable                                         146,090
                  Inventory                                                    91,282
                  Property and equipment, net                                 283,918
                  Other assets                                                  5,467
                  Intangible assets, net                                    1,020,957
                  Accumulated foreign currency translation                      1,535
                  Minority interest                                            68,201
                                                                           ----------
                                                                            1,778,634

             Less liabilities assumed:
                  Long-term debt                                              (40,325)
                  Accounts payable                                           (373,693)
                  Accrued liabilities                                         (62,639)
                  Deferred revenue                                           (537,012)
                                                                           ----------
                        Net assets sold                                       764,965

             Consideration received:
                  Treasury stock                                             (212,563)
                  Accounts receivable                                         (40,000)
                  Notes receivable, net of reserves                          (175,000)
                                                                           ----------
                        Loss on disposition of businesses                  $  377,402
                                                                           ----------
                                                                           ----------


(4)  NOTES RECEIVABLE

     At March 31, 1999, the Company had a note receivable, net of reserves, of $175,000. This note receivable was from the disposition of the west coast sales office. The note is noninterest bearing and is due June 1, 2004.

     At March 31, 1998, the Company had notes receivable. The first note was due from an employee and had a balance of $28,000, which was paid during fiscal 1999. The second note receivable had a balance of $110,000, was due from an officer and director of the Company and was taken as compensation by the officer in fiscal 1999.

(5)  PROPERTY AND EQUIPMENT

     Property and equipment consist of the following as of March 31:


                                                        1999             1998
                                                     ----------       ---------
             Land                                    $        -          36,021
             Building and improvements                        -         254,327
             Leasehold improvements                     181,773          94,010
             Furniture, fixtures, and equipment       3,686,951       1,413,438
                                                     ----------       ---------
                                                      3,868,724       1,797,796
             Less accumulated depreciation             (960,827)       (522,894)
                                                     ----------       ---------
                                                     $2,907,897       1,274,902
                                                     ----------       ---------
                                                     ----------       ---------


(6)  NOTE PAYABLE TO BANK AND LONG-TERM DEBT

     On June 8, 1999, the Company renegotiated the terms of its line-of-credit agreement with a bank. The Company can draw up to $2,000,000 under the agreement, subject to eligible receivable balances. The outstanding balance accrues interest at prime plus two percent and is subject to certain restrictive covenants. The Company also issued warrants to purchase 60,000 shares of common stock at $1.60 per share to the bank in connection with the line of credit. The stock purchase warrant is currently exercisable at $1.60 and expires March 2, 2004. As of March 31, 1999, the Company has $1,000,000 outstanding against the credit line.

     Long-term debt at March 31, 1999 and 1998, consisted of the following:


                                                                                   1999             1998
                                                                                ----------       ---------
             10% note payable in monthly installments of $4,871, including
                interest, due August 2000, secured by equipment                  $ 87,569         146,218

             8% note payable in monthly installments of $5,890, including
                interest, due May 2000, secured by equipment                       91,572               -

             9% note payable in monthly installments of $1,196, including
                interest, due January 2002, secured by equipment                        -          59,546

             9% - 12% notes payable in monthly installments totaling $4,368,
                including interest, secured by equipment                          115,792          80,912



                                                                                   1999             1998
                                                                                ----------       ---------
             8.25% first mortgage payable in monthly installments of $1,173, including interest, with final payment of $107,417 due July 15,
                1999, secured by the Company's land and building                 $      -         113,634

             8.70% SBA loan payable in monthly installments of $1,078,
                including interest, due February 2011, secured by the
                Company's land and building                                             -          94,423
                                                                                ----------       ---------
                          Total long-term debt                                    294,933         494,733
             Less current portion                                                 191,741         131,774
                                                                                ----------       ---------
                          Long-term debt, excluding current portion              $103,192         362,959
                                                                                ----------       ---------
                                                                                ----------       ---------


     Aggregate maturities of long-term debt are as follows: 2000, $191,741; 2001, $82,885; and 2002, $20,307. The Company's debt covenants require, among other things, the maintenance of a minimum net worth, debt to net worth ratio and income. The Company did not comply with these financial covenants at March 31, 1999. The Company received waivers and amendments with respect to these covenants from all pertinent parties for March 31, 1999.

(7)  CONVERTIBLE BONDS

     In July 1997, the Company sold to Canadian Imperial Holdings, Inc. (Canadian Imperial) $1,000,000 of six percent Series A Convertible Bonds with attached warrants to purchase 42,500 shares of common stock from $4.00 to $5.50 per share. The bonds are convertible into shares of Sento common stock beginning October 6, 1997, at a conversion price equal to the lesser of 85 percent of the average closing bid price of the Sento common stock for the five trading days preceding Canadian Imperial's notice of conversion or $5.22. In the event the bonds have not been converted previously, the aggregate principal amount of the bonds, together with accrued interest, will be converted into shares of Sento common stock on July 7, 1999. The bonds are redeemable by Sento, at its discretion, at any time after September 5, 1997, at a price equal to 115 percent of the unpaid principal amount of the bonds to be redeemed, plus accrued interest. The warrants are exercisable until May 31, 1999. Sento has also granted to Canadian Imperial certain rights to register shares of Sento common stock issuable upon the conversion of the bonds. Of the total proceeds, $55,465 was allocated to the value of the warrants and is recorded as an addition to paid-in capital.

     The conversion price of the bonds is considered a beneficial conversion feature which increases the effective interest rate of the bond and is reflected as a charge to interest expense. The interest expense is recognized from the date the bond is issued to the date it first becomes convertible. The interest expense related to the beneficial conversion feature is $150,000. Because the amount was not previously recognized, the 1998 consolidated financial statements have been restated to show the $150,000 as a contribution of capital and increased interest expense. This restatement caused earnings per share of $0.01, as previously reported, to decrease to a net loss per share of $0.02.

     During the year ended March 31, 1999, $500,000 of principal ($472,267, book value), and $48,000 of accrued interest, were converted to common shares.

(8)  INCOME TAXES

       Income tax (expense) benefit consists of:


                                             CURRENT       DEFERRED      TOTAL
                                            ---------      --------    --------
             Year ended March 31, 1999:
                  Federal                   $(399,469)     (48,736)    (448,205)
                  State                       (50,000)      (4,263)     (54,263)
                                            ---------      --------    --------
                                            $(449,469)     (52,999)    (502,468)
                                            ---------      --------    --------
                                            ---------      --------    --------

             Year ended March 31, 1998:
                  Federal                   $ 316,720      (99,539)     217,181
                  State                       118,786      (33,877)      84,909
                                            ---------      --------    --------
                                            $ 435,506     (133,416)     302,090
                                            ---------      --------    --------
                                            ---------      --------    --------


     Actual income tax expense differs from the "expected" tax expense (computed by applying the U.S. federal corporate income tax rate of 34 percent to income before income taxes) as follows:


                                                                        1999          1998
                                                                    -----------     -------
            Computed "expected" tax (benefit) expense               $(2,807,472)     73,122
            Increase (decrease) in income taxes resulting from:

                 State income taxes, net of federal tax benefit         (35,813)     56,040
                 Nonconsolidated losses (income)                        (90,520)     48,074
                 Nondeductible goodwill                                 315,502      26,143
                 Nondeductible interest                                  17,554      15,300
                 Nondeductible acquisition costs                              -       8,500
                 Change in valuation allowance                        2,106,307        (730)
                 Other                                                   (8,026)     75,641
                                                                    -----------     -------
                       Income tax (benefit) expense                 $  (502,468)    302,090
                                                                    -----------     -------
                                                                    -----------     -------


     The tax effects of temporary differences that give rise to current deferred tax assets and noncurrent deferred tax liabilities at March 31, 1999 and 1998, are presented below:


                                                                        1999          1998
                                                                    -----------     -------
            Deferred tax assets:
                 Accrued liabilities                                $   179,848      69,341
                 Deferred compensation                                   88,148           -
                 Allowance for doubtful accounts                         77,837     149,199
                 Intangible assets                                      212,890           -
                 Net operating loss carryforward                      1,776,402           -
                 Other                                                   94,013      19,451
                                                                    -----------     -------
                       Total                                          2,429,138     237,991
            Valuation allowance                                      (2,332,082)    (19,451)
                                                                    -----------     -------
                       Net assets                                   $    97,056     218,540
                                                                    -----------     -------

            Deferred tax liabilities:
                 Property and equipment                             $    97,056      13,558
                 Intangible assets                                            -     257,981
                                                                    -----------     -------
                       Total liabilities                            $    97,056     271,539
                                                                    -----------     -------
                                                                    -----------     -------


     The valuation allowance for deferred tax assets as of March 31, 1997 was $20,181. The net change in the total valuation allowance for the periods ended March 31, 1999 and 1998, was an increase of $2,312,631 and a decrease of $730, respectively.

     Subsequently recognized tax benefits relating to the valuation allowance for deferred tax assets as of March 31, 1999, will be allocated as an income tax benefit to be reported in the consolidated statement of operations.

     At March 31, 1999, the Company has net operating loss carryforwards for federal income tax purposes of $4,762,473 which expire in 2019.

(9)  LEASES

     The Company has operating leases for office space and equipment. The Company incurred rent expense of $659,176 and $241,245 for the years ended March 31, 1999 and 1998, respectively. Future minimum rent payments under existing operating leases are $687,320 in fiscal 2000, $684,638 in fiscal 2001, $661,882 in fiscal 2002, $623,449 in fiscal 2003, and $1,116,942 thereafter.

(10) RETIREMENT PLAN

     The Company has a qualified defined contribution retirement plan under
     Section 401(k) of the Internal Revenue Code. The plan covers all employees who meet minimum age and service requirements, and allows participants to defer a portion of their annual compensation on a pretax basis. In addition, employer contributions are made at the discretion of the Board of Directors. Participants are fully vested at all times in employee contributions. Employer contributions vest over a six-year period. Employer contributions of $29,856 and $19,058 were made for the periods ended March 31, 1999 and 1998, respectively.

(11) COMMON STOCK

     STOCK OPTIONS

     The Company has adopted a stock option plan (the Plan) pursuant to which the Company's Board of Directors may grant stock options to officers and key employees. The Plan authorizes grants of options to purchase up to 2,500,000 shares of authorized but unissued common stock. Stock options are granted with an exercise price not less than the stock's fair market value at the date of grant. All stock options have ten-year terms. The number of shares granted, vesting period, and price per share is determined by the Board of Directors. Stock options vest over three or four years. At March 31, 1999, there were 1,155,982 additional shares available for grant under the Plan.

     In addition to options granted under the Plan, the Company also granted 900,000 options in connection with the hiring of a new CEO in 1998, the 900,000 options are included in the tables below. 500,000 of these options were issued at prices below fair market value and a total of $240,000 in compensation expense related to these options was to be recognized ratably over one to four years. For the years ended March 31, 1999 and 1998, total compensation expense for these options was $48,000 and $41,425, respectively. In April of 1999, these options were cancelled.

     In fiscal 1999, the Company granted an additional 625,000 options outside of the Plan to key members of management and employees, all of which were issued at or above fair market value and included in the tables below. In April 1999, 215,000 of the options issued outside of the Plan in 1999 were cancelled and 750,000 new options under the Plan were issued at fair value market value.

     Stock option activity, relating to qualified and nonqualified options during the periods indicated is as follows:


                                                                    PERIODS ENDED MARCH 31,
                                                       --------------------------------------------------
                                                                1999                       1998
                                                       -----------------------    -----------------------
                                                                     WEIGHTED-                  WEIGHTED-
                                                                      AVERAGE                    AVERAGE
                                                        NUMBER       EXERCISE       NUMBER      EXERCISE
                                                       OF SHARES       PRICE      OF SHARES       PRICE
                                                       ---------     --------     ---------     --------
             Balance outstanding at
               beginning of year                       2,013,601       $3.78        883,185       $3.05
                 Granted                               1,012,250        3.33      1,417,000        4.35
                 Exercised                               (14,882)       1.24       (127,262)       1.24
                 Forfeited                              (284,097)       4.19       (159,322)       3.78
                                                       ---------                  ---------

             Balance outstanding at end of year        2,726,872        3.74      2,013,601        3.78

             Exercisable at end of year                  699,845       $3.29        134,311       $2.96
                                                       ---------                  ---------
                                                       ---------                  ---------

             Weighted-average fair value of options
               granted during the year                   $1.36                      $2.05


     The following table summarizes information about stock options outstanding at March 31, 1999:


                      NUMBER
                       OUT-        WEIGHTED-                    NUMBER
                     STANDING       AVERAGE      WEIGHTED-    EXERCISABLE    WEIGHTED-
                        AT         REMAINING      AVERAGE         AT          AVERAGE
         EXERCISE    MARCH 31,    CONTRACTUAL    EXERCISE      MARCH 31,     EXERCISE
          PRICE        1999          LIFE          PRICE         1999          PRICE
         --------    ---------    -----------    --------     -----------    --------
          $1.24        124,122        6.8          $1.24         99,828        $1.24
           1.53        100,000       10.0           1.53        100,000         1.53
           2.50        144,250        9.8           2.48              -            -
           3.50         96,000        7.1           3.50         48,000         3.50
           3.87        743,000        8.0           3.74              -            -
           4.00        157,000        8.2           4.00         45,600         4.00
           4.50      1,362,500        8.0           4.38        406,417         4.30
                     ---------                                -----------
                     2,726,872        8.1           3.74        699,845         3.29
                     ---------                                -----------
                     ---------                                -----------


     The fair value of each option grant is estimated on the date of grant using the Black Scholes option-pricing model with the following weighted-average assumptions: 1998 - expected dividend yield zero percent, risk-free interest rate of 5.34 percent, expected life of 5 years, and expected stock-price volatility of 45.14 percent; 1999 - expected dividend yield zero percent, risk-free interest rate of 5.35 percent, expected stock-price volatility of 54.92 percent, and expected life of 5 years.

     The Company applies APB 25 in accounting for both its Plan and nonqualified options. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS 123, the Company's net loss would have been increased to the pro forma amounts indicated below:


                                                                           1999            1998
                                                                       -----------       --------
            Net loss                                As reported        $(7,754,803)       (87,025)
                                                    Pro forma           (8,896,628)      (656,344)

            Basic and diluted loss per share        As reported              (1.31)         (0.02)
                                                    Pro forma                (1.51)         (0.13)


     The full impact of calculating compensation cost for stock options under SFAS 123 may not be representative of the effects on reported net income for future years.

     STOCK WARRANTS

     Outstanding warrants to purchase shares of the Company's common stock are as follows:


            NUMBER OF             EXERCISE                     EXPIRATION
             WARRANTS              PRICE                          DATE
            ---------            -----------            -------------------------
             320,000               $5.50                        July 1999
              42,500             4.00 - 5.50                    May 1999
              50,000                4.75                     September 1999
              57,500             4.13 -4.25             February through May 2001
              20,000                1.56                       March 2004
            ---------
             490,000
            =========


     PRIVATE PLACEMENT

     In August of 1997, the Company completed a private offering of unregistered shares of its common stock to certain accredited investors. The shares were sold in units at $12.50 per unit, with each unit consisting of three shares of common stock plus a warrant to purchase one share of common stock for $5.50 before July 1999. In the offering, the Company sold 240,000 units consisting of 720,000 shares of common stock and warrants to purchase 240,000 shares of common stock from which $2,937,380 in net cash proceeds were received. Also the placement agent received warrants to purchase 80,000 shares of common stock at $5.50 per share which expire in July 1999.

     EMPLOYEE STOCK PURCHASE PLAN

     The Company has adopted a stock purchase plan under which 200,000 shares of common stock are reserved for future issuance to employees of the Company.The purpose of the stock purchase plan is to provide a method whereby certain employees of the Company may acquire a proprietary interest in the Company through the purchase of shares of common stock. The stock purchaseplan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. As of March 31, 1999, the Company had sold 36,133 shares to employees of the Company.

(12) RESTRUCTURING CHARGES

     In an effort to improve productivity, the Company implemented a restructuring plan that included the closing of the Company's network consulting operations in Southern California. The Company recorded restructuring charges of $229,829 in December 1998 as a result of closing the above mentioned operations. Restructuring charges include severance costs of terminated employees, future minimum rent obligations for the vacated facilities and the write-off of the unamortized balance of intangible assets of $202,179.

(13) ASSET IMPAIRMENT

     The Company recorded impairment of assets totaling $454,546 in December 31, 1998 and $426,296 as of March 31, 1999. The impairment represents the write-down of unamortized marketing rights, goodwill, and noncompete agreements purchased with its acquisition of Astron, Inc., and its exclusive marketing, representative, Educational Systems, Inc. The write down was based on incurred losses and projected negative cash flow from operations relating to classroom based training. During the first nine months of fiscal 1999 the Company spent substantial amounts on selling and marketing expenses in an effort to increase training revenues, however, such expenditures resulted in no significant increase in revenues and a substantial loss in the training division. During the fourth quarter of fiscal 1999, the Company significantly changed its strategic focus from providing classroom training to providing custom corporate IT training, video, and training in several vertical niche markets.

(14) SEGMENT REPORTING

     The Company has adopted SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. The Company's three reportable business segments have separate management teams. The segments include Technical Services, Training Services, Product Sales and Consulting (VAR Business).

     TECHNICAL SERVICES: This segment offers a range of IT outsourcing services consisting of "call center," "help desk," and technical support services.

     TRAINING SERVICES: This segment provides seminar training workshops, customized corporate training programs and multi-media presentations, all of which are designated to teach and reinforce skills required to make IT systems work effectively.

     VAR BUSINESS (PRODUCT SALES AND CONSULTING): This segment sells computer hardware and software as well as offering customized IT consulting services in the areas of network, systems and financial information.

     The "Other" column includes corporate related items and results of insignificant operations.


                                          TECHNICAL        TRAINING           VAR
                                          SERVICES         SERVICES         BUSINESS           OTHER           TOTAL
                                         -----------       ---------       ----------       ----------      ----------
                   1999
        Revenues                         $ 3,019,217       3,430,728       14,775,285                -      21,225,230
        Cost of sales                      3,157,336       2,124,519       10,105,160                -      15,387,015
        Depreciation                         295,202          48,769          145,678          133,859         623,508
        Amortization of intangible
          assets                                   -         317,612          318,741          155,103         791,456
        Restructuring charges                      -               -          229,829                -         229,829
        Impairment of long-lived
          assets                                   -         880,842                -                -         880,842
        Write-off of in-process
          research and development                 -               -           92,095                -          92,095
        Segment operating loss            (1,507,290)     (4,517,333)      (1,827,883)      (1,519,644)     (9,372,150)
        Total assets                       3,457,168         502,246        2,161,143        1,180,614       7,301,171



                                          TECHNICAL        TRAINING           VAR
                                          SERVICES         SERVICES         BUSINESS           OTHER           TOTAL
                                         -----------       ---------       ----------       ----------      ----------
                   1998
        Revenues                         $         -        715,787        19,924,058                -      20,639,845
        Cost of sales                              -        241,755        13,985,316                -      14,227,071
        Depreciation                               -         11,950           332,934           40,408         385,292
        Amortization of intangible
          assets                                   -         57,385           136,599           21,000         214,984
        Segment operating loss                     -       (297,808)       (1,416,585)      (1,352,745)     (3,067,138)
        Total assets                               -        713,441         7,569,272        7,577,939      15,860,652


       Significant foreign sales in 1999 are as follows:


                                        1998               1999
                                     ----------          ---------
        United Kingdom               $  402,511            984,782
        Australia                       780,277          1,613,034
                                     ----------          ---------
                                     $1,182,788          2,597,816
                                     ==========          =========


(15) RELATED PARTY TRANSACTIONS

     During fiscal 1999, the Company sold land and a building to a former employee who was also a director of the Company at the time of the sale. The property was sold for $192,722 in cash and 58,000 shares of the Company's common stock. The net gain recognized on the sale was $124,578.

(16) LIQUIDITY AND SUBSEQUENT EVENT

     During the year ended March 31, 1999, the Company incurred a net loss of $7,754,803 and used cash in operating activities of $3,362,744. Management has implemented plans to raise debt and equity capital sufficient for continued operations. In the opinion of management, the continued implementation of these plans will permit the Company to meet its operating requirements, at least through the next fiscal year; however, the Company is subject to many uncertainties over which management has limited control, any one of which could adversely affect the Company's operating cash flows and thus create cash flow problems for the Company.

     On June 9, 1999 the Company completed the initial closing of a private placement of common stock and warrants resulting in total consideration received to that date of approximately $1,600,000. The offering period of the private placement will continue through July 2, 1999, during which time Sento will seek to raise an additional amount which will bring the private placement to its maximum amount of $1,920,000. This maximum amount of the private placement is in the form of 600,000 units consisting of two shares of common stock and a warrant to purchase one share of common stock. The units were and are being sold at a price of $3.20 per unit. The stock purchase warrants are exercisable for a three year period at $2.50 per share.

(17) PROSPECTIVE ACCOUNTING PRONOUNCEMENTS ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

     In March 1998, the Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 98-1, ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE. SOP 98-1 identifies the characteristics of internal-use software and provides examples to assist in determining when computer software is for internal use. SOP 98-1 is effective for financial statements for fiscal years beginning after December 15, 1998. Management does not expect that adoption of SOP 98-1 will have a material impact on the Company's consolidated financial position, results of operations, or liquidity.

(18) COMMITMENTS AND CONTINGENCIES

     The Company is involved with potential claims which have arisen in the normal course of business. While the ultimate results of these matters cannot be predicted with certainty, management does not expect them to have a material adverse effect on the financial position or results of operations of the Company.

                                     APPENDIX D

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  UNITED STATES

                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                   FORM 10-QSB

/X/ Quarterly Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       For the Quarter Ended June 30, 1999

/ / Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          COMMISSION FILE NUMBER 06425

                                SENTO CORPORATION
                      (Exact Name of Small Business Issuer as
                             Specified in its Charter)
                            808 East Utah Valley Drive
                             American Fork, Utah 84003
                      (Address of Principal Executive Offices)

               UTAH                                              87-0284979
 (State or other Jurisdiction of                              (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)

        Issuers telephone number, including area code: (801) 492-2000

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              Yes /X/ No / /

State the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

              Class                         Outstanding at
                                            June 30, 1999
    -------------------------               -------------
    Common capital stock                      7,767,312
    $.25 par value per share

Transitional Small Business Disclosure Format (check one):

                              Yes / / No /X/

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                SENTO CORPORATION

                         Quarterly Report on Form 10-QSB
                           Quarter ended June 30, 1999

                                      INDEX

PART I.           FINANCIAL INFORMATION                                                        Page
                  Item 1.           Financial Statements

                                    Condensed Consolidated Balance Sheets
                                    June 30, 1999 and March 31, 1999                            3

                                    Condensed Consolidated Statements of
                                    Operations Three Months ended June 30,                      4
                                    1999 and 1998

                                    Condensed Consolidated Statements of
                                    Cash Flows Three Months ended June 30,
                                    1999 and 1998                                               5

                                    Notes to Condensed Consolidated Financial
                                    Statements                                                  6

                  Item 2.           Management's Discussion and Analysis of
                                    Financial Condition and Results of Operations               9



PART II. OTHER INFORMATION

                  Item 1.  Legal Proceedings                                                   12

                  Item 2.  Changes in Securities                                               12

                  Item 5.  Other Information                                                   13

                  Item 6.  Exhibits and Reports on Form 8-K                                    13

                  Signatures                                                                   13

PART I   FINANCIAL INFORMATION
Item 1.  Financial Statements

                                SENTO CORPORATION
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                    JUNE 30, 1999   MARCH 31, 1999
                                                                    -------------   --------------
                                                                     (UNAUDITED)
Current assets:
       Cash                                                           $  579,536      $  275,893
       Accounts receivable (net)                                       2,612,507       3,075,460
       Income taxes receivable                                            50,018         375,148
       Other current assets                                               77,236         391,882
                                                                     -----------     -----------
                Total current assets                                   3,319,297       4,118,383

Property and equipment (net)                                           2,812,191       2,907,897
Other assets                                                             346,733         274,891
                                                                     -----------     -----------
                Total Assets                                         $ 6,478,221     $ 7,301,171
                                                                     -----------     -----------
                                                                     -----------     -----------


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
        Bank line of credit                                             $      -     $ 1,000,000
        Current portion of long-term debt                                409,215         409,923
        Accounts payable                                               1,848,814       2,197,129
        Accrued liabilities                                              705,234       1,548,779
        Deferred revenue                                                 185,314         500,321
                                                                     -----------     -----------
                Total current liabilities                              3,148,577       5,656,152
                                                                     -----------     -----------
Long-term liabilities:
        Convertible bonds                                                      -         472,266
        Long-term debt, net of current portion                           232,593         286,317
                                                                     -----------     -----------
                Total long-term liabilities                              232,593         758,583
                                                                     -----------     -----------
Stockholders' equity:
        Common stock                                                   1,992,268       1,580,607
        Additional paid-in capital                                     9,153,963       7,247,143
        Deferred compensation                                            (42,394)       (204,814)
        Accumulated deficit                                           (7,593,869)     (7,327,537)
        Accumulated other comprehensive loss - foreign                   (26,354)        (22,400)
           currency translation
        Treasury stock                                                  (386,563)       (386,563)
                                                                     -----------     -----------
                Total stockholders' equity                             3,097,051         886,436
                                                                     -----------     -----------
                Total liabilities and stockholders' equity           $ 6,478,221     $ 7,301,171
                                                                     -----------     -----------
                                                                     -----------     -----------

                                                                          3

                                SENTO CORPORATION
                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                   THREE MONTHS               THREE MONTHS
                                                      ENDED                      ENDED
                                                  JUNE 30, 1999              JUNE 30, 1998
                                               ---------------------      ---------------------
Revenue                                               $  3,301,721               $  1,486,365
Cost of sales                                            2,341,010                    684,023
                                               ---------------------      ---------------------
        Gross profit                                       960,711                    802,342
                                               ---------------------      ---------------------
Costs and expenses:
        Selling general and administrative               1,165,501                  1,815,831
         Amortization of intangible assets                       -                     71,366
        Research and development                            27,356                     62,314
                                               ---------------------      ---------------------
                Total costs and expenses                 1,192,857                  1,949,511
                                               ---------------------      ---------------------
        Operating loss                                    (232,146)                (1,147,169)
Other income (loss), net                                   (49,076)                   518,800
                                               ---------------------      ---------------------
Loss before taxes                                         (281,222)                  (628,369)
Income tax  benefit                                         66,279                          -
                                               ---------------------      ---------------------
Net loss from continuing operations                       (214,943)                  (628,369)

Loss from discontinued operations, net of
  income taxes                                             (51,389)                  (269,622)
                                               ---------------------      ---------------------
Net loss                                               $  (266,332)               $  (897,991)
                                               ---------------------      ---------------------
                                               ---------------------      ---------------------

Basic and diluted earnings per share:
Loss from continuing operations                              (0.03)                     (0.11)
Loss from discontinued operations                            (0.01)                     (0.05)
                                               ---------------------      ---------------------
Net loss per common share                               $    (0.04)                $    (0.16)
                                               ---------------------      ---------------------
                                               ---------------------      ---------------------

Weighted average number of common and
Common equivalent shares outstanding:

Basic                                                    6,267,069                  5,790,109
Diluted                                                  6,267,069                  5,790,109

                                SENTO CORPORATION
                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                         THREE MONTHS      THREE MONTHS
                                                                             ENDED             ENDED
                                                                        JUNE 30, 1999      JUNE 30, 1998
                                                                     -------------------------------------
Cash flows from operating activities:
     Net loss                                                                 $(266,332)      $ (897,991)
     Adjustments to reconcile net loss to net
        Cash used by operating activities:
            Depreciation and amortization                                       280,557           213,436
            Loss on disposal of assets                                            8,053                 -
            Amortization of  deferred compensation                               11,850            32,345
            Changes in operating assets and liabilities:

                Accounts receivable                                             772,956         1,046,407
                Prepaid taxes                                                   325,130                 -
                Other assets                                                     24,102           183,942
                Accounts payable                                               (348,315)       (1,029,790)
                Accrued liabilities                                            (779,453)         (198,837)
                Deferred revenue                                               (108,007)         (218,806)
                                                                             ----------       -----------
                   Net cash used in operating activities                        (79,459)         (869,294)
                                                                             ----------       -----------
Cash flows used in investing activities:
     Purchase of furniture and equipment                                       (222,904)         (102,605)
                                                                             ----------       -----------
Cash flows from financing activities:
     Proceeds from issuance of stock                                          1,659,997           258,629
     Issuance of long-term debt                                                       -           146,219
     Net payments on line of credit                                          (1,000,000)                -
     Proceeds from stock options exercised                                        4,395                 -
     Principal payments of long-term debt                                       (54,432)          (27,070)
     Foreign currency translation                                                (3,954)           (3,067)
                                                                             ----------       -----------
                   Net cash provided by financing activities                    606,006           374,711
                                                                             ----------       -----------
Net increase (decrease) in cash                                                 303,643          (597,188)
Cash at beginning of period                                                     275,893         5,807,014
                                                                             ----------       -----------
Cash at end of period                                                         $ 579,536       $ 5,209,826
                                                                             ----------       -----------
                                                                             ----------       -----------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for:
     Interest                                                                 $  22,195       $     4,722
     Income taxes                                                                     -               250

                                SENTO CORPORATION
                                AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)

A.       BASIS OF PRESENTATION

         The accompanying unaudited condensed consolidated financial statements are stated in accordance with the instructions to Form 10-QSB and do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

         Operating results for the three months ended June 30, 1999 are not necessarily indicative of the results that may be expected for the full year. The unaudited condensed consolidated financial statements should be read in conjunction with the condensed consolidated financial statements and footnotes thereto included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 1999.

         Certain balances in the financial statements for the three-month period ended June 30, 1998 have been reclassified to conform to the current presentation.

B.       COMPREHENSIVE LOSS

         The Company adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting Comprehensive Income," effective April 1, 1998. SFAS 130 establishes standards for reporting and displaying comprehensive loss and its components in financial statements. The components of the Company's comprehensive loss are as follows:

                                                                THREE MONTHS ENDED                 THREE MONTHS ENDED
                                                                   JUNE 30, 1999                      JUNE 30, 1998
                                                             -----------------------------------------------------------
          Net loss                                                  $(266,332)                        $ (897,991)
          Foreign currency translation
            adjustment                                                 (3,954)                            (3,067)
                                                                    ---------                         ----------
          Comprehensive income loss                                 $(270,286)                        $ (901,058)
                                                                    ---------                         ----------
                                                                    ---------                         ----------

                                                                          6

C.       COMMON STOCK

         THREE MONTHS ENDED JUNE 30, 1999
         During the three months ended June 30, 1999, all outstanding convertible bonds including accrued interest were converted into 401,264 shares of the Company's common stock. The Company also completed a private placement of common stock in June of 1999, whereby 600,000 units, consisting of two shares of common stock and a warrant to purchase one share of common stock, were sold. The units were sold at a price of $3.20 per unit for total proceeds of $1,880,522 (net of $39,478 in offering costs). Of the total proceeds, cash from subscriptions totaling $260,003 was received in July of 1999. The warrants are exercisable for a three-year period at $2.50 per share.

         In addition to the above transactions, options to purchase 45,377 shares of the Company's common stock were exercised during the three months ended June 30, 1999.

         THREE MONTHS ENDED JUNE 30, 1998
         During the three months ended June 30, 1998, warrants to purchase 73,894 shares of the Company's common stock were exercised for proceeds of $258,629.

D.       LOSS PER SHARE

         Loss per share is computed in accordance with Financial Accounting Standards Board Standard No. 128, "Earnings Per Share". Basic loss per share is computed as net loss divided by the weighted average number of common shares outstanding for the period. Diluted loss per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and other convertible securities. The computation of diluted loss per share for the three months ended June 30, 1999 excludes the assumed conversion of $500,000 in convertible bonds prior to the conversion to common stock on June 16, 1999 and June 20, 1999, because the impact of the conversion would be anti-dilutive. The computation of diluted earnings per share for the three months ended June 30, 1998 excludes the assumed conversion of $1,000,000 in convertible bonds because the impact of the conversion would be anti-dilutive. Employee stock options of 1,999,125 and 1,966,601, and warrants of 1,087,500 and 560,000 to purchase common stock that were outstanding during the three months ended June 20, 1999 and 1998, respectively, were not included in the computation of diluted loss per share because to do so would be anti-dilutive.

E.       DISCONTINUED OPERATIONS

         In June of 1999, the Company completed the sale of its VAR business and certain related assets. The Orem VAR business was sold effective June 30, 1999. The Company received cash of $50,000 and future contingent earn-out payments of up to $350,000 to be received over 36 months. The Company recognized a gain on the sale before income taxes of approximately $5,000 that has been included in the loss from discontinued operations for the three months ended June 30, 1999.

         The VAR business has been accounted for as discontinued operations, and accordingly, the results of operations are segregated from continuing operations in the accompanying statements of operations. Revenue, operating costs and expenses, other income and expenses, and income taxes of this business have been reclassified to discontinued operations for the three months ended June 30, 1999 and 1998. No allocation of general corporate overhead has been made to discontinued operations relating to this business. The assets and liabilities related to discontinued operations as of March 31, 1999 are approximately $240,000 and $210,000, respectively.

F.       SEGMENT REPORTING

         The Company has adopted SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. The Company's two reportable business segments have separate management teams. The segments include Technical Services and Training Services.

         TECHNICAL SERVICES: This segment offers a range of IT outsourcing services consisting of "call center," "help desk," and technical support services provided through the Company's "E-customer Contact Center."

         TRAINING SERVICES: This segment provides seminar training workshops, customized corporate training programs and multi-media presentations, all of which are designed to teach and reinforce skills required to make IT systems work effectively.

         The "Other" column includes corporate related items and results of insignificant operations.

         Summarized financial information concerning the Company's reportable segments for the three months ended June 30, 1999 and 1998 is shown in the following table:

                                         TECHNICAL        TRAINING
                   1999                  SERVICES         SERVICES          OTHER          TOTAL
        ----------------------------   --------------   -------------- --------------  ---------------
        Revenues                       $   2,128,492         895,742        277,487        3,301,721
        Cost of sales                      1,744,338         488,708        107,964        2,341,010
        Depreciation                         226,061           6,900         40,767          273,728
        Segment operating income
           (loss)                           (121,126)       (123,909)        12,889         (232,146)
        Total assets as of June
           30, 1999                        3,503,745         601,456      2,373,020        6,478,221

                                         TECHNICAL        TRAINING
                   1998                  SERVICES         SERVICES          OTHER          TOTAL
        ----------------------------   --------------   -------------- --------------  ---------------
        Revenues                       $     287,454          776,103       422,808        1,486,365
        Cost of sales                         48,560          497,238       138,225          684,023
        Depreciation                           5,863           15,015        17,604           38,482
        Amortization of intangible
           assets                                  -           57,386        13,980           71,366
        Segment operating loss               (47,514)        (774,446)     (325,209)      (1,147,169)
        Total assets as of June
           30, 1998                        2,253,973        1,449,938    10,232,352       13,936,263

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

GENERAL

Sento Corporation ("Sento" or the "Company") provides integrated information technology ("IT") solutions for Windows NT, UNIX, Open VMS,
Internet/Intranet, and networked computing environments. Through its wholly owned subsidiaries, Sento delivers outsourced training, consulting and technical support services.

Sento Training Corporation ("Sento Training") provides classroom training courses, seminar training workshops, customized corporate training programs and multi-media presentations, all of which are designed to teach and reinforce skills required to make IT systems work effectively. Sento Technical Services Corporation ("Sento Technical Services") offers a range of IT outsourcing services consisting of "call center", "helpdesk", and technical support services. The Company conducts substantially all of its foreign operations through Sento Australia Pty. Ltd. ("Sento Australia") based in Sydney, Australia.

THREE MONTHS ENDED JUNE 30, 1999 COMPARED TO THREE MONTHS ENDED JUNE 30, 1998.

Revenues

Revenues increased 122%, or $1,815,356, from $1,486,365 for the three months ended June 30, 1998 to $3,301,721 for the three months ended June 30, 1999. These revenues were generated primarily from the following two areas:

Technical services revenues increased 640%, or $1,841,038, from $287,454 for the three months ended June 30, 1998 to $2,128,492 for the three months ended June 30, 1999. The Company began this operation during the quarter ended March 31, 1998, and this significant increase reflects the Company's strategic focus on providing IT services.

Training revenues increased 15%, or $119,639, from $776,103 for the three months ended June 30, 1998 to $895,742 for the same period in 1999. This increase represents the Company's transition from primarily providing classroom-based training to providing custom corporate and other forms of IT training.

Cost of Sales

Costs of sales consists primarily of salaries and employee benefits for the Company's full and part-time employees, consultants, engineers, agents, and instructors; travel expenses relating to consulting and training activities; facilities costs; and depreciation on property and equipment used in providing technical support services.

Cost of sales increased 242%, or $1,656,987, from $684,023 for the three months ended June 30, 1998 to $2,341,010 for the same period in 1999. Gross profit as a percentage of revenues decreased by 25%, from 54% of revenues during the three months ended June 30, 1998 to 29% of revenues for the same three-month period in 1999. The decline in gross margin is primarily the result of a shift in the Company's revenue mix towards technical services, which generate lower gross profit margins. Generally, the lower gross profit margins are offset by lower sales and marketing expenses needed to generate technical services.

Selling General and Administrative Expenses

Selling general and administrative expenses decreased 36%, or $650,330, from $1,815,831 for the three months ended June 30, 1998 to $1,165,501 for same three-month period in 1999. The decrease was due to management's focus on cost reduction and a shift to less expensive marketing methods. Start-up activities associated with the Company's training and technical services divisions also contributed to higher general and administrative expenses during the three-month period ended June 30, 1998.

The Company recorded $71,366 of amortization expense relating to intangible assets during the three months ended June 30, 1998. The intangible assets that were amortized in 1998 were subsequently disposed of or written off due to impairment. Therefore, there is no amortization expense for the three months ended June 30, 1999.

Other Income (Expense)

During the three months ended June 30, 1999, the Company recorded other expense (net) of $49,076, as compared to other income (net) of $ 518,800, for the three months ended June 30, 1998. The decrease of $ 567,876 was primarily due to the realization of income during the three months ended June 30, 1998 from the sale of assets. Management does not expect other income to be significant in future periods.

Discontinued Operations

The Company sold all of its VAR business and related assets as of June 30, 1999. The loss from continuing operations reflected in the Statement of Operations for the three months ended June 30, 1999 excludes the VAR business' revenues and expenses. Loss from this discontinued operation was $51,389 for the three months ended June 30, 1999 and $269,622 for the three months ended June 30, 1998.

Liquidity and Capital Resources

At June 30, 1999, the Company had working capital of $170,720, and cash balances had increased 210% or $303,643 from $275,893 at March 31, 1999 to $579,536 at June 30, 1999. The improved liquidity was primarily due to proceeds received from the Company's private placement of common stock in June of 1999.

On June 29, 1999, the Company completed a private placement of common stock and warrants resulting in total consideration received (net of offering costs) of $1,880,000. This private placement was in the form of 600,000 units consisting of two shares of common stock and a warrant to purchase one share of common stock. The units were sold at a price of $3.20 per unit. The stock purchase warrants are exercisable at $2.50 per share. With this new financing, management believes the Company will be able to continue its operations and fund part of its expected growth.

This new financing also made it possible for the Company to restructure its loan with a bank, which provides up to $2,000,000 of financing. The amount available under the bank loan is based on Sento's outstanding accounts receivable. As of June 30, 1999 there were no borrowings outstanding under this bank line of credit.

The Company's primary sources of liquidity have been cash received from sales of assets and cash provided through private sales of equity as well as borrowings under a bank line of credit. In addition, the Company has financed some of its equipment utilized in its business through long-term leasing arrangements. The Company's expansion and continuing operating losses will require the Company to find additional sources of funding in future periods. In the event the Company is not able to find such alternate sources of funding, its ability to pursue its planned business strategy will be limited and it may be forced to reduce operations. There can be no assurance that the Company will be able to obtain necessary capital funding on terms favorable to the Company if at all.

Year 2000

Sento Corporation has organized a Year 2000 oversight committee that is conducting an analysis of the Company's internal compliance and implementing necessary changes to ensure compliance. An overall five-phase plan has been implemented to coordinate the efforts of all offices worldwide.

The five-phase plan is outlined below:

- Discovery: Creation of Year 2000 Project Plan, Organization of Oversight Committee consisting of Site Coordinators for each of the Sento Sites, Members of IT Management and Sr. Management, and Project Manager. Communication with Board of Directors.

- Risk Assessment: Identify and document critical path items for all departments throughout Sento worldwide. Assess risk on each item. Determine current Year 2000 compliance status for each at risk item.

- Equipment and Products: Inventory of internal systems and software and embedded logic equipment. Contacting all suppliers and manufacturers of equipment and products regarding Year 2000 status on products as well as their internal company Year 2000 readiness.

- Testing: Conduct internal testing on all mission critical systems to assure no disruption of service or date-logic concerns.

- Reporting and Contingency Plans: Reporting of results of above phases and proposed contingency plans for all high-risk items.

To date, the Company has completed the Discovery, Risk Assessment, Equipment and Products, and Testing phases. The Company is currently accumulating information for the Reporting and Contingency Plan phase. The Company's mission critical systems primarily consist of newly purchased computers with Intel processors running Microsoft NT/Windows software. The Company's primary mission critical applications have been purchased with documented Year 2000 compliance. The telephone and security systems for the Company's corporate office are newly purchased and Year 2000 certification verification is underway.

While the costs to address the Company's Year 2000 issues cannot readily be determined until the above five phases have been completed, the nature of the systems and software that are implemented in the Company's critical path processes are such that the Company does not anticipate the costs associated with any corrective procedures will be material. The preceding statements regarding the Company's anticipated costs are forward-looking. Actual results could differ materially from those identified in the forward-looking statements. Factors affecting these results include the timing and cost of completing the Company's Year 2000 assessment, the costs of any required remedial measures, the costs of failing to anticipate Year 2000 issues that arise and the existence of any liability to third parties for failure by the Company to have adequately addressed its Year 2000 issues.

In the near term, Year 2000 compliance is creating significant demand for IT products and services such as those provided by the Company. The passage of the Year 2000 may have a material adverse effect on the demand for these services. In addition, while the Company is not aware of any existing potential claims, the occurrence of Year 2000 related system failures in the information systems of clients of the Company could have a material adverse effect on the Company's business, financial condition and results of operation, whether or not the Company bears any responsibility, legal or otherwise, for the occurrence of those problems.

Recently issued Financial Accounting Standards

In March 1998, the Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 98-1, ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE. SOP 98-1 identifies the characteristics of internal-use software and provides examples to assist in determining when computer software is for internal use. SOP 98-1 is effective for financial statements for fiscal years beginning after December 15, 1998. Management does not expect that adoption of SOP 98-1 will have a material impact on the Company's consolidated financial position, results of operations, or liquidity.

Factors Affecting Future Results

This Form 10-QSB contains certain forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended) that involve substantial risks and uncertainties. When used in this Form 10-QSB, the words "anticipate" and "expect" and similar expressions as they relate to the Company or its management is intended to identify such forward-looking statements. The Company's actual results, performance or achievements will differ, and could differ materially from the results, performance or achievements expressed in, or implied by, these forward-looking statements. Risks and uncertainties and other factors that could cause or contribute to such differences include, but are not limited to, the Company's ability to obtain capital funding necessary to pursue its business strategy; difficulties in attracting and retaining highly skilled employees; the Company's ability to manage rapid growth and expansion into new geographic areas and service lines; the Company's ability to develop IT solutions that keep pace with continuing changes in technology, evolving industry standards and changing client preferences; and risks related to Year 2000 failures in client's information systems. These and other risks, uncertainties and other factors are more fully described in the Company's Annual Report on Form 10-KSB.

PART II. OTHER INFORMATION

Item 1.  Legal Proceedings

         a. As of the date of this Report, the Company is not a party to any legal proceedings that are required to be reported under this Item. The Company believes that on June 9, 1999 Educational Systems Inc. ("ESI") filed suit against Sento and Sento Training in the Fourth Judicial District court of Utah County, State of Utah, requesting payment of amounts allegedly payable under an acquisition agreement executed by Sento, Sento Training and ESI, together with an accounting and reconciliation of amounts payable under the agreement and damages based on alleged misrepresentations and interference with economic relations. The Company was never served with papers filed by ESI. In July 1999, the Company, Sento Training and ESI entered into a Settlement and Release Agreement pursuant to which the Company agreed to issue to ESI 169,097 shares of Common Stock in full satisfaction of the obligations of the Company and Sento Training to ESI. In addition, the parties released and discharged any claims they had against each other, whether arising under the original agreement or otherwise.

Item 2.  Changes in Securities

         a. Pursuant to a Convertible Bond and Warrant Purchase Agreement dated as of July 8, 1997, between Canadian Imperial Holdings, Inc. ("CIHI") and the Company, the Company sold to CIHI a Convertible Bond with an "issue price" of $1,000,000 and bearing interest at the rate of six percent (the "Convertible Bond"). The Convertible Bond, including interest on the principal thereof, was convertible by CIHI into shares of the common stock in accordance with the conversion rate set forth in the Convertible Bond upon the earlier of (a) at any time after October 6, 1997 in the discretion of CIHI or (b) automatically on July 8, 1999.

                  On June 16, 1999 and June 22, 1999, CIHI elected to convert $200,000 and $300,000, respectively, of principal value of the Convertible Bond, together with accrued interest thereon, into shares of common stock. In exchange for the cancellation of the converted portion of the Convertible Bond, and the Company issued to CIHI 401,264 shares of common stock.

                  The sale of the convertible bonds and the issuance of the shares of common stock upon the conversion thereof were effected in reliance upon an exemption for sales of securities not involving a public offering, as set forth in
                  Section 4(2) of the Securities Act of 1993, as amended (the "Securities Act"). The Company's reliance upon such exemption was based upon representations and warranties of CIHI contained in transaction documents submitted to the Company by CIHI.

                  On May 11, 1999 and on June 2, 1999, the Company issued 41,829 and 3,548 shares of Common Stock, respectively, upon the exercise of options granted pursuant to the Company's stock option plan.

                  On June 29, 1999, the Company completed a private placement of its common stock whereby 600,000 units consisting of two shares of the Company's common stock and one warrant to purchase one share of the Company's common stock were sold. The units were sold at a price of $3.20 per unit and the stock purchase warrants are exercisable for a three-year period at $2.50 per share. The private placement of the units was effected in reliance upon an exemption for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act and Regulation D promulgated thereunder. The Company's reliance on such exemptions was based upon representations and warranties of the purchasers contained in purchase documents delivered to the Company by each purchaser.

Item 3.  Defaults on Senior Securities

         a.       None

Item 4.  Submission of Matters to Vote of Security Holders

         a.       None

Item 5.  Other Information

         a. In connection with recent revisions to Rule 14a-8 and related rules promulgated under the Securities Exchange Act of 1934, as amended, the company has elected to provide the following information regarding discretionary proxy voting at the Company's 1999 annual meeting of shareholders (the "1999 Meeting"). If a shareholder desiring to advance a proposal for consideration at the Company's 1999 Meeting fails to notify the company of the proposal at least 45 days prior to the month and day of mailing the Company's proxy statement relating to the 1999 annual meeting of shareholders, then management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the 1999 Meeting, without any discussion of the matter in the Company's proxy statement

Item 6.  Exhibits and Reports on Form 8K

         a.       See Exhibit Index attached hereto.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SENTO CORPORATION

                                     (Registrant)

    August 13, 1999                  By: /s/ ARTHUR F. COOMBS, III
                                         -------------------------------------
                                         Arthur F. Coombs, III
                                         President and Chief Executive Officer

    August 13, 1999                  By: /s/ GARY B. FILLER
                                         -------------------------------------
                                         Gary B. Filler
                                         Acting Executive Vice President and
                                         Chief Financial Officer

===============================================================================

                                  UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM 10-QSB

/X/ Quarterly Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    For the Quarter Ended September 30, 1999


/ / Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          COMMISSION FILE NUMBER 06425

                                  SENTO CORPORATION
                        Exact Name of Small Business Issuer as
                               Specified in its  Charter

               UTAH                                           87-0284979
 (State or other Jurisdiction of                           (I.R.S. Employer
  Incorporation or Organization)                           Identification No.)

                    (Address of Principal Executive Offices)
                           808 East Utah Valley Drive
                            American Fork, Utah 84003

          Issuers telephone number, including area code: (801) 492-2000


Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              Yes /X/ No / /

State the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

                           Class                             Outstanding at
                                                          September 30, 1999
                  --------------------                    ------------------
                  Common capital stock                         7,939,416
                      $.25 par value

Transitional Small Business Disclosure Format (check one):

                                  Yes / / No  /X/

===============================================================================

                                SENTO CORPORATION
                         Quarterly Report on Form 10-QSB
                        Quarter ended September 30, 1999


                                      INDEX

PART I.  FINANCIAL INFORMATION                                                    Page
                  Item 1.  Financial Statements

                              Condensed Consolidated Balance Sheets
                              September 30, 1999 and March 31, 1999                 3

                              Condensed Consolidated Statements of
                              Operations Three Months and Six Months
                              ended September 30, 1999 and 1998                     4

                              Condensed Consolidated Statements of
                              Cash Flows Six Months ended September 30,
                              1999 and 1998                                         5

                              Notes to Condensed Consolidated Financial
                              Statements                                            6

                  Item 2.  Management's Discussion and Analysis of
                              Financial Condition and Results of Operations        10



PART II. OTHER INFORMATION

                  Item 2.  Changes in Securities                                   14

                  Item 4.  Submission of Matters to Vote of Security Holders       15

                  Item 6.  Exhibits and Reports on Form 8-K                        15

                  Signatures                                                       15

PART I   FINANCIAL INFORMATION
Item 1.  Financial Statements

                                SENTO CORPORATION
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                   SEPT. 30, 1999      MARCH 31, 1999
                                                                    (UNAUDITED)
                                                                    -----------          -----------
Current assets:
        Cash                                                        $   427,005          $   275,893
        Accounts receivable (net)                                     2,104,710            3,075,460
        Income taxes receivable                                          50,919              375,148
        Other current assets                                            240,884              391,882
                                                                    -----------          -----------
                Total current assets                                  2,823,518            4,118,383

Property and equipment (net)                                          3,042,298            2,907,897
Other assets                                                            295,066              274,891
                                                                    -----------          -----------
                Total Assets                                        $ 6,160,882          $ 7,301,171
                                                                    ===========          ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
        Bank line of credit                                         $   500,000          $ 1,000,000
        Current portion of long-term debt                               148,878              409,923
        Accounts payable                                                915,478            2,197,129
        Accrued liabilities                                             981,662            1,548,779
        Deferred revenue                                                167,142              500,321
                                                                    -----------          -----------
                Total current liabilities                             2,713,160            5,656,152
Long-term liabilities:
        Convertible bonds                                                     -              472,266
        Long-term debt, net of current portion                           45,880              286,317
                                                                    -----------          -----------
                Total long-term liabilities                              45,880              758,583
Stockholders' equity:
        Common stock                                                  2,035,294            1,580,607
        Additional paid-in capital                                    9,515,973            7,247,143
        Deferred compensation                                           (34,549)            (204,814)
        Accumulated deficit                                          (7,702,560)          (7,327,537)
        Accumulated other comprehensive loss - foreign
             currency translation                                       (25,753)             (22,400)
        Treasury stock                                                 (386,563)            (386,563)
                                                                    -----------          -----------
                Total stockholders' equity                            3,401,842              886,436
                                                                    -----------          -----------

                Total liabilities and stockholders' equity          $ 6,160,882          $ 7,301,171
                                                                    ===========          ===========

                                SENTO CORPORATION
                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                             THREE MONTHS                                 SIX MONTHS
                                                          ENDED SEPTEMBER 30                          ENDED SEPTEMBER 30
                                                   --------------------------------           ---------------------------------
                                                      1999                  1998                  1999                  1998
                                                   -----------           ----------           -----------           -----------
Revenue                                            $ 3,570,354           $1,517,845           $ 6,872,075           $ 3,004,210

Cost of sales                                        2,649,829            1,214,739             4,990,839             1,898,762
                                                   -----------           ----------           -----------           -----------

        Gross profit                                   920,525              303,106             1,881,236             1,105,448

Costs and expenses:
        Selling general and administrative           1,123,104            2,085,904             2,288,605             3,901,735

        Amortization of intangible assets                    -              107,729                     -               179,095
        Research and development                        89,958               34,274               117,314                96,588
                                                   -----------           ----------           -----------           -----------

                Total costs and expenses             1,213,062            2,227,907             2,405,919             4,177,418
                                                   -----------           ----------           -----------           -----------
        Operating loss                                (292,537)          (1,924,801)             (524,683)           (3,071,970)

Other income (net)                                     114,722              361,609                65,646               880,409
                                                   -----------           ----------           -----------           -----------
Loss before taxes                                     (177,815)          (1,563,192)             (459,037)           (2,191,561)
Income tax benefit                                      69,124              347,928               135,403               347,928
                                                   -----------           ----------           -----------           -----------
Net loss from continuing operations                   (108,691)          (1,215,264)             (323,634)           (1,843,633)
Loss from discontinued operations, net of
    income taxes                                             -             (182,366)              (51,389)             (451,988)
                                                   -----------           ----------           -----------           -----------
Net loss                                           $  (108,691)         $(1,397,630)          $  (375,023)          $(2,295,621)
                                                   ===========           ==========           ===========           ===========

Basic and diluted loss per share:
Loss from continuing operations                    $     (0.01)          $    (0.21)          $     (0.05)          $     (0.32)
Loss from discontinued operations                        (0.00)               (0.03)                (0.00)                (0.08)
                                                   -----------           ----------           -----------           -----------
Net loss per common share                          $     (0.01)          $    (0.24)          $     (0.05)          $     (0.40)
                                                   ===========           ==========           ===========           ===========

Weighted average number of
common and Common equivalent
shares outstanding:

Basic                                                7,861,083            5,737,233             7,077,069             5,716,783
Diluted                                              7,861,083            5,737,233             7,077,069             5,716,783

                                SENTO CORPORATION
                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                               SIX MONTHS
                                                                            ENDED SEPTEMBER 30
                                                                     --------------------------------
                                                                        1999                  1998
                                                                     ----------           -----------
Cash flows from operating activities:
        Net loss                                                     $  (375,023)         $(2,295,621)
        Adjustments to reconcile net loss to net cash
          used by operating activities:
           Depreciation and amortization                                 516,691              504,221
           (Gain)loss on disposal of assets                                5,718             (127,640)
           Amortization of deferred compensation                          19,690               64,690
           Changes in operating assets and liabilities:
               Accounts receivable                                       970,750            1,082,541
               Prepaid taxes                                             324,229                    -
               Other assets                                              (85,110)             784,959
               Accounts payable                                       (1,281,651)            (246,169)
               Accrued liabilities                                      (470,242)             351,258
               Deferred revenue                                         (126,179)            (936,272)
                                                                     -----------          -----------
                  Net cash used in operating activities                 (501,127)            (818,033)
Cash flows used in investing activities:
        Business disposals (acquisitions), net of cash                    50,000             (100,000)
        Purchase of furniture and equipment                             (682,877)          (1,228,349)
                                                                     -----------          -----------
                  Net cash used in investing activities                 (632,877)          (1,328,349)
Cash flows from financing activities:
        Proceeds from issuance of stock                                1,880,522              296,318
        Issuance of long-term debt                                             -              146,219
        Net payments on line of credit                                  (500,000)                   -
        Proceeds from stock options exercised                              8,122                    -
        Principal payments of long-term debt                            (100,175)            (101,876)
                                                                     -----------          -----------
                  Net cash provided by financing activities            1,288,469              340,661
Effect of foreign exchange rates on cash                                  (3,353)             (11,922)
                                                                     -----------          -----------
Net increase (decrease) in cash                                          151,112           (1,817,643)
Cash at beginning of period                                              275,893            5,807,014
                                                                     -----------          -----------
Cash at end of period                                                $   427,005          $ 3,989,371
                                                                     ===========          ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for:
        Interest                                                     $    39,911          $     2,542
        Income taxes                                                 $     3,678          $     3,615

                                SENTO CORPORATION
                                AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)


A.       BASIS OF PRESENTATION

         The accompanying unaudited condensed consolidated financial statements are stated in accordance with the instructions to Form 10-QSB and do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

         Operating results for the three and six months ended September 30, 1999 are not necessarily indicative of the results that may be expected for the full year. The unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 1999.

         Certain balances in the financial statements for the three-month and six-month periods ended September 30, 1998 have been reclassified to conform to the current presentation.

B.       COMPREHENSIVE LOSS

         The Company adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting Comprehensive Income," effective April 1, 1998. SFAS 130 establishes standards for reporting and displaying comprehensive loss and its components in financial statements. The components of the Company's comprehensive loss are as follows:

                                                              THREE MONTHS ENDED                  THREE MONTHS ENDED
                                                              SEPTEMBER 30, 1999                  SEPTEMBER 30, 1998
                                                         -----------------------------------------------------------
          Net loss                                                     $(108,691)                        $(1,397,630)
          Foreign currency translation
            adjustment                                                       601                              (8,855)
                                                                       ---------                         -----------
          Comprehensive loss                                           $(108,090)                        $(1,406,485)
                                                                       =========                         ===========

                                                                SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                              SEPTEMBER 30, 1999                  SEPTEMBER 30, 1998
                                                         -----------------------------------------------------------
          Net loss                                                     $(375,023)                        $(2,295,621)
          Foreign currency translation
            Adjustment                                                    (3,353)                            (11,922)
                                                                       ---------                         -----------
          Comprehensive loss                                           $(378,376)                        $(2,307,543)
                                                                       =========                         ===========

C.       COMMON STOCK

         SIX MONTHS ENDED SEPTEMBER 30, 1999
         During the six months ended September 30, 1999, the following transactions occurred which affected common stock:

         All outstanding convertible bonds ($500,000 principal) including accrued interest were converted into 401,264 shares of the Company's common stock.

         The Company also completed a private placement of common stock in June of 1999, whereby 600,000 units, consisting of two shares of common stock and a warrant to purchase one share of common stock, were sold. The units were sold at a price of $3.20 per unit for total proceeds of $1,880,522 (net of $39,478 in offering costs). The warrants are exercisable for a three-year period at $2.50 per share.

         On August 11, 1999, the Company issued 169,097 shares of common stock pursuant to a settlement and release agreement (the "Agreement") with Educational Systems, Inc ("ESI"). The Agreement called for the issuance of common stock in full satisfaction of unpaid costs that had been accrued by the Company under an acquisition agreement executed by Sento, Sento Training and ESI in August of 1998.

         Options to purchase 48,384 shares of common stock were exercised during the six months ended September 30, 1999.

         SIX MONTHS ENDED SEPTEMBER 30, 1998
         During the six-month period ended September 30, 1998, the following transactions occurred which affected common stock:

         Warrants to purchase 73,894 shares of common stock were exercised for proceeds of $258,629.

         A total of 11,082 shares of common stock were issued in lieu of employee bonuses.

         A total of 11,453 shares of common stock were issued under the Employee Stock Purchase Plan.

         Convertible bonds ($100,000 principal) were converted to 33,393 shares of common stock.

         The Company sold a building to a former employee who was also a director of the Company at the time of sale. The property was sold for $192,722 in cash and 58,000 shares of common stock. The net gain on the sale was $124,578.

D.       LOSS PER SHARE

         Loss per share is computed in accordance with Financial Accounting Standards Board Standard No. 128, "Earnings Per Share". Basic loss per share is computed as net loss divided by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share reflects the potential dilution that could occur from shares of common stock issuable through stock options, warrants and other convertible securities. The computation of diluted loss per share for the six months ended September 30, 1999 excludes the assumed conversion of $500,000 in convertible bonds prior to the conversion to common stock on June 16, 1999 and June 20, 1999, because the impact of the conversion would be anti-dilutive. The computation of diluted earnings per share for the six months ended September 30, 1998 excludes the assumed conversion of $900,000 in convertible bonds because the impact of the conversion would be anti-dilutive. Employee stock options of 1,774,787 and 2,128,601, and warrants of 767,500 and 560,000 to purchase common stock that were outstanding during the six months ended September 30, 1999 and 1998, respectively, were not included in the computation of diluted loss per share because to do so would be anti-dilutive.

E.       DISCONTINUED OPERATIONS

         In June of 1999, the Company completed the sale of its VAR business and certain related assets. The VAR business was sold effective June 30, 1999. The Company received cash of $50,000 and future contingent earn-out payments of up to $350,000 to be received over 36 months. The Company recognized a gain on the sale before income taxes of approximately $5,000 that has been included in the loss from discontinued operations for the six months ended September 30, 1999.

         The VAR business has been accounted for as discontinued operations, and accordingly, the results of operations are segregated from continuing operations in the accompanying statements of operations. Revenue, operating costs and expenses, other income and expenses, and income taxes of this business have been reclassified to discontinued operations for the three and six months ended September 30, 1999 and 1998. No allocation of general corporate overhead has been made to discontinued operations relating to this business. The assets and liabilities related to discontinued operations as of March 31, 1999 were approximately $240,000 and $210,000, respectively.

F.       SEGMENT REPORTING

         The Company has adopted SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. The Company's two reportable business segments have separate management teams. The segments consist of Technical Services and Training Services.

         TECHNICAL SERVICES: This segment offers a range of IT outsourcing services consisting of "call center," "help desk," and technical support services provided through the Company's "eCustomer Contact Center."

         TRAINING SERVICES: This segment provides seminar training workshops, customized corporate training programs and multi-media presentations, all of which are designed to teach and reinforce skills required to make IT systems work effectively.

         The "Other" column includes corporate related items and results of insignificant operations.

         Summarized financial information concerning the Company's reportable segments for the three months and six months ended September 30, 1999 and 1998 is shown in the following tables:

              THREE MONTHS ENDED              TECHNICAL              TRAINING
              SEPTEMBER 30, 1999               SERVICES              SERVICES                OTHER                  TOTAL
         ----------------------------        ------------           ------------          ------------           -------------
         Revenues                            $  2,318,631           $  1,006,984          $    244,739           $  3,570,354
         Cost of sales                          2,069,611                503,116                77,102              2,649,829
         Depreciation                             186,300                 10,762                45,901                242,963
         Segment operating income
            (loss)                               (301,420)                35,524               (26,641)              (292,537)
         Total assets as of
            September 30, 1999                  4,095,180                690,224             1,375,478              6,160,882

              THREE MONTHS ENDED              TECHNICAL              TRAINING
              SEPTEMBER 30, 1998               SERVICES              SERVICES                 OTHER                  TOTAL
         ----------------------------        ------------           ------------          ------------           -------------
         Revenues                            $    294,468           $    781,668          $    441,709           $  1,517,845
         Cost of sales                            462,112                591,476               161,151              1,214,739
         Depreciation                              27,148                 21,830               134,078                183,056
         Amortization of intangible
            assets                                      -                 93,749                13,980                107,729
         Segment operating loss                  (555,963)            (1,124,275)             (244,563)            (1,924,801)
         Total assets as of
            September 30, 1998                  3,397,503              1,374,140             9,358,265             14,129,908


                                                                          8

              SIX MONTHS ENDED                 TECHNICAL             TRAINING
              SEPTEMBER 30, 1999               SERVICES               SERVICES                OTHER                  TOTAL
         ----------------------------        ------------           ------------          ------------           -------------
         Revenues                            $  4,447,123           $  1,902,726          $    522,226           $  6,872,075
         Cost of sales                          3,813,949                991,824               185,066              4,990,839
         Depreciation                             412,361                 17,662                86,668                516,691
         Segment operating loss                  (422,546)               (88,385)              (13,752)              (524,683)
         Total assets as of
            September 30, 1999                  4,095,180                690,224             1,375,478              6,160,882

               SIX MONTHS ENDED               TECHNICAL               TRAINING
              SEPTEMBER 30, 1998              SERVICES                SERVICES                OTHER                  TOTAL
         ----------------------------        ------------           ------------          ------------           -------------
         Revenues                            $    581,922           $  1,557,771          $    864,517           $  3,004,210
         Cost of sales                            510,672              1,088,714               299,376              1,898,762
         Depreciation                              33,011                 36,845               255,270                325,126
         Amortization of intangible
            assets                                      -                151,135                27,960                179,095
         Segment operating loss                  (603,477)            (1,898,721)             (569,772)           (3,071,970)
         Total assets as of
            September 30, 1998                  3,397,503              1,374,140             9,358,265             14,129,908

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

GENERAL

Sento Corporation ("Sento" or the "Company") provides integrated information technology ("IT") solutions for Windows NT, UNIX, Open VMS,
Internet/Intranet, and networked computing environments. Through its wholly-owned subsidiaries, Sento delivers outsourced training and technical support services.

Sento Training Corporation ("Sento Training") provides classroom training courses, seminar training workshops, customized corporate training programs and multi-media presentations, all of which are designed to teach and reinforce skills required to make IT systems work effectively. Sento Technical Services Corporation ("Sento Technical Services") offers a range of IT outsourcing services consisting of "call center", "helpdesk", and technical support services. The Company conducts substantially all of its foreign operations through Sento Australia Pty. Ltd. ("Sento Australia") based in Sydney, Australia.

THREE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO THE THREE MONTHS ENDED SEPTEMBER 30, 1998.

Revenues

Revenues increased 135%, or $2,052,509 from $1,517,845 for the three months ended September 30, 1998 to $3,570,354 for the three months ended September 30, 1999. These revenues were generated primarily from the following two areas:

Technical services revenues increased 687%, or $2,024,163 from $294,468 for the three months ended September 30, 1998 to $2,318,631 for the three months ended September 30, 1999. The Company began its technical services operations during the quarter ended March 31, 1998, and in August of 1998, moved to its "state of the art" eCustomer Contact Center in American Fork, Utah. The significant increase in revenues reflects the Company's strategic focus on providing IT services through its eCustomer Contact Center. Agent headcount has increased from 21 agents at June 30, 1998 to 316 at September 30, 1999. Management expects to be at capacity at the American Fork location during November 1999 with over 400 agents. Management believes the personnel growth Sento is experiencing has had and, in the near term will continue to have, a negative impact on its earnings because of upfront training and hiring costs for new agents and the time lag before they generate revenue. Management expects this personnel growth to continue into the near future, and this division may not turn profitable in Sento's third quarter due to this division's expanding customer base. The rate of personnel growth, as well as other factors, will determine if the Company's technical services become profitable. Management is currently unable to forecast when or if such profitability will be achieved. Revenue by quarter for this segment through September 30, 1999 is as follows:

                 Three Months   Three Months    Three Months  Three Months  Three Months   Three Months
                     Ended          Ended          Ended          Ended        Ended          Ended
                 JUN. 30, 1998  SEP. 30, 1998  DEC. 31, 1998  MAR. 31, 1999 JUN. 30, 1999 SEP. 30, 1999
Revenue           $  287,454     $  294,468     $  685,881     $1,575,429    $2,128,492     $2,318,631
                  ==========     ==========     ==========     ==========    ==========     ==========
Increase in
revenue from
prior quarter            N/A     $    7,014     $  391,413     $  889,548     $ 553,063     $  190,139
                                 ==========     ==========     ==========    ==========     ==========

Training revenues increased 29%, or $225,316 from $781,668 for the three months ended September 30, 1998 to $1,006,984 for the same period in 1999. This increase represents the Company's transition to intensive multi-week IT certification courses and custom corporate training from shorter, less intensive courses and other multi-media forms of IT training.

Cost of Sales

Costs of sales consists primarily of salaries and employee benefits for the Company's full and part-time employees, consultants, engineers, agents, and instructors; travel expenses relating to consulting and training activities; facilities costs; and depreciation on property and equipment used in providing technical support services.

Cost of sales increased 118%, or $1,435,090, from $1,214,739 for the three months ended September 30, 1998 to $2,649,829 for the same period in 1999. Gross profit as a percentage of revenues increased by 6 percentage points, from 20% of revenues during the three months ended September 30, 1998 to 26% of revenues for the same three-month period in 1999. The increase in gross margin, which is offset by upfront training costs of new agents discussed above, is primarily the result of increased utilization of the Company's facilities.

Selling, General and Administrative Expenses

Selling, general and administrative expenses decreased 46%, or $962,800 from $2,085,904 for the three months ended September 30, 1998 to $1,123,104 for same three-month period in 1999. The decrease was due primarily to management's focus on cost reduction, a shift to less expensive marketing methods and a reduction in the level of expenditures associated with the start-up of the eCustomer Contact Center and the training division during the three-month period ended September 30, 1998.

The Company recorded $107,729 of amortization expense relating to intangible assets during the three months ended September 30, 1998. The intangible assets that were amortized in 1998 were subsequently disposed of or written off due to impairment. Therefore, there is no amortization expense for the three months ended September 30, 1999.

Other Income (Expense)

During the three months ended September 30, 1999, the Company recorded other income (net) of $114,722, as compared to $361,609 for the three months ended September 30, 1998. The decrease of $246,887 was primarily due to the realization of income during the three months ended September 30, 1998 from the sale of assets. Management does not expect other income to be significant in future periods.

Discontinued Operations

The Company sold all of its VAR business and related assets as of June 30, 1999. Loss from these discontinued operations was $182,366 for the three months ended September 30, 1998, and there was no loss to report for discontinued operations for the three months ended September 30, 1999.

SIX MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO THE SIX MONTHS ENDED SEPTEMBER 30, 1998.

Revenues

Revenues increased 129%, or $3,867,865 from $3,004,210 for the six months ended September 30, 1998 to $6,872,075 for the six months ended September 30, 1999. These revenues were generated primarily from the following two areas:

Technical services revenues increased 664%, or $3,865,201 from $581,922 for the six months ended September 30, 1998 to $4,447,123 for the six months ended September 30, 1999. The Company began its technical services operations during the quarter ended March 31, 1998, and in August of 1998, moved to its "state of the art" eCustomer Contact Center in American Fork, Utah. The significant increase in revenues reflects the Company's strategic focus on providing IT services through its eCustomer Contact Center. Agent headcount has increased from 21 agents at June 30, 1998 to 316 at September 30, 1999. Management expects to be at capacity at the American Fork location during November 1999 with over 400 agents. Management believes the personnel growth Sento is experiencing has had and, in the near term will continue to have, a negative impact on its earnings because of upfront training and hiring costs for new agents and the time lag before they generate revenue. Management expects this personnel growth to continue into the near future, and this division may not turn profitable in Sento's third quarter due to this division's expanding customer base. The rate of personnel growth, as well as other factors, will determine if the Company's technical services become profitable. Management is currently unable to forecast when or if such profitability will be achieved. Revenue by quarter for this segment through September 30, 1999 is disclosed in management's discussion and analysis of the three months ended September 30, 1999 and 1998.

Training revenues increased 22%, or $344,955 from $1,557,771 for the six months ended September 30, 1998 to $1,902,726 for the same period in 1999. This increase represents the Company's transition to intensive multi-week IT certification courses and custom corporate training from shorter, less intensive courses and other multi-media forms of IT training.

Cost of Sales

Cost of sales consists primarily of salaries and employee benefits for the Company's full and part-time employees, consultants, engineers, agents, and instructors; travel expenses relating to consulting and training activities; facilities costs; and depreciation on property and equipment used in providing technical support services.

Cost of sales increased 163%, or $3,092,077 from $1,898,762 for the six months ended September 30, 1998 to $4,990,839 for the same period in 1999. Gross profit as a percentage of revenues decreased by 10 percentage points, from 37% of revenues during the six months ended September 30, 1998 to 27% of revenues for the same six-month period in 1999. The decrease in gross margin is primarily the result of a shift in the Company's revenue mix caused by the substantial increase in technical service revenues, which generate lower gross margins, and the upfront training costs of new agents discussed above. Generally, the lower gross profit margins are offset by lower sales and marketing expenses needed to generate technical service revenues.

Selling, General and Administrative Expenses

Selling, general and administrative expenses decreased 41%, or $1,613,130 from $3,901,735 for the six months ended September 30, 1998 to $2,288,605 for same six-month period in 1999. The decrease was due primarily to management's focus on cost reduction and a shift to less expensive marketing methods and a reduction in the level of expenditures associated with the start-up of the eCustomer Contact Center and the training division during the six-month period ended September 30, 1998.

The Company recorded $179,095 of amortization expense relating to intangible assets during the six months ended September 30, 1998. The intangible assets that were amortized in 1998 were subsequently disposed of or written off due to impairment. Therefore, there is no amortization expense for the six months ended September 30, 1999.

Other Income (Expense)

During the six months ended September 30, 1999, the Company recorded other income (net) of $65,646 as compared to $880,409 for the six months ended September 30, 1998. The decrease of $814,763 was primarily due to the realization of income during the six months ended September 30, 1998 from the sale of assets. Management does not expect other income to be significant in future periods.

Discontinued Operations

The Company sold all of its VAR business and related assets as of June 30, 1999. The loss from continuing operations reflected in the Statements of Operations for the six months ended September 30, 1999 and September 30, 1998 excludes the VAR business' revenues and expenses. Loss from these discontinued operations was $51,389 for the six months ended September 30, 1999 and $451,988 for the six months ended September 30, 1998.

Liquidity and Capital Resources

At September 30, 1999, the Company had working capital of $110,358 and cash balances had increased 55% or $151,112 from $275,893 at March 31, 1999 to $427,005 at September 30, 1999. The improved liquidity was primarily due to proceeds received from the Company's private placement of common stock in June of 1999.

On June 29, 1999, the Company completed a private placement of common stock and warrants resulting in total consideration received (net of offering costs) of $1,880,552. This private placement was in the form of 600,000 units consisting of two shares of common stock and a warrant to purchase one share of common stock. The units were sold at a price of $3.20 per unit. The stock purchase warrants are exercisable at $2.50 per share. With this new financing and revenues from the Company's operations, management believes the Company will be able to continue its existing operations and fund part of its expected growth.

This new financing also made it possible for the Company to restructure its loan with a bank, which provides up to $2,000,000 of financing. The amount available under the bank loan is based on Sento's outstanding accounts receivable. As of September 30, 1999 there was $500,000 of borrowings outstanding under this bank line of credit. The loan matures in February of 2000 and is renewable upon the mutual agreement of the Company and the bank.

The Company's primary sources of liquidity have been cash received from sales of assets and cash provided through private sales of equity as well as borrowings under a bank line of credit. In addition, the Company has financed some of its equipment utilized in its business through long-term leasing arrangements. The current growth rate of the technical services division consumes a substantial amount of cash monthly, and the Company continues to pursue additional funding opportunities. In the event the Company is not able to find such alternate sources of funding, its ability to pursue its planned business strategy will be limited and it may be forced to reduce operations. There can be no assurance that the Company will be able to obtain necessary capital funding on terms favorable to the Company, if at all.

Year 2000

Sento Corporation has organized a Year 2000 oversight committee that conducted an analysis of the Company's internal compliance and implementing necessary changes to ensure compliance. An overall five-phase plan was implemented to coordinate the efforts of all offices worldwide.

The five-phase plan is outlined below:

- Discovery: Creation of Year 2000 Project Plan, Organization of Oversight Committee consisting of Site Coordinators for each of the Sento Sites, Members of IT Management and Sr. Management, and Project Manager. Communication with Board of Directors.

- Risk Assessment: Identify and document critical path items for all departments throughout Sento worldwide. Assess risk on each item. Determine current Year 2000 compliance status for each at risk item.

- Equipment and Products: Inventory of internal systems and software and embedded logic equipment. Contacting all suppliers and manufacturers of equipment and products regarding Year 2000 status on products as well as their internal company Year 2000 readiness.

- Testing: Conduct internal testing on all mission critical systems to assure no disruption of service or date-logic concerns.

- Reporting and Contingency Plans: Reporting of results of above phases and proposed contingency plans for all high-risk items.

The Company has completed all of the above phases and is not aware of any significant deficiencies in the Company's internal operations that have not been resolved. The Company's mission critical systems primarily consist of newly purchased computers with Intel processors running Microsoft NT/Windows software. The Company's primary mission critical applications have been purchased with documented Year 2000 compliance. The telephone and security systems for the Company's corporate office are newly purchased and Year 2000 certification verification has been received.

While the Company is not aware of any existing potential claims, the occurrence of Year 2000 related system failures in the information systems of clients of the Company or other third parties including service providers (particularly providers of telephone and other utility services), strategic alliance partners, vendors or suppliers, could have a material adverse effect on the Company's business, financial condition and results of operation, whether or not the Company bears any responsibility, legal or otherwise, for the occurrence of those problems.

Factors Affecting Future Results

This Form 10-QSB contains certain forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended) that involve substantial risks and uncertainties. When used in this Form 10-QSB, the words "anticipate" and "expect" and similar expressions as they relate to the Company or its management is intended to identify such forward-looking statements. The Company's actual results, performance or achievements will differ, and could differ materially from the results, performance or achievements expressed in, or implied by, these forward-looking statements. Risks and uncertainties and other factors that could cause or contribute to such differences include, but are not limited to, the Company's ability to obtain capital funding necessary to pursue its business strategy; difficulties in attracting and retaining highly skilled employees; the Company's ability to manage rapid growth and expansion into new geographic areas and service lines; the

Company's ability to develop IT solutions that keep pace with continuing changes in technology, evolving industry standards and changing client preferences; and risks related to Year 2000 failures in client's information systems. These and other risks, uncertainties and other factors are more fully described in the Company's Annual Report on Form 10-KSB.

PART II. OTHER INFORMATION

Item 2.  Changes in Securities

         a. Pursuant to a Convertible Bond and Warrant Purchase Agreement dated as of July 8, 1997, between Canadian Imperial Holdings, Inc. ("CIHI") and the Company, the Company sold to CIHI a Convertible Bond with an "issue price" of $1,000,000 and bearing interest at the rate of six percent (the "Convertible Bond"). The Convertible Bond, including interest on the principal thereof, was convertible by CIHI into shares of the common stock in accordance with the conversion rate set forth in the Convertible Bond upon the earlier of (a) at any time after October 6, 1997 in the discretion of CIHI or (b) automatically on July 8, 1999.

                  On June 16, 1999 and June 22, 1999, CIHI elected to convert $200,000 and $300,000, respectively, of principal value of the Convertible Bond, together with accrued interest thereon, into shares of common stock. In exchange for the cancellation of the converted portion of the Convertible Bond and the Company issued to CIHI 401,264 shares of common stock. Upon the completion of these conversions, the Convertible Bond has been converted in its entirety.

                  The sale of the Convertible Bond and the issuance of the shares of common stock upon the conversion thereof were effected in reliance upon the exemption for sales of securities not involving a public offering, as set forth in
                  Section 4(2) of the Securities Act of 1993, as amended (the "Securities Act"). The Company's reliance upon such exemption was based upon representations and warranties of CIHI contained in transaction documents submitted to the Company by CIHI.

                  On May 11, 1999, June 2, 1999 and September 30, 1999, the Company issued 41,829, 3,548, and 3,007 shares of common stock, respectively, upon the exercise of options granted pursuant to the Company's stock option plan.

                  On June 29, 1999, the Company completed a private placement of its common stock whereby 600,000 units consisting of two shares of the common stock and one warrant to purchase one share of common stock were sold. The units were sold at a price of $3.20 per unit and the stock purchase warrants are exercisable for a three-year period at $2.50 per share. The private placement of the units was effected in reliance upon the exemption for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act and Regulation D promulgated thereunder. The Company's reliance on such exemptions was based upon representations and warranties of the purchasers contained in purchase documents delivered to the Company by each purchaser.

                  On August 11, 1999, the Company issued 169,097 shares of common stock pursuant to a settlement and release agreement (the "Settlement Agreement") with Educational Systems, Inc
                  (ESI). The Settlement Agreement called for the issuance of common stock in full satisfaction of unpaid costs that had been accrued by the Company under an acquisition agreement executed by Sento, Sento Training and ESI in August of 1998. The issuance of shares of common stock was undertaken in reliance upon the exemption for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act. The Company's reliance on such exemption was based upon representations and warranties of the purchasers contained in the Settlement Agreement.

Item 4.  Submission of Matters to Vote of Security Holders

         a. On September 23, 1999, the Company held its Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting, two matters were submitted to the Company's shareholders for consideration and approval. Those matters, together with the voting results for each matter, are described in the following paragraphs.

                  (a) Three directors of the Company were elected to serve until the 2000 Annual Meeting of Shareholders of the Company. The directors elected, together with votes received are: Kieth E. Sorenson 5,412,727 votes; Arthur F. Coombs, III 5,611,909 votes; and Gary B. Filler 5,611,909 votes.

                  (b) The Company's shareholders approved the adoption of the Sento Corporation 1999 Omnibus Stock Incentive Plan (the "Plan"). The Plan replaces, in part, the Sento Corporation Stock Incentive Plan, as amended (the "Predecessor Plan"), and therefore, the Common Stock previously authorized for the granting of stock options under the Predecessor Plan remain outstanding pursuant to the terms of the Predecessor Plan. The Plan authorizes an aggregate of 3,500,000 shares of Common Stock that may be subject to awards under the Plan. Accordingly, only an additional 1,000,000 shares of Common Stock will be available for awards under the Plan in excess of the number of shares that were available under the Predecessor Plan. With respect to this proposal, there were 2,853,077 votes cast in favor of the proposal, 1,115,237 votes cast against the proposal, and 32,590 votes abstained.

Item 6.  Exhibits and Reports on Form 8K

         a.       Reg. SB item 27, Financial Data Schedule

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         SENTO CORPORATION
                         (Registrant)



                         By:      /s/ ARTHUR F. COOMBS III
                                  ------------------------------------------
                                  Arthur F. Coombs, III
                                  President and Chief Executive Officer



                         By:      /s/ STANLEY J. CUTLER
                                  ------------------------------------------
                                  Stanley J. Cutler
                                  Corporate Controller and Secretary

                                     PROXY

                               SENTO CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gary B. Filler and Stanley J. Cutler, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of Sento Corporation, a Utah corporation (the "Company"), held of record by the undersigned on November 15, 1999 at a Special Meeting of Shareholders (the "Special Meeting") to be held at 808 East Utah Valley Drive, American Fork, Utah 84003, on December 16, 1999, at 10:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. PROPOSAL TO APPROVE, AUTHORIZE, ADOPT AND RATIFY a Contribution Agreement by and between the Company and EchoPass Corporation and to approve and authorize the Company to consummate the transactions contemplated by such Contribution Agreement.

               / /  FOR           / /  AGAINST           / /  ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE, AUTHORIZE, ADOPT AND RATIFY THE CONTRIBUTION AGREEMENT BY AND BETWEEN THE COMPANY AND ECHOPASS CORPORATION AND TO APPROVE AND AUTHORIZE THE COMPANY TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY SUCH CONTRIBUTION AGREEMENT.

    Please complete, sign and date this proxy where indicated and return it promptly in the accompanying envelope.


DATED: -------------------------------------------------,     ----------------------------------------
1999                                                          Signature
                                                              ----------------------------------------
                                                              Signature if held jointly

                                                              (Please sign above exactly as the shares
                                                              are issued. When shares are held by
                                                              joint tenants, both should sign. When
                                                              signing as attorney, executor,
                                                              administrator, trustee or guardian,
                                                              please give full title as such. If a
                                                              partnership, please sign in partnership
                                                              name by authorized person.)